UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05555

                         SANFORD C. BERNSTEIN FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: September 30, 2006

                    Date of reporting period: March 31, 2006

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ITEM 1. REPORTS TO STOCKHOLDERS.


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                         SANFORD C. BERNSTEIN FUND, INC.
                                       AND
                       SANFORD C. BERNSTEIN FUND II, INC.
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                                                    SEMIANNUAL REPORT
                                                       MARCH 31, 2006

                                 Fixed-Income &
                                                 International Equity
                                                 Investments

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Table of Contents

Portfolio Manager Commentaries ............................................    1

Historical Performance ....................................................    8

Mountain Charts ...........................................................   11

Fund Expenses .............................................................   13

Portfolio Summaries .......................................................   14

Statements of Assets and Liabilities ......................................   18

Statements of Operations ..................................................   26

Statements of Changes in Net Assets .......................................   30

Financial Highlights ......................................................   38

Notes to Financial Statements .............................................   52

Other .....................................................................   77

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Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc. or the
Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio's investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Funds' prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on OProspectusesO at the bottom of any screen or by calling your financial adviser or by calling Bernstein's mutual fund shareholder help line at (212) 756-4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on "Updated Fund Performance" at the bottom of any screen.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. prospectuses for individuals who are not shareholders of the Funds.

You may obtain a description of the Funds' proxy voting policies and procedures, without charge. Simply visit our website at www.bernstein.com or go to the Securities and Exchange Commission's (the "Commission") website at www.sec.gov or call Bernstein at (212) 756-4097.

Each Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
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      Investment Products Offered: o Are Not FDIC Insured o May Lose Value
                            o Are Not Bank Guaranteed
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Portfolio Manager Commentaries
To Our Shareholders--May 22, 2006

This report provides management's discussion of fund performance for the 12 portfolios of the Sanford C. Bernstein Fund, Inc. and one portfolio of the Sanford C. Bernstein Fund II, Inc., for the semi-annual reporting period ended March 31, 2006.

Bernstein Tax-Managed International Portfolio

Investment Objective and Strategy

Bernstein Tax-Managed International Portfolio (the "Portfolio") seeks to provide long-term capital growth through investments in equity securities of established foreign companies constituting the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, plus Canada. Normally, approximately 50% of the value of the Portfolio will consist of international growth stocks, and 50% of the value of the Portfolio will consist of international value stocks. The Portfolio will be rebalanced to maintain this targeted allocation; however, the actual weightings of securities will vary within a narrow range, usually from 45% to 55%. The Portfolio seeks to minimize the impact of taxes on shareholders' return.

Bernstein International Portfolio

Investment Objective and Strategy

Bernstein International Portfolio (the "Portfolio") seeks to provide long-term capital growth through investments in equity securities of established foreign companies constituting the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, plus Canada. Normally, approximately 50% of the value of the Portfolio will consist of international growth stocks, and 50% of the value of the Portfolio will consist of international value stocks. The Portfolio will be rebalanced to maintain this targeted allocation; however, the actual weightings of securities will vary within a narrow range, usually from 45% to 55%. The Portfolio is managed without regard to tax considerations.

Investment Results

The table on page 10 shows performance for the Bernstein Tax-Managed International and Bernstein International Portfolios compared with their benchmark, the MSCI EAFE Index (cap-weighted, unhedged), for the six- and 12-month periods ended March 31, 2006.

Both Portfolios outperformed their benchmark during both the six- and 12-month periods ended March 31, 2006. While the MSCIValue and MSCI Growth Indices had almost identical returns over the six- and 12-month periods, the premium from the value portion of both Portfolios was particularly large, thanks in part to several holdings driven up by take-over bids.

For both the six- and 12-month periods under review, positive stock selection in financials and materials drove relative performance. Stock selection in health care and technology shares offset some of the relative gains in both periods. The Portfolios' financials stocks rose on improved investor sentiment after the U.S. Federal Reserve indicated that it may be through raising interest rates. Several financial services stocks were also lifted by strong fourth quarter 2005 earnings reports. Additionally, several Japanese financials rose due to strength in Japan's economy. Within materials, several holdings rose on strong earnings growth and high metals prices. In addition, mergers and acquisition activity lifted the prices of some of the Portfolios' holdings.

Portfolio negatives in the health care sector were driven by stock-specific factors as well as threats from generic versions of key drugs. The Portfolios' Blend Investment Policy Team (the "team") still finds the Portfolios' core holdings attractive given their strong drug pipelines, with one company management highlighting 10-12 drugs that reported new trial data in the first quarter of 2006 alone. In technology, select holdings fell sharply after several companies announced new guidance that was below analysts' expectations. However, the team's research suggests that the companies remain well positioned due to solid new business pipelines, low-cost manufacturing presence and positive operating cash flow.

Market Review and Investment Strategy

Non-U.S. developed equity markets, as represented by the MSCI EAFE Index, posted strong gains in the six- and 12-month periods ended March 31, 2006, up 13.86% and 24.41%, respectively. The 12-month return would have been almost 10% higher if not for the strengthening of the U.S. dollar versus most other currencies. By contrast, the Standard & Poor's 500 Stock Index was up only 6.38% and 11.72% in the six- and 12-month periods, respectively.


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Portfolio Manager Commentaries(continued from previous page)

The market's rally reflected a supportive global economic backdrop. Although U.S. gross domestic product growth, which powered the global economy through the first half of the decade, is widely expected to soften in 2006 as the housing market slows, faster growth outside the U.S. is expected to more than offset that. With more of the world's consumption, investment and profits coming from outside the U.S., global economic growth is likely to be more balanced and potentially more sustainable. Productivity-enhancing technological change and globalization are keeping the lid on wage inflation, enabling central banks to continue increasing interest rates only modestly. During the quarter, Japan's central bank signaled the end of its ultra-loose monetary policy regime, temporarily shaking bond and equity markets. With the world's second-largest economy at last escaping deflation and moving toward a self-sustaining recovery, the prospect of increases in rates seems more a cause for optimism than concern. The favorable economic climate has helped boost corporate profitability and is widely expected to continue to support strong earnings growth, especially outside the U.S. The latter largely explains the recent out-performance of non-U.S. equities.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

Prior to May 2, 2005, the Bernstein Emerging Markets Portfolio was known as the Bernstein Emerging Markets Value Portfolio (the "Portfolio"). The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. At least 80% of the Portfolio's net assets will be invested in such companies. Under normal circumstances, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. However, depending on market conditions, the actual weightings of securities from each investment discipline may vary, normally from 45% to 55%.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. The Portfolio may not necessarily be diversified on a geographical basis, but may also make investments in established foreign companies constituting the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index.

Investment Results

The table on page 10 shows performance for the Bernstein Emerging Markets Portfolio and its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index, for the six- and 12-month periods ended March 31, 2006.

The Portfolio underperformed its benchmark during both the six- and 12-month periods. Underperformance stemmed primarily from stock selection within the technology, energy and industrial commodities sectors. In particular, steel prices declined sharply in 2005 on fears of increased Chinese production, depressing the share price of several of the Portfolio's steel holdings and detracting from performance relative to the benchmark. Underexposure to Russia was also a source of relative underperformance, as Russian shares climbed 110.62% in U.S. dollar terms during the 12-month period, as measured by the MSCI Russia Index. This occurred largely on the strength of Russian energy companies. Relative underperformance was softened by strong stock selection within the financial sector, as several key holdings rallied in concert with increasing demand for financial services, particularly in Korea, Brazil and South Africa.

Market Review and Investment Strategy

Equity markets around the world experienced strong gains in the six- and 12-month periods ending March 31, 2006, driven by optimism regarding rapid global economic growth and continued robust corporate earnings. The emerging markets fared particularly well, returning 20.06% and 47.45% in the six- and 12-month periods, respectively, as measured by the MSCI Emerging Markets Index in U.S. dollar terms. Robust domestic economic fundamentals, including strong gross domestic product growth, growing current account balances and high levels of corporate profitability continued to instill confidence among investors in the emerging equity markets.

Energy stocks far outpaced all other sectors over the 12-month period, propelled by a tailwind of high oil prices. Despite being the only sector to post a negative return in the fourth quarter of 2005 on signs of easing oil prices, the energy sector snapped back in the first quarter of 2006. This was in response to supply concerns stemming, in part, from the political situations in certain oil-producing emerging markets.


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Portfolio Manager Commentaries (continued from previous page)

Gains over the 12-month period were not just concentrated in the energy sector, however, as every sector and every country posted positive returns in U.S. dollar terms.

Over the 12-month period ending March 31, 2006, the Portfolio's investment opportunities were expanded to incorporate the company research and stock selection expertise of the Emerging Markets Growth Equities team. This blended investment strategy--utilizing the expertise of both the Alliance Emerging Markets Growth Equities team and the Bernstein Emerging Markets Value Equities team--allows the management team to build a portfolio with overall strong growth potential that is also trading at attractive prices. We believe that this structure should serve investors well by taking advantage of a far broader set of opportunities presented in the emerging markets.

Bernstein Intermediate Duration Portfolio and Bernstein Intermediate Duration Institutional Portfolio

Investment Objective and Strategy

Bernstein Intermediate Duration Portfolio seeks to provide safety of principal and a moderate-to-high rate of income that is subject to taxes. Bernstein Intermediate Duration Institutional Portfolio seeks to provide safety of principal and a moderate-to-high rate of current income. Under normal circumstances, both Portfolios (the "Portfolios") will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolios' securities by nationally recognized statistical rating organizations ("NRSROs"). The Portfolios may also invest up to 25% of their total assets in fixed-income, non-U.S. dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. dollar denominated foreign securites, in each case in developed or emerging-market countries. The Portfolios may also invest up to 25% of their total assets in fixed-income securities rated below investment grade (BB or below) by NRSROs (commonly known as "junk bonds"). The Portfolios seek to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The table on page 10 shows performance for the Bernstein Intermediate Duration and Bernstein Intermediate Duration Institutional Portfolios compared with their benchmark, the Lehman Brothers (LB) Aggregate Bond Index, for the six- and 12-month periods ended March 31, 2006.

Both Portfolios outperformed their benchmark for both the six- and 12-month periods ended March 31, 2006. Exposure to non-benchmark sectors, high yield, emerging-market debt and hedged non-U.S. government holdings all contributed positively to relative performance. Additionally, the Portfolios' overweight position in mortgages and commercial mortgage-backed securities (CMBS), as well as the Portfolios' shorter-than-benchmark duration, also contributed positively to performance.

Market Review and Investment Strategy

Investment-grade fixed-income returns were generally weak during the semi-annual period, reflecting higher U.S. interest rates. Yields rose across the maturity spectrum as the Federal Reserve continued to raise official interest rates another 100 basis points in quarter point increments. The Treasury yield curve finished the quarter almost perfectly flat, with most rates within a few basis points of 4.8%. At the end of the period, the Fed funds rate stood at 4.75%, 375 basis points higher than when the Fed started tightening in June of 2004.

The U.S. Treasury market, as measured by the Lehman Brothers Treasury Index, posted a return of -0.51%, underperforming all other fixed-income sectors on a comparable duration basis. The Federal Open Market Committee hinted at further rate increases in late March, pushing Treasury yields higher and triggering a Treasury sell-off.

CMBS securities posted the best returns within the index at 0.37% over comparable duration Treasuries. Mortgage pass-throughs and asset-backed securities returned 0.20% respectively, followed by agency securities at 0.11%. Mortgages benefited from low volatility and stable rates throughout most of the period while CMBS securities were helped by improving delinquency trends. Investment-grade corporates were the laggards during the reporting period, posting a return of only 0.08% over duration-matched Treasuries. Investment-grade corporate returns were dampened by both increasing event risk, as well as a series of downgrades in the auto industry.

The non-benchmark sectors, less correlated with U.S. Treasuries, fared much better. As rates generally rose less abroad than in the U.S., hedged non-U.S. dollar government


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Portfolio Manager Commentaries (continued from previous page)

bonds outperformed their U.S. counterparts, posting excess returns over U.S. Treasuries exceeding 100 basis points. Select securities in non-U.S. bond markets held in the Portfolios fared even better, including Poland, Japan, Mexico and Australia.

The high yield market, as represented by the Lehman Brothers High Yield Index, posted an excess return over Treasuries of 3.85%. High yield was helped by a generally benign environment, sound technicals and strong corporate profits. Lastly, the emerging market debt class posted the strongest returns within fixed-income sectors, returning 5.19% in excess terms, according to Lehman Brothers. The emerging markets enjoyed strong investor demand, a favorable low global interest rate environment and strong global liquidity throughout the period.

During the reporting period, the Portfolios were positioned for U.S. interest rates to rise. Accordingly, the Portfolios' overall duration was kept shorter than that of the benchmark. As a further buffer against rising U.S. interest rates, investments were made in select hedged non-U.S. government bonds, including Australia, Poland, Japan, Mexico and Sweden. An underweight position in U.S. Treasuries and agencies was maintained while overweight positions in high quality CMBS and asset-backed securities (ABS) were held. In late 2005, quantitative and fundamental research indicated attractive relative valuations among mortgage-related securities. Accordingly, the Portfolios' mortgage allocation was increased to a significant overweighted allocation. As event risk increased, exposure to investment-grade credit was reduced to a modest underweight during the period, with the underweight focused on the long end of the credit curve. Additionally, the Portfolios continued to have small positions in both high yield and select dollar denominated emerging-market debt.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

Bernstein Short Duration Plus Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate rate of income that is subject to taxes. Under normal circumstances, the Portfolio will invest at least 80% of its total assets in securities rated A or better by nationally recognized statistical rating organizations (NRSROs) and comparably rated commercial paper and notes. The Portfolio's investments may consist of corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income securities rated BB or B by NRSROs, which are not investment grade. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

Bernstein U.S. Government Short Duration Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its assets in U.S. government and agency securities. Additionally, up to 10% of the Portfolio's total assets may be invested in other securities rated A or better by nationally recognized statistical rating organizations (NRSROs) and comparably rated commercial paper and notes. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

To the extent the Portfolio is invested in U.S. government and agency securities, the income earned by the Portfolio is generally exempt from state and local taxes. However, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio's income will not be subject to the state and local taxes of your state.

Investment Results

The table on page 10 shows performance for the Bernstein Short Duration Plus and U.S. Government Short Duration Portfolios compared with their benchmark, the Merrill Lynch 1-3 Treasury Index, for the six- and 12-month periods ended March 31, 2006.

Both Portfolios underperformed their benchmark for both the six- and 12-month periods ended March 31, 2006. The Portfolios' shorter duration and yield curve exposure contributed positively to performance for both the six- and 12-month time periods. Exposure to spread sectors such as asset-backed securities (ABS) and collateralized mortgage-backed securities (CMBS) was a positive contributor to performance for the semi-annual period, but detracted slightly in the fourth quarter. The Portfolios' mortgage allocation was a detractor to performance for the year, as the sector experienced negative excess returns versus Treasuries.


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Portfolio Manager Commentaries (continued from previous page)

Market Review and Investment Strategy

During the semi-annual period under review, U.S. yields rose as the Federal Reserve (the "Fed") continued to tighten interest rates; the Fed raised the Fed funds target rate another 25 basis points in March to 4.75%. As foreign demand for U.S. fixed-income assets continued unabated, long-term interest rates ended the year close to 40-year lows. The yield curve ended the year essentially flat and inverted in the beginning of 2006 as shorter rates continued to rise.

U.S. fixed-income returns were generally weak during the semi-annual period, reflecting higher U.S. interest rates, a significant flattening of the yield curve and modest spread movement in the non-Treasury sectors. U.S. Treasuries posted a return of 1.04%, according to the Lehman Brothers 1-3 Year Treasury Index. Agencies returned 1.20% for the semi-annual period, only slightly outperforming like-duration Treasuries.

Investment-grade corporates posted weak returns compared to the other short-end U.S. bond sectors, with the Lehman Brothers U.S. Corporate 1-3 Year Index returning 1.18% in absolute terms and 0.07% against comparable duration Treasuries. Investment-grade corporate returns were significantly dampened by both increasing event risk, as well as a series of downgrades in the auto industry.

Mortgage-backed securities in the 1-3 year duration range returned 1.07% for the semi-annual period, despite concerns about extension risk (the risk that mortgage durations will shorten or lengthen rapidly as interest rates fall or rise) and a flood of new supply. Among the other securitized sectors, ABS was the strong performer, returning 2.31% for the reporting period.

Bernstein Short Duration California Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration California Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein Short Duration New York Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration New York Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration Diversified Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and maximize total return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal and Bernstein Short Duration Diversified Municipal Portfolios (the "Short Duration Portfolios") invests at least 80% of its total assets in municipal securities rated A or better by nationally recognized statistical rating organizations ("NRSROs") and comparably rated municipal notes. Each of the Short Duration Portfolios may invest up to 20% of its assets in fixed-income securities rated BB or B by NRSROs, which are not investment-grade. Each of the Short Duration Portfolios seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Investment Results

The table on page 10 shows performance for each of the Bernstein Short Duration Portfolios compared to its benchmark, the Lehman Brothers (LB) 1-Year Municipal Index, for the six- and 12-month periods ended March 31, 2006.


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Portfolio Manager Commentaries (continued from previous page)

Each of the Bernstein Short Duration Portfolios underperformed its benchmark for the six-month period ended March 31, 2006. During the 12-month period ended March 31, 2006, Bernstein Short Duration New York Municipal Portfolio and Bernstein Short Duration Diversified Municipal Portfolio outperformed their benchmark, while Bernstein Short Duration California Municipal Portfolio underperformed.

The Short Duration Portfolios' high credit quality stance limited both their absolute and relative returns for both the six- and 12-month periods ended March 31, 2006. This underperformance was partly off-set by the fact that the Short Duration Portfolios had modestly less interest rate risk than their benchmark. Performance was also helped by the fact that the Short Duration Portfolios were positioned to benefit from a flattening yield curve.

Market Review and Investment Strategy

Short-term bond prices fell over the last six and 12 months, depressing absolute returns, as the Federal Reserve continued to push up official short-term interest rates. On March 31, 2006, the Federal funds rate stood at 4.75%, 375 basis points higher than when the Fed began tightening less than two years ago. Municipal bond returns were small but positive for the period. Although the municipal yield curve is still upwardly sloping, the difference between short and long rates at quarter-end was the smallest since 1989.

By March, the extra income for lower-rated bonds fell to its narrowest level ever. This was due in part to yields being low, which in turn encourages investors to take on more credit risk to capture a little more yield. It is also because investors are complacent about credit risk in today's market, given the strength of municipal finance and the long absence of a large and very public municipal bond default. In fact, high-yield municipal bonds were the best-performing sector by far in the municipal market. As a result, high-yield municipal bond funds continued to garner the majority of the new cash flow into the market. According to AMG Data, a provider of mutual fund money flow and holding data, new money into high-yield municipal mutual funds accounted for 40% of the flow into municipal mutual funds. By comparison, high-yield bonds represent only 4% of the municipal market.

The Short Duration Portfolios' management team believes that investors are not being adequately paid to take risk in the bond market today. A reduced appetite for credit risk is reflected in the Portfolios' significant holdings of high-quality bonds. If interest rates are compared to core inflation today, short-term municipal rates appear a bit high, intermediate rates are near fair value and long-term rates are low by historical standards. Based on this relative value analysis, the management team has been moving to a more concentrated maturity structure by selling holdings of longer-term bonds and buying bonds maturing in one to two years.

Bernstein California Municipal Portfolio

Investment Objective and Strategy

Bernstein California Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and maximize total return after taking account of federal, state and local taxes for California residents. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for California investors.

Bernstein New York Municipal Portfolio

Investment Objective and Strategy

Bernstein New York Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Diversified Municipal Portfolio (the "Portfolio") seeks to provide safety of principal and maximize total return after taking account of federal taxes. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities. The Portfolio will invest no


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Portfolio Manager Commentaries (continued from previous page)

more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Bernstein California Municipal, New York Municipal and Diversified Municipal Portfolios (the "Portfolios") invests at least 80% of its total assets in municipal securities rated A or better by nationally recognized statistical rating organizations ("NRSROs") and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of its assets in fixed-income securities rated BB or B by NRSROs, which are not investment-grade. Each of the Portfolios seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

Investment Results

The table on page 10 shows performance for the Bernstein California, Bernstein New York and Bernstein Diversified Municipal Portfolios compared with their benchmark, the Lehman Brothers (LB) 5-Year General Obligation (GO) Municipal Index, for the six- and 12-month periods ended March 31, 2006.

All three Portfolios outperformed the benchmark for the six-month period ended March 31, 2006. During the 12-month period ended March 31, 2006, Bernstein California and Bernstein New York Portfolios outperformed the benchmark, while Bernstein Diversified Portfolio underperformed. The Portfolios' high credit quality stance limited both their absolute and relative returns for both reporting periods. However, this underperformance was partly offset by the fact that the Portfolios had modestly less interest rate risk than the benchmark and were positioned to benefit from a flattening yield curve.

The Portfolios' management team believes that investors are not being adequately paid to take risk in the bond market today. The team's reduced appetite for credit risk is reflected in the Portfolios' significant holdings of high-quality bonds. When the team compares interest rates today to core inflation, short-term municipal rates appear a bit high, intermediate rates are near fair value and long-term rates are low by historical standards. Based on this relative value analysis, the team has been moving to a more concentrated maturity structure by selling the Portfolios' holdings of long-term, premium-coupon, callable bonds and buying intermediate-term bonds.

Market Review and Investment Strategy

Short- and intermediate-term bond prices fell over the six- and 12-month periods ended March 31, 2006, depressing absolute returns, as the U.S. Federal Reserve (the "Fed") continued to push up official short-term interest rates. On March 31, 2006, the Federal funds rate stood at 4.75%, 375 basis points higher than when the Fed began tightening less than two years ago. Municipal bond returns were small but positive for the period. Although the municipal yield curve is still upwardly sloping, the difference between short and long rates at the end of the reporting period was the smallest since 1989.

By March 2006, the extra income for lower-rated bonds fell to its narrowest level ever, due in part to yields being low. This, in turn, encouraged investors to take on more credit risk to capture a little more yield. It is also because investors are complacent about credit risk in today's market, given the strength of municipal finance and the long absence of a large and very public municipal bond default. In fact, high-yield municipal bonds were the best-performing sector by far in the municipal market. As a result, high-yield municipal bond funds continued to garner the majority of the new cash flow into the market. According to AMG Data, a provider of mutual fund money flow and holdings data, new money into high-yield municipal mutual funds accounted for 40% of the flow into municipal mutual funds. By comparison, high-yield bonds represent only 4% of the municipal market.


--------------------------------------------------------------------------------
                                                       2006 Semiannual Report  7

--------------------------------------------------------------------------------
Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on pages 10-12 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com and clicking on OUpdated Fund PerformanceO at the bottom of any screen.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc. or the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio's investment objectives, policies, charges, expenses and risks. For a copy of the Funds' prospectus, which contains this and other information, visit our website at www.bernstein.com and click on OProspectusesO at the bottom of any screen. You should read the prospectus carefully before investing.

Returns are annualized for periods longer than one year and do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, when reflected as shown herein, reduces such before-fees performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein Tax-Managed International Portfolio, Bernstein International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes. On April 30, 1999, the Bernstein International Value Portfolio (IVP) was split into two portfolios: Bernstein International Value II (now known as International) for tax-exempt investors such as 401(k) and other retirement plans; and Bernstein Tax-Managed International Value (now known as Tax-Managed International) for taxable investors. Both Portfolios have the same overall investment style, except that the latter includes tax management. International is an extension of the original IVP in that it is managed without regard to tax considerations. The returns shown on pages 10-11 reflect the performance of the Bernstein Tax-Managed International Portfolio and the Bernstein International Portfolio using an all-value investment style through August 2003. In September 2003, the investment style of each of the Bernstein International Portfolios changed from all value to a blend of growth and value. In May 2005, the investment style of the Bernstein Emerging Markets Portfolio changed from all value to a blend of growth and value.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed Bernstein Intermediate Duration Institutional Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio's expenses to 0.45%. This waiver extends through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waiver, the Fund's expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Lipper Emerging Markets Index represents the performance for funds that have generally similar investment objectives to their respective Bernstein Portfolios, although some may have different investment policies and sales and management fees. The Lehman Brothers Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Merrill Lynch 1-3 Year Treasury Index is comprised of U.S. Treasury obligations with remaining maturities of 1-2.99 years. The Lehman Brothers 5-Year General Obligation Municipal Index is a total-return performance benchmark for the intermediate-term, investment-grade tax-exempt bond market. The Lehman Brothers 1-Year Municipal Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. Lipper Composites are the equal-weighted average returns of the funds in the relevant Lipper Analytical Services categories; the average fund in a category may differ in


                 (Historical Performance continued on next page)
--------------------------------------------------------------------------------
8  Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Historical Performance (continued from previous page)

composition from the portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Bernstein Tax-Managed International and International Portfolios: Substantially all of the Portfolios' assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolios will invest in foreign currency denominated securities, fluctuations in the value of the Portfolios' investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate between "growth" and "value" stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. The Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio's shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio.

Bernstein Emerging Markets Portfolio: This Portfolio invests a significant amount of its assets in foreign securities which involves risks not associated with U.S. investments, including currency fluctuations, accounting differences and political instability and economic changes. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Because the Portfolio allocates between "growth" and "value" stocks, an investment in the Portfolio is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolio had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolio may be significant over time.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein U.S. Government Short Duration, Bernstein Short Duration Diversified Municipal, Bernstein Diversified Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolios' investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolios are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income-related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolios invest principally in bonds and other fixed-income securities. High yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein Short Duration Diversified Municipal and Bernstein Diversified Municipal Portfolios:
These Portfolios can invest up to 20% of their assets in non-investment-grade bonds, which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal
Portfolios: These Portfolios can invest up to 20% of their assets in non-investment-grade bonds, which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. The Portfolios are "non-diversified" and therefore may hold more concentrated positions and be subject to certain additional risks than a "diversified" portfolio.

All Bernstein Portfolios: In order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Each Portfolio's risks are fully discussed in its prospectus.


                 (Historical Performance continued on next page)
--------------------------------------------------------------------------------
                                                       2006 Semiannual Report  9

--------------------------------------------------------------------------------
Historical Performance (unaudited) (continued from previous page)

                                                           TOTAL RETURNS         AVERAGE ANNUAL TOTAL RETURNS
                                                        ------------------   -----------------------------------
                                                        PAST SIX   PAST 12      PAST         PAST        SINCE        INCEPTION
THROUGH MARCH 31, 2006                                   MONTHS     MONTHS   FIVE YEARS    10 YEARS    INCEPTION         DATE
====================================================================================================================================
SANFORD C. BERNSTEIN FUND PORTFOLIOS VS. THEIR BENCHMARKS AND LIPPER COMPOSITES
------------------------------------------------------------------------------------------------------------------------------------
   Tax-Managed International                             15.92%      27.36%    12.25%        10.05%      10.49%        June 22, 1992
      Pre-liquidation, after-tax                         14.84       26.17     11.75          8.66        9.23
      Post-liquidation, after-tax                        11.78       19.36     10.56          8.09        8.66
------------------------------------------------------------------------------------------------------------------------------------
   International                                         15.76       27.43     12.10            --        8.73        April 30, 1999
------------------------------------------------------------------------------------------------------------------------------------
   MSCI EAFE INDEX                                       13.86       24.41      9.63          6.49
------------------------------------------------------------------------------------------------------------------------------------
   International Large-Cap Core Lipper Composite         14.16       25.02      7.29          6.52

   Emerging Markets                                                                                                December 15, 1995
      Before deduction of purchase and redemption fees   18.72       43.96     29.76         10.02       11.04
      After deduction of purchase and redemption fees*   16.35       39.67     28.97          9.69       10.72
------------------------------------------------------------------------------------------------------------------------------------
   MSCI Emerging Markets Index                           20.06       47.45     23.21          7.40
------------------------------------------------------------------------------------------------------------------------------------
   Lipper Emerging Markets Index                         19.90       47.09     23.79          7.60

   Intermediate Duration                                  0.03        2.48      4.52          5.47        6.93      January 17, 1989
------------------------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index                  -0.05        2.26      5.11          6.29
------------------------------------------------------------------------------------------------------------------------------------
   Intermediate Bond Lipper Composite                    -0.16        1.82      4.36          5.36

   Short Duration Plus                                    0.99        2.17      3.24          4.51        5.64     December 12, 1988
------------------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT SHORT DURATION                         0.81        1.78      2.89          4.23        5.33       JANUARY 3, 1989
------------------------------------------------------------------------------------------------------------------------------------
   Merrill Lynch 1-3 Year Treasury Index                  1.08        2.32      3.18          4.79
------------------------------------------------------------------------------------------------------------------------------------
   Short-Term Bond Lipper Composite                       1.07        2.34      2.90          4.34

   Short Duration Diversified Municipal                   0.76        2.07      2.37          3.16        3.40       October 3, 1994
------------------------------------------------------------------------------------------------------------------------------------
   Short Duration California Municipal                    0.65        1.75      1.84          2.85        3.11       October 3, 1994
------------------------------------------------------------------------------------------------------------------------------------
   Short Duration New York Municipal                      0.76        2.07      2.11          2.96        3.19       October 3, 1994
------------------------------------------------------------------------------------------------------------------------------------
   Lehman Brothers 1-Year Muni Index                      0.81        1.96      2.44          3.53
------------------------------------------------------------------------------------------------------------------------------------
   Short-Term Municipal Lipper Composite                  0.98        2.10      2.35          3.25

   Diversified Municipal                                  0.44        2.25      3.59          4.38        5.37       January 9, 1989
------------------------------------------------------------------------------------------------------------------------------------
   California Municipal                                   0.43        2.36      3.29          4.22        5.11        August 6, 1990
------------------------------------------------------------------------------------------------------------------------------------
   New York Municipal                                     0.43        2.49      3.57          4.38        5.41       January 9, 1989
------------------------------------------------------------------------------------------------------------------------------------
   Lehman Brothers 5-Year Go Muni Index                   0.42        2.26      4.03          4.79
------------------------------------------------------------------------------------------------------------------------------------
   Intermediate Municipal Lipper Composite                0.46        2.44      3.75          4.44

SANFORD C. BERNSTEIN FUND II PORTFOLIO VS. ITS BENCHMARK AND LIPPER COMPOSITE
   Intermediate Duration Institutional                    0.09%       2.54%       --            --        4.73%         May 17, 2002
------------------------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index                  -0.05        2.26      5.11%         6.29%
   Intermediate Bond Lipper Composite                    -0.16        1.82      4.36          5.36

* Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

       See Historical Performance and Benchmark Disclosures on pages 8-9.


                 (Historical Performance continued on next page)

--------------------------------------------------------------------------------
10  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Historical Performance (continued from previous page)

Sanford C. Bernstein Fund, Inc.
--------------------------------------------------------------------------------

Foreign-Stock Portfolios

--------------------------------------------------------------------------------
Tax-Managed International
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                      Tax Managed        MSCI EAFE Foreign        Lipper
                     International      Stock-Market Index     International
       Yr:Month    (after all costs)    (before all costs)    Large-Cap Core
       --------    -----------------    ------------------    --------------
         96:3           $25,000               $25,000             $25,000
            4           $26,004               $25,727             $25,768
            5           $26,048               $25,253             $25,770
            6           $26,339               $25,396             $25,989
            7           $25,335               $24,653             $25,017
            8           $25,437               $24,707             $25,350
            9           $26,397               $25,364             $25,915
           10           $26,368               $25,104             $25,799
           11           $27,503               $26,103             $27,027
           12           $27,760               $25,767             $27,172
         97:1           $27,745               $24,865             $27,088
            2           $28,134               $25,272             $27,503
            3           $28,740               $25,364             $27,599
            4           $28,927               $25,498             $27,712
            5           $29,860               $27,157             $29,416
            6           $31,151               $28,655             $30,817
            7           $32,752               $29,119             $31,744
            8           $30,700               $26,944             $29,402
            9           $32,535               $28,453             $31,271
           10           $30,855               $26,266             $28,870
           11           $30,513               $25,999             $28,705
           12           $30,333               $26,225             $28,961
         98:1           $32,010               $27,425             $29,705
            2           $33,363               $29,184             $31,716
            3           $35,982               $30,083             $33,283
            4           $35,776               $30,321             $33,789
            5           $36,855               $30,174             $33,822
            6           $36,701               $30,402             $33,576
            7           $37,266               $30,711             $34,062
            8           $31,719               $26,906             $29,178
            9           $30,196               $26,081             $28,209
           10           $31,582               $28,800             $30,426
           11           $33,414               $30,275             $32,042
           12           $33,655               $31,470             $33,003
         99:1           $33,712               $31,377             $33,327
            2           $32,824               $30,629             $32,554
            3           $34,884               $31,907             $33,725
            4           $36,717               $33,200             $35,213
            5           $35,866               $31,490             $33,769
            6           $37,246               $32,718             $35,441
            7           $37,794               $33,691             $36,341
            8           $38,228               $33,814             $36,606
            9           $37,850               $34,154             $36,796
           10           $38,153               $35,433             $38,180
           11           $38,587               $36,664             $40,872
           12           $41,299               $39,955             $45,793
         00:1           $38,864               $37,416             $43,068
            2           $39,381               $38,424             $45,320
            3           $40,628               $39,913             $46,009
            4           $39,688               $37,813             $43,359
            5           $39,669               $36,889             $42,084
            6           $41,452               $38,332             $43,856
            7           $40,513               $36,725             $42,233
            8           $40,915               $37,044             $42,770
            9           $39,170               $35,240             $40,212
           10           $38,749               $34,407             $38,873
           11           $38,116               $33,117             $37,240
           12           $39,285               $34,294             $38,495
         01:1           $40,049               $34,277             $38,646
            2           $38,584               $31,707             $35,635
            3           $36,545               $29,593             $33,062
            4           $39,030               $31,650             $35,380
            5           $38,011               $30,533             $34,212
            6           $37,820               $29,284             $32,933
            7           $36,885               $28,751             $32,073
            8           $36,673               $28,023             $31,172
            9           $32,320               $25,184             $27,971
           10           $33,466               $25,829             $28,720
           11           $33,934               $26,782             $29,817
           12           $34,366               $26,941             $30,241
         02:1           $33,350               $25,509             $28,771
            2           $33,912               $25,688             $28,929
            3           $35,900               $27,078             $30,399
            4           $36,851               $27,257             $30,487
            5           $37,932               $27,602             $30,694
            6           $36,289               $26,504             $29,522
            7           $32,810               $23,887             $26,534
            8           $32,529               $23,833             $26,412
            9           $28,314               $21,274             $23,502
           10           $29,849               $22,417             $24,872
           11           $31,988               $23,434             $25,956
           12           $31,441               $22,646             $24,996
         03:1           $30,630               $21,701             $23,841
            2           $30,411               $21,203             $23,212
            3           $29,097               $20,786             $22,759
            4           $33,150               $22,824             $24,837
            5           $35,319               $24,207             $26,210
            6           $36,239               $24,791             $26,687
            7           $37,181               $25,392             $27,202
            8           $37,817               $26,005             $27,736
            9           $38,408               $26,806             $28,285
           10           $40,446               $28,477             $29,852
           11           $41,103               $29,110             $30,517
           12           $43,649               $31,385             $32,709
        04:01           $43,938               $31,828             $33,222
            2           $44,517               $32,563             $33,850
            3           $44,851               $32,746             $33,772
            4           $44,072               $32,006             $32,843
            5           $44,094               $32,113             $32,870
            6           $44,829               $32,817             $33,465
            7           $43,471               $31,752             $32,242
            8           $44,072               $31,892             $32,386
            9           $45,452               $32,726             $33,186
           10           $46,431               $33,841             $34,253
           11           $49,102               $36,153             $36,363
           12           $51,322               $37,739             $37,895
        05:01           $50,276               $37,047             $37,053
            2           $52,481               $38,647             $38,637
            3           $51,140               $37,677             $37,604
            4           $49,617               $36,791             $36,773
            5           $49,640               $36,809             $36,744
            6           $50,345               $37,297             $37,224
            7           $52,208               $38,440             $38,458
            8           $54,027               $39,412             $39,711
            9           $56,186               $41,167             $41,180
           10           $54,618               $39,965             $40,007
           11           $55,868               $40,942             $40,842
           12           $58,734               $42,847             $42,961
        06:01           $62,762               $45,478             $45,747
            2           $62,616               $45,377             $45,424
            3           $65,130               $46,873             $47,013

--------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                                         MSCI EAFE Foreign        Lipper
                     International      Stock-Market Index     International
       Yr:Month    (after all costs)    (before all costs)    Large-Cap Core
       --------    -----------------    ------------------    --------------
         99:4           $25,000               $25,000             $25,000
            5           $24,357               $23,713             $23,975
            6           $25,270               $24,637             $25,162
            7           $25,708               $25,369             $25,801
            8           $26,081               $25,462             $25,989
            9           $25,875               $25,718             $26,124
           10           $25,888               $26,682             $27,107
           11           $26,004               $27,609             $29,018
           12           $27,631               $30,087             $32,511
         00:1           $26,032               $28,175             $30,577
            2           $26,461               $28,933             $32,176
            3           $27,384               $30,055             $32,665
            4           $26,708               $28,473             $30,784
            5           $26,734               $27,778             $29,879
            6           $28,034               $28,864             $31,137
            7           $27,358               $27,654             $29,984
            8           $27,670               $27,894             $30,365
            9           $26,578               $26,536             $28,549
           10           $26,253               $25,909             $27,599
           11           $25,915               $24,937             $26,440
           12           $26,812               $25,824             $27,331
         01:1           $27,373               $25,811             $27,437
            2           $26,500               $23,876             $25,300
            3           $25,191               $22,284             $23,473
            4           $26,687               $23,833             $25,119
            5           $25,908               $22,991             $24,290
            6           $25,799               $22,051             $23,381
            7           $25,159               $21,650             $22,771
            8           $25,097               $21,101             $22,131
            9           $22,073               $18,964             $19,858
           10           $22,821               $19,450             $20,391
           11           $23,055               $20,167             $21,169
           12           $23,347               $20,287             $21,470
         02:1           $22,705               $19,209             $20,427
            2           $23,122               $19,343             $20,539
            3           $24,424               $20,390             $21,582
            4           $25,034               $20,525             $21,645
            5           $25,645               $20,785             $21,792
            6           $24,601               $19,958             $20,960
            7           $22,126               $17,987             $18,839
            8           $22,030               $17,946             $18,752
            9           $19,202               $16,019             $16,685
           10           $20,262               $16,880             $17,658
           11           $21,708               $17,646             $18,428
           12           $21,284               $17,053             $17,746
         03:1           $20,845               $16,341             $16,926
            2           $20,650               $15,966             $16,480
            3           $19,756               $15,652             $16,158
            4           $22,520               $17,186             $17,633
            5           $24,016               $18,228             $18,609
            6           $24,683               $18,668             $18,947
            7           $25,317               $19,120             $19,313
            8           $25,723               $19,582             $19,691
            9           $26,114               $20,185             $20,081
           10           $27,496               $21,444             $21,194
           11           $27,935               $21,920             $21,666
           12           $29,661               $23,633             $23,222
        04:01           $29,891               $23,967             $23,587
            2           $30,301               $24,520             $24,032
            3           $30,580               $24,658             $23,977
            4           $30,088               $24,100             $23,318
            5           $30,202               $24,181             $23,336
            6           $30,695               $24,711             $23,759
            7           $29,759               $23,909             $22,891
            8           $30,137               $24,015             $22,993
            9           $31,089               $24,643             $23,561
           10           $31,729               $25,483             $24,318
           11           $33,584               $27,224             $25,817
           12           $35,143               $28,418             $26,904
        05:01           $34,398               $27,896             $26,306
            2           $35,921               $29,102             $27,431
            3           $34,994               $28,371             $26,698
            4           $33,968               $27,704             $26,108
            5           $33,968               $27,717             $26,087
            6           $34,464               $28,085             $26,428
            7           $35,706               $28,946             $27,304
            8           $37,014               $29,677             $28,194
            9           $38,520               $30,999             $29,237
           10           $37,444               $30,094             $28,404
           11           $38,321               $30,830             $28,997
           12           $40,298               $32,264             $30,501
        06:01           $42,982               $34,245             $32,479
            2           $42,780               $34,170             $32,249
            3           $44,591               $35,296             $33,378

--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                    Emerging Markets
                    (after deduction      MSCI Emerging
                    of purchase and       Markets Index       Lipper Emerging
       Yr:Month    redemption fees)+    (before all costs)     Markets Index
       --------    -----------------    ------------------    ---------------
         96:3           $24,750              $25,000              $25,000
            4           $25,985              $26,000              $25,876
            5           $25,843              $25,883              $26,130
            6           $25,537              $26,045              $26,180
            7           $23,941              $24,265              $24,657
            8           $23,930              $24,886              $25,329
            9           $23,854              $25,102              $25,589
           10           $22,804              $24,432              $24,997
           11           $23,591              $24,842              $25,566
           12           $23,978              $24,954              $25,790
         97:1           $25,856              $26,656              $27,749
            2           $26,471              $27,798              $28,739
            3           $26,142              $27,068              $28,003
            4           $25,691              $27,115              $28,008
            5           $25,966              $27,891              $28,974
            6           $26,724              $29,384              $30,400
            7           $27,789              $29,823              $31,284
            8           $24,791              $26,028              $27,849
            9           $24,758              $26,749              $28,854
           10           $20,935              $22,360              $24,037
           11           $18,925              $21,544              $22,941
           12           $18,242              $22,063              $23,149
         98:1           $17,474              $20,333              $21,538
            2           $19,158              $22,455              $23,382
            3           $20,074              $23,429              $24,203
            4           $19,570              $23,174              $24,253
            5           $17,085              $19,998              $20,632
            6           $15,024              $17,901              $18,676
            7           $15,173              $18,468              $19,246
            8           $11,314              $13,128              $13,732
            9           $11,577              $13,961              $14,247
           10           $12,917              $15,431              $15,616
           11           $14,279              $16,715              $16,666
           12           $14,394              $16,472              $16,457
         99:1           $14,034              $16,207              $16,123
            2           $14,220              $16,364              $15,984
            3           $16,074              $18,521              $17,765
            4           $19,284              $20,812              $20,233
            5           $19,655              $20,691              $19,988
            6           $21,729              $23,040              $22,233
            7           $21,150              $22,414              $21,679
            8           $21,231              $22,618              $21,439
            9           $20,478              $21,852              $20,678
           10           $20,617              $22,317              $21,300
           11           $21,973              $24,319              $23,649
           12           $24,902              $27,411              $27,805
         00:1           $24,064              $27,575              $27,482
            2           $23,283              $27,939              $28,301
            3           $23,400              $28,075              $28,386
            4           $22,282              $25,414              $25,298
            5           $20,709              $24,363              $23,952
            6           $21,373              $25,221              $25,140
            7           $21,187              $23,924              $24,114
            8           $21,001              $24,042              $24,362
            9           $19,696              $21,943              $22,033
           10           $18,310              $20,352              $20,387
           11           $17,227              $18,572              $18,544
           12           $17,891              $19,021              $19,214
         01:1           $19,323              $21,638              $21,441
            2           $18,738              $19,942              $19,779
            3           $17,485              $17,974              $17,892
            4           $17,998              $18,860              $18,806
            5           $18,583              $19,078              $19,324
            6           $18,273              $18,680              $18,987
            7           $17,175              $17,491              $17,810
            8           $17,378              $17,316              $17,579
            9           $14,895              $14,633              $15,070
           10           $15,205              $15,541              $15,861
           11           $16,423              $17,162              $17,433
           12           $17,244              $18,523              $18,545
         02:1           $18,291              $19,148              $19,276
            2           $18,689              $19,459              $19,708
            3           $19,604              $20,623              $20,788
            4           $20,098              $20,755              $21,042
            5           $20,122              $20,420              $20,848
            6           $18,797              $18,882              $19,324
            7           $17,942              $17,439              $17,881
            8           $17,978              $17,705              $18,027
            9           $16,437              $15,794              $16,219
           10           $16,871              $16,821              $16,993
           11           $17,978              $17,978              $18,136
           12           $17,906              $17,380              $17,688
         03:1           $18,172              $17,304              $17,585
            2           $17,954              $16,817              $17,171
            3           $17,373              $16,337              $16,617
            4           $19,347              $17,790              $18,218
            5           $20,666              $19,062              $19,528
            6           $21,853              $20,142              $20,511
            7           $23,245              $21,395              $21,450
            8           $24,371              $22,827              $22,883
            9           $25,194              $22,993              $23,391
           10           $27,664              $24,949              $25,212
           11           $28,306              $25,253              $25,587
           12           $31,673              $27,081              $27,761
         04:1           $31,514              $28,027              $28,554
            2           $32,749              $29,312              $29,836
            3           $33,189              $29,678              $30,236
            4           $31,087              $27,248              $27,853
            5           $30,292              $26,705              $27,310
            6           $30,879              $26,818              $27,450
            7           $31,453              $26,328              $27,047
            8           $33,005              $27,419              $28,098
            9           $35,327              $29,001              $29,745
           10           $36,586              $29,694              $30,653
           11           $41,009              $32,443              $33,174
           12           $44,083              $34,001              $34,893
         05:1           $44,196              $34,088              $35,017
            2           $48,746              $37,062              $37,937
            3           $44,672              $34,612              $35,358
            4           $43,745              $33,683              $34,492
            5           $44,685              $34,856              $35,560
            6           $45,675              $36,040              $36,740
            7           $49,084              $38,559              $39,276
            8           $50,200              $38,889              $39,887
            9           $54,173              $42,510              $43,377
           10           $50,200              $39,732              $40,761
           11           $53,685              $43,019              $43,784
           12           $56,771              $45,561              $46,236
         06:1           $63,956              $50,650              $51,538
            2           $62,985              $50,590              $51,281
            3           $63,669              $51,036              $52,076

Taxable-Bond Portfolios

--------------------------------------------------------------------------------
Intermediate Duration
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                 Intermediate         Lehman Brothers
                   Duration        Aggregate Bond Index   Lipper Intermediate
    Yr:Month  (after all costs)     (before all costs)      Bond Composite
    --------  -----------------    --------------------   -------------------
      96:3         $25,000                $25,000               $25,000
         4         $24,895                $24,859               $24,848
         5         $24,883                $24,809               $24,803
         6         $25,150                $25,142               $25,086
         7         $25,244                $25,211               $25,143
         8         $25,250                $25,169               $25,123
         9         $25,651                $25,607               $25,533
        10         $26,174                $26,175               $26,048
        11         $26,669                $26,623               $26,489
        12         $26,466                $26,375               $26,255
      97:1         $26,496                $26,456               $26,332
         2         $26,551                $26,522               $26,384
         3         $26,270                $26,228               $26,107
         4         $26,612                $26,621               $26,447
         5         $26,813                $26,872               $26,674
         6         $27,135                $27,191               $26,970
         7         $27,689                $27,925               $27,663
         8         $27,553                $27,686               $27,420
         9         $27,873                $28,095               $27,801
        10         $28,251                $28,502               $28,129
        11         $28,329                $28,633               $28,208
        12         $28,492                $28,922               $28,462
      98:1         $28,825                $29,293               $28,829
         2         $28,825                $29,271               $28,788
         3         $28,919                $29,372               $28,889
         4         $29,032                $29,525               $29,013
         5         $29,295                $29,805               $29,272
         6         $29,438                $30,058               $29,482
         7         $29,555                $30,122               $29,538
         8         $29,847                $30,612               $29,899
         9         $30,267                $31,329               $30,560
        10         $30,025                $31,163               $30,337
        11         $30,331                $31,340               $30,476
        12         $30,450                $31,434               $30,577
      99:1         $30,745                $31,659               $30,772
         2         $30,300                $31,106               $30,200
         3         $30,534                $31,278               $30,417
         4         $30,659                $31,377               $30,509
         5         $30,543                $31,104               $30,191
         6         $30,468                $31,003               $30,080
         7         $30,324                $30,871               $29,977
         8         $30,261                $30,856               $29,929
         9         $30,582                $31,214               $30,229
        10         $30,633                $31,329               $30,268
        11         $30,681                $31,327               $30,292
        12         $30,647                $31,176               $30,162
      00:1         $30,538                $31,074               $30,050
         2         $30,851                $31,450               $30,342
         3         $31,167                $31,864               $30,691
         4         $30,951                $31,773               $30,522
         5         $30,788                $31,758               $30,461
         6         $31,430                $32,419               $31,076
         7         $31,655                $32,713               $31,316
         8         $32,017                $33,187               $31,723
         9         $32,223                $33,396               $31,926
        10         $32,119                $33,617               $31,996
        11         $32,510                $34,166               $32,447
        12         $33,211                $34,800               $33,064
      01:1         $33,857                $35,369               $33,616
         2         $34,014                $35,677               $33,915
         3         $34,134                $35,857               $34,064
         4         $33,939                $35,708               $33,880
         5         $34,168                $35,923               $34,070
         6         $34,201                $36,059               $34,172
         7         $34,814                $36,865               $34,931
         8         $35,151                $37,287               $35,284
         9         $35,380                $37,722               $35,583
        10         $36,085                $38,511               $36,235
        11         $35,761                $37,980               $35,793
        12         $35,598                $37,739               $35,553
      02:1         $35,825                $38,044               $35,773
         2         $35,965                $38,413               $36,052
         3         $35,410                $37,774               $35,483
         4         $35,794                $38,507               $36,068
         5         $36,139                $38,834               $36,349
         6         $35,969                $39,170               $36,437
         7         $36,199                $39,642               $36,663
         8         $36,887                $40,312               $37,278
         9         $37,320                $40,964               $37,766
        10         $37,222                $40,778               $37,566
        11         $37,455                $40,767               $37,653
        12         $38,146                $41,609               $38,405
      03:1         $38,217                $41,645               $38,458
         2         $38,728                $42,221               $38,986
         3         $38,722                $42,188               $38,979
         4         $39,215                $42,536               $39,369
         5         $39,895                $43,329               $40,088
         6         $39,765                $43,243               $40,040
         7         $38,399                $41,790               $38,745
         8         $38,772                $42,067               $38,983
         9         $39,706                $43,181               $39,974
        10         $39,484                $42,778               $39,659
        11         $39,629                $42,880               $39,762
        12         $40,090                $43,317               $40,141
     04:01         $40,412                $43,665               $40,436
         2         $40,777                $44,138               $40,802
         3         $41,054                $44,468               $41,090
         4         $40,098                $43,312               $40,119
         5         $39,889                $43,138               $39,925
         6         $40,081                $43,382               $40,105
         7         $40,424                $43,812               $40,457
         8         $41,061                $44,648               $41,147
         9         $41,190                $44,769               $41,256
        10         $41,579                $45,144               $41,571
        11         $41,343                $44,784               $41,316
        12         $41,722                $45,196               $41,659
     05:01         $41,980                $45,480               $41,846
         2         $41,821                $45,211               $41,660
         3         $41,551                $44,979               $41,406
         4         $41,982                $45,588               $41,880
         5         $42,427                $46,081               $42,264
         6         $42,673                $46,332               $42,485
         7         $42,406                $45,911               $42,164
         8         $42,870                $46,499               $42,638
         9         $42,569                $46,020               $42,224
        10         $42,243                $45,656               $41,895
        11         $42,409                $45,858               $42,045
        12         $42,747                $46,294               $42,388
     06:01         $42,806                $46,297               $42,417
         2         $42,992                $46,450               $42,541
         3         $42,582                $45,995               $42,158

--------------------------------------------------------------------------------
Short Duration Plus
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                   Short                                    Merrill Lynch 1-3-
               Duration Plus     Lipper Short Investment   Year Treasury Index
  Yr:Month   (after all costs)     Grade Bond Composite     (before all costs)
  --------   -----------------   -----------------------   -------------------
    96:3          $25,000                $25,000                 $25,000
       4          $25,051                $25,010                 $25,021
       5          $25,101                $25,050                 $25,072
       6          $25,244                $25,223                 $25,252
       7          $25,364                $25,319                 $25,352
       8          $25,475                $25,395                 $25,439
       9          $25,693                $25,623                 $25,669
      10          $25,999                $25,887                 $25,959
      11          $26,172                $26,092                 $26,157
      12          $26,154                $26,092                 $26,157
    97:1          $26,298                $26,206                 $26,280
       2          $26,369                $26,282                 $26,340
       3          $26,362                $26,254                 $26,330
       4          $26,544                $26,453                 $26,545
       5          $26,705                $26,633                 $26,726
       6          $26,868                $26,806                 $26,911
       7          $27,072                $27,098                 $27,206
       8          $27,138                $27,112                 $27,231
       9          $27,288                $27,310                 $27,438
      10          $27,453                $27,463                 $27,642
      11          $27,524                $27,526                 $27,709
      12          $27,603                $27,683                 $27,898
    98:1          $27,848                $27,924                 $28,169
       2          $27,885                $27,954                 $28,193
       3          $27,949                $28,060                 $28,308
       4          $28,072                $28,184                 $28,441
       5          $28,193                $28,331                 $28,592
       6          $28,303                $28,455                 $28,741
       7          $28,455                $28,572                 $28,875
       8          $28,650                $28,766                 $29,238
       9          $28,954                $29,106                 $29,626
      10          $28,986                $29,091                 $29,771
      11          $29,087                $29,152                 $29,745
      12          $29,240                $29,260                 $29,850
    99:1          $29,377                $29,392                 $29,969
       2          $29,282                $29,265                 $29,822
       3          $29,497                $29,485                 $30,030
       4          $29,604                $29,594                 $30,126
       5          $29,657                $29,538                 $30,107
       6          $29,753                $29,585                 $30,201
       7          $29,831                $29,611                 $30,297
       8          $29,895                $29,659                 $30,384
       9          $30,061                $29,869                 $30,582
      10          $30,144                $29,941                 $30,663
      11          $30,250                $30,028                 $30,721
      12          $30,346                $30,076                 $30,765
    00:1          $30,339                $30,067                 $30,754
       2          $30,508                $30,259                 $30,958
       3          $30,656                $30,432                 $31,150
       4          $30,671                $30,444                 $31,231
       5          $30,763                $30,523                 $31,360
       6          $31,095                $30,874                 $31,685
       7          $31,228                $31,059                 $31,885
       8          $31,439                $31,302                 $32,121
       9          $31,675                $31,558                 $32,352
      10          $31,655                $31,644                 $32,525
      11          $31,895                $31,913                 $32,833
      12          $32,263                $32,286                 $33,225
    01:1          $32,682                $32,719                 $33,641
       2          $32,857                $32,928                 $33,860
       3          $33,133                $33,155                 $34,142
       4          $33,231                $33,228                 $34,233
       5          $33,454                $33,424                 $34,426
       6          $33,591                $33,545                 $34,543
       7          $33,978                $33,964                 $34,931
       8          $34,235                $34,161                 $35,132
       9          $34,651                $34,506                 $35,711
      10          $35,025                $34,782                 $36,048
      11          $34,908                $34,625                 $35,970
      12          $34,956                $34,580                 $35,983
    02:1          $35,080                $34,681                 $36,056
       2          $35,124                $34,785                 $36,230
       3          $34,972                $34,586                 $35,985
       4          $35,240                $34,863                 $36,387
       5          $35,425                $35,055                 $36,534
       6          $35,627                $35,100                 $36,840
       7          $35,888                $35,237                 $37,290
       8          $36,008                $35,459                 $37,418
       9          $36,306                $35,694                 $37,727
      10          $36,304                $35,711                 $37,813
      11          $36,382                $35,737                 $37,699
      12          $36,737                $36,085                 $38,054
    03:1          $36,788                $36,147                 $38,049
       2          $36,999                $36,358                 $38,208
       3          $37,030                $36,406                 $38,277
       4          $37,178                $36,558                 $38,349
       5          $37,384                $36,787                 $38,492
       6          $37,434                $36,846                 $38,551
       7          $37,186                $36,490                 $38,342
       8          $37,226                $36,527                 $38,367
       9          $37,549                $36,915                 $38,716
      10          $37,450                $36,792                 $38,572
      11          $37,493                $36,798                 $38,552
      12          $37,680                $36,988                 $38,775
   04:01          $37,799                $37,094                 $38,854
       2          $37,971                $37,265                 $39,040
       3          $38,120                $37,387                 $39,162
       4          $37,735                $37,026                 $38,785
       5          $37,634                $36,955                 $38,749
       6          $37,681                $36,978                 $38,746
       7          $37,814                $37,113                 $38,886
       8          $38,039                $37,349                 $39,155
       9          $38,062                $37,357                 $39,120
      10          $38,179                $37,467                 $39,240
      11          $38,058                $37,364                 $39,046
      12          $38,157                $37,459                 $39,127
   05:01          $38,196                $37,457                 $39,113
       2          $38,115                $37,423                 $39,025
       3          $38,039                $37,373                 $39,027
       4          $38,237                $37,550                 $39,246
       5          $38,342                $37,677                 $39,394
       6          $38,417                $37,775                 $39,470
       7          $38,345                $37,705                 $39,359
       8          $38,552                $37,909                 $39,603
       9          $38,481                $37,844                 $39,505
      10          $38,446                $37,813                 $39,502
      11          $38,545                $37,915                 $39,627
      12          $38,674                $38,051                 $39,779
   06:01          $38,738                $38,146                 $39,845
       2          $38,807                $38,217                 $39,878
       3          $38,863                $38,248                 $39,932

--------------------------------------------------------------------------------
U.S. Government Short Duration
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                U.S. Government                            Merrill Lynch 1-3-
                 Short Duration      Lipper Short U.S.    Year Treasury Index
    Yr:Month   (after all costs)   Gov't Bond Composite   (before all costs)
    --------   -----------------   --------------------   -------------------
      96:3          $25,000               $25,000               $25,000
         4          $24,986               $25,005               $25,021
         5          $25,015               $25,035               $25,072
         6          $25,174               $25,203               $25,252
         7          $25,270               $25,286               $25,352
         8          $25,356               $25,354               $25,439
         9          $25,551               $25,572               $25,669
        10          $25,829               $25,841               $25,959
        11          $26,000               $26,040               $26,157
        12          $25,955               $26,032               $26,157
      97:1          $26,093               $26,154               $26,280
         2          $26,160               $26,222               $26,340
         3          $26,154               $26,175               $26,330
         4          $26,333               $26,366               $26,545
         5          $26,494               $26,522               $26,726
         6          $26,657               $26,662               $26,911
         7          $26,860               $26,940               $27,206
         8          $26,906               $26,950               $27,231
         9          $27,052               $27,136               $27,438
        10          $27,238               $27,326               $27,642
        11          $27,286               $27,386               $27,709
        12          $27,420               $27,521               $27,898
      98:1          $27,618               $27,754               $28,169
         2          $27,652               $27,774               $28,193
         3          $27,734               $27,866               $28,308
         4          $27,834               $27,974               $28,441
         5          $27,950               $28,117               $28,592
         6          $28,076               $28,241               $28,741
         7          $28,220               $28,354               $28,875
         8          $28,453               $28,643               $29,238
         9          $28,770               $28,992               $29,626
        10          $28,855               $29,041               $29,771
        11          $28,875               $29,036               $29,745
        12          $28,943               $29,120               $29,850
      99:1          $29,052               $29,260               $29,969
         2          $28,964               $29,146               $29,822
         3          $29,158               $29,318               $30,030
         4          $29,266               $29,432               $30,126
         5          $29,256               $29,405               $30,107
         6          $29,329               $29,414               $30,201
         7          $29,407               $29,452               $30,297
         8          $29,469               $29,505               $30,384
         9          $29,652               $29,691               $30,582
        10          $29,735               $29,769               $30,663
        11          $29,811               $29,846               $30,721
        12          $29,836               $29,855               $30,765
      00:1          $29,835               $29,876               $30,754
         2          $30,004               $30,046               $30,958
         3          $30,153               $30,283               $31,150
         4          $30,271               $30,392               $31,231
         5          $30,359               $30,444               $31,360
         6          $30,632               $30,749               $31,685
         7          $30,787               $30,930               $31,885
         8          $31,016               $31,159               $32,121
         9          $31,223               $31,383               $32,352
        10          $31,378               $31,562               $32,525
        11          $31,663               $31,871               $32,833
        12          $32,025               $32,203               $33,225
      01:1          $32,414               $32,615               $33,641
         2          $32,592               $32,863               $33,860
         3          $32,791               $33,073               $34,142
         4          $32,868               $33,166               $34,233
         5          $33,019               $33,358               $34,426
         6          $33,089               $33,448               $34,543
         7          $33,453               $33,803               $34,931
         8          $33,704               $33,985               $35,132
         9          $34,226               $34,431               $35,711
        10          $34,552               $34,730               $36,048
        11          $34,430               $34,602               $35,970
        12          $34,442               $34,567               $35,983
      02:1          $34,531               $34,674               $36,056
         2          $34,703               $34,848               $36,230
         3          $34,527               $34,645               $35,985
         4          $34,883               $34,981               $36,387
         5          $35,007               $35,132               $36,534
         6          $35,255               $35,350               $36,840
         7          $35,641               $35,686               $37,290
         8          $35,785               $35,835               $37,418
         9          $36,081               $36,064               $37,727
        10          $36,140               $36,119               $37,813
        11          $36,034               $36,035               $37,699
        12          $36,385               $36,331               $38,054
      03:1          $36,416               $36,340               $38,049
         2          $36,573               $36,502               $38,208
         3          $36,586               $36,524               $38,277
         4          $36,682               $36,595               $38,349
         5          $36,862               $36,708               $38,492
         6          $36,868               $36,726               $38,551
         7          $36,570               $36,450               $38,342
         8          $36,554               $36,460               $38,367
         9          $36,837               $36,750               $38,716
        10          $36,737               $36,625               $38,572
        11          $36,750               $36,623               $38,552
        12          $36,909               $36,788               $38,775
     04:01          $36,986               $36,861               $38,854
         2          $37,172               $37,011               $39,040
         3          $37,307               $37,098               $39,162
         4          $36,923               $36,774               $38,785
         5          $36,816               $36,674               $38,749
         6          $36,828               $36,691               $38,746
         7          $36,983               $36,821               $38,886
         8          $37,165               $37,041               $39,155
         9          $37,178               $37,008               $39,120
        10          $37,309               $37,110               $39,240
        11          $37,177               $36,983               $39,046
        12          $37,255               $37,060               $39,127
     05:01          $37,278               $37,063               $39,113
         2          $37,216               $36,994               $39,025
         3          $37,156               $36,964               $39,027
         4          $37,332               $37,140               $39,246
         5          $37,447               $37,280               $39,394
         6          $37,506               $37,354               $39,470
         7          $37,421               $37,267               $39,359
         8          $37,603               $37,463               $39,603
         9          $37,513               $37,388               $39,505
        10          $37,487               $37,355               $39,502
        11          $37,558               $37,439               $39,627
        12          $37,688               $37,571               $39,779
     06:01          $37,755               $37,657               $39,845
         2          $37,790               $37,704               $39,878
         3          $37,818               $37,727               $39,932

Each chart shows the growth of $25,000 for the 10-year period ending March 31, 2006, or if the Portfolio's inception date is less than 10 years ago, growth is shown from the first full month after its inception date.

* Portfolio, benchmark and Lipper returns are from the close of business on March 31, 1996 (except Emerging Markets Portfolio which is from December 31, 1995 and International Portfolio which is from April 30, 1999) through the close of business on March 31, 2006.

+ Reflects the growth of $25,000 in the Portfolio after deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% purchase fee. The redemption fee is deducted from the last month's return. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $64,962. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

       See Historical Performance and Benchmark Disclosures on pages 8-9.
                 (Historical Performance continued on next page)


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  11

--------------------------------------------------------------------------------
(Historical Performance continued from previous page)

Sanford C. Bernstein Fund, Inc. Municipal Bond Portfolio (Intermediate and Short Duration)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short Duration Diversified Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

             Short Duration       Lehman Brothers One-Year
          Diversified Municipal       Municipal Index         Lipper Short-Term
Yr:Month    (after all costs)        (before all costs)      Municipal Composite
--------  ---------------------   ------------------------   -------------------
  96:3           $25,000                  $25,000                  $25,000
     4           $25,030                  $25,059                  $25,028
     5           $25,093                  $25,122                  $25,083
     6           $25,172                  $25,245                  $25,173
     7           $25,279                  $25,351                  $25,289
     8           $25,314                  $25,401                  $25,344
     9           $25,435                  $25,516                  $25,468
    10           $25,532                  $25,646                  $25,609
    11           $25,688                  $25,801                  $25,767
    12           $25,734                  $25,857                  $25,809
  97:1           $25,854                  $26,006                  $25,899
     2           $25,917                  $26,089                  $26,010
     3           $25,892                  $26,076                  $25,943
     4           $25,972                  $26,181                  $26,031
     5           $26,107                  $26,313                  $26,190
     6           $26,209                  $26,417                  $26,323
     7           $26,330                  $26,579                  $26,536
     8           $26,365                  $26,613                  $26,536
     9           $26,496                  $26,750                  $26,717
    10           $26,577                  $26,854                  $26,813
    11           $26,634                  $26,936                  $26,893
    12           $26,753                  $27,057                  $27,039
  98:1           $26,873                  $27,198                  $27,177
     2           $26,956                  $27,292                  $27,242
     3           $27,016                  $27,371                  $27,299
     4           $27,056                  $27,404                  $27,299
     5           $27,173                  $27,547                  $27,468
     6           $27,235                  $27,648                  $27,562
     7           $27,336                  $27,743                  $27,650
     8           $27,460                  $27,910                  $27,849
     9           $27,562                  $28,043                  $27,994
    10           $27,660                  $28,176                  $28,089
    11           $27,740                  $28,260                  $28,142
    12           $27,807                  $28,339                  $28,235
  99:1           $27,946                  $28,498                  $28,388
     2           $28,046                  $28,600                  $28,390
     3           $28,085                  $28,624                  $28,430
     4           $28,141                  $28,690                  $28,501
     5           $28,187                  $28,746                  $28,513
     6           $28,182                  $28,721                  $28,413
     7           $28,252                  $28,824                  $28,504
     8           $28,284                  $28,894                  $28,507
     9           $28,363                  $28,991                  $28,575
    10           $28,391                  $29,055                  $28,584
    11           $28,501                  $29,144                  $28,681
    12           $28,521                  $29,169                  $28,684
  00:1           $28,607                  $29,279                  $28,701
     2           $28,675                  $29,368                  $28,807
     3           $28,791                  $29,495                  $28,945
     4           $28,833                  $29,565                  $28,974
     5           $28,867                  $29,614                  $29,006
     6           $29,098                  $29,857                  $29,244
     7           $29,241                  $30,024                  $29,422
     8           $29,383                  $30,178                  $29,578
     9           $29,433                  $30,245                  $29,646
    10           $29,552                  $30,388                  $29,771
    11           $29,643                  $30,502                  $29,872
    12           $29,857                  $30,730                  $30,114
  01:1           $30,124                  $31,094                  $30,367
     2           $30,222                  $31,197                  $30,476
     3           $30,361                  $31,359                  $30,632
     4           $30,412                  $31,418                  $30,653
     5           $30,602                  $31,641                  $30,849
     6           $30,694                  $31,765                  $30,973
     7           $30,862                  $31,904                  $31,143
     8           $31,052                  $32,096                  $31,355
     9           $31,193                  $32,253                  $31,443
    10           $31,332                  $32,393                  $31,575
    11           $31,321                  $32,423                  $31,518
    12           $31,383                  $32,504                  $31,543
  02:1           $31,612                  $32,767                  $31,723
     2           $31,768                  $32,885                  $31,875
     3           $31,520                  $32,655                  $31,665
     4           $31,773                  $32,903                  $31,915
     5           $31,929                  $33,048                  $32,030
     6           $32,125                  $33,210                  $32,200
     7           $32,246                  $33,332                  $32,341
     8           $32,319                  $33,443                  $32,468
     9           $32,382                  $33,518                  $32,600
    10           $32,296                  $33,469                  $32,462
    11           $32,393                  $33,542                  $32,523
    12           $32,543                  $33,755                  $32,770
  03:1           $32,616                  $33,833                  $32,825
     2           $32,711                  $33,918                  $32,986
     3           $32,719                  $33,918                  $32,948
     4           $32,757                  $33,958                  $33,022
     5           $32,922                  $34,067                  $33,232
     6           $32,903                  $34,111                  $33,230
     7           $32,751                  $34,097                  $33,024
     8           $32,807                  $34,142                  $33,109
     9           $33,020                  $34,302                  $33,381
    10           $33,025                  $34,264                  $33,335
    11           $33,076                  $34,297                  $33,395
    12           $33,147                  $34,334                  $33,438
 04:01           $33,226                  $34,407                  $33,515
     2           $33,301                  $34,529                  $33,674
     3           $33,296                  $34,534                  $33,606
     4           $33,191                  $34,451                  $33,379
     5           $33,130                  $34,397                  $33,324
     6           $33,178                  $34,430                  $33,353
     7           $33,305                  $34,565                  $33,489
     8           $33,427                  $34,712                  $33,679
     9           $33,420                  $34,690                  $33,695
    10           $33,466                  $34,690                  $33,740
    11           $33,408                  $34,646                  $33,659
    12           $33,511                  $34,700                  $33,766
 05:01           $33,538                  $34,727                  $33,755
     2           $33,484                  $34,723                  $33,744
     3           $33,437                  $34,695                  $33,702
     4           $33,580                  $34,762                  $33,791
     5           $33,614                  $34,806                  $33,837
     6           $33,729                  $34,950                  $33,950
     7           $33,740                  $34,970                  $33,966
     8           $33,833                  $35,028                  $34,039
     9           $33,874                  $35,092                  $34,076
    10           $33,868                  $35,102                  $34,089
    11           $33,887                  $35,127                  $34,128
    12           $33,990                  $35,217                  $34,237
 06:01           $34,065                  $35,317                  $34,323
     2           $34,105                  $35,351                  $34,385
     3           $34,131                  $35,376                  $34,409

--------------------------------------------------------------------------------
Short Duration California Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

              Short Duration           Lehman Brothers
           California Municipal   One-Year Municipal Index    Lipper Short-Term
Yr:Month    (after all costs)        (before all costs)      Municipal Composite
--------   --------------------   ------------------------   -------------------
  96:3           $25,000                 $25,000                  $25,000
     4           $25,044                 $25,059                  $25,028
     5           $25,086                 $25,122                  $25,083
     6           $25,184                 $25,245                  $25,173
     7           $25,291                 $25,351                  $25,289
     8           $25,329                 $25,401                  $25,344
     9           $25,432                 $25,516                  $25,468
    10           $25,551                 $25,646                  $25,609
    11           $25,688                 $25,801                  $25,767
    12           $25,732                 $25,857                  $25,809
  97:1           $25,830                 $26,006                  $25,899
     2           $25,890                 $26,089                  $26,010
     3           $25,884                 $26,076                  $25,943
     4           $25,961                 $26,181                  $26,031
     5           $26,054                 $26,313                  $26,190
     6           $26,154                 $26,417                  $26,323
     7           $26,292                 $26,579                  $26,536
     8           $26,321                 $26,613                  $26,536
     9           $26,422                 $26,750                  $26,717
    10           $26,492                 $26,854                  $26,813
    11           $26,542                 $26,936                  $26,893
    12           $26,659                 $27,057                  $27,039
  98:1           $26,773                 $27,198                  $27,177
     2           $26,852                 $27,292                  $27,242
     3           $26,907                 $27,371                  $27,299
     4           $26,918                 $27,404                  $27,299
     5           $27,028                 $27,547                  $27,468
     6           $27,110                 $27,648                  $27,562
     7           $27,236                 $27,743                  $27,650
     8           $27,355                 $27,910                  $27,849
     9           $27,472                 $28,043                  $27,994
    10           $27,590                 $28,176                  $28,089
    11           $27,670                 $28,260                  $28,142
    12           $27,699                 $28,339                  $28,235
  99:1           $27,835                 $28,498                  $28,388
     2           $27,913                 $28,600                  $28,390
     3           $27,926                 $28,624                  $28,430
     4           $27,999                 $28,690                  $28,501
     5           $28,015                 $28,746                  $28,513
     6           $28,005                 $28,721                  $28,413
     7           $28,099                 $28,824                  $28,504
     8           $28,149                 $28,894                  $28,507
     9           $28,269                 $28,991                  $28,575
    10           $28,296                 $29,055                  $28,584
    11           $28,358                 $29,144                  $28,681
    12           $28,354                 $29,169                  $28,684
  00:1           $28,456                 $29,279                  $28,701
     2           $28,565                 $29,368                  $28,807
     3           $28,671                 $29,495                  $28,945
     4           $28,682                 $29,565                  $28,974
     5           $28,753                 $29,614                  $29,006
     6           $28,981                 $29,857                  $29,244
     7           $29,119                 $30,024                  $29,422
     8           $29,285                 $30,178                  $29,578
     9           $29,361                 $30,245                  $29,646
    10           $29,478                 $30,388                  $29,771
    11           $29,573                 $30,502                  $29,872
    12           $29,737                 $30,730                  $30,114
  01:1           $30,018                 $31,094                  $30,367
     2           $30,111                 $31,197                  $30,476
     3           $30,227                 $31,359                  $30,632
     4           $30,230                 $31,418                  $30,653
     5           $30,418                 $31,641                  $30,849
     6           $30,507                 $31,765                  $30,973
     7           $30,649                 $31,904                  $31,143
     8           $30,781                 $32,096                  $31,355
     9           $30,867                 $32,253                  $31,443
    10           $30,969                 $32,393                  $31,575
    11           $31,012                 $32,423                  $31,518
    12           $31,049                 $32,504                  $31,543
  02:1           $31,251                 $32,767                  $31,723
     2           $31,303                 $32,885                  $31,875
     3           $31,126                 $32,655                  $31,665
     4           $31,296                 $32,903                  $31,915
     5           $31,397                 $33,048                  $32,030
     6           $31,486                 $33,210                  $32,200
     7           $31,568                 $33,332                  $32,341
     8           $31,675                 $33,443                  $32,468
     9           $31,753                 $33,518                  $32,600
    10           $31,629                 $33,469                  $32,462
    11           $31,662                 $33,542                  $32,523
    12           $31,862                 $33,755                  $32,770
  03:1           $31,914                 $33,833                  $32,825
     2           $32,015                 $33,918                  $32,986
     3           $32,033                 $33,918                  $32,948
     4           $32,057                 $33,958                  $33,022
     5           $32,206                 $34,067                  $33,232
     6           $32,172                 $34,111                  $33,230
     7           $32,006                 $34,097                  $33,024
     8           $32,071                 $34,142                  $33,109
     9           $32,271                 $34,302                  $33,381
    10           $32,237                 $34,264                  $33,335
    11           $32,302                 $34,297                  $33,395
    12           $32,344                 $34,334                  $33,438
 04:01           $32,412                 $34,407                  $33,515
     2           $32,505                 $34,529                  $33,674
     3           $32,495                 $34,534                  $33,606
     4           $32,365                 $34,451                  $33,379
     5           $32,330                 $34,397                  $33,324
     6           $32,376                 $34,430                  $33,353
     7           $32,474                 $34,565                  $33,489
     8           $32,541                 $34,712                  $33,679
     9           $32,532                 $34,690                  $33,695
    10           $32,578                 $34,690                  $33,740
    11           $32,520                 $34,646                  $33,659
    12           $32,592                 $34,700                  $33,766
 05:01           $32,643                 $34,727                  $33,755
     2           $32,587                 $34,723                  $33,744
     3           $32,536                 $34,695                  $33,702
     4           $32,643                 $34,762                  $33,791
     5           $32,676                 $34,806                  $33,837
     6           $32,806                 $34,950                  $33,950
     7           $32,807                 $34,970                  $33,966
     8           $32,862                 $35,028                  $34,039
     9           $32,892                 $35,092                  $34,076
    10           $32,902                 $35,102                  $34,089
    11           $32,910                 $35,127                  $34,128
    12           $32,973                 $35,217                  $34,237
 06:01           $33,062                 $35,317                  $34,323
     2           $33,091                 $35,351                  $34,385
     3           $33,105                 $35,376                  $34,409

--------------------------------------------------------------------------------
Short Duration New York Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

              Short Duration          Lehman Brothers
            New York Municipal    One-Year Municipal Index    Lipper Short-Term
Yr:Month    (after all costs)        (before all costs)      Municipal Composite
--------   --------------------   ------------------------   -------------------
  96:3           $25,000                  $25,000                  $25,000
     4           $25,021                  $25,059                  $25,028
     5           $25,082                  $25,122                  $25,083
     6           $25,161                  $25,245                  $25,173
     7           $25,273                  $25,351                  $25,289
     8           $25,270                  $25,401                  $25,344
     9           $25,401                  $25,516                  $25,468
    10           $25,529                  $25,646                  $25,609
    11           $25,656                  $25,801                  $25,767
    12           $25,688                  $25,857                  $25,809
  97:1           $25,796                  $26,006                  $25,899
     2           $25,862                  $26,089                  $26,010
     3           $25,842                  $26,076                  $25,943
     4           $25,930                  $26,181                  $26,031
     5           $26,033                  $26,313                  $26,190
     6           $26,140                  $26,417                  $26,323
     7           $26,267                  $26,579                  $26,536
     8           $26,283                  $26,613                  $26,536
     9           $26,416                  $26,750                  $26,717
    10           $26,498                  $26,854                  $26,813
    11           $26,554                  $26,936                  $26,893
    12           $26,652                  $27,057                  $27,039
  98:1           $26,777                  $27,198                  $27,177
     2           $26,841                  $27,292                  $27,242
     3           $26,904                  $27,371                  $27,299
     4           $26,924                  $27,404                  $27,299
     5           $27,041                  $27,547                  $27,468
     6           $27,126                  $27,648                  $27,562
     7           $27,209                  $27,743                  $27,650
     8           $27,332                  $27,910                  $27,849
     9           $27,434                  $28,043                  $27,994
    10           $27,533                  $28,176                  $28,089
    11           $27,596                  $28,260                  $28,142
    12           $27,655                  $28,339                  $28,235
  99:1           $27,798                  $28,498                  $28,388
     2           $27,860                  $28,600                  $28,390
     3           $27,922                  $28,624                  $28,430
     4           $27,963                  $28,690                  $28,501
     5           $27,992                  $28,746                  $28,513
     6           $27,970                  $28,721                  $28,413
     7           $28,051                  $28,824                  $28,504
     8           $28,092                  $28,894                  $28,507
     9           $28,158                  $28,991                  $28,575
    10           $28,194                  $29,055                  $28,584
    11           $28,291                  $29,144                  $28,681
    12           $28,292                  $29,169                  $28,684
  00:1           $28,365                  $29,279                  $28,701
     2           $28,455                  $29,368                  $28,807
     3           $28,546                  $29,495                  $28,945
     4           $28,593                  $29,565                  $28,974
     5           $28,648                  $29,614                  $29,006
     6           $28,860                  $29,857                  $29,244
     7           $28,999                  $30,024                  $29,422
     8           $29,115                  $30,178                  $29,578
     9           $29,184                  $30,245                  $29,646
    10           $29,295                  $30,388                  $29,771
    11           $29,410                  $30,502                  $29,872
    12           $29,644                  $30,730                  $30,114
  01:1           $29,881                  $31,094                  $30,367
     2           $29,978                  $31,197                  $30,476
     3           $30,138                  $31,359                  $30,632
     4           $30,136                  $31,418                  $30,653
     5           $30,344                  $31,641                  $30,849
     6           $30,429                  $31,765                  $30,973
     7           $30,571                  $31,904                  $31,143
     8           $30,747                  $32,096                  $31,355
     9           $30,805                  $32,253                  $31,443
    10           $30,961                  $32,393                  $31,575
    11           $30,946                  $32,423                  $31,518
    12           $30,979                  $32,504                  $31,543
  02:1           $31,206                  $32,767                  $31,723
     2           $31,312                  $32,885                  $31,875
     3           $31,136                  $32,655                  $31,665
     4           $31,307                  $32,903                  $31,915
     5           $31,413                  $33,048                  $32,030
     6           $31,526                  $33,210                  $32,200
     7           $31,618                  $33,332                  $32,341
     8           $31,712                  $33,443                  $32,468
     9           $31,773                  $33,518                  $32,600
    10           $31,683                  $33,469                  $32,462
    11           $31,721                  $33,542                  $32,523
    12           $31,932                  $33,755                  $32,770
  03:1           $31,970                  $33,833                  $32,825
     2           $32,081                  $33,918                  $32,986
     3           $32,057                  $33,918                  $32,948
     4           $32,115                  $33,958                  $33,022
     5           $32,301                  $34,067                  $33,232
     6           $32,277                  $34,111                  $33,230
     7           $32,114                  $34,097                  $33,024
     8           $32,184                  $34,142                  $33,109
     9           $32,384                  $34,302                  $33,381
    10           $32,380                  $34,264                  $33,335
    11           $32,450                  $34,297                  $33,395
    12           $32,505                  $34,334                  $33,438
 04:01           $32,559                  $34,407                  $33,515
     2           $32,661                  $34,529                  $33,674
     3           $32,631                  $34,534                  $33,606
     4           $32,501                  $34,451                  $33,379
     5           $32,466                  $34,397                  $33,324
     6           $32,512                  $34,430                  $33,353
     7           $32,613                  $34,565                  $33,489
     8           $32,737                  $34,712                  $33,679
     9           $32,759                  $34,690                  $33,695
    10           $32,782                  $34,690                  $33,740
    11           $32,755                  $34,646                  $33,659
    12           $32,833                  $34,700                  $33,766
 05:01           $32,913                  $34,727                  $33,755
     2           $32,830                  $34,723                  $33,744
     3           $32,780                  $34,695                  $33,702
     4           $32,945                  $34,762                  $33,791
     5           $33,003                  $34,806                  $33,837
     6           $33,110                  $34,950                  $33,950
     7           $33,088                  $34,970                  $33,966
     8           $33,174                  $35,028                  $34,039
     9           $33,207                  $35,092                  $34,076
    10           $33,193                  $35,102                  $34,089
    11           $33,234                  $35,127                  $34,128
    12           $33,332                  $35,217                  $34,237
 06:01           $33,401                  $35,317                  $34,323
     2           $33,437                  $35,351                  $34,385
     3           $33,458                  $35,376                  $34,409

--------------------------------------------------------------------------------
Diversified Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                                                             Lehman Brothers
           Diversified Municipal   Lipper Intermediate   Five-year G/O Index
Yr:Month     (after all costs)     Municipal Composite    (before all costs)
--------   ---------------------   -------------------   -------------------
  96:3            $25,000                $25,000               $25,000
     4            $24,949                $24,953               $24,963
     5            $24,952                $24,940               $24,933
     6            $25,118                $25,090               $25,110
     7            $25,298                $25,310               $25,275
     8            $25,276                $25,316               $25,328
     9            $25,508                $25,531               $25,518
    10            $25,717                $25,776               $25,756
    11            $26,096                $26,160               $26,114
    12            $26,029                $26,081               $26,074
  97:1            $26,126                $26,136               $26,145
     2            $26,283                $26,327               $26,331
     3            $26,071                $26,053               $26,033
     4            $26,229                $26,181               $26,163
     5            $26,498                $26,492               $26,448
     6            $26,694                $26,731               $26,681
     7            $27,185                $27,314               $27,164
     8            $27,039                $27,090               $27,020
     9            $27,282                $27,369               $27,263
    10            $27,379                $27,494               $27,430
    11            $27,470                $27,596               $27,517
    12            $27,768                $27,941               $27,765
  98:1            $27,962                $28,176               $28,009
     2            $28,000                $28,187               $28,043
     3            $28,020                $28,187               $28,091
     4            $27,975                $28,038               $27,956
     5            $28,229                $28,433               $28,288
     6            $28,312                $28,513               $28,376
     7            $28,388                $28,561               $28,478
     8            $28,672                $28,978               $28,863
     9            $28,914                $29,291               $29,157
    10            $28,969                $29,282               $29,218
    11            $28,987                $29,335               $29,259
    12            $29,052                $29,435               $29,388
  99:1            $29,356                $29,770               $29,685
     2            $29,309                $29,601               $29,649
     3            $29,331                $29,574               $29,691
     4            $29,408                $29,654               $29,777
     5            $29,327                $29,476               $29,676
     6            $29,073                $29,054               $29,346
     7            $29,171                $29,188               $29,502
     8            $29,124                $29,042               $29,502
     9            $29,136                $29,054               $29,605
    10            $29,014                $28,842               $29,540
    11            $29,251                $29,084               $29,696
    12            $29,184                $28,947               $29,598
  00:1            $29,134                $28,811               $29,585
     2            $29,284                $29,030               $29,676
     3            $29,675                $29,439               $29,942
     4            $29,620                $29,322               $29,883
     5            $29,537                $29,187               $29,871
     6            $30,051                $29,797               $30,423
     7            $30,337                $30,131               $30,755
     8            $30,650                $30,498               $31,078
     9            $30,606                $30,407               $31,026
    10            $30,847                $30,635               $31,246
    11            $30,983                $30,779               $31,368
    12            $31,462                $31,425               $31,871
  01:1            $31,806                $31,771               $32,423
     2            $31,901                $31,863               $32,501
     3            $32,174                $32,111               $32,760
     4            $31,993                $31,790               $32,587
     5            $32,318                $32,105               $32,909
     6            $32,476                $32,310               $33,054
     7            $32,804                $32,698               $33,424
     8            $33,202                $33,192               $33,872
     9            $33,248                $33,139               $33,957
    10            $33,505                $33,447               $34,208
    11            $33,336                $33,082               $33,955
    12            $33,189                $32,834               $33,778
  02:1            $33,590                $33,307               $34,319
     2            $33,871                $33,690               $34,700
     3            $33,406                $33,070               $34,002
     4            $33,902                $33,712               $34,764
     5            $34,070                $33,897               $34,993
     6            $34,369                $34,246               $35,375
     7            $34,676                $34,647               $35,760
     8            $34,939                $34,976               $36,095
     9            $35,381                $35,610               $36,561
    10            $34,971                $35,040               $36,200
    11            $34,889                $34,882               $36,153
    12            $35,441                $35,614               $36,818
  03:1            $35,410                $35,453               $36,906
     2            $35,795                $35,954               $37,302
     3            $35,770                $35,937               $37,271
     4            $35,930                $36,157               $37,424
     5            $36,593                $36,890               $38,044
     6            $36,416                $36,718               $37,952
     7            $35,556                $35,585               $37,115
     8            $35,762                $35,850               $37,381
     9            $36,597                $36,759               $38,359
    10            $36,450                $36,555               $38,080
    11            $36,671                $36,856               $38,218
    12            $36,873                $37,073               $38,358
 04:01            $37,026                $37,199               $38,529
     2            $37,460                $37,727               $39,037
     3            $37,298                $37,473               $38,885
     4            $36,651                $36,674               $38,096
     5            $36,536                $36,607               $37,959
     6            $36,633                $36,696               $38,102
     7            $36,967                $37,063               $38,427
     8            $37,503                $37,656               $39,095
     9            $37,596                $37,761               $39,161
    10            $37,797                $37,975               $39,377
    11            $37,521                $37,642               $39,108
    12            $37,830                $38,003               $39,476
 05:01            $37,928                $38,162               $39,460
     2            $37,778                $37,978               $39,274
     3            $37,529                $37,682               $39,037
     4            $37,978                $38,170               $39,513
     5            $38,103                $38,360               $39,641
     6            $38,281                $38,534               $39,799
     7            $38,112                $38,320               $39,597
     8            $38,349                $38,626               $39,845
     9            $38,204                $38,425               $39,752
    10            $38,066                $38,210               $39,588
    11            $38,170                $38,348               $39,702
    12            $38,388                $38,604               $39,899
 06:01            $38,467                $38,693               $39,989
     2            $38,562                $38,845               $40,075
     3            $38,372                $38,600               $39,918

--------------------------------------------------------------------------------
California Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                                     Lehman Brothers     Lipper Intermediate
            California Municipal   Five-year G/O Index        California
 Yr:Month    (after all costs)      (before all costs)   Municipal Composite
 --------   --------------------   -------------------   -------------------
   96:3           $25,000                $25,000               $25,000
      4           $24,965                $24,980               $24,963
      5           $24,948                $24,973               $24,933
      6           $25,132                $25,142               $25,110
      7           $25,308                $25,366               $25,275
      8           $25,322                $25,366               $25,328
      9           $25,550                $25,574               $25,518
     10           $25,777                $25,835               $25,756
     11           $26,132                $26,246               $26,114
     12           $26,076                $26,149               $26,074
   97:1           $26,149                $26,198               $26,145
      2           $26,301                $26,366               $26,331
      3           $26,069                $26,115               $26,033
      4           $26,202                $26,238               $26,163
      5           $26,486                $26,582               $26,448
      6           $26,701                $26,824               $26,681
      7           $27,223                $27,443               $27,164
      8           $27,076                $27,213               $27,020
      9           $27,293                $27,485               $27,263
     10           $27,386                $27,559               $27,430
     11           $27,475                $27,672               $27,517
     12           $27,730                $28,004               $27,765
   98:1           $27,959                $28,268               $28,009
      2           $28,014                $28,307               $28,043
      3           $27,992                $28,259               $28,091
      4           $27,927                $28,098               $27,956
      5           $28,236                $28,486               $28,288
      6           $28,318                $28,560               $28,376
      7           $28,393                $28,645               $28,478
      8           $28,713                $29,075               $28,863
      9           $29,030                $29,505               $29,157
     10           $29,059                $29,464               $29,218
     11           $29,135                $29,544               $29,259
     12           $29,151                $29,556               $29,388
   99:1           $29,445                $29,901               $29,685
      2           $29,372                $29,761               $29,649
      3           $29,411                $29,805               $29,691
      4           $29,443                $29,829               $29,777
      5           $29,298                $29,647               $29,676
      6           $29,068                $29,226               $29,346
      7           $29,182                $29,387               $29,502
      8           $29,110                $29,258               $29,502
      9           $29,206                $29,363               $29,605
     10           $29,062                $29,113               $29,540
     11           $29,274                $29,373               $29,696
     12           $29,132                $29,161               $29,598
   00:1           $29,147                $29,179               $29,585
      2           $29,381                $29,424               $29,676
      3           $29,786                $29,883               $29,942
      4           $29,620                $29,706               $29,883
      5           $29,642                $29,698               $29,871
      6           $30,140                $30,339               $30,423
      7           $30,420                $30,691               $30,755
      8           $30,836                $31,167               $31,078
      9           $30,794                $31,045               $31,026
     10           $30,972                $31,244               $31,246
     11           $31,150                $31,397               $31,368
     12           $31,617                $31,959               $31,871
   01:1           $31,951                $32,365               $32,423
      2           $32,018                $32,404               $32,501
      3           $32,169                $32,556               $32,760
      4           $31,896                $32,074               $32,587
      5           $32,209                $32,497               $32,909
      6           $32,336                $32,696               $33,054
      7           $32,653                $33,085               $33,424
      8           $33,129                $33,707               $33,872
      9           $33,050                $33,619               $33,957
     10           $33,341                $33,969               $34,208
     11           $33,212                $33,680               $33,955
     12           $33,062                $33,394               $33,778
   02:1           $33,426                $33,911               $34,319
      2           $33,673                $34,267               $34,700
      3           $33,160                $33,551               $34,002
      4           $33,591                $34,179               $34,764
      5           $33,816                $34,449               $34,993
      6           $34,026                $34,666               $35,375
      7           $34,289                $35,026               $35,760
      8           $34,606                $35,439               $36,095
      9           $35,123                $36,174               $36,561
     10           $34,450                $35,349               $36,200
     11           $34,455                $35,317               $36,153
     12           $34,984                $35,941               $36,818
   03:1           $34,890                $35,698               $36,906
      2           $35,302                $36,111               $37,302
      3           $35,318                $36,110               $37,271
      4           $35,514                $36,319               $37,424
      5           $36,129                $37,029               $38,044
      6           $35,903                $36,754               $37,952
      7           $35,081                $35,686               $37,115
      8           $35,277                $35,918               $37,381
      9           $35,964                $36,778               $38,359
     10           $35,867                $36,656               $38,080
     11           $36,080                $36,944               $38,218
     12           $36,271                $37,161               $38,358
  04:01           $36,387                $37,265               $38,529
      2           $36,828                $37,777               $39,037
      3           $36,667                $37,494               $38,885
      4           $35,982                $36,704               $38,096
      5           $35,840                $36,608               $37,959
      6           $36,005                $36,762               $38,102
      7           $36,327                $37,135               $38,427
      8           $36,822                $37,717               $39,095
      9           $36,883                $37,827               $39,161
     10           $37,125                $38,063               $39,377
     11           $36,905                $37,770               $39,108
     12           $37,203                $38,122               $39,476
  05:01           $37,403                $38,324               $39,460
      2           $37,207                $38,118               $39,274
      3           $36,941                $37,818               $39,037
      4           $37,404                $38,334               $39,513
      5           $37,525                $38,470               $39,641
      6           $37,673                $38,641               $39,799
      7           $37,510                $38,423               $39,597
      8           $37,794                $38,747               $39,845
      9           $37,652                $38,538               $39,752
     10           $37,491                $38,315               $39,588
     11           $37,591                $38,466               $39,702
     12           $37,776                $38,712               $39,899
  06:01           $37,905                $38,838               $39,989
      2           $37,998                $39,001               $40,075
      3           $37,812                $38,740               $39,918

--------------------------------------------------------------------------------
New York Municipal
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

                                Lipper Intermediate     Lehman Brothers
           New York Municipal         New York        Five-year G/O Index
Yr:Month   (after all costs)    Municipal Composite    (before all costs)
--------   ------------------   -------------------   -------------------
  96:3          $25,000               $25,000               $25,000
     4          $24,969               $24,930               $24,963
     5          $24,955               $24,893               $24,933
     6          $25,124               $25,062               $25,110
     7          $25,306               $25,305               $25,275
     8          $25,289               $25,290               $25,328
     9          $25,526               $25,538               $25,518
    10          $25,760               $25,770               $25,756
    11          $26,087               $26,182               $26,114
    12          $26,036               $26,085               $26,074
  97:1          $26,115               $26,117               $26,145
     2          $26,294               $26,318               $26,331
     3          $26,062               $26,036               $26,033
     4          $26,221               $26,172               $26,163
     5          $26,473               $26,515               $26,448
     6          $26,673               $26,772               $26,681
     7          $27,167               $27,395               $27,164
     8          $27,001               $27,157               $27,020
     9          $27,245               $27,440               $27,263
    10          $27,365               $27,536               $27,430
    11          $27,438               $27,646               $27,517
    12          $27,739               $28,002               $27,765
  98:1          $27,956               $28,240               $28,009
     2          $27,975               $28,249               $28,043
     3          $27,995               $28,221               $28,091
     4          $27,890               $28,034               $27,956
     5          $28,229               $28,472               $28,288
     6          $28,336               $28,566               $28,376
     7          $28,373               $28,597               $28,478
     8          $28,723               $29,032               $28,863
     9          $28,967               $29,377               $29,157
    10          $29,041               $29,368               $29,218
    11          $29,100               $29,407               $29,259
    12          $29,183               $29,521               $29,388
  99:1          $29,509               $29,873               $29,685
     2          $29,418               $29,699               $29,649
     3          $29,438               $29,667               $29,691
     4          $29,496               $29,741               $29,777
     5          $29,372               $29,562               $29,676
     6          $29,072               $29,131               $29,346
     7          $29,191               $29,268               $29,502
     8          $29,144               $29,148               $29,502
     9          $29,180               $29,174               $29,605
    10          $29,036               $28,926               $29,540
    11          $29,278               $29,192               $29,696
    12          $29,174               $29,046               $29,598
  00:1          $29,147               $28,924               $29,585
     2          $29,344               $29,156               $29,676
     3          $29,717               $29,631               $29,942
     4          $29,617               $29,477               $29,883
     5          $29,575               $29,359               $29,871
     6          $30,111               $30,028               $30,423
     7          $30,378               $30,388               $30,755
     8          $30,692               $30,802               $31,078
     9          $30,619               $30,691               $31,026
    10          $30,863               $30,979               $31,246
    11          $31,018               $31,140               $31,368
    12          $31,565               $31,844               $31,871
  01:1          $31,908               $32,226               $32,423
     2          $31,954               $32,275               $32,501
     3          $32,202               $32,562               $32,760
     4          $32,039               $32,272               $32,587
     5          $32,336               $32,611               $32,909
     6          $32,467               $32,797               $33,054
     7          $32,770               $33,174               $33,424
     8          $33,166               $33,702               $33,872
     9          $33,065               $33,452               $33,957
    10          $33,370               $33,763               $34,208
    11          $33,148               $33,442               $33,955
    12          $32,999               $33,182               $33,778
  02:1          $33,448               $33,722               $34,319
     2          $33,777               $34,151               $34,700
     3          $33,301               $33,471               $34,002
     4          $33,798               $34,151               $34,764
     5          $33,936               $34,301               $34,993
     6          $34,236               $34,637               $35,375
     7          $34,542               $35,022               $35,760
     8          $34,852               $35,382               $36,095
     9          $35,324               $36,021               $36,561
    10          $34,911               $35,473               $36,200
    11          $34,774               $35,260               $36,153
    12          $35,402               $35,997               $36,818
  03:1          $35,366               $35,795               $36,906
     2          $35,776               $36,312               $37,302
     3          $35,699               $36,251               $37,271
     4          $35,881               $36,501               $37,424
     5          $36,520               $37,288               $38,044
     6          $36,364               $37,046               $37,952
     7          $35,495               $35,853               $37,115
     8          $35,701               $36,149               $37,381
     9          $36,544               $37,102               $38,359
    10          $36,371               $36,863               $38,080
    11          $36,621               $37,187               $38,218
    12          $36,802               $37,413               $38,358
 04:01          $36,959               $37,490               $38,529
     2          $37,397               $38,035               $39,037
     3          $37,209               $37,699               $38,885
     4          $36,558               $36,905               $38,096
     5          $36,418               $36,848               $37,959
     6          $36,519               $36,932               $38,102
     7          $36,887               $37,309               $38,427
     8          $37,434               $37,904               $39,095
     9          $37,505               $38,005               $39,161
    10          $37,712               $38,201               $39,377
    11          $37,441               $37,832               $39,108
    12          $37,732               $38,190               $39,476
 05:01          $37,863               $38,356               $39,460
     2          $37,718               $38,162               $39,274
     3          $37,447               $37,825               $39,037
     4          $37,933               $38,338               $39,513
     5          $38,091               $38,519               $39,641
     6          $38,278               $38,689               $39,799
     7          $38,087               $38,464               $39,597
     8          $38,359               $38,770               $39,845
     9          $38,217               $38,553               $39,752
    10          $38,026               $38,300               $39,588
    11          $38,135               $38,423               $39,702
    12          $38,387               $38,682               $39,899
 06:01          $38,470               $38,769               $39,989
     2          $38,570               $38,933               $40,075
     3          $38,381               $38,668               $39,918

Sanford C. Bernstein Fund II, Inc. Taxable-Bond Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Intermediate Duration Institutional
--------------------------------------------------------------------------------

Growth of $25,000

 [The following table was represented as a line graph in the printed material.]

           Intermediate Duration                           Lehman Brothers
               Institutional       Lipper Intermediate   Aggregate Bond Index
Yr:Month     (after all costs)       Bond Composite       (before all costs)
--------   ---------------------   -------------------   --------------------
  02:5            $25,000                $25,000               $25,000
     6            $24,908                $25,060               $25,216
     7            $25,077                $25,215               $25,520
     8            $25,578                $25,639               $25,951
     9            $25,878                $25,975               $26,372
    10            $25,788                $25,837               $26,252
    11            $25,923                $25,897               $26,245
    12            $26,432                $26,414               $26,787
  03:1            $26,474                $26,450               $26,809
     2            $26,840                $26,813               $27,180
     3            $26,816                $26,809               $27,160
     4            $27,155                $27,077               $27,384
     5            $27,624                $27,572               $27,894
     6            $27,541                $27,538               $27,839
     7            $26,623                $26,647               $26,903
     8            $26,875                $26,811               $27,082
     9            $27,545                $27,493               $27,798
    10            $27,378                $27,276               $27,539
    11            $27,498                $27,347               $27,605
    12            $27,842                $27,607               $27,886
 04:01            $28,034                $27,811               $28,110
     2            $28,282                $28,063               $28,415
     3            $28,480                $28,261               $28,627
     4            $27,811                $27,593               $27,883
     5            $27,664                $27,459               $27,771
     6            $27,813                $27,583               $27,928
     7            $28,054                $27,825               $28,205
     8            $28,489                $28,300               $28,743
     9            $28,581                $28,375               $28,821
    10            $28,848                $28,591               $29,062
    11            $28,685                $28,416               $28,831
    12            $28,959                $28,652               $29,096
 05:01            $29,150                $28,781               $29,279
     2            $29,032                $28,652               $29,106
     3            $28,849                $28,478               $28,956
     4            $29,148                $28,804               $29,348
     5            $29,456                $29,068               $29,666
     6            $29,622                $29,220               $29,827
     7            $29,460                $28,999               $29,556
     8            $29,777                $29,325               $29,935
     9            $29,555                $29,041               $29,626
    10            $29,337                $28,814               $29,392
    11            $29,476                $28,917               $29,522
    12            $29,708                $29,153               $29,803
 06:01            $29,742                $29,173               $29,804
     2            $29,870                $29,258               $29,903
     3            $29,583                $28,995               $29,610

Each chart shows the growth of $25,000 for the 10-year period ending March 31, 2006, or if the Portfolio's inception date is less than 10 years ago, growth is shown from the first full month after its inception date.

* Portfolio, benchmark and Lipper returns are from the close of business on March 31, 1996 (except Intermediate Duration Institutional Portfolio which is from May 31, 2002) through the close of business on March 31, 2006.

       See Historical Performance and Benchmark Disclosures on pages 8-9.


--------------------------------------------------------------------------------
12  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Fund Expenses--March 31, 2006 (Unaudited)

Fund Expenses--As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses--The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes--The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                       BEGINNING         ENDING          EXPENSES    ANNUALIZED
                                                     ACCOUNT VALUE    ACCOUNT VALUE    PAID DURING    EXPENSE
                                                    OCTOBER 1, 2005   MARCH 31, 2006     PERIOD*       RATIO*
---------------------------------------------------------------------------------------------------------------
Tax-Managed International Class Shares
Actual                                                $    1,000       $   1,159.17     $    6.24      1.16%
Hypothetical (5% return before expenses)              $    1,000       $   1,019.15     $    5.84      1.16%
---------------------------------------------------------------------------------------------------------------
International Class Shares
Actual                                                $    1,000       $   1,157.62     $    6.56      1.22%
Hypothetical (5% return before expenses)              $    1,000       $   1,018.85     $    6.14      1.22%
---------------------------------------------------------------------------------------------------------------
Emerging Markets Class Shares
Actual                                                $    1,000       $   1,187.11     $    8.67      1.59%
Hypothetical (5% return before expenses)              $    1,000       $   1,017.00     $    8.00      1.59%
---------------------------------------------------------------------------------------------------------------
Intermediate Duration Class Shares
Actual                                                $    1,000       $   1,000.08     $    2.94      0.59%
Hypothetical (5% return before expenses)              $    1,000       $   1,021.99     $    2.97      0.59%
---------------------------------------------------------------------------------------------------------------
U.S. Government Short Duration Class Shares
Actual                                                $    1,000       $   1,007.95     $    3.95      0.79%
Hypothetical (5% return before expenses)              $    1,000       $   1,020.99     $    3.98      0.79%
---------------------------------------------------------------------------------------------------------------
Intermediate Duration Institutional Class Shares
Actual                                                $    1,000       $   1,000.66     $    2.24      0.45%
Hypothetical (5% return before expenses)              $    1,000       $   1,022.69     $    2.27      0.45%
---------------------------------------------------------------------------------------------------------------
Short Duration Diversified Municipal Class Shares
Actual                                                $    1,000       $   1,007.44     $    3.55      0.71%
Hypothetical (5% return before expenses)              $    1,000       $   1,021.39     $    3.58      0.71%
---------------------------------------------------------------------------------------------------------------
Short Duration California Municipal Class Shares
Actual                                                $    1,000       $   1,006.36     $    4.10      0.82%
Hypothetical (5% return before expenses)              $    1,000       $   1,020.84     $    4.13      0.82%
---------------------------------------------------------------------------------------------------------------
Short Duration New York Municipal Class Shares
Actual                                                $    1,000       $   1,007.43     $    3.70      0.74%
Hypothetical (5% return before expenses)              $    1,000       $   1,021.24     $    3.73      0.74%
---------------------------------------------------------------------------------------------------------------
Diversified Municipal Class Shares
Actual                                                $    1,000       $   1,004.21     $    3.00      0.60%
Hypothetical (5% return before expenses)              $    1,000       $   1,021.94     $    3.02      0.60%
---------------------------------------------------------------------------------------------------------------
California Municipal Class Shares
Actual                                                $    1,000       $   1,004.08     $    3.20      0.64%
Hypothetical (5% return before expenses)              $    1,000       $   1,021.74     $    3.23      0.64%
---------------------------------------------------------------------------------------------------------------
New York Municipal Class Shares
Actual                                                $    1,000       $   1,004.11     $    3.15      0.63%
Hypothetical (5% return before expenses)              $    1,000       $   1,021.79     $    3.18      0.63%
---------------------------------------------------------------------------------------------------------------
Short Duration Plus Class Shares
Actual                                                $    1,000       $   1,009.71     $    3.36      0.67%
Hypothetical (5% return before expenses)              $    1,000       $   1,021.59     $    3.38      0.67%

* Expenses are equal to each Class's annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period).


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  13

--------------------------------------------------------------------------------
Portfolio Summary--March 31, 2006 (Unaudited)

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
--------------------------------------------------------------------------------
Foreign Stock Portfolios

--------------------------------------------------------------------------------
Tax-Managed International
--------------------------------------------------------------------------------

  [The following table was represented as a pie chart in the printed material.]

Country Breakdown(1)                 Sector Breakdown(1)

26.7%     Japan                      Financial                     34.2%
18.1%     United Kingdom             Capital Equipment             11.3
14.1%     France                     Energy                         9.5
 9.3%     Switzerland                Technology/Electronics         9.1
 7.1%     Germany                    Industrial Commodities         7.5
 4.2%     Netherlands                Consumer Staples               7.1
 3.3%     Italy                      Medical                        5.8
 3.1%     Spain                      Consumer Cyclicals             5.4
 2.8%     Ireland                    Construction & Housing         4.3
 2.2%     Canada                     Utilities                      2.8
   2%     Sweden                     Telecommunications             2.3
 1.8%     Australia                  Transportation                 0.7
 1.2%     Singapore
 1.2%     Greece
 1.2%     Norway
   1%     Belgium
 0.7%     Hong Kong

--------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------

  [The following table was represented as a pie chart in the printed material.]

Country Breakdown(1)                 Sector Breakdown(1)

26.7%     Japan                      Financial                     34.9%
19.3%     United Kingdom             Capital Equipment             12.4
15.9%     France                     Technology/Electronics         9.9
 8.1%     Switzerland                Energy                         9.5
 6.9%     Germany                    Industrial Commodities         7.7
 4.7%     Netherlands                Consumer Staples               6.8
 3.2%     Italy                      Medical                        5.8
 2.9%     Spain                      Consumer Cyclicals             3.7
 2.3%     Canada                     Construction & Housing         3.6
 2.3%     Sweden                     Utilities                      2.8
 1.9%     Ireland                    Telecommunications             2.2
 1.3%     Australia                  Transportation                 0.7
 1.2%     Singapore
 1.2%     Norway
 1.0%     Belgium
 1.0%     Greece
 0.1%     Hong Kong

--------------------------------------------------------------------------------
Emerging Markets
--------------------------------------------------------------------------------

  [The following table was represented as a pie chart in the printed material.]

Country Breakdown(1)                 Sector Breakdown(1)

18.2%     South Korea                Financial                     21.4%
14.8%     Brazil                     Energy                        19.3
13.7%     South Africa               Technology/Electronics        16.6
12.9%     Taiwan                     Industrial Commodities        12.6
 7.8%     China                      Telecommunications             8.8
 6.6%     India                      Capital Equipment              6.5
   5%     Mexico                     Consumer Cyclicals             4.2
 4.1%     Israel                     Construction & Housing         3.5
 3.7%     Thailand                   Consumer Staples               2.2
 3.1%     Turkey                     Medical                        2.0
 2.9%     Russia                     Utilities                      1.4
 1.7%     Indonesia                  Gold                           0.9
 1.7%     Hungary                    Transportation                 0.6
 0.9%     Chili
 0.8%     Philippines
 0.7%     Argentina
 0.7%     Egypt
 0.5%     Malaysia
 0.1%     Peru
 0.1%     Luxembourg

1. All data as of March 31, 2006. The Portfolios' sector and country breakdowns are expressed as a percentage of each Portfolio's total long-term investments and may vary over time. Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Schedule of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios' prospectus.


--------------------------------------------------------------------------------
14  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Portfolio Summary--March 31, 2006 (Unaudited) (continued from previous page)

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
--------------------------------------------------------------------------------

Taxable Bond Portfolios

--------------------------------------------------------------------------------
Intermediate Duration
--------------------------------------------------------------------------------

  [The following table was represented as a pie chart in the printed material.]

                            Security Type Breakdown(1)

                     31.8% Federal National Mortgage Association
                     14.2% Corporate Bonds
                      3.9% U.S. Treasury Securities
                      6.6% Commercial Mortgage-Backed Securities
                      4.9% Asset-Backed Securities
                     10.9% Sovereign Debt
                      1.4% Federal Home Loan Mortgage Corporation
                      4.4% Collateralized Mortgage Obligations
                     21.9% Short-Term

--------------------------------------------------------------------------------
Short Duration Plus
--------------------------------------------------------------------------------

  [The following table was represented as a pie chart in the printed material.]

                            Security Type Breakdown(1)

                     15.3% Federal National Mortgage Association
                      7.9% U.S. Treasury Securities
                     22.6% Corporate Bonds
                      5.2% Commercial Mortgage-Backed Securities
                     11.3% Collateralized Mortgage Obligations
                     13.9% Federal Home Loan Mortgage Corporation
                     10.9% Short-Term
                     12.7% Asset-Backed Securities
                      0.2% Government National Mortgage Securities

--------------------------------------------------------------------------------
U.S. Government Short Duration
--------------------------------------------------------------------------------

  [The following table was represented as a pie chart in the printed material.]

                            Security Type Breakdown(1)

                     32.3% U.S. Treasury Securities
                     27.7% Federal National Mortgage Association
                      2.4% Federal Home Loan Mortgage Corporation
                     10.2% Federal Farm Credit Bank
                     16.9% Federal Home Loan Bank
                      4.6% Collateralized Mortgage Obligations
                      1.0% Asset-Backed Securities
                      4.9% Short-Term

--------------------------------------------------------------------------------
Intermediate Duration Institutional
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

                            Security Type Breakdown(1)

                     34.2% Mortgage Pass-Throughs
                     14.4% Corporate Bonds
                      3.0% U.S. Treasury Securities
                     11.5% Sovereign Debt
                      7.4% Commercial Mortgage-Backed Securities
                      3.3% Asset-Backed Securities
                     21.3% Short-Term
                      4.9% Collateralized Mortgage Obligations

1. All data are as of March 31, 2006. The Portfolios' security type breakdowns are expressed as a percentage of each Portfolio's total investments and may vary over time.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  15

--------------------------------------------------------------------------------
Portfolio Summary--March 31, 2006 (Unaudited) (continued from previous page)

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
--------------------------------------------------------------------------------
Municipal Bond Portfolios (Short Duration)

--------------------------------------------------------------------------------
Short Duration Diversified Municipal
--------------------------------------------------------------------------------

  [The following table was represented as a pie chart in the printed material.]

       State Breakdown(1)                         Quality Rating Breakdown(1)

15.0% Texas                                             58.7% AAA
 9.9% Florida                                           24.7% AA
 7.2% California                                         5.4% A
 7.0% Michigan                                           3.1% BBB
 6.9% Pennsylvania                                       5.2% BB
 6.0% New York                                           2.9% Unrated
 5.7% New Jersey
 5.2% Massachusetts
 5.1% Maryland
 3.3% Kansas
 3.3% Oklahoma
 3.0% Colorado
 2.6% Illinois
 2.3% Arizona
 2.2% Indiana
 2.1% Minnesota
13.2% Other

--------------------------------------------------------------------------------
Short Duration California Municipal
--------------------------------------------------------------------------------

  [The following table was represented as a pie chart in the printed material.]

       State Breakdown(1)                         Quality Rating Breakdown(1)

85.7% California                                        67.7% AAA
 6.5% Puerto Rico                                       15.4% AA
 3.1% Florida                                            7.6% A
 2.0% Kansas                                             4.0% BBB
 0.7% Virginia                                           4.1% BB
 0.6% Delaware                                           1.2% Unrated
 0.5% Guam
 0.5% Wisconsin
 0.4% Nevada

--------------------------------------------------------------------------------
Short Duration New York Municipal
--------------------------------------------------------------------------------

 [The following table was represented as a pie chart in the printed material.]

       State Breakdown(1)                          Quality Rating Breakdown(1)

84.4% New York                                          71.3% AAA
 6.4% Puerto Rico                                       10.5% AA
 3.8% Florida                                            9.6% A
 2.4% Kansas                                             2.3% BBB
 0.6% Delaware                                           5.9% BB
 0.5% Guam                                               0.4% B
 0.5% New Mexico
 0.5% Virginia
 0.4% Nevada
 0.3% Arizona
 0.2% Illinois

1. All data are as of March 31, 2006. The Portfolios' quality rating and state breakdowns are expressed as a percentage of each Portfolio's total investments and may vary over time. The quality ratings are determined by using the Standard & Poor's Ratings Services and Moody's Investors Services, Inc.


--------------------------------------------------------------------------------
16  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Portfolio Summary--March 31, 2006 (Unaudited) (continued from previous page)

Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
--------------------------------------------------------------------------------
Municipal Bond Portfolios (Intermediate Duration)

--------------------------------------------------------------------------------
Diversified Municipal
--------------------------------------------------------------------------------

       State Breakdown(1)                         Quality Rating Breakdown(1)

 9.7% New York                                          69.7% AAA
 9.4% Texas                                             14.4% AA
 7.2% Florida                                            7.6% A
 6.9% California                                         2.8% BBB
 6.8% New Jersey                                         5.5% BB
 6.8% Massachusetts
 4.8% Washington
 4.5% Pennsylvania
 4.4% Illinois
 3.3% Hawaii
 3.2% Maryland
 2.9% Ohio
 2.7% Oklahoma
 2.3% Virginia
 2.3% North Carolina
 2.2% Nevada
 2.2% Colorado
 2.1% Michigan
16.3% Other

--------------------------------------------------------------------------------
California Municipal
--------------------------------------------------------------------------------

       State Breakdown(1)                         Quality Rating Breakdown(1)

84.2% California                                        66.9% AAA
 7.0% Puerto Rico                                       10.6% AA
 2.8% Florida                                           12.6% A
 2.3% New York                                           4.4% BBB
 0.6% Nevada                                             5.5% BB
 0.5% Virginia
 0.5% Guam
 0.5% Illinois
 0.3% North Carolina
 0.3% Pennsylvania
 0.3% Trust Territories
 0.2% Ohio
 0.2% West Virginia
 0.1% U.S. Virgin Islands
 0.1% Arizona
 0.1% Coloroda

--------------------------------------------------------------------------------
New York Municipal
--------------------------------------------------------------------------------

       State Breakdown(1)                         Quality Rating Breakdown(1)

87.1% New York                                          71.3% AAA
 4.6% Puerto Rico                                       10.5% AA
 3.6% Florida                                            9.6% A
 1.4% California                                         2.3% BBB
 0.6% Nevada                                             5.9% BB
 0.6% Virginia                                           0.4% B
 0.4% Ohio
 0.4% Guam
 0.3% North Carolina
 0.3% Colorado
 0.2% Illinois
 0.2% Pennsylvania
 0.1% West Virginia
 0.1% Arizona
 0.1% Texas

1. All data are as of March 31, 2006. The Portfolios' quality rating and state breakdowns are expressed as a percentage of each Portfolio's total investments and may vary over time. The quality ratings are determined by using the Standard & Poor's Ratings Services and Moody's Investors Services, Inc.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  17

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Assets and Liabilities--March 31, 2006 (Unaudited)

                                                                 TAX-MANAGED                              EMERGING
                                                                INTERNATIONAL       INTERNATIONAL          MARKETS
                                                                  PORTFOLIO           PORTFOLIO           PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities at value (including
      investments of cash collateral for securities
      loaned of: International, $818,944,000)                  $ 7,258,970,058     $ 4,142,918,908 (a) $ 2,113,316,736
   Foreign currency at value (b)                                    37,422,956 (c)      13,732,759 (c)      38,915,719
   Cash in bank                                                            277                 335             303,898 (c)
   Receivables:
      Interest                                                          51,694              16,993               4,857
      Dividends                                                     25,865,850          11,751,495           9,176,964
      Investment securities sold                                    23,220,463          10,785,852          20,542,916
      Capital shares sold                                           20,197,660           7,394,251           5,622,873
      Foreign withholding tax reclaims                               1,167,459             291,170                   0
      Margin due from broker on futures contracts                            0                   0              11,995
                                                               ---------------     ---------------     ---------------
   Total assets                                                  7,366,896,417       4,186,891,763       2,187,895,958
                                                               ---------------     ---------------     ---------------
LIABILITIES
   Payable for collateral on securities lending at value                     0         818,944,000                   0
   Payables:
      Investment securities purchased                               49,535,136          42,998,289          13,995,839
      Capital shares redeemed                                        4,079,482           1,497,454             645,951
      Management fee                                                 5,339,543           2,559,180           2,116,871
      Shareholder servicing and administration fee                   1,605,296             722,763             477,107
      Transfer Agent fee                                                54,213              28,338              47,006
      Distribution fee payable                                           2,581              21,886                   0
      Accrued expenses                                                 287,212             193,995             327,228
      Foreign capital gains taxes                                            0                   0           8,834,081
      Margin owed to broker on futures contracts                       530,819             118,730                   0
                                                               ---------------     ---------------     ---------------
   Total liabilities                                                61,434,282         867,084,635          26,444,083
                                                               ---------------     ---------------     ---------------
   NET ASSETS (d)                                              $ 7,305,462,135     $ 3,319,807,128     $ 2,161,451,875
                                                               ===============     ===============     ===============
   Cost of investments (including cash collateral
      on securities loaned)                                    $ 5,170,668,986     $ 3,302,781,265     $ 1,303,078,289
                                                               ===============     ===============     ===============
   SHARES OF CAPITAL STOCK OUTSTANDING                                                                      54,391,657
                                                                                                       ===============
   NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                                                          $         39.74
                                                                                                       ===============
NET ASSETS CONSIST OF:
   Capital stock, at par *                                     $       273,806     $       124,870     $        54,392
   Additional paid-in capital                                    4,776,043,765       2,301,597,091       1,200,301,235
   Undistributed net investment income/(excess distributions)       (1,392,601)         (4,174,588)          2,626,487
   Accumulated net realized gain on investment
      and foreign currency transactions                            441,577,292         182,046,723         156,522,142
   Unrealized appreciation/(depreciation) of:
      Investments and futures                                    2,088,929,321         840,262,873         801,719,317**
      Foreign currency denominated assets and liabilities               30,552             (49,841)            228,302
                                                               ---------------     ---------------     ---------------
                                                               $ 7,305,462,135     $ 3,319,807,128     $ 2,161,451,875
                                                               ===============     ===============     ===============

(a)   Includes securities on loan with a value of $772,761,501.

(b)   Cost: $37,387,062, $13,748,185 and $38,977,104, respectively. (Note 1)

(c) The amounts of U.S. $5,335,631, $1,094,710 and $87,500, respectively, have been segregated to collateralize margin requirements for the open futures contracts at March 31, 2006.

(d) See page 19 for share class information on net assets value, offering price and redemption price per share of the Tax-Managed International and International Portfolios.

* The Sanford C. Bernstein Fund, Inc., has authorized 7.8 billion shares of common stock with par value $.001 per share.

**    Net of accrued foreign capital gains taxes of $8,531,125.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this report.


--------------------------------------------------------------------------------
18  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                                TAX-MANAGED
                                                               INTERNATIONAL     INTERNATIONAL
                                                                 PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------
CALCULATION OF MAXIMUM OFFERING PRICE
Tax-Managed International Class Shares
   Net Assets                                                 $ 7,299,523,053
   Shares of capital stock outstanding                            273,581,856
                                                              ---------------
   Net asset value, offering and redemption price per share   $         26.68
                                                              ===============
International Class Shares
   Net Assets                                                                   $ 3,274,379,631
   Shares of capital stock outstanding                                              123,150,449
                                                                                ---------------
   Net asset value, offering and redemption price per share                     $         26.59
                                                                                ===============
Class A Shares
   Net Assets                                                 $     4,141,347   $    29,465,416
   Shares of capital stock outstanding                                156,020         1,113,043
                                                              ---------------   ---------------
   Net asset value and redemption price per share             $         26.54   $         26.47
   Sales charge--4.25% of public offering price                          1.18              1.17
                                                              ---------------   ---------------
   Maximum offering price                                     $         27.72   $         27.64
                                                              ===============   ===============
Class B Shares
   Net Assets                                                 $       414,911   $     3,753,114
   Shares of capital stock outstanding                                 15,752           142,633
                                                              ---------------   ---------------
   Net asset value and offering price per share               $         26.34   $         26.31
                                                              ===============   ===============
Class C Shares
   Net Assets                                                 $     1,382,824   $    12,208,967
   Shares of capital stock outstanding                                 52,526           463,871
                                                              ---------------   ---------------
   Net asset value and offering price per share               $         26.33   $         26.32
                                                              ===============   ===============


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  19

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Assets and Liabilities--March 31, 2006 (Unaudited) (continued)

                                                                                                    INTERMEDIATE
                                                                INTERMEDIATE     U.S. GOVERNMENT      DURATION
                                                                  DURATION       SHORT DURATION     INSTITUTIONAL
                                                                  PORTFOLIO         PORTFOLIO         PORTFOLIO
------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities at value                          $ 4,636,043,933   $    86,920,386   $   886,186,025
   Cash in bank                                                              0           387,003                 0
   Receivables:
         Interest                                                   27,928,076           683,552         5,288,287
         Investment securities sold                                161,212,253                 0        48,759,273
         Capital shares sold                                        13,926,482            66,150         1,752,150
         Margin due from broker on futures contracts                     7,344                 0               844
   Appreciation of interest rate swap agreement                        537,956                 0           116,985
   Appreciation of foreign currency contracts                        3,758,169                 0           757,034
                                                               ---------------   ---------------   ---------------
   Total assets                                                  4,843,414,213        88,057,091       942,860,598
                                                               ---------------   ---------------   ---------------
LIABILITIES
   Due to custodian                                                    437,568                 0         1,207,349
   Payables:
         Dividends to shareholders                                   6,179,339           105,264         1,196,139
         Investment securities purchased                         1,145,532,751         5,576,912       229,773,376
         Credit default swap contracts, at value
            (amortized discount $402,673, $0,
   $76,288, $0, $0 and $0 respectively)                                254,396                 0            53,557

      Capital shares redeemed                                        1,101,201            25,967                 0
         Deferred income on dollar rolls                               188,217             1,703            38,934
         Management fee                                              1,507,690            37,998           247,865
         Shareholder servicing and administration fee                  331,716             7,602                 0
         Transfer Agent fee                                             28,770             6,637             7,403
         Accrued expenses                                              101,125            25,529            40,769
   Depreciation of interest rate swap agreement                        981,901                 0           146,826
   Depreciation of foreign currency contracts                          696,653                 0           145,698
                                                               ---------------   ---------------   ---------------
   Total liabilities                                             1,157,341,327         5,787,612       232,857,916
                                                               ===============   ===============   ===============
   NET ASSETS                                                  $ 3,686,072,886   $    82,269,479   $   710,002,682
                                                               ===============   ===============   ===============
   Cost of investments                                         $ 4,682,383,175   $    87,711,979   $   895,142,178
                                                               ===============   ===============   ===============
   SHARES OF CAPITAL STOCK OUTSTANDING                             284,141,489         6,661,888        47,625,584
                                                               ===============   ===============   ===============
   NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                  $         12.97   $         12.35   $         14.91
                                                               ===============   ===============   ===============

NET ASSETS CONSIST OF:
   Capital stock, at par*                                      $       284,141   $         6,662   $        47,626
   Additional paid-in capital                                    3,771,828,437        85,326,674       727,530,538
   Undistributed net investment income/(excess distributions)       (2,407,734)          (12,649)         (915,585)
   Accumulated net realized loss on investment,
      futures and foreign currency transactions                    (39,743,522)       (2,259,615)       (8,247,269)
   Unrealized appreciation/(depreciation) of:
      Investments, futures and swaps                               (46,635,592)         (791,593)       (8,963,342)
      Foreign currency denominated assets and liabilities            2,747,156                 0           550,714
                                                               ---------------   ---------------   ---------------
                                                               $ 3,686,072,886   $    82,269,479   $   710,002,682
                                                               ===============   ===============   ===============

* The Sanford C. Bernstein Fund, Inc., and the Sanford C. Bernstein Fund II, Inc. have authorized 7.8 billion shares and 300 million shares, respectively, of common stock with par value $.001 per share. See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.


--------------------------------------------------------------------------------
20  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                                SHORT DURATION   SHORT DURATION   SHORT DURATION
                                                                  DIVERSIFIED      CALIFORNIA        NEW YORK
                                                                   MUNICIPAL       MUNICIPAL        MUNICIPAL
                                                                   PORTFOLIO       PORTFOLIO        PORTFOLIO
----------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities at value                           $  232,235,473   $   70,776,600   $  118,973,148
   Cash in bank                                                        299,215           93,307           66,231
   Receivables:
      Interest                                                       3,598,658          973,292        1,744,616
      Investment securities sold                                             0                0           65,000
      Capital shares sold                                              261,152                0           31,223
      Margin due from broker on futures contracts                            0                0                0
   Appreciation of interest rate swap agreement                          1,106              251              500
   Appreciation of foreign currency contracts                                0                0                0
                                                                --------------   --------------   --------------
   Total assets                                                    236,395,604       71,843,450      120,880,718
                                                                --------------   --------------   --------------
LIABILITIES
   Due to custodian                                                          0                0                0
   Payables:
      Dividends to shareholders                                        217,913           53,639          107,841
      Investment securities purchased                                        0                0        3,878,519
      Credit default swap contracts, at value
         (amortized discount $402,673, $0,
   $76,288, $0, $0 and $0 respectively)                                      0                0                0

    Capital shares redeemed                                          1,255,422        2,272,535        1,261,154
      Deferred income on dollar rolls                                        0                0                0
      Management fee                                                   107,605           30,598           54,587
      Shareholder servicing and administration fee                      21,602            6,091           10,913
      Transfer Agent fee                                                 6,865            6,042            6,931
      Accrued expenses                                                  29,027           14,572           21,661
   Depreciation of interest rate swap agreement                         34,180            9,358           17,932
   Depreciation of foreign currency contracts                                0                0                0
                                                                --------------   --------------   --------------
   Total liabilities                                                 1,672,614        2,392,835        5,359,538
                                                                ==============   ==============   ==============
   NET ASSETS                                                   $  234,722,990   $   69,450,615   $  115,521,180
                                                                ==============   ==============   ==============
   Cost of investments                                          $  233,834,090   $   71,154,793   $  119,304,120
                                                                ==============   ==============   ==============
   SHARES OF CAPITAL STOCK OUTSTANDING                              18,867,873        5,594,806        9,369,285
                                                                ==============   ==============   ==============
   NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                   $        12.44   $        12.41   $        12.33
                                                                ==============   ==============   ==============

NET ASSETS CONSIST OF:
   Capital stock, at par*                                       $       18,868   $        5,595   $        9,369
   Additional paid-in capital                                      237,859,334       70,307,276      117,035,445
   Undistributed net investment income/(excess distributions)          (34,515)         (25,095)          (8,282)
   Accumulated net realized loss on investment,
      futures and foreign currency transactions                     (1,489,006)        (449,861)      (1,166,948)
   Unrealized appreciation/(depreciation) of:
      Investments, futures and swaps                                (1,631,691)        (387,300)        (348,404)
      Foreign currency denominated assets and liabilities                    0                0                0
                                                                --------------   --------------   --------------
                                                                $  234,722,990   $   69,450,615   $  115,521,180
                                                                ==============   ==============   ==============


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  21

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Assets and Liabilities--March 31, 2006 (Unaudited) (continued)

                                                                  DIVERSIFIED       CALIFORNIA         NEW YORK
                                                                   MUNICIPAL         MUNICIPAL         MUNICIPAL
                                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities at value                           $ 3,440,636,583   $ 1,141,750,980   $ 1,502,960,520
   Cash in bank                                                          81,542            81,238            90,840
   Receivables:
      Interest                                                       46,349,385        15,108,230        22,144,182
      Investment securities sold                                     55,978,881         6,837,982           330,000
      Capital shares sold                                            12,857,883         2,403,805         1,776,048
   Appreciation of interest rate swap agreement                          13,248             4,592             5,833
                                                                ---------------   ---------------   ---------------
   Total assets                                                   3,555,917,522     1,166,186,827     1,527,307,423
                                                                ---------------   ---------------   ---------------
LIABILITIES

Payables:
      Dividends to shareholders                                       3,905,636         1,275,678         1,728,279
      Investment securities purchased                                45,873,848         6,200,559        42,191,064
      Capital shares redeemed                                         4,651,148           781,808         1,544,503
      Management fee                                                  1,438,747           512,822           646,618
      Shareholder servicing and administration fee                      298,354            97,005           123,482
      Transfer Agent fee                                                 43,908            13,977            37,420
      Distribution fee payable                                          116,445            50,401            75,536
      Accrued expenses                                                  131,754            98,352            94,258
   Depreciation of interest rate swap agreement                         436,958           147,060           197,785
                                                                ---------------   ---------------   ---------------
   Total liabilities                                                 56,896,798         9,177,662        46,638,945
                                                                ---------------   ---------------   ---------------
   NET ASSETS (a)                                               $ 3,499,020,724   $ 1,157,009,165   $ 1,480,668,478
                                                                ===============   ===============   ===============
   Cost of investments                                          $ 3,434,649,989   $ 1,138,179,948   $ 1,498,187,719
                                                                ===============   ===============   ===============

 NET ASSETS CONSIST OF:
   Capital stock, at par*                                       $       251,843   $        82,274   $       107,857
   Additional paid-in capital                                     3,501,966,188     1,156,392,918     1,476,777,730
   Undistributed net investment income/(excess distributions)          (219,786)         (235,700)          (91,176)
   Accumulated net realized loss on investment
      and futures transactions                                       (8,540,405)       (2,658,891)         (706,782)
   Unrealized appreciation of investments
      and swaps                                                       5,562,884         3,428,564         4,580,849
                                                                ---------------   ---------------   ---------------
                                                                $ 3,499,020,724   $ 1,157,009,165   $ 1,480,668,478
                                                                ===============   ===============   ===============

(a) See page 23 for share class information on net asset value, offering price and redemption price per share of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

* The Sanford C. Bernstein Fund, Inc., has authorized 7.8 billion shares of common stock with par value $.001 per share. See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.


--------------------------------------------------------------------------------
22  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                        DIVERSIFIED        CALIFORNIA         NEW YORK
                                                         MUNICIPAL         MUNICIPAL         MUNICIPAL
                                                         PORTFOLIO         PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------------------------
CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
   Municipal Class Shares
   Net Assets                                         $ 3,323,082,537   $ 1,079,633,668   $ 1,370,240,143
   Shares of capital stock outstanding                    239,184,664        76,771,848        99,808,919
                                                      ---------------   ---------------   ---------------
   Net asset value and offering price per share       $         13.89   $         14.06   $         13.73
                                                      ===============   ===============   ===============
Class A Shares
   Net Assets                                         $    70,937,833   $    32,350,395   $    41,161,523
   Shares of capital stock outstanding                      5,104,258         2,300,520         2,999,380
                                                      ---------------   ---------------   ---------------
   Net asset value and redemption price per share     $         13.90   $         14.06   $         13.72
   Sales charge--4.25% of public offering price                   .62               .62               .61
                                                      ---------------   ---------------   ---------------
   Maximum offering price                             $         14.52   $         14.68   $         14.33
                                                      ===============   ===============   ===============
Class B Shares
   Net Assets                                         $    50,805,669   $    21,302,644   $    40,497,682
   Shares of capital stock outstanding                      3,655,228         1,514,610         2,952,152
                                                      ---------------   ---------------   ---------------
   Net asset value and offering price per share       $         13.90   $         14.06   $         13.72
                                                      ===============   ===============   ===============
Class C Shares
   Net Assets                                         $    54,194,685   $    23,722,458   $    28,769,130
   Shares of capital stock outstanding                      3,899,338         1,686,976         2,096,259
                                                      ---------------   ---------------   ---------------
   Net asset value and offering price per share       $         13.90   $         14.06   $         13.72
                                                      ===============   ===============   ===============


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  23

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Assets and Liabilities--March 31, 2006 (Unaudited) (continued)

                                                                     SHORT
                                                                  DURATION PLUS
                                                                   PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
   Investments in securities at value                            $  482,350,475
   Cash in bank                                                       1,008,011
   Receivables:
         Interest                                                     3,962,756
         Capital shares sold                                            241,105
                                                                 --------------
   Total assets                                                     487,562,347
                                                                 --------------
LIABILITIES
   Payables:
         Dividends to shareholders                                      683,843
         Investment securities purchased                             32,597,980
         Capital shares redeemed                                        677,227
         Deferred income on dollar rolls                                  9,893
         Management fee                                                 197,522
         Shareholder servicing and administration fee                    34,093
         Transfer Agent fee                                              17,849
         Distribution fee payable                                        48,283
         Accrued expenses                                               113,313
   Depreciation of swap agreement                                        20,331
                                                                 --------------
   Total liabilities                                                 34,400,334
                                                                 --------------
   NET ASSETS                                                    $  453,162,013
                                                                 ==============
   Cost of investments                                           $  487,504,090
                                                                 ==============
NET ASSETS CONSIST OF:
   Capital stock, at par *                                       $       36,967
   Additional paid-in capital                                       472,806,973
   Undistributed net investment income/(excess distributions)        (1,345,847)
   Accumulated net realized loss on investment transactions         (13,162,134)
   Unrealized appreciation/(depreciation) of
      investments and swaps                                          (5,173,946)
                                                                 --------------
                                                                 $  453,162,013
                                                                 ==============

                                                                      SHORT
                                                                  DURATION PLUS
                                                                    PORTFOLIO
-------------------------------------------------------------------------------
CALCULATION OF MAXIMUM OFFERING PRICE

Short Duration Plus Class Shares
   Net Assets                                                    $  374,477,837
   Shares of capital stock outstanding                               30,547,508
                                                                 --------------
   Net asset value and offering price per share                  $        12.26
                                                                 ==============
Short Duration Class A Shares
   Net Assets                                                    $   38,164,081
   Shares of capital stock outstanding                                3,112,894
                                                                 --------------
   Net asset value and redemption price per share                $        12.26
   Sales charge--4.25% of public offering price                            0.54
                                                                 --------------
   Maximum offering price                                        $        12.80
                                                                 ==============
Short Duration Class B Shares
   Net Assets                                                    $   21,233,474
   Shares of capital stock outstanding                                1,732,206
                                                                 --------------
   Net asset value and offering price per share                  $        12.26
                                                                 ==============
Short Duration Class C Shares
   Net Assets                                                    $   19,286,621
   Shares of capital stock outstanding                                1,573,975
                                                                 --------------
   Net asset value and offering price per share                  $        12.25
                                                                 ==============

* The Sanford C. Bernstein Fund Inc., has authorized 7.8 billion shares of common stock with par value $0.001 per share. See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.


--------------------------------------------------------------------------------
24  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                       This page intentionally left blank.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  25

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Operations for the Six Months Ended March 31, 2006 (Unaudited)

                                                           TAX-MANAGED                       EMERGING      INTERMEDIATE
                                                          INTERNATIONAL   INTERNATIONAL       MARKETS        DURATION
                                                            PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Interest                                            $   1,457,210   $   1,076,138   $      298,595   $  88,848,231
      Dividends (net of foreign withholding taxes of
        $2,778,041, $1,304,348, $2,514,104 and $0,
        respectively)                                        50,635,232      22,095,881       20,063,457               0
                                                          -------------   -------------   --------------   -------------
   Total income                                              52,092,442      23,172,019       20,362,052      88,848,231
                                                          -------------   -------------   --------------   -------------
   Expenses
      Management fee                                         27,962,377      13,506,375       11,157,403       8,075,760
      Shareholder servicing and administration fee            8,174,830       3,729,555        2,454,756       1,766,885
      Custodian fee                                           1,309,842         770,224        1,684,904         237,947
      Transfer agent fee--Non-Retail Class                      146,899          96,259          143,337         112,660
      Transfer agent fee--Class A                                 7,334          17,118                0               0
      Transfer agent fee--Class B                                   556           1,853                0               0
      Transfer agent fee--Class C                                 2,154           6,288                0               0
      Distribution fees--Class A                                  4,810          43,670                0               0
      Distribution fees--Class B                                  1,247          15,902                0               0
      Distribution fees--Class C                                  4,749          53,846                0               0
      Auditing and tax fees                                     103,855          53,972           31,572          52,485
      Directors' fees and expenses                               96,283          44,052           24,395          29,702
      Legal fees                                                 65,198          27,895           19,657          49,743
      Registration fees                                         106,809          58,241           43,716          64,820
      Printing fees                                              72,778          43,052           46,284          42,820
      Miscellaneous                                              93,415          46,101           55,392          48,513
                                                          -------------   -------------   --------------   -------------
   Total expenses                                            38,153,136      18,514,403       15,661,416      10,481,335
      Less: expenses waived and reimbursed by the
        Adviser or Transfer Agent                                (8,365)           (291)               0               0
      Less: expense offset arrangement                              (35)           (539)               0               0
                                                          -------------   -------------   --------------   -------------
      Net expenses                                           38,144,736      18,513,573       15,661,416      10,481,335
                                                          -------------   -------------   --------------   -------------
   Net investment income                                     13,947,706       4,658,446        4,700,636      78,366,896
                                                          -------------   -------------   --------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
      Investment transactions                               446,902,709     235,662,855      196,477,996 *   (31,023,220)
      Futures transactions                                    3,324,769       1,597,879                0        (762,934)
      Foreign currency transactions                          (5,066,243)       (582,915)      (1,376,324)     (2,222,662)
      Swap transactions                                               0               0                0      (1,165,557)
                                                          -------------   -------------   --------------   -------------
   Net realized gain (loss) on investment and foreign
     currency transactions                                  445,161,235     236,677,819      195,101,672     (35,174,373)
                                                          -------------   -------------   --------------   -------------
   Net increase (decrease) in unrealized
     appreciation/(depreciation) of:
         Investments, futures and swaps                     526,624,891     207,189,201      135,036,556 +   (42,760,844)
         Foreign currency denominated assets and
           liabilities                                         (405,324)         34,826          177,394         742,941
                                                          -------------   -------------   --------------   -------------
   Net increase (decrease) in unrealized
     appreciation/(depreciation) of investments and
     foreign currency denominated assets and
     liabilities                                            526,219,567     207,224,027      135,213,950     (42,017,903)
                                                          -------------   -------------   --------------   -------------
   Net realized and unrealized gain (loss) on
     investment and foreign currency transactions           971,380,802     443,901,846      330,315,622     (77,192,276)
                                                          -------------   -------------   --------------   -------------
   Net increase in net assets resulting from operations   $ 985,328,508   $ 448,560,292   $  335,016,258   $   1,174,620
                                                          =============   =============   ==============   =============

*     Net of foreign capital gains taxes of $1,098,881.

+ Net of change in foreign capital gains taxes of $2,254,942. See Notes to Financial Statements.


--------------------------------------------------------------------------------
26  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                                    INTERMEDIATE    SHORT DURATION  SHORT DURATION   SHORT DURATION
                                                  U.S. GOVERNMENT     DURATION        DIVERSIFIED     CALIFORNIA        NEW YORK
                                                  SHORT DURATION    INSTITUTIONAL      MUNICIPAL       MUNICIPAL       MUNICIPAL
                                                     PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Interest                                    $     1,634,590   $  17,723,687   $    4,120,303   $     996,494   $    1,941,588
      Dividends (net of foreign withholding
        taxes of $2,778,041, $1,304,348,
        $2,514,104 and $0, respectively)                        0               0                0               0                0
                                                  ---------------   -------------   --------------   -------------   --------------
   Total income                                         1,634,590      17,723,687        4,120,303         996,494        1,941,588
                                                  ---------------   -------------   --------------   -------------   --------------
   Expenses
      Management fee                                      212,221       1,773,953          625,547         164,204          305,327
      Shareholder servicing and
        administration fee                                 42,444               0          125,109          32,841           61,066
      Custodian fee                                        44,885         115,351           68,914          46,997           54,492
      Transfer agent fee--Non-Retail Class                 12,550          11,991           13,681          12,267           12,380
      Transfer agent fee--Class A                               0               0                0               0                0
      Transfer agent fee--Class B                               0               0                0               0                0
      Transfer agent fee--Class C                               0               0                0               0                0
      Distribution fees--Class A                                0               0                0               0                0
      Distribution fees--Class B                                0               0                0               0                0
      Distribution fees--Class C                                0               0                0               0                0
      Auditing and tax fees                                 3,610          30,191            4,191             314            2,511
      Directors' fees and expenses                            551          12,099            2,526             592            1,012
      Legal fees                                            1,046          35,229            3,114             855            1,465
      Registration fees                                    11,537          21,915           32,680           5,608            4,280
      Printing fees                                           929          16,858            4,862           1,826            3,796
      Miscellaneous                                         6,253          20,402            6,814           3,927            4,680
                                                  ---------------   -------------   --------------   -------------   --------------
   Total expenses                                         336,026       2,037,989          887,438         269,431          451,009
      Less: expenses waived and reimbursed by
        the Adviser or Transfer Agent                           0        (431,431)               0               0                0
      Less: expense offset arrangement                          0               0                0               0                0
                                                  ---------------   -------------   --------------   -------------   --------------
      Net expenses                                        336,026       1,606,558          887,438         269,431          451,009
                                                  ---------------   -------------   --------------   -------------   --------------
   Net investment income                                1,298,564      16,117,129        3,232,865         727,063        1,490,579
                                                  ---------------   -------------   --------------   -------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
      Investment transactions                            (689,521)     (6,736,462)        (431,721)       (259,752)           4,090
      Futures transactions                                      0        (271,543)          33,632          24,023           19,218
      Foreign currency transactions                             0        (405,212)               0               0                0
      Swap transactions                                         0        (259,626)          70,200           7,117          (23,476)
                                                  ---------------   -------------   --------------   -------------   --------------
   Net realized gain (loss) on investment and
     foreign currency transactions                       (689,521)     (7,672,843)        (327,889)       (228,612)            (168)
                                                  ---------------   -------------   --------------   -------------   --------------
   Net increase (decrease) in unrealized
     appreciation/(depreciation) of:
         Investments, futures and swaps                    59,855      (7,991,051)        (966,695)        (72,316)        (558,299)
         Foreign currency denominated assets and
           liabilities                                          0         179,919                0               0                0
                                                  ---------------   -------------   --------------   -------------   --------------
   Net increase (decrease) in unrealized
     appreciation/(depreciation) of investments
     and foreign currency denominated assets
     and liabilities                                       59,855      (7,811,132)        (966,695)        (72,316)        (558,299)
                                                  ---------------   -------------   --------------   -------------   --------------
   Net realized and unrealized gain (loss) on
     investment and foreign currency
     transactions                                        (629,666)    (15,483,975)      (1,294,584)       (300,928)        (558,467)
                                                  ---------------   -------------   --------------   -------------   --------------
   Net increase in net assets resulting from
     operations                                   $       668,898   $     633,154   $    1,938,281   $     426,135   $      932,112
                                                  ===============   =============   ==============   =============   ==============


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  27

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Operations for the Six Months Ended March 31, 2006 (Unaudited) (continued)

                                                           DIVERSIFIED    CALIFORNIA       NEW YORK
                                                            MUNICIPAL      MUNICIPAL      MUNICIPAL
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Interest                                            $ 64,638,327   $ 21,297,336   $  29,139,439
                                                          ------------   ------------   -------------
   Total income                                             64,638,327     21,297,336      29,139,439
                                                          ------------   ------------   -------------
   Expenses:
      Management fee                                         7,707,181      2,742,833       3,494,822
      Shareholder servicing fee                              1,576,059        511,454         660,317
      Custodian fee                                            237,296        131,551         147,353
      Transfer agent fee--Municipal Class                       55,266         16,915          20,238
      Transfer agent fee--Class A                               16,868          7,051          13,173
      Transfer agent fee--Class B                               12,999          4,900          13,946
      Transfer agent fee--Class C                               13,527          5,423          10,006
      Distribution fees--Class A                               115,326         51,131          64,137
      Distribution fees--Class B                               294,944        118,538         226,876
      Distribution fees--Class C                               307,449        131,546         162,313
      Auditing and tax fees                                     57,929         23,353          28,795
      Printing fees                                             57,243         20,769          29,873
      Registration fees                                        123,022         20,260          38,605
      Legal fees                                                40,420         17,281          19,965
      Directors' fees and expenses                              35,187         10,755          11,336
      Miscellaneous                                             52,444         18,631          31,048
                                                          ------------   ------------   -------------
   Total expenses                                           10,703,160      3,832,391       4,972,803
      Less: expense offset arrangement                            (909)          (410)           (521)
                                                          ------------   ------------   -------------
      Net expenses                                          10,702,251      3,831,981       4,972,282
                                                          ------------   ------------   -------------
   Net investment income                                    53,936,076     17,465,355      24,167,157
                                                          ------------   ------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
   Net realized gain (loss) on:
      Investment transactions                               (3,981,659)      (634,824)       (119,900)
      Futures transactions                                     105,699        201,789         321,901
      Swap transactions                                      1,548,606          8,337         287,249
                                                          ------------   ------------   -------------
   Net realized gain (loss) on investment transactions      (2,327,354)      (424,698)        489,250
                                                          ------------   ------------   -------------
   Net decrease in unrealized appreciation/
     (depreciation) of investments, futures and swaps      (38,554,016)   (13,104,063)    (18,972,070)
                                                          ------------   ------------   -------------
   Net realized and unrealized loss on investment
     transactions                                          (40,881,370)   (13,528,761)    (18,482,820)
                                                          ------------   ------------   -------------
   Net increase in net assets resulting from operations   $ 13,054,706   $  3,936,594   $   5,684,337
                                                          ============   ============   =============

   See Notes to Financial Statements.


--------------------------------------------------------------------------------
28  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                                       SHORT
                                                                   DURATION PLUS
                                                                     PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Interest                                                     $ 10,363,007
                                                                   ------------
   Total income                                                      10,363,007
                                                                   ------------

   Expenses
      Management fee                                                  1,137,531
      Shareholder servicing fee                                         195,861
      Custodian fees                                                    104,095
      Transfer Agent fee--Plus Class                                     25,734
      Transfer Agent fee--Class A                                        21,284
      Transfer Agent fee--Class B                                        13,646
      Transfer Agent fee--Class C                                        11,895
      Distribution fees--Short Duration Class A                          58,830
      Distribution fees--Short Duration Class B                         124,475
      Distribution fees--Short Duration Class C                         108,637
      Auditing and tax fees                                              14,220
      Directors' fees and expenses                                        3,840
      Legal fees                                                          9,686
      Registration fees                                                  48,347
      Printing fees                                                      35,666
      Miscellaneous                                                      14,597
                                                                   ------------
   Total expenses                                                     1,928,344
      Less: expense offset arrangement                                   (1,014)
                                                                   ------------
      Net expenses                                                    1,927,330
                                                                   ------------
   Net investment income                                              8,435,677
                                                                   ------------
REALIZED AND UNREALIZED LOSS ON
INVESTMENT TRANSACTIONS
   Net realized loss on investment transactions                      (3,690,713)
                                                                   ------------
   Net decrease in unrealized appreciation/(depreciation)
     of investments and swaps                                          (424,785)
                                                                   ------------
   Net realized and unrealized loss on investment transactions       (4,115,498)
                                                                   ------------
   Net increase in net assets resulting from operations            $  4,320,179
                                                                   ============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  29

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Changes in Net Assets

                                                                  TAX-MANAGED
                                                                 INTERNATIONAL                       INTERNATIONAL
                                                                   PORTFOLIO                           PORTFOLIO

                                                          SIX MONTHS          YEAR            SIX MONTHS          YEAR
                                                        ENDED 3/31/06         ENDED         ENDED 3/31/06         ENDED
                                                         (UNAUDITED)         9/30/05         (UNAUDITED)         9/30/05
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
      Net investment income                            $    13,947,706   $    62,239,311   $     4,658,446   $    29,005,975
      Net realized gain (loss) on investment and
        foreign currency transactions                      445,161,235       350,763,410       236,677,819       211,320,415
      Increase (decrease) in unrealized
        appreciation/ (depreciation) of
        investments and foreign currency denominated
        assets and liabilities                             526,219,567       714,291,614       207,224,027       294,200,680
                                                       ---------------   ---------------   ---------------   ---------------
   Net increase in net assets resulting from
     operations                                            985,328,508     1,127,294,335       448,560,292       534,527,070
                                                       ---------------   ---------------   ---------------   ---------------
   Dividends and distributions to shareholders:
      Dividends from net investment income (a)             (76,837,936)      (38,554,498)      (37,507,007)      (19,679,950)
      Distributions from net realized gain on
        investment transactions (a)                       (352,939,338)      (64,402,318)                0                 0
                                                       ---------------   ---------------   ---------------   ---------------
   Total dividends and distributions to shareholders      (429,777,274)     (102,956,816)      (37,507,007)      (19,679,950)
                                                       ---------------   ---------------   ---------------   ---------------
   Capital-share transactions
      Net proceeds from sales of shares                    674,615,593     1,054,997,614       347,040,701       443,734,535
      Net proceeds from sales of shares issued to
        shareholders on reinvestment of dividends
        and distributions                                  368,733,747        97,862,728        36,476,471        19,096,435
                                                       ---------------   ---------------   ---------------   ---------------
   Total proceeds from shares sold                       1,043,349,340     1,152,860,342       383,517,172       462,830,970
   Cost of shares redeemed                                (375,485,678)     (707,054,456)     (302,368,400)     (349,463,822)
                                                       ---------------   ---------------   ---------------   ---------------
   Increase (decrease) in net assets from
     capital-share transactions                            667,863,662       445,805,886        81,148,772       113,367,148
                                                       ---------------   ---------------   ---------------   ---------------
   Net increase in net assets                            1,223,414,896     1,470,143,405       492,202,057       628,214,268

NET ASSETS:
   Beginning of period                                   6,082,047,239     4,611,903,834     2,827,605,071     2,199,390,803
                                                       ---------------   ---------------   ---------------   ---------------
   End of period (b)                                   $ 7,305,462,135   $ 6,082,047,239   $ 3,319,807,128   $ 2,827,605,071
                                                       ===============   ===============   ===============   ===============
(b) Includes undistributed net investment
  income/(excess distributions) of:                    $    (1,392,601)  $    61,497,629   $    (4,174,588)  $    28,673,973
                                                       ===============   ===============   ===============   ===============

(a) See page 36 for share class information on dividend distributions of the Tax-Managed International and International Portfolios. *Includes effect of portfolio transaction fee in the amounts of $4,523,703 and $13,012,499 for the six months ended March 31, 2006 and the year ended September 30, 2005, respectively.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
30  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                                   EMERGING                          INTERMEDIATE
                                                                    MARKETS                            DURATION
                                                                   PORTFOLIO                           PORTFOLIO

                                                          SIX MONTHS          YEAR            SIX MONTHS          YEAR
                                                        ENDED 3/31/06         ENDED         ENDED 3/31/06         ENDED
                                                         (UNAUDITED)         9/30/05         (UNAUDITED)         9/30/05
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
      Net investment income                            $     4,700,636   $    29,612,420   $    78,366,896   $   123,254,319
      Net realized gain (loss) on investment and
        foreign currency transactions                      195,101,672       379,858,809       (35,174,373)        2,643,441
      Increase (decrease) in unrealized
        appreciation/ (depreciation) of
        investments and foreign currency
        denominated assets and liabilities                 135,213,950       263,522,430       (42,017,903)      (26,423,230)
                                                       ---------------   ---------------   ---------------   ---------------
   Net increase in net assets resulting from
     operations                                            335,016,258       672,993,659         1,174,620        99,474,530
                                                       ---------------   ---------------   ---------------   ---------------
   Dividends and distributions to shareholders:
      Dividends from net investment income (a)             (25,802,664)       (2,635,948)      (80,100,965)     (126,024,077)
      Distributions from net realized gain on
        investment transactions (a)                       (403,836,187)      (36,713,975)       (1,045,578)       (8,277,788)
                                                       ---------------   ---------------   ---------------   ---------------
   Total dividends and distributions to shareholders      (429,638,851)      (39,349,923)      (81,146,543)     (134,301,865)
                                                       ---------------   ---------------   ---------------   ---------------
   Capital-share transactions
      Net proceeds from sales of shares                    232,745,899       373,695,958       565,381,615       923,619,555
      Net proceeds from sales of shares issued to
        shareholders on reinvestment of dividends
        and distributions                                  371,843,207        38,639,865        14,315,849        30,945,279
                                                       ---------------   ---------------   ---------------   ---------------
   Total proceeds from shares sold                         604,589,106       412,335,823       579,697,464       954,564,834
   Cost of shares redeemed                                (229,040,957)     (526,820,800)     (200,397,612)     (385,795,947)
                                                       ---------------   ---------------   ---------------   ---------------
   Increase (decrease) in net assets from
     capital-share transactions                            375,548,149*     (114,484,977)*     379,299,852       568,768,887
                                                       ---------------   ---------------   ---------------   ---------------
   Net increase in net assets                              280,925,556       519,158,759       299,327,929       533,941,552

NET ASSETS:
   Beginning of period                                   1,880,526,319     1,361,367,560     3,386,744,957     2,852,803,405
                                                       ---------------   ---------------   ---------------   ---------------
   End of period (b)                                   $ 2,161,451,875   $ 1,880,526,319   $ 3,686,072,886   $ 3,386,744,957
                                                       ===============   ===============   ===============   ===============
(b) Includes undistributed net investment
  income/(excess distributions) of:                    $     2,626,487   $    23,728,515   $    (2,407,734)  $      (673,655)
                                                       ===============   ===============   ===============   ===============


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  31

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Changes in Net Assets (continued)

                                                                U.S. GOVERNMENT                  INTERMEDIATE DURATION
                                                                 SHORT DURATION                      INSTITUTIONAL
                                                                   PORTFOLIO                           PORTFOLIO

                                                          SIX MONTHS          YEAR            SIX MONTHS          YEAR
                                                        ENDED 3/31/06         ENDED         ENDED 3/31/06         ENDED
                                                         (UNAUDITED)         9/30/05         (UNAUDITED)         9/30/05
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
      Net investment income                            $     1,298,564   $     2,209,374   $    16,117,129   $    25,442,124
      Net realized gain (loss) on investment
        and foreign currency transactions                     (689,521)         (547,164)       (7,672,843)          537,774
      Increase (decrease) in unrealized
        appreciation/ (depreciation) of
        investments, futures and swaps                          59,855          (874,120)       (7,811,132)       (5,540,221)
                                                       ---------------   ---------------   ---------------   ---------------
   Net increase in net assets resulting from
     operations                                                668,898           788,090           633,154        20,439,677
                                                       ---------------   ---------------   ---------------   ---------------
   Dividends and distributions to shareholders:
      Dividends from net investment income (a)              (1,360,920)       (2,490,757)      (16,490,318)      (25,875,590)
      Distributions from net realized gain on
        investment transactions (a)                                  0            (7,475)                0        (3,830,748)
                                                       ---------------   ---------------   ---------------   ---------------
   Total dividends and distributions to shareholders        (1,360,920)       (2,498,232)      (16,490,318)      (29,706,338)
                                                       ---------------   ---------------   ---------------   ---------------
   Capital-share transactions:
      Net proceeds from sales of shares                      8,732,080        16,832,340       161,149,112       197,365,725
      Net proceeds from sales of shares
        issued to shareholders on reinvestment
       of dividends and distributions                          735,817         1,339,188         4,547,163        13,042,331
                                                       ---------------   ---------------   ---------------   ---------------
   Total proceeds from shares sold                           9,467,897        18,171,528       165,696,275       210,408,056
     Cost of shares redeemed                               (12,900,895)      (23,661,657)      (90,751,620)     (159,474,673)
                                                       ---------------   ---------------   ---------------   ---------------
   Increase (decrease) in net assets from
     capital-share transactions                             (3,432,998)       (5,490,129)       74,944,655        50,933,383
                                                       ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in net assets                    (4,125,020)       (7,200,271)       59,087,491        41,666,722

NET ASSETS:
   Beginning of period                                      86,394,499        93,594,770       650,915,191       609,248,469
                                                       ---------------   ---------------   ---------------   ---------------
   End of period (b)                                   $    82,269,479   $    86,394,499   $   710,002,682   $   650,915,191
                                                       ===============   ===============   ===============   ===============

(b) Includes undistributed net investment
  income/ (excess distributions) of:                   $       (12,649)  $        49,707   $      (915,585)  $      (542,396)
                                                       ===============   ===============   ===============   ===============

(a) See page 36 for share class information on dividend distributions of the Diversified Municipal Portfolio.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
32  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                                 SHORT DURATION                       SHORT DURATION
                                                             DIVERSIFIED MUNICIPAL                CALIFORNIA MUNICIPAL
                                                                   PORTFOLIO                           PORTFOLIO

                                                          SIX MONTHS          YEAR            SIX MONTHS          YEAR
                                                        ENDED  3/31/06        ENDED         ENDED 3/31/06         ENDED
                                                         (UNAUDITED)         9/30/05         (UNAUDITED)         9/30/05
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
      Net investment income                            $     3,232,865   $     5,217,926   $     727,063     $     1,286,431
      Net realized gain (loss) on investment
        and foreign currency transactions                     (327,889)         (957,651)       (228,612)           (168,122)
      Increase (decrease) in unrealized
        appreciation/ (depreciation) of
        investments, futures and swaps                        (966,695)       (1,112,181)        (72,316)           (392,395)
                                                       ---------------   ---------------   -------------     ---------------
   Net increase in net assets resulting from
     operations                                              1,938,281         3,148,094         426,135             725,914
                                                       ---------------   ---------------   -------------     ---------------
   Dividends and distributions to shareholders:
      Dividends from net investment income (a)              (3,251,067)       (5,214,254)       (732,083)         (1,288,933)
      Distributions from net realized gain on
        investment transactions (a)                                  0                 0               0                   0
                                                       ---------------   ---------------   -------------     ---------------
   Total dividends and distributions to shareholders        (3,251,067)       (5,214,254)       (732,083)         (1,288,933)
                                                       ---------------   ---------------   -------------     ---------------
   Capital-share transactions:
      Net proceeds from sales of shares                     79,018,564       171,799,003      30,196,178          45,457,089
      Net proceeds from sales of shares
       issued to shareholders on reinvestment
       of dividends and distributions                        1,389,926         2,175,270         447,706             806,718
                                                       ---------------   ---------------   -------------     ---------------
   Total proceeds from shares sold                          80,408,490       173,974,273      30,643,884          46,263,807
     Cost of shares redeemed                              (102,672,682)     (167,336,591)    (22,911,903)        (55,312,984)
                                                       ---------------   ---------------   -------------     ---------------
   Increase (decrease) in net assets from
     capital-share transactions                            (22,264,192)        6,637,682       7,731,981          (9,049,177)
                                                       ---------------   ---------------   -------------     ---------------
   Net increase (decrease) in net assets                   (23,576,978)        4,571,522       7,426,033          (9,612,196)

NET ASSETS:
   Beginning of period                                     258,299,968       253,728,446      62,024,582          71,636,778
                                                       ---------------   ---------------   -------------     ---------------
   End of period (b)                                   $   234,722,990   $   258,299,968   $  69,450,615     $    62,024,582
                                                       ===============   ===============   =============     ===============

(b) Includes undistributed net investment
  income/ (excess distributions) of:                   $       (34,515)  $       (16,313)  $     (25,095)    $       (20,075)
                                                       ===============   ===============   =============     ===============

                                                                 SHORT DURATION
                                                               NEW YORK MUNICIPAL                DIVERSIFIED MUNICIPAL
                                                                   PORTFOLIO                           PORTFOLIO

                                                          SIX MONTHS          YEAR            SIX MONTHS          YEAR
                                                        ENDED 3/31/06         ENDED         ENDED 3/31/06         ENDED
                                                         (UNAUDITED)         9/30/05         (UNAUDITED)         9/30/05
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
      Net investment income                            $     1,490,579   $     2,453,523   $    53,936,076   $    91,004,516
      Net realized gain (loss) on investment
        and foreign currency transactions                         (168)         (632,730)       (2,327,354)           93,901
      Increase (decrease) in unrealized
        appreciation/ (depreciation) of
        investments, futures and swaps                        (558,299)         (173,740)      (38,554,016)      (43,831,499)
                                                       ---------------   ---------------   ---------------   ---------------
   Net increase in net assets resulting from
     operations                                                932,112         1,647,053        13,054,706        47,266,918
                                                       ---------------   ---------------   ---------------   ---------------
   Dividends and distributions to shareholders:
      Dividends from net investment income (a)              (1,499,968)       (2,457,605)      (54,147,869)      (90,960,777)
      Distributions from net realized gain on
        investment transactions (a)                                  0                 0                 0                 0
                                                       ---------------   ---------------   ---------------   ---------------
   Total dividends and distributions to shareholders        (1,499,968)       (2,457,605)      (54,147,869)      (90,960,777)
                                                       ---------------   ---------------   ---------------   ---------------
   Capital-share transactions:
      Net proceeds from sales of shares                     25,888,349        72,030,243       631,852,110       985,636,697
      Net proceeds from sales of shares
        issued to shareholders on reinvestment
        of dividends and distributions                         678,296         1,121,675         9,223,603        18,173,262
                                                       ---------------   ---------------   ---------------   ---------------
   Total proceeds from shares sold
     Cost of shares redeemed                                26,566,645        73,151,918       641,075,713     1,003,809,959
                                                           (33,535,425)      (72,459,303)     (293,859,675)     (564,369,617)
                                                       ---------------   ---------------   ---------------   ---------------
   Increase (decrease) in net assets from
     capital-share transactions                             (6,968,780)          692,615       347,216,038       439,440,342
                                                       ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in net assets
                                                            (7,536,636)         (117,937)      306,122,875       395,746,483
NET ASSETS:
   Beginning of period                                     123,057,816       123,175,753     3,192,897,849     2,797,151,366
                                                       ---------------   ---------------   ---------------   ---------------
   End of period (b)                                   $   115,521,180   $   123,057,816   $ 3,499,020,724   $ 3,192,897,849
                                                       ===============   ===============   ===============   ===============
(b) Includes undistributed net investment
  income/ (excess distributions) of:                   $        (8,282)  $         1,107   $      (219,786)  $        (7,993)
                                                       ===============   ===============   ===============   ===============


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  33

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Changes in Net Assets (continued)

                                                              CALIFORNIA MUNICIPAL                 NEW YORK MUNICIPAL
                                                                   PORTFOLIO                           PORTFOLIO

                                                          SIX MONTHS          YEAR            SIX MONTHS          YEAR
                                                        ENDED 3/31/06         ENDED         ENDED 3/31/06         ENDED
                                                         (UNAUDITED)         9/30/05         (UNAUDITED)         9/30/05
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
      Net investment income                            $    17,465,355   $    29,762,722   $    24,167,157   $    43,100,305
      Net realized gain (loss) on investment
        transactions                                          (424,698)          354,068           489,250         1,717,857
      Increase (decrease) in unrealized
        appreciation/ (depreciation) of
        investments, futures and swaps                     (13,104,063)      (10,356,391)      (18,972,070)      (21,490,657)
                                                       ---------------   ---------------   ---------------   ---------------
   Net increase (decrease) in net assets resulting
     from operations                                         3,936,594        19,760,399         5,684,337        23,327,505
                                                       ---------------   ---------------   ---------------   ---------------
   Dividends and distributions to shareholders:
      Dividends from net investment income (a)             (17,531,171)      (29,792,395)      (24,264,396)      (43,178,963)
      Distributions from net realized gain on
        investment transactions (a)                                  0          (675,420)                0                 0
                                                       ---------------   ---------------   ---------------   ---------------
   Total dividends and distributions to shareholders       (17,531,171)      (30,467,815)      (24,264,396)      (43,178,963)
                                                       ---------------   ---------------   ---------------   ---------------
   Capital-share transactions:
      Net proceeds from sales of shares                    206,373,617       324,048,982       215,858,329       388,609,059
      Net proceeds from sales of shares
        issued to shareholders on reinvestment
        of dividends and distributions                       3,555,776         7,794,812         6,093,043        12,522,489
                                                       ---------------   ---------------   ---------------   ---------------
   Total proceeds from shares sold                         209,929,393       331,843,794       221,951,372       401,131,548
     Cost of shares redeemed                              (114,710,060)     (197,962,811)     (126,967,238)     (263,675,915)
                                                       ---------------   ---------------   ---------------   ---------------
   Increase in net assets from capital-share
     transactions                                           95,219,333       133,880,983        94,984,134       137,455,633
                                                       ---------------   ---------------   ---------------   ---------------
   Net increase in net assets                               81,624,756       123,173,567        76,404,075       117,604,175

NET ASSETS:
   Beginning of period                                   1,075,384,409       952,210,842     1,404,264,403     1,286,660,228
                                                       ---------------   ---------------   ---------------   ---------------
   End of period (b)                                   $ 1,157,009,165   $ 1,075,384,409   $ 1,480,668,478   $ 1,404,264,403
                                                       ===============   ===============   ===============   ===============
(b) Includes undistributed net investment
  income/ (excess distributions) of:                   $      (235,700)  $      (169,884)  $       (91,176)  $         6,063
                                                       ===============   ===============   ===============   ===============

(a) See pages 36 & 37 for share class information on dividend distributions of the California Municipal and New York Municipal Portfolios.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
34  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                                     SHORT
                                                                DURATION PLUS
                                                                  PORTFOLIO

                                                          SIX MONTHS          YEAR
                                                        ENDED  3/31/06        ENDED
                                                         (UNAUDITED)         9/30/05
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations:
      Net investment income                            $     8,435,677   $    14,775,130
      Net realized loss on investment transactions          (3,690,713)       (4,683,066)
      Decrease in unrealized appreciation/
        (depreciation) of investments and swaps               (424,785)       (5,122,328)
                                                       ---------------   ---------------
   Net increase in net assets resulting
     from operations                                         4,320,179         4,969,736
                                                       ---------------   ---------------
   Dividends and distributions to shareholders:
      Dividends from net investment income (a)              (9,352,304)      (16,141,481)
      Distributions from net realized gain on
        investment transactions (a)                                  0          (520,245)
                                                       ---------------   ---------------
   Total dividends and distributions to shareholders        (9,352,304)      (16,661,726)
                                                       ---------------   ---------------
   Capital-share transactions:
      Net proceeds from sales of shares                     65,907,491       178,626,953
      Net proceeds from sales of shares issued
        to shareholders on reinvestment of
        dividends and distributions                          3,964,696         7,646,420
                                                       ---------------   ---------------
   Total proceeds from shares sold                          69,872,187       186,273,373
      Cost of shares redeemed                             (105,126,970)     (245,678,393)
                                                       ---------------   ---------------
   Decrease in net assets from capital-share
     transactions                                          (35,254,783)      (59,405,020)
                                                       ---------------   ---------------
   Net decrease in net assets                              (40,286,908)      (71,097,010)

NET ASSETS:
   Beginning of period                                     493,448,921       564,545,931
                                                       ---------------   ---------------
   End of period (b)                                   $   453,162,013   $   493,448,921
                                                       ===============   ===============
   (b) Includes excess distributions of:               $    (1,345,847)  $      (429,220)
                                                       ===============   ===============

(a) See page 37 for share class information on dividend distributions of the Short Duration Plus Portfolio.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  35

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

Statements of Changes in Net Assets (continued)

                                                   --------------------------------      ---------------------------------
                                                             TAX-MANAGED
                                                            INTERNATIONAL                         INTERNATIONAL
                                                              PORTFOLIO                             PORTFOLIO
                                                   --------------------------------      ---------------------------------
                                                    SIX MONTHS            YEAR            SIX MONTHS             YEAR
                                                   ENDED 3/31/06          ENDED          ENDED 3/31/06          ENDED
                                                    (UNAUDITED)          9/30/05          (UNAUDITED)          9/30/05
--------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
   Dividends from net investment income
   Tax-Managed International and International
   Class Shares, respectively                      $ (76,795,406)     $ (38,551,625)     $ (37,094,428)     $ (19,606,874)
   Class A                                               (36,350)            (1,635)          (355,394)           (32,241)
   Class B                                                (1,290)              (374)           (13,731)            (6,949)
   Class C                                                (4,890)              (864)           (43,454)           (33,811)
   Class R                                                     0                  0                  0                (75)
                                                   -------------      -------------      -------------      -------------
                                                   $ (76,837,936)     $ (38,554,498)     $ (37,507,007)     $ (19,679,950)
                                                   =============      =============      =============      =============

Distributions from net realized gain on
investment transactions
Tax-Managed International and International
Class Shares, respectively                         $(352,717,365)     $ (64,395,815)
Class A                                                 (170,785)            (2,979)
Class B                                                  (10,684)            (1,067)
Class C                                                  (40,504)            (2,457)
                                                   -------------      -------------
                                                   $(352,939,338)     $ (64,402,318)
                                                   =============      =============

                                                   --------------------------------      ---------------------------------
                                                              DIVERSIFIED                           CALIFORNIA
                                                               MUNICIPAL                             MUNICIPAL
                                                               PORTFOLIO                             PORTFOLIO
                                                   --------------------------------      ---------------------------------
                                                    SIX MONTHS            YEAR            SIX MONTHS             YEAR
                                                   ENDED 3/31/06          ENDED          ENDED 3/31/06          ENDED
                                                    (UNAUDITED)          9/30/05          (UNAUDITED)          9/30/05
--------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
   Dividends from net investment income
   Municipal Class                                 $ (51,595,905)     $ (84,945,388)     $ (16,453,918)     $ (27,333,546)
   Class A                                            (1,157,586)        (2,586,427)          (507,371)        (1,117,535)
   Class B                                              (682,847)        (1,768,647)          (269,999)          (671,269)
   Class C                                              (711,531)        (1,660,315)          (299,883)          (670,045)
                                                   -------------      -------------      -------------      -------------
                                                   $ (54,147,869)     $ (90,960,777)     $ (17,531,171)     $ (29,792,395)
                                                   =============      =============      =============      =============

Distributions from net realized gain on
investment transactions
Municipal Class                                    $           0      $           0      $           0      $    (600,291)
Class A                                                        0                  0                  0            (27,031)
Class B                                                        0                  0                  0            (24,289)
Class C                                                        0                  0                  0            (23,809)
                                                   -------------      -------------      -------------      -------------
                                                   $           0      $           0      $           0      $    (675,420)
                                                   =============      =============      =============      =============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
36  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                               ---------------------------------
                                                           NEW YORK
                                                           MUNICIPAL
                                                           PORTFOLIO
                                               ---------------------------------
                                                 SIX MONTHS           YEAR
                                               ENDED 3/31/06          ENDED
                                                (UNAUDITED)          9/30/05
--------------------------------------------------------------------------------
Dividends to shareholders:
   Dividends from net investment income
   Municipal Class                             $ (22,632,283)     $ (39,335,597)
   Class A                                          (674,410)        (1,528,070)
   Class B                                          (558,291)        (1,267,103)
   Class C                                          (399,412)        (1,048,193)
                                               -------------      -------------
                                               $ (24,264,396)     $ (43,178,963)
                                               =============      =============

                                               ---------------------------------
                                                             SHORT
                                                         DURATION PLUS
                                                           PORTFOLIO
                                               ---------------------------------
                                                SIX MONTHS            YEAR
                                               ENDED 3/31/06          ENDED
                                                (UNAUDITED)          9/30/05
--------------------------------------------------------------------------------
Dividends to shareholders:
   Dividends from net investment income
   Short Duration Plus Class                   $  (7,926,035)     $ (13,219,192)
   Class A                                          (726,768)        (1,460,769)
   Class B                                          (373,215)          (783,292)
   Class C                                          (326,286)          (678,131)
   Class R                                                 0                (97)
                                               -------------      -------------
                                               $  (9,352,304)     $ (16,141,481)
                                               =============      =============

   Distributions from net realized gain on
   investment transactions
   Short Duration Plus Class                   $           0      $    (395,649)
   Class A                                                 0            (50,066)
   Class B                                                 0            (39,845)
   Class C                                                 0            (34,676)
   Class R                                                 0                 (9)
                                               -------------      -------------
                                               $           0      $    (520,245)
                                               =============      =============


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  37

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                           --------------------------------------------------------------------------------------
                                                                    TAX-MANAGED INTERNATIONAL PORTFOLIO
                                                                      TAX-MANAGED INTERNATIONAL CLASS
                                           --------------------------------------------------------------------------------------
                                            SIX MONTHS
                                           ENDED 3/31/06     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                                            (UNAUDITED)       9/30/05       9/30/04       9/30/03       9/30/02       9/30/01 (a)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $    24.72       $    20.42    $    17.53    $    13.10    $    15.22     $    20.44
                                            ----------       ----------    ----------    ----------    ----------     ----------
   Income from investment operations:
      Investment income, net+                     0.05             0.26          0.15          0.24          0.17           0.21
      Net realized and unrealized gain
         (loss) on investment and
         foreign currency transactions            3.65             4.49          3.04          4.39         (2.00)         (3.48)
                                            ----------       ----------    ----------    ----------    ----------     ----------
Total from investment operations                  3.70             4.75          3.19          4.63         (1.83)         (3.27)
                                            ----------       ----------    ----------    ----------    ----------     ----------
   Less distributions:
      Dividends from taxable net
         investment income                       (0.31)           (0.17)        (0.30)        (0.20)        (0.29)         (0.16)
      Distributions from net realized
         gain on investment transactions         (1.43)           (0.28)            0             0             0          (1.79)
                                            ----------       ----------    ----------    ----------    ----------     ----------
Total distributions                              (1.74)           (0.45)        (0.30)         0.20)        (0.29)         (1.95)
                                            ----------       ----------    ----------    ----------    ----------     ----------
Net asset value, end of period              $    26.68       $    24.72    $    20.42    $    17.53    $    13.10     $    15.22
                                            ==========       ==========    ==========    ==========    ==========     ==========
Total return (b)                                 15.92%           23.62%        18.34%        35.65%       (12.39)%       (17.49)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
      (000 omitted)                         $7,299,523       $6,078,513    $4,611,550    $3,561,248    $2,365,421     $2,420,323
   Average net assets (000 omitted)         $6,486,550       $5,303,305    $4,206,956    $2,890,486    $2,708,477     $2,828,736
   Ratio of expenses to average
      net assets                                  1.16%(h)*        1.22%         1.24%         1.25%         1.25%          1.25%
   Ratio of net investment income
      to average net assets                       0.43%(h)*        1.17%         0.79%         1.59%         1.04%          1.14%
   Portfolio turnover rate                          32%              53%           71%           28%           64%            46%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
38  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                           --------------------------------------------------------------------------------------
                                                                          INTERNATIONAL PORTFOLIO
                                                                            INTERNATIONAL CLASS
                                           --------------------------------------------------------------------------------------
                                            SIX MONTHS
                                           ENDED 3/31/06     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                                            (UNAUDITED)       9/30/05       9/30/04        9/30/03       9/30/02      9/30/01 (a)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $     23.27       $    18.94    $    16.06    $    11.95    $    14.16     $    20.44
                                           -----------       ----------    ----------    ----------    ----------     ----------
   Income from investment operations:
      Investment income, net+                     0.04             0.25          0.14          0.23          0.14           0.18
      Net realized and unrealized gain
         (loss) on investment and
         foreign currency transactions            3.59             4.25          2.91          4.04         (1.90)         (3.11)
                                           -----------       ----------    ----------    ----------    ----------     ----------
Total from investment operations                  3.63             4.50          3.05          4.27         (1.76)         (2.93)
                                           -----------       ----------    ----------    ----------    ----------     ----------
   Less distributions:
      Dividends from taxable net
         investment income                       (0.31)           (0.17)        (0.17)        (0.16)        (0.45)         (0.79)
      Distributions from net realized
         gain on investment transactions             0                0             0             0             0          (2.56)
                                           -----------       ----------    ----------    ----------    ----------     ----------
   Total distributions                           (0.31)           (0.17)        (0.17)        (0.16)        (0.45)         (3.35)
                                           -----------       ----------    ----------    ----------    ----------     ----------
   Net asset value, end of period          $     26.59       $    23.27    $    18.94    $    16.06    $    11.95     $    14.16
                                           ===========       ==========    ==========    ==========    ==========     ==========
   Total return (b)                              15.76%           23.90%        19.05%        36.00%       (13.01)%       (16.95)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
      (000 omitted)                        $ 3,274,380       $2,785,730    $2,190,687    $1,826,667    $1,299,449     $1,426,683
   Average net assets (000 omitted)        $ 2,959,321       $2,462,819    $2,045,596    $1,572,731    $1,539,788     $1,718,245
   Ratio of expenses to average
      net assets                                  1.22%(h)*        1.26%         1.28%         1.29%         1.29%          1.28%
   Ratio of net investment income
      to average net assets                       0.32%(h)*        1.17%         0.76%         1.63%         0.97%          1.06%
   Portfolio turnover rate                          39%              61%           92%           28%           67%            45%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  39

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                          -------------------------------------------------------------------------------------
                                                                            EMERGING MARKETS
                                                                                PORTFOLIO
                                          -------------------------------------------------------------------------------------
                                           SIX MONTHS
                                          ENDED 3/31/06     YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                           (UNAUDITED)       9/30/05        9/30/04       9/30/03       9/30/02     9/30/01 (a)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $    43.22       $    28.91     $    20.81     $  13.65     $  12.48     $    16.91
                                           ----------       ----------     ----------     --------     --------     ----------
   Income from investment operations:
      Investment income, net+                    0.09             0.66           0.36         0.26         0.13           0.17
      Net realized and unrealized gain
         (loss) on investment and
         foreign currency transactions           6.33            14.20           7.76         6.87         1.04          (4.34)
                                           ----------       ----------     ----------     --------     --------     ----------
   Total from investment operations              6.42            14.86           8.12         7.13         1.17          (4.17)
                                           ----------       ----------     ----------     --------     --------     ----------
   Less distributions:
      Dividends from taxable net
         investment income                      (0.60)           (0.06)         (0.22)       (0.08)       (0.13)         (0.09)
      Distributions from net realized
         gain on investment transactions        (9.39)           (0.78)             0            0            0          (0.28)
                                           ----------       ----------     ----------     --------     --------     ----------
Total distributions                             (9.99)           (0.84)         (0.22)       (0.08)       (0.13)         (0.37)
                                           ----------       ----------     ----------     --------     --------     ----------
Portfolio transaction fee                        0.09             0.29           0.20         0.11         0.13           0.11
                                           ----------       ----------     ----------     --------     --------     ----------
Net asset value, end of period             $    39.74       $    43.22     $    28.91     $  20.81     $  13.65     $    12.48
                                           ==========       ==========     ==========     ========     ========     ==========
Total return (b)                                16.35%(c)        48.78%(c)      34.66%(c)    47.21%(c)     5.98%(c)     (27.36)%(c)

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
      (000 omitted)                        $2,161,452       $1,880,526     $1,361,368     $898,402     $518,984     $  499,414
   Average net assets (000 omitted)        $1,947,795       $1,600,912     $1,150,902     $653,705     $588,195     $  578,168
   Ratio of expenses to average net
      assets                                     1.59%(h)*        1.68%          1.72%        1.72%        1.73%          1.75%
   Ratio of net investment income to
      average net assets                         0.48%(h)*        1.85%          1.41%        1.57%        0.89%          1.10%
   Portfolio turnover rate                         29%              54%            44%          38%          34%            34%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
40  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                           --------------------------------------------------------------------------------------
                                                                               INTERMEDIATE
                                                                            DURATION PORTFOLIO
                                           --------------------------------------------------------------------------------------
                                            SIX MONTHS
                                           ENDED 3/31/06     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                                            (UNAUDITED)        9/30/05       9/30/04      9/30/03       9/30/02       9/30/01 (a)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $     13.27       $    13.41    $    13.43    $    13.08    $    12.98     $    12.51
                                           -----------       ----------    ----------    ----------    ----------     ----------
   Income from investment operations:
      Investment income, net+                     0.29             0.53          0.50          0.47          0.59           0.72
      Net realized and unrealized gain
         (loss) on investments and
         foreign currency transactions           (0.29)           (0.09)        (0.01)         0.35          0.10           0.47
                                           -----------       ----------    ----------    ----------    ----------     ----------
Total from investment operations                  0.00             0.44          0.49          0.82          0.69           1.19
                                           -----------       ----------    ----------    ----------    ----------     ----------
   Less distributions:
      Dividends from taxable net
         investment income                       (0.30)           (0.54)        (0.51)        (0.47)        (0.59)         (0.68)
      Distributions from net realized
         gain on investment transactions          0.00(d)         (0.04)            0             0             0          (0.04)
                                           -----------       ----------    ----------    ----------    ----------     ----------
Total distributions                              (0.30)           (0.58)        (0.51)        (0.47)        (0.59)         (0.72)
                                           -----------       ----------    ----------    ----------    ----------     ----------
Net asset value, end of period             $     12.97       $    13.27    $    13.41    $    13.43    $    13.08     $    12.98
                                           ===========       ==========    ==========    ==========    ==========     ==========
Total return (b)                                  0.01%            3.35%         3.74%         6.39%         5.48%          9.80%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
      (000 omitted)                        $ 3,686,073       $3,386,745    $2,852,803    $2,402,262    $2,151,988     $2,130,691
   Average net assets (000 omitted)        $ 3,504,963       $3,104,905    $2,612,933    $2,249,030    $2,135,339     $2,060,159
   Ratio of expenses to average
      net assets                                  0.59%(h)*        0.60%         0.61%         0.61%         0.61%          0.61%
   Ratio of net investment income to
      average net assets                          4.43%(h)*        3.97%         3.72%         3.55%         4.57%          5.66%
   Portfolio turnover rate                         188%             586%          660%          796%          727%           532%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  41

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                       ------------------------------------------------------------------------------------
                                                                          U.S. GOVERNMENT
                                                                      SHORT DURATION PORTFOLIO
                                       ------------------------------------------------------------------------------------
                                         SIX MONTHS
                                       ENDED 3/31/06       YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                        (UNAUDITED)          9/30/05        9/30/04      9/30/03      9/30/02    9/30/01 (a)
------------------------------------------------------------------------  ---------------------------------------------------
Net asset value, beginning of period   $       12.45       $    12.68     $    13.00   $    13.23   $    13.07   $     12.49
                                       -------------       ----------     ----------   ----------   ----------   -----------
  Income from investment operations:
    Investment income, net+                     0.19             0.30           0.26         0.31         0.40          0.59
    Net realized and unrealized gain
      (loss) on investment
      transactions                             (0.09)           (0.19)         (0.14)       (0.04)        0.16          0.58
                                       -------------       ----------     ----------   ----------   ----------   -----------
  Total from investment operations              0.10             0.11           0.12         0.27         0.56          1.17
                                       -------------       ----------     ----------   ----------   ----------   -----------
  Less distributions:
    Dividends from taxable net
      investment income                        (0.20)           (0.34)         (0.30)       (0.31)       (0.40)        (0.59)
    Dividends from net realized gain
      on investment transactions                   0                0(d)       (0.14)       (0.19)           0             0
                                       -------------       ----------     ----------   ----------   ----------   -----------
Total distributions                            (0.20)           (0.34)         (0.44)       (0.50)       (0.40)        (0.59)
                                       -------------       ----------     ----------   ----------   ----------   -----------
Net asset value, end of period         $       12.35       $    12.45     $    12.68   $    13.00   $    13.23   $     13.07
                                       =============       ==========     ==========   ==========   ==========   ===========
Total return (b)                                0.80%            0.90%          0.93%        2.10%        5.42%         9.62%
Ratios/Supplemental Data
  Net assets, end of period
    (000 omitted)                      $      82,269       $   86,394     $   93,595   $  112,561   $  115,400   $   101,664
  Average net assets (000 omitted)     $      84,197       $   91,842     $  101,777   $  120,631   $  106,080   $   101,326
  Ratio of expenses to average
    net assets                                  0.79%(h)*        0.78%          0.80%        0.76%        0.74%         0.72%
  Ratio of expenses to average net
    assets excluding interest expense           0.79%(h)*        0.78%          0.78%        0.76%        0.74%         0.72%
  Ratio of net investment income to
    average net assets                          3.06%(h)*        2.41%          2.06%        2.39%        3.04%         4.65%
  Portfolio turnover rate                         83%             167%           358%         323%         230%          344%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
42  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund II, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

                                       ------------------------------------------------------------------------
                                                                 INTERMEDIATE DURATION
                                                                INSTITUTIONAL PORTFOLIO
                                       ------------------------------------------------------------------------
                                        SIX MONTHS
                                       ENDED 3/31/06       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                        (UNAUDITED)          9/30/05      9/30/04      9/30/03    9/30/02(e)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $       15.25       $    15.48   $    15.74   $    15.44   $    15.00(f)
                                       -------------       ----------   ----------   ----------   ----------
Income from investment operations:
   Investment income, net+                      0.35             0.64         0.60         0.56         0.25
   Net realized and unrealized gain
     (loss) on investment and foreign
     currency transactions                     (0.34)           (0.13)       (0.03)        0.41         0.44
                                       -------------       ----------   ----------   ----------   ----------
Total from investment operations                0.01             0.51         0.57         0.97         0.69
                                       -------------       ----------   ----------   ----------   ----------
   Less distributions:
     Dividends from taxable net
       investment income                       (0.35)           (0.65)       (0.61)       (0.57)       (0.25)
     Dividends from net realized gain
       on investment transactions                  0            (0.09)       (0.22)       (0.10)           0
                                       -------------       ----------   ----------   ----------   ----------
Total distributions                            (0.35)           (0.74)       (0.83)       (0.67)       (0.25)
                                       -------------       ----------   ----------   ----------   ----------
Net asset value, end of period         $       14.91       $    15.25   $    15.48   $    15.74   $    15.44
                                       =============       ==========   ==========   ==========   ==========
Total return (b)                                0.07%            3.41%        3.76%        6.44%        4.62%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (000 omitted)                     $     710,003       $  650,915   $  609,248   $  464,517   $  328,393
   Average net assets (000 omitted)    $     703,796       $  611,401   $  535,624   $  383,604   $  237,462
   Ratio of expenses to average
     net assets                                 0.45%(h)*        0.45%        0.45%        0.45%        0.45%*
   Ratio of expenses to average net
     assets before reimbursement                0.57%(h)*        0.57%        0.58%        0.64%        0.75%*
   Ratio of net investment income to
     average net assets                         4.54%(h)*        4.16%        3.86%        3.64%        4.37%*
   Portfolio turnover rate                       254%             619%         682%         791%         324%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  43

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                       ------------------------------------------------------------------------------------
                                                                   SHORT DURATION DIVERSIFIED
                                                                       MUNICIPAL PORTFOLIO
                                       ------------------------------------------------------------------------------------
                                        SIX MONTHS
                                       ENDED 3/31/06       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                        (UNAUDITED)          9/30/05    9/30/04(g)     9/30/03      9/30/02    9/30/01 (a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $       12.51       $    12.60   $    12.69   $    12.79   $    12.70   $     12.44
                                       -------------       ----------   ----------   ----------   ----------   -----------
   Income from investment operations:
     Investment income, net+                    0.16             0.26         0.22         0.29         0.37          0.47
     Net realized and unrealized gain
       (loss) on investment
       transactions                            (0.07)           (0.09)       (0.07)       (0.05)        0.10          0.26
                                       -------------       ----------   ----------   ----------   ----------   -----------
Total from investment operations                0.09             0.17         0.15         0.24         0.47          0.73
                                       -------------       ----------   ----------   ----------   ----------   -----------
   Less distributions:
     Dividends from taxable net
       investment income                           0                0        (0.01)           0            0         (0.01)
     Dividends from tax-exempt net
       investment income                       (0.16)           (0.26)       (0.21)       (0.29)       (0.37)        (0.46)
     Dividends from net realized gain
       on investment transactions                  0                0        (0.02)       (0.05)       (0.01)            0
                                       -------------       ----------   ----------   ----------   ----------   -----------
Total distributions                            (0.16)           (0.26)       (0.24)       (0.34)       (0.38)        (0.47)
                                       -------------       ----------   ----------   ----------   ----------   -----------
Net asset value, end of period         $       12.44       $    12.51   $    12.60   $    12.69   $    12.79   $     12.70
                                       =============       ==========   ==========   ==========   ==========   ===========
Total return (b)                                0.76%            1.36%        1.21%        1.97%        3.81%         5.98%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (000 omitted)                     $     234,723       $  258,300   $  253,728   $  233,649   $  200,696   $   156,920
   Average net assets (000 omitted)    $     248,179       $  253,042   $  240,126   $  220,768   $  182,317   $   144,315
   Ratio of expenses to average
     net assets                                 0.71%(h)*        0.71%        0.69%        0.71%        0.71%         0.71%
   Ratio of net investment income to
     average net assets                         2.59%(h)*        2.06%        1.81%        2.30%        2.92%         3.73%
   Portfolio turnover rate                        24%             100%          84%          57%          56%           77%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
44  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                       ------------------------------------------------------------------------------------
                                                                    SHORT DURATION CALIFORNIA
                                                                       MUNICIPAL PORTFOLIO
                                       ------------------------------------------------------------------------------------
                                        SIX MONTHS
                                       ENDED 3/31/06       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                        (UNAUDITED)          9/30/05    9/30/04(g)     9/30/03      9/30/02    9/30/01 (a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $       12.47       $    12.57   $    12.67   $    12.69   $    12.68   $     12.51
                                       -------------       ----------   ----------   ----------   ----------   -----------
   Income from investment operations:
     Investment income, net+                    0.14             0.24         0.20         0.22         0.35          0.46
     Net realized and unrealized gain
       (loss) on investment
       transactions                            (0.06)           (0.10)       (0.10)       (0.02)        0.01          0.17
                                       -------------       ----------   ----------   ----------   ----------   -----------
Total from investment operations                0.08             0.14         0.10         0.20         0.36          0.63
                                       -------------       ----------   ----------   ----------   ----------   -----------
   Less distributions:
     Dividends from taxable net
       investment income                           0                0        (0.01)       (0.01)           0         (0.03)
     Dividends from tax-exempt net
       investment income                       (0.14)           (0.24)       (0.19)       (0.21)       (0.35)        (0.43)
                                       -------------       ----------   ----------   ----------   ----------   -----------
Total distributions                            (0.14)           (0.24)       (0.20)       (0.22)       (0.35)        (0.46)
                                       -------------       ----------   ----------   ----------   ----------   -----------
Net asset value, end of period         $       12.41       $    12.47   $    12.57   $    12.67   $    12.69   $     12.68
                                       =============       ==========   ==========   ==========   ==========   ===========
Total return (b)                                0.65%            1.11%        0.81%        1.63%        2.87%         5.13%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (000 omitted)                     $      69,451       $   62,025   $   71,637   $   79,818   $   74,648   $    54,073
   Average net assets (000 omitted)    $      65,146       $   68,266   $   77,177   $   80,862   $   61,944   $    55,681
   Ratio of expenses to average
     net assets                                 0.82%(h)*        0.81%        0.78%        0.80%        0.79%         0.79%
   Ratio of net investment income to
     average net assets                         2.22%(h)*        1.88%        1.59%        1.77%        2.70%         3.66%
   Portfolio turnover rate                        25%              91%          90%          72%          28%           60%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  45

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                       ------------------------------------------------------------------------------------
                                                                      SHORT DURATION NEW YORK
                                                                        MUNICIPAL PORTFOLIO
                                       ------------------------------------------------------------------------------------
                                         SIX MONTHS
                                       ENDED 3/31/06       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                        (UNAUDITED)          9/30/05    9/30/04(g)     9/30/03      9/30/02    9/30/01 (a)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $       12.39       $    12.47   $    12.55   $    12.57   $    12.54   $     12.31
                                       -------------       ----------   ----------   ----------   ----------   -----------
   Income from investment operations:
     Investment income, net+                    0.15             0.25         0.22         0.26         0.36          0.44
     Net realized and unrealized gain
       (loss) on investment
       transactions                            (0.06)           (0.08)       (0.08)       (0.02)        0.03          0.23
                                       -------------       ----------   ----------   ----------   ----------   -----------
Total from investment operations                0.09             0.17         0.14         0.24         0.39          0.67
                                       -------------       ----------   ----------   ----------   ----------   -----------
   Less distributions:
     Dividends from taxable net
       investment income                           0                0        (0.01)           0            0         (0.03)
     Dividends from tax-exempt net
       investment income                       (0.15)           (0.25)       (0.21)       (0.26)       (0.36)        (0.41)
                                       -------------       ----------   ----------   ----------   ----------   -----------
Total distributions                            (0.15)           (0.25)       (0.22)       (0.26)       (0.36)        (0.44)
Net asset value, end of period         $       12.33       $    12.39   $    12.47   $    12.55   $    12.57   $     12.54
                                       =============       ==========   ==========   ==========   ==========   ===========
Total return (b)                                0.76%            1.37%        1.16%        1.92%        3.14%         5.55%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
     (000 omitted)                     $     115,521       $  123,058   $  123,176   $  120,941   $  116,307   $    87,919
   Average net assets (000 omitted)    $     121,135       $  122,925   $  123,457   $  119,346   $  102,743   $    94,322
   Ratio of expenses to average
     net assets                                 0.74%(h)*        0.74%        0.74%        0.76%        0.77%         0.73%
   Ratio of net investment income to
     average net assets                         2.44%(h)*        2.00%        1.80%        2.06%        2.83%         3.56%
   Portfolio turnover rate                        21%              98%          68%          47%          38%           93%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
46  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                           ---------------------------------------------------------------------------------------
                                                                       DIVERSIFIED MUNICIPAL PORTFOLIO
                                                                               MUNICIPAL CLASS
                                           ---------------------------------------------------------------------------------------
                                            SIX MONTHS
                                           ENDED 3/31/06       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                            (UNAUDITED)          9/30/05     9/30/04(g)     9/30/03       9/30/02      9/30/01 (a)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $       14.06       $     14.27   $     14.34   $     14.37   $     14.05   $     13.50
                                           -------------       -----------   -----------   -----------   -----------   -----------
   Income from investment operations:
      Investment income, net+                       0.23              0.44          0.45          0.51          0.56          0.59
      Net realized and unrealized gain
         (loss) on investment
          transactions                             (0.17)            (0.21)        (0.07)        (0.03)         0.32          0.55
                                           -------------       -----------   -----------   -----------   -----------   -----------
Total from investment operations                    0.06              0.23          0.38          0.48          0.88          1.14
                                           -------------       -----------   -----------   -----------   -----------   -----------
   Less distributions:
      Dividends from taxable net
         investment income                             0                 0         (0.02)        (0.01)            0         (0.01)
      Dividends from tax-exempt net
      investment income                            (0.23)            (0.44)        (0.43)        (0.50)        (0.56)        (0.58)
                                           -------------       -----------   -----------   -----------   -----------   -----------
Total distributions                                (0.23)            (0.44)        (0.45)        (0.51)        (0.56)        (0.59)
                                           -------------       -----------   -----------   -----------   -----------   -----------
Net asset value, end of period             $       13.89       $     14.06   $     14.27   $     14.34   $     14.37   $     14.05
                                           =============       ===========   ===========   ===========   ===========   ===========
Total return (b)                                    0.44%             1.62%         2.73%         3.44%         6.42%         8.63%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
      (000 omitted)                        $   3,323,083       $ 2,976,421   $ 2,509,749   $ 2,045,981   $ 1,731,818   $ 1,388,653
   Average net assets (000 omitted)        $   3,126,422       $ 2,752,982   $ 2,261,248   $ 1,844,104   $ 1,532,681   $ 1,277,970
   Ratio of expenses to average
      net assets                                    0.60%(h)*         0.61%         0.61%         0.63%         0.64%         0.63%
   Ratio of net investment income to
      average net assets                            3.26%(h)*         3.09%         3.19%         3.58%         3.96%         4.30%
   Portfolio turnover rate                            17%               28%           41%           38%           22%           26%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  47

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                          ---------------------------------------------------------------------------------------
                                                                       CALIFORNIA MUNICIPAL PORTFOLIO
                                                                               MUNICIPAL CLASS
                                          ---------------------------------------------------------------------------------------
                                           SIX MONTHS
                                          ENDED 3/31/06       YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                           (UNAUDITED)         9/30/05       9/30/04(g)      9/30/03      9/30/02     9/30/01 (a)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $      14.23       $     14.38   $     14.46   $     14.59   $     14.23   $      13.81
                                          ------------       -----------   -----------   -----------   -----------   ------------
   Income from investment operations:
      Investment income, net+                     0.23              0.43          0.43          0.47          0.51           0.57
      Net realized and unrealized gain
         (loss) on investment
         transactions                            (0.17)            (0.13)        (0.07)        (0.13)         0.36           0.42
                                          ------------       -----------   -----------   -----------   -----------   ------------
Total from investment operations                  0.06              0.30          0.36          0.34          0.87           0.99
                                          ------------       -----------   -----------   -----------   -----------   ------------
   Less distributions:
      Dividends from taxable net
         investment income                           0                 0         (0.02)        (0.03)            0          (0.04)
      Dividends from tax-exempt net
         investment income                       (0.23)            (0.44)        (0.41)        (0.44)        (0.51)         (0.53)
      Distributions from net realized
         gain on investment transactions             0             (0.01)        (0.01)            0             0              0
                                          ------------       -----------   -----------   -----------   -----------   ------------
Total distributions                              (0.23)            (0.45)        (0.44)        (0.47)        (0.51)         (0.57)
                                          ------------       -----------   -----------   -----------   -----------   ------------
Net asset value, end of period            $      14.06       $     14.23   $     14.38   $     14.46   $     14.59   $      14.23
                                          ============       ===========   ===========   ===========    ==========   ============
Total return (b)                                  0.43%             2.09%         2.55%         2.40%         6.27%          7.33%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
      (000 omitted)                       $  1,079,634       $   983,388   $   843,206   $   685,360   $   597,222   $    491,194
   Average net assets (000 omitted)       $  1,014,569       $   898,450   $   752,372   $   625,249   $   541,454   $    460,729
   Ratio of expenses to average
      net assets                                  0.64%(h)*         0.65%         0.64%         0.66%         0.66%          0.65%
   Ratio of net investment income to
      average net assets                          3.21%(h)*         3.04%         3.01%         3.26%         3.57%          4.07%
   Portfolio turnover rate                          15%               30%           52%           44%           31%            46%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
48  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                          ----------------------------------------------------------------------------------------
                                                                       NEW YORK MUNICIPAL PORTFOLIO
                                                                              MUNICIPAL CLASS
                                          ----------------------------------------------------------------------------------------
                                           SIX MONTHS
                                          ENDED 3/31/06       YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                           (UNAUDITED)          9/30/05      9/30/04(g)     9/30/03       9/30/02     9/30/01 (a)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $       13.91       $     14.11   $      14.21   $    14.23   $     13.85   $      13.37
                                          -------------       -----------   ------------   ----------   -----------   ------------
   Income from investment operations:
      Investment income, net+                      0.24              0.46           0.47         0.50          0.54           0.57
      Net realized and unrealized gain
         (loss) on investment
         transactions                             (0.18)            (0.20)         (0.10)       (0.02)         0.38           0.48
                                          -------------       -----------   ------------   ----------   -----------   ------------
Total from investment operations                   0.06              0.26           0.37         0.48          0.92           1.05
                                          -------------       -----------   ------------   ----------   -----------   ------------
   Less distributions:
      Dividends from taxable net
         investment income                            0                 0          (0.01)       (0.01)        (0.01)         (0.02)
      Dividends from tax-exempt net
         investment income                        (0.24)            (0.46)         (0.46)       (0.49)        (0.53)         (0.55)
                                          -------------       -----------   ------------   ----------   -----------   ------------
Total distributions                               (0.24)            (0.46)         (0.47)       (0.50)        (0.54)         (0.57)
                                          -------------       -----------   ------------   ----------   -----------   ------------
Net asset value, end of period            $       13.73       $     13.91   $      14.11   $    14.21   $     14.23   $      13.85
                                          =============       ===========   ============   ==========   ===========   ============
Total return (b)                                   0.43%             1.90%          2.63%        3.45%         6.83%          7.99%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
      (000 omitted)                       $   1,370,240       $ 1,274,466   $  1,121,213   $1,006,023   $   940,302   $    763,728
   Average net assets (000 omitted)       $   1,309,868       $ 1,190,723   $  1,055,386   $  954,250   $   835,184   $    713,704
   Ratio of expenses to average
      net assets                                   0.63%(h)*         0.63%          0.63%        0.65%         0.66%          0.64%
   Ratio of net investment income to
      average net assets                           3.41%(h)*         3.30%          3.31%        3.53%         3.89%          4.17%
   Portfolio turnover rate                           17%               32%            39%          29%           37%            29%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  49

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

Financial Highlights (continued)

Selected per-share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

                                          ---------------------------------------------------------------------------------------
                                                                      SHORT DURATION PLUS PORTFOLIO
                                                                        SHORT DURATION PLUS CLASS
                                          ---------------------------------------------------------------------------------------
                                           SIX MONTHS
                                          ENDED 3/31/06      YEAR ENDED    YEAR ENDED     YEAR ENDED   YEAR ENDED    YEAR ENDED
                                           (UNAUDITED)         9/30/05       9/30/04        9/30/03      9/30/02     9/30/01 (a)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $       12.39      $     12.67   $      12.84   $    12.78   $     12.69   $      12.25
                                          -------------      -----------   ------------   ----------   -----------   ------------
   Income from investment operations:
      Investment income, net+                      0.23             0.37           0.30         0.37          0.50           0.68
      Net realized and unrealized gain
        (loss) on investment
        transactions                              (0.11)           (0.24)         (0.12)        0.06          0.09           0.44
                                          -------------      -----------   ------------   ----------   -----------   ------------
Total from investment operations                   0.12             0.13           0.18         0.43          0.59           1.12
                                          -------------      -----------   ------------   ----------   -----------   ------------
   Less distributions:
      Dividends from taxable net
         investment income                        (0.25)           (0.40)         (0.33)       (0.37)        (0.50)         (0.66)
      Distributions from net realized
         gain on investment transactions              0            (0.01)         (0.02)           0             0              0
      Distributions in excess of net
         investment income due to timing
         differences                                  0                0              0            0             0          (0.01)
      Distributions in excess of net
         realized gain on investment
         transactions due to timing
         differences                                  0                0              0            0             0          (0.01)
                                          -------------      -----------   ------------   ----------   -----------   ------------
Total distributions                               (0.25)           (0.41)         (0.35)       (0.37)        (0.50)         (0.68)
                                          -------------      -----------   ------------   ----------   -----------   ------------
Net asset value, end of period            $       12.26      $     12.39   $      12.67   $    12.84   $     12.78   $      12.69
                                          =============      ===========   ============   ==========   ===========   ============
Total return (b)                                   0.97%            1.10%          1.37%        3.42%         4.78%          9.40%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
      (000 omitted)                       $     374,478      $   398,787   $    421,881   $  413,100   $   397,719   $    367,738
   Average net assets (000 omitted)       $     388,527      $   410,072   $    411,043   $  408,848   $   377,656   $    377,112
   Ratio of expenses to average
      net assets                                   0.67%(h)*        0.68%          0.70%        0.67%         0.67%          0.67%
   Ratio of expenses to average net
      assets excluding interest expense            0.67%(h)*        0.68%          0.68%        0.66%         0.67%          0.67%
   Ratio of net investment income to
      average net assets                           3.66%(h)*        2.97%          2.39%        2.89%         3.95%          5.48%
   Portfolio turnover rate                           88%             220%           359%         286%          226%           377%

See Footnote Summary on page 51.
See Notes to Financial Statements.


--------------------------------------------------------------------------------
50  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

*     Annualized.

+     Based on Average shares outstanding.

(a) Prior to October 2, 2000, Sanford C. Bernstein & Co., Inc. served as investment manager to the Fund. On October 2, 2000, AllianceBernstein L.P. (prior to February 24, 2006, known as Alliance Capital Management L.P.), acquired the business and substantially all of the assets of Sanford C. Bernstein & Co., Inc. and became investment adviser for the Fund.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total Return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c) This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00% Total Return to a shareholder for the six months ending March 31, 2006 and the years ending September 30, 2005, September 30, 2004, September 30, 2003, September 30, 2002, and September 30, 2001, without taking into account these transaction fees would have been 18.72%, 53.35%, 40.22%, 53.28%, 10.35%, and (24.37)% respectively.

(d)   Amount is less than .005.

(e)   Commenced operations May 17, 2002.

(f) Prior to the commencement of operations, May 17, 2002, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital), redeemed 1,333 shares representing $16,666 of Intermediate Duration Institutional Portfolio and made a capital contribution of $16,666 into the Portfolio, adjusting the opening net asset value per share from $12.50 to $15.00.

(g) As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income in the Statement of Operations. For the year ended September 30, 2004, the effect of this change was to increase net investment income and decrease net realized and unrealized gain (loss) on investment transaction per share by less than $0.01 for Short Duration Diversified, Short Duration California, Short Duration New York, Diversified Municipal, California Municipal and New York Municipal Class. The effect on the ratio of the net investment income per share was as follows:

                                                     YEAR
                                                 ENDED 9/30/04
      Short Duration Diversified                     0.03%
      Short Duration California                      0.00%
      Short Duration New York                        0.01%
      Diversified Municipal Class                    0.01%
      California Municipal Class                     0.00%
      New York Municipal Class                       0.01%

(h) The ratio includes expenses attributable to estimated costs of proxy solicitation.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  51

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements

NOTE 1. Organization and Significant Accounting Policies

            This report includes the financial statements of the Sanford C. Bernstein Fund, Inc. and the Sanford C. Bernstein Fund II, Inc. (the "Funds"). Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc. are managed open-end registered investment companies, incorporated in Maryland on May 4, 1988 and February 7, 2002, respectively. Sanford C. Bernstein Fund, Inc., currently comprises 12 portfolios ("SCB Portfolios"), each with its own investment objectives. There are three international equity portfolios, Tax-Managed International, International and Emerging Markets, nine fixed-income portfolios, Intermediate Duration, Short Duration Plus, U.S. Government Short Duration, Short Duration Diversified Municipal, Short Duration California Municipal, Short Duration New York Municipal, Diversified Municipal, California Municipal and New York Municipal.

            Effective February 1, 2002, each of the Diversified Municipal, California Municipal and New York Municipal Portfolios (collectively, Bernstein "Intermediate Municipal Portfolios") commenced offering of AllianceBernstein Intermediate Municipal Class A, Class B and Class C Shares (collectively, "Intermediate Municipal Retail Classes") in addition to the existing share class of the Intermediate Municipal Portfolios (each, a "Municipal Class"). Effective May 21, 2003, the Short Duration Plus Portfolio commenced offering of AllianceBernstein Short Duration Class A, Class B and Class C Shares (collectively, "Short Duration Retail Classes") in addition to the existing Short Duration Plus Class shares. Effective January 30, 2004, the Tax-Managed International and International Portfolios commenced distribution of AllianceBernstein Tax-Managed International and AllianceBernstein International Class A, Class B and Class C Shares (collectively, "International Retail Classes") in addition to the existing Tax-Managed International and International Class Shares, respectively. Collectively, the Intermediate Retail Classes, Short Duration Retail Classes and International Retail Classes are the "Retail Classes." The financial highlights of the Retail Classes are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan, as applicable. Sanford C. Bernstein Fund II, Inc. currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (together with the SCB Portfolios, the "Portfolios"). Intermediate Duration Institutional Portfolio commenced offering on May 17, 2002, through an investment of securities received in an in-kind redemption in the amount of $149,411,702 from the Intermediate Duration Portfolio of the Sanford
            C. Bernstein Fund, Inc. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Funds.

      A.    Portfolio Valuation

            Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at"fair value" as determined in accordance with procedures established by and under the general supervision of the Funds' Boards of Directors.

            In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding


--------------------------------------------------------------------------------
52  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

            securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.), (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

            Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

      B.    Foreign Currency Translation

            The accounting records of the Funds are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

            Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

            The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Funds do isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

            The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Intermediate Duration Institutional Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

      C.    Security Transactions and Related Investment Income

            Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  53

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

      D.    Futures Contracts

            Upon entering into a futures contract, a Portfolio is required to deposit cash or to pledge securities and maintain as collateral an initial margin with the broker, equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments, which are dependent on the daily fluctuations in the market value of the underlying index or security, are made or received by the Portfolio each day (daily variation margin) or at other intervals as is required. The aggregate of these payments or receipts through the expiration of the futures contract is recorded for book purposes as unrealized gains or losses by the Portfolio. If the Portfolio enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed.

      E.    Written Options

            When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as an asset and a corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the option. When a call option is exercised, a Portfolio realizes a gain or loss on the underlying security, with the proceeds from the security sale increased by the amount of the option premium received. When a put option is exercised, the cost basis of the security purchased by a Portfolio is reduced by the option premium received.

      F.    Taxes

            Each of the Portfolios is treated as separate entities for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

      G.    Repurchase Agreements

            Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Funds' policy that their custodian receive delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio's ability to dispose of the underlying securities.

      H.    Securities Transactions on a When-Issued or Delayed-Delivery Basis

            Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security's value in determining the Portfolio's net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security's value in determining the Portfolio's net asset value. Each Portfolio segregates cash and marketable securities at least equal in value to its purchase commitment for when-issued or delayed-delivery securities, and segregates portfolio securities on a delayed-delivery basis.

      I.    Distribution of Income and Gains

            Net investment income of each Portfolio except the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.


--------------------------------------------------------------------------------
54  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

            Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

            Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, "excess distributions" are reflected in the accompanying financial statements. Certain other differences--permanent differences--arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

      J.    Income and Expenses

            All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Funds represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Funds are charged to each Fund in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

      K.    Portfolio Transaction Fee

            The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

      L.    Securities Lending

            Each of the Portfolios may enter into securities lending transactions. By lending its portfolio securities, a Portfolio attempts to increase its income through the interest earned on the loan. It is the policy of each Portfolio to receive collateral consisting of cash or U.S. Government securities in an amount at least equal to the value of the securities loaned. The securities lending agent has agreed to indemnify the Funds in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that collateral levels are maintained. Cash collateral received is invested by the securities lending agent in liquid short-term investments such as repurchase agreements and overnight time deposits pursuant to investment guidelines set forth by the Funds. Cash collateral received is recorded as an asset as well as a corresponding liability in the statements of assets and liabilities. At March 31, 2006, the International Portfolio had securities on loan with a value of $772,761,501 and had received collateral of $819,125,444 of which $818,944,000 was cash collateral and $181,444 was collateral in the form of U.S. Government securities. The International Portfolio earned $522,949 from securities lending transactions for the six months ended March 31, 2006. The amount is reflected in the statements of operations as a component of interest income.

      M.    Swap Agreements

            Each of the Portfolios may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

            Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

            As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolios accrue for the interim payments


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  55

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

            on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

            Each of the Portfolios may enter into credit default swaps. The Portfolios may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap default provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

            Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

      N.    Reverse Repurchase Agreements

            Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. At March 31, 2006, the Portfolios have not entered into any reverse repurchase agreements.

      O.    Mortgage-Backed Dollar Rolls

            The Intermediate Duration Portfolio, the Intermediate Duration Institutional Portfolio, U.S. Government Short Duration Portfolio and the Short Duration Plus Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio's simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolios are compensated by "fee income", which is received when the Portfolios enter into the commitment. Such fee income is recorded as deferred income and accrued by each Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolios.

NOTE 2. Investment Management and Transactions with Affiliated Persons

      A.    Management Fee

            Under the Investment Management Agreement between the Funds and the Adviser, the Adviser manages the investment of each Portfolio's assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Funds to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Boards of Directors.


--------------------------------------------------------------------------------
56  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

             Each of the Portfolios of Sanford C. Bernstein Fund, Inc. pays the Adviser an investment management fee, based on the annual rate, for such services as follows:


                                                 ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO

                                                  FIRST           NEXT           NEXT         NEXT
                                                $1 BILLION     $3 BILLION     $2 BILLION   $2 BILLION    THEREAFTER
    ---------------------------------------------------------------------------------------------------------------
    Tax-Managed International and                 0.925%         0.850%         0.800%        0.750%       0.650%
    International Portfolios

                                                                  FIRST           NEXT           NEXT
                                                                $1 BILLION     $1 BILLION     $1 BILLION   THEREAFTER
    -----------------------------------------------------------------------------------------------------------------
    Emerging Markets Portfolio                                   1.175%          1.050%         1.000%       0.900%

                                                                  FIRST           NEXT           NEXT
                                                                $1 BILLION     $2 BILLION     $2 BILLION   THEREAFTER
    -----------------------------------------------------------------------------------------------------------------
    New York Municipal, California Municipal,                    0.500%          0.450%         0.400%       0.350%
    Diversified Municipal and
    Intermediate Duration Portfolios

                                                                   FIRST                   NEXT
                                                                $250 BILLION           $500 BILLION        THEREAFTER
    -----------------------------------------------------------------------------------------------------------------
    Short Duration California Municipal, Short Duration            0.500%                  0.450%            0.400%
    Diversified Municipal, Short Duration New York
    Municipal, U.S. Government Short Duration and
    Short Duration Plus Portfolios

            Prior to November 29, 2005, each of the Portfolios paid the Adviser an investment management fee, based on the annual rate, for such services as follows:

                     ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO

                                                                   FIRST                   NEXT
                                                                $250 MILLION           $500 MILLION        THEREAFTER
    -----------------------------------------------------------------------------------------------------------------
    Short Duration California Municipal, Short Duration            0.50%                   0.45%             0.40%
    Diversified Municipal, Short Duration New York
    Municipal, U.S. Government Short Duration and
    Short Duration Plus Portfolios

                                                                    FIRST                  NEXT
                                                                 $1 BILLION             $2 BILLION         THEREAFTER
    -----------------------------------------------------------------------------------------------------------------
    New York Municipal, California Municipal, Diversified          0.50%                   0.45%             0.40%
    Municipal, and Intermediate Duration Portfolios

                                                                  FIRST           NEXT           NEXT
                                                                $1 BILLION     $3 BILLION     $2 BILLION   THEREAFTER
    -----------------------------------------------------------------------------------------------------------------
    Tax-Managed International and International Portfolios       1.00%           0.90%          0.85%        0.75%

                                                                    FIRST                  NEXT
                                                                 $1 BILLION             $1 BILLION         THEREAFTER
    -----------------------------------------------------------------------------------------------------------------
    Emerging Markets Portfolio                                     1.25%                   1.125%            1.00%


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  57

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

            The Intermediate Duration Institutional Portfolio of Sanford C. Bernstein Fund II, Inc. pays the Adviser an advisory fee at an annual rate of .50% of the average daily net assets of the Portfolio for the first $1 billion and .45% thereafter. The Intermediate Duration Institutional Portfolio and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated March 22, 2002, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses in respect of the Portfolio for the current fiscal year, so that total operational expenses do not exceed the annual rate of 0.45% of average daily net assets of the Portfolio. For the six months ended March 31, 2006, the aggregate amount of such fee waiver was $431,431.

      B.    Shareholder Servicing Fee; Transfer Agency Fee

            Under the Shareholder Servicing Agreement between the Sanford C.Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. The Shareholder Servicing Agreement does not apply to the Retail Classes and the Intermediate Duration Institutional Portfolio. Under the agreement, the fee paid by each Portfolio except the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to the Adviser for services is .10 of 1% of the average daily net assets of each Portfolio during the month, and the fee paid by the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio for services is .25 of 1% of the average daily net assets of each Portfolio during the month.

            Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2006, the compensation retained by ABIS amounted to: Tax-Managed International, $635; International $9,892; Diversified Municipal Portfolio, $20,648; California Municipal Portfolio, $9,000; New York Municipal Portfolio, $12,281; and Short Duration Plus Portfolio, $21,204. During the period, ABIS voluntarily agreed to waive a portion of its fees for such services for the Tax-Managed International Portfolio and the International Portfolio. Such waivers amounted to $8,365 and $291, respectively, for the six months ended March 31, 2006.

            For the six months ended March 31, 2006, the expenses for the Retail Classes of the Tax-Managed International Portfolio, International Portfolio, Diversified Municipal Portfolio, California Municipal Portfolio, New York Municipal Portfolio and Short Duration Plus Portfolio were reduced under an expense offset arrangement with ABIS by $35, $539, $909, $410, $521 and $1,014, respectively.

      C.    Distribution Arrangements--the Funds Except the Retail Classes

            Under the Distribution Agreement between the Funds, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the "Distributor"), the Distributor agrees to act as agent to sell shares of the 13 Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

      D.    Distribution Arrangements--the Retail Classes Only

            The Retail Classes of the Tax-Managed International Portfolio and International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the "Agreement"), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.), (the "Distributor"), a wholly-owned subsidiary


--------------------------------------------------------------------------------
58  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

            of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares, respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C.Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

                   TAX-MANAGED                         DIVERSIFIED     CALIFORNIA       NEW YORK           SHORT
                  INTERNATIONAL      INTERNATIONAL      MUNICIPAL       MUNICIPAL       MUNICIPAL      DURATION PLUS
        ============================================================================================================
        Class B     $138,934           $173,081         $  982,970       $608,393       $1,135,983       $306,380

        Class C      438,294            484,522          1,272,139        727,812          859,227        595,392

            Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A Shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's Shares.

      E.    Other Transactions with Affiliates

            Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the Tax-Managed International Portfolio and the International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the Tax-Managed International Portfolio and the International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

            AllianceBernstein Investments, Inc., has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the six months ended March 31, 2006, as follows:

                                          FRONT-END         CONTINGENT DEFERRED SALES CHARGES
                                        SALES CHARGES    ---------------------------------------
            PORTFOLIO                      CLASS A        CLASS A         CLASS B       CLASS C
            ====================================================================================
            Tax-Managed International     $1,404         $    0         $   113        $  107
            International                  5,811              0           5,081         8,341
            Diversified Municipal          1,301              0          36,735         2,242
            California Municipal             846              0           9,424           689
            New York Municipal             1,525          1,991          26,804         1,247
            Short Duration Plus            2,237            655          28,873           924

            For the six months ended March 31, 2006, the Tax-Managed International, International and Emerging Markets Portfolios paid brokerage commissions to Sanford C. Bernstein & Co., LLC, in the amount of $560, $640 and $11,945, and the Tax-Managed International Portfolio paid commissions to Sanford C. Bernstein & Co., Ltd., in the amount of $69,330.

NOTE 3. Investment Security Transactions

      A.    Purchases and Sales

            For the period from October 1, 2005 through March 31, 2006, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  59

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

                                                  PURCHASES                             SALES
                                               EXCLUDING U.S.      PURCHASES OF     EXCLUDING U.S.       SALES OF
                                                 GOVERNMENT      U.S. GOVERNMENT      GOVERNMENT     U.S. GOVERNMENT
                                                 SECURITIES        SECURITIES         SECURITIES       SECURITIES
        ============================================================================================================
        Tax-Managed International               $2,161,654,856   $            0    $2,069,135,210    $            0
        International                            1,196,537,428                0     1,164,312,240                 0
        Emerging Markets                           564,870,478                0       650,667,526                 0
        Intermediate Duration                      966,247,626    5,863,946,202       406,119,592     5,695,115,286
        U.S. Government Short Duration               1,152,620       68,165,392           515,504        67,633,601
        Intermediate Duration Institutional        199,386,039    1,226,368,733        79,641,819     1,184,113,703
        Short Duration Diversified Municipal        56,154,340                0        74,050,955                 0
        Short Duration California Municipal         22,526,183                0        15,332,265                 0
        Short Duration New York Municipal           24,064,078                0        44,718,422                 0
        Diversified Municipal                      809,890,476                0       559,675,427                 0
        California Municipal                       230,803,057                0       161,409,802                 0
        New York Municipal                         242,699,528                0       243,212,086                 0
        Short Duration Plus                         78,416,330      326,050,607        63,345,824       357,875,522

      B.    Distributions to Shareholders

            The tax character of distributions to be paid for the year ending September 30, 2006 will be determined at the end of the fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004, were as follows:

        TAX-MANAGED INTERNATIONAL                   2005               2004
        ------------------------------------------------------------------------
        Distributions paid from:
          Ordinary income                      $ 38,554,498        $ 61,238,586
          Net long-term capital gains            64,402,318                   0
                                               ------------        ------------
        Total distributions paid               $102,956,816        $ 61,238,586
                                               ------------        ------------

        INTERNATIONAL                               2005               2004
        ------------------------------------------------------------------------
        Distributions paid from:
          Ordinary income                      $ 19,679,950        $ 18,338,621
                                               ------------        ------------
        Total distributions paid               $ 19,679,950        $ 18,338,621
                                               ------------        ------------

        EMERGING MARKETS                            2005               2004
        ------------------------------------------------------------------------
        Distributions paid from:
          Ordinary income                      $  2,635,948       $  9,586,370
          Net long-term capital gains            36,713,975                  0
                                               ------------       ------------
        Total distributions paid               $ 39,349,923       $  9,586,370
                                               ------------       ------------

        INTERMEDIATE DURATION                       2005               2004
        ------------------------------------------------------------------------
        Distributions paid from:
          Ordinary income                      $126,024,077       $ 99,678,637
          Net long-term capital gains             8,277,788                  0
                                               ------------       ------------
        Total distributions paid               $134,301,865       $ 99,678,637
                                               ------------       ------------


--------------------------------------------------------------------------------
60  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

        U.S. GOVERNMENT SHORT DURATION              2005               2004
        ------------------------------------------------------------------------
        Distributions paid from:
          Ordinary income                      $ 2,498,232         $ 3,537,784
                                               -----------         -----------
        Total distributions paid               $ 2,498,232         $ 3,537,784
                                               -----------         -----------

        INTERMEDIATE DURATION INSTITUTIONAL         2005               2004
        ------------------------------------------------------------------------
        Distributions paid from:
          Ordinary income                      $27,390,220         $26,771,666
          Net long-term capital gains            2,316,118           1,035,029
                                               -----------         -----------
        Total distributions paid               $29,706,338         $27,806,695
                                               -----------         -----------

        SHORT DURATION DIVERSIFIED MUNICIPAL        2005               2004
        ------------------------------------------------------------------------
        Distributions paid from:
          Ordinary income                      $    60,040         $   469,395
                                               -----------         -----------
        Total taxable distributions paid            60,040             469,395
        Tax exempt distributions                 5,154,214           4,112,219
                                               -----------         -----------
        Total distributions paid               $ 5,214,254         $ 4,581,614
                                               -----------         -----------

        SHORT DURATION CALIFORNIA MUNICIPAL         2005               2004
        ------------------------------------------------------------------------
        Distributions paid from:
          Ordinary Income                      $    19,368         $    44,614
        Total taxable distributions paid            19,368              44,614
        Tax exempt distributions                 1,269,565           1,182,918
                                               -----------         -----------
        Total distributions paid               $ 1,288,933         $ 1,227,532
                                               -----------         -----------

        SHORT DURATION NEW YORK MUNICIPAL           2005               2004
        ------------------------------------------------------------------------
        Distributions paid from:
          Ordinary income                      $    26,833         $    68,586
                                               -----------         -----------
        Total taxable distributions paid            26,833              68,586
        Tax exempt distributions                 2,430,772           2,136,107
                                               -----------         -----------
        Total distributions paid               $ 2,457,605         $ 2,204,693
                                               -----------         -----------

        DIVERSIFIED MUNICIPAL                       2005               2004
        ------------------------------------------------------------------------
        Distributions paid from:
          Ordinary income                      $   983,998         $ 2,700,837
                                               -----------         -----------
        Total taxable distributions paid           983,998           2,700,837
        Tax Exempt Distributions                89,976,779          77,360,866
                                               -----------         -----------
        Total distributions paid               $90,960,777         $80,061,703
                                               -----------         -----------

        CALIFORNIA MUNICIPAL                        2005               2004
        ------------------------------------------------------------------------
        Distributions paid from:
          Ordinary income                      $   608,022         $ 1,078,849
          Net long-term capital gains              257,140             584,016
                                               -----------         -----------
        Total taxable distributions paid           865,162           1,662,865
        Tax exempt distributions                29,602,653          24,422,628
                                               -----------         -----------
        Total distributions paid               $30,467,815         $26,085,493
                                               -----------         -----------


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  61

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

        NEW YORK MUNICIPAL                          2005               2004
        ------------------------------------------------------------------------
        Distributions paid from:
          Ordinary income                      $   394,306         $ 1,067,657
                                               -----------         -----------
        Total taxable distributions paid           394,308           1,067,657
        Tax exempt distributions                42,784,655          38,705,448
                                               -----------         -----------
        Total Distributions Paid               $43,178,963         $39,773,105
                                               -----------         -----------

        SHORT DURATION PLUS                           2005                2004
        ------------------------------------------------------------------------
        Distributions paid from:
          Ordinary income                      $16,260,569         $14,180,368
        Total taxable distributions paid           401,157                   0
                                               -----------         -----------
        Total distributions paid               $16,661,726         $14,180,368
                                               -----------         -----------

        As of September 30, 2005, the components of accumulated earnings (deficits) on a tax basis were as follows:

                                                                                ACCUMULATED                               TOTAL
                                                                 LONG TERM      CAPITAL AND         UNREALIZED          ACCUMULATED
                                                ORDINARY          CAPITAL       OTHER GAINS        APPRECIATION/         EARNINGS/
                                                INCOME (a)         GAIN         (LOSSES) (b)    (DEPRECIATION) (c)     (DEFICIT) (d)
      ------------------------------------------------------------------------------------------------------------------------------
      Tax-Managed International               $107,662,808     $320,454,973      $          0    $ 1,545,804,490    $ 1,973,922,271
      International                             36,957,866                0       (54,114,121)       624,188,137        607,031,882
      Emerging Markets                          41,825,953      350,419,065                 0        665,442,114      1,057,687,132
      Intermediate Duration                      4,986,387          927,234                 0         (7,887,417)        (1,973,796)
      U.S. Government Short Duration               120,626                0          (772,540)          (873,118)        (1,525,032)
      Intermediate Duration Institutional          553,516                0           (81,091)        (1,322,441)          (850,016)
      Short Duration Diversified Municipal         157,229(a)             0          (235,136)          (678,819)          (756,726)
      Short Duration California Municipal           18,652(a)             0           (53,282)          (329,146)          (363,776)
      Short Duration New York Municipal             74,805(a)             0          (536,888)           200,791           (261,292)
      Diversified Municipal                      2,831,820(a)             0        (5,593,133)        43,464,135         40,702,822
      California Municipal                         756,170(a)             0        (2,122,815)        16,386,194         15,019,549
      New York Municipal                         1,262,158(a)             0        (1,041,094)        23,398,194         23,619,258
      Short Duration Plus                           62,743                0        (3,594,854)        (4,914,253)        (8,446,364)

      (a) Includes tax exempt income as shown below:

      Short Duration Diversified Municipal                            $  153,764
      Short Duration California Municipal                                 17,279
      Short Duration New York Municipal                                   74,049
      Diversified Municipal                                            2,781,491
      California Municipal                                               756,170
      New York Municipal                                               1,247,841


--------------------------------------------------------------------------------
62  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

      (b) At September 30, 2005, the following Portfolios had capital loss carryforwards as shown below:

                                                CAPITAL LOSS
                                             CARRYFORWARD AMOUNT      EXPIRATION
      --------------------------------------------------------------------------
      International                              $54,114,121           9/30/11
      U.S. Government Short Duration                 772,540           9/30/13
      Intermediate Duration Institutional             81,091           9/30/13
      Short Duration Diversified Municipal           235,136           9/30/13
      Short Duration California Municipal             53,282           9/30/13
      Short Duration New York Municipal              467,595           9/30/09
      Short Duration New York Municipal               69,293           9/30/11
      Diversified Municipal                        1,541,518           9/30/09
      Diversified Municipal                        4,051,615           9/30/13
      California Municipal                         2,122,815           9/30/13
      New York Municipal                           1,041,094           9/30/09
      Short Duration Plus                          3,594,854           9/30/13

      (c) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and straddles, swap income (loss) accrual, and mark to market on forward contracts and passive foreign investment companies.

      (d) The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October deferrals.

      At September 30, 2005, the following Portfolios had post-October capital and/or currency loss defferrals as shown below. For tax purposes, these losses are deemed to arise on October 1, 2005:

                                                POST-OCTOBER CAPITAL      POST-OCTOBER FOREIGN
                                                   LOSS DEFERRAL         CURRENCY LOSS DEFERRAL
        ---------------------------------------------------------------------------------------
        Tax-Managed International                   $        0                $  328,941
        Emerging Markets                                     0                 1,968,291
        U.S. Government Short Duration                 775,884                         0
        Intermediate Duration Institutional             36,043                         0
        Short Duration Diversified Municipal           909,794                         0
        Short Duration California Municipal            156,405                         0
        Short Duration New York Municipal              620,624                         0
        Short Duration Plus                          5,711,473                         0

      During the year ended September 30, 2005, capital loss carryforwards were utilized by the Portolios as shown below:

                                                              CAPITAL LOSS
                                                        CARRYFORWARD UTILIZED
        ------------------------------------------------------------------------
        International                                        $210,700,325
        Short Duration New York Municipal                             499
        New York Municipal                                      1,172,858
                                                             ------------


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  63

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

NOTE 4. Risks Involved in Investing in the Portfolios

      Emerging Markets and International Portfolios--Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. In addition, national policies may restrict investment opportunities.

      In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

      Fixed Income Portfolios--Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

      Concentration of Credit Risk--The two California Municipal Portfolios and two New York Municipal Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

      Indemnification Risk--In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE 5. Risks Involved in Futures and Foreign Currency Contracts

      Portfolios may purchase or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. Financial futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. dollars of a foreign currency. The contract amounts reflect the extent of each Portfolio's involvement in these financial instruments. To the extent that the Funds enter into short futures, losses may be unlimited. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Funds' activities in futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks.

      The Short Duration Plus Portfolio, Intermediate Duration Portfolio,Intermediate Duration Institutional Portfolio, Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio may enter into forward exchange currency contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. Foreign currency contracts involve elements of market risk in excess of the amount reflected in the statements of assets and liabilities. A Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the foreign currency contract. In addition, a Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms


--------------------------------------------------------------------------------
64  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

      of their contracts.

NOTE 6. Capital-Share Transactions

      As of March 31, 2006, the Sanford C. Bernstein Fund, Inc., has authorized
      7.8 billion shares of common stock, par value $0.001 per share, of which
      7.5 billion are divided into 12 Portfolios. It has allocated 1 billion to the Tax-Managed International Portfolio of which 400 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares; 600 million to the Intermediate Duration Portfolio; 1.2 billion to the International Portfolio of which 600 million is allocated to the International Class Shares and 200 million to each of the three retail classes of shares; 1.6 billion to the Diversified Municipal Portfolio, divided evenly into four classes; 200 million each to the Emerging Markets Portfolio and the U.S. Government Short Duration Portfolio; 800 million each to the California Municipal Portfolio and New York Municipal Portfolio, divided evenly into four classes; 800 million to the Short Duration Plus Portfolio, 200 million each to the four existing classes; and 100 million each to the Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio. The Sanford C. Bernstein Fund II, Inc., has authorized 300 million shares of common stock with par value $0.001 per share. Share transactions for each Portfolio for the six months ended March 31, 2006 and the year ended September 30, 2005, were as follows:


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  65

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

                                                                        TAX-MANAGED INTERNATIONAL PORTFOLIO

                                                                SHARES                             AMOUNT

                                                    SIX MONTHS                          SIX MONTHS
                                                   ENDED 3/31/06      YEAR ENDED       ENDED 3/31/06      YEAR ENDED
                                                    (UNAUDITED)         9/30/05         (UNAUDITED)         9/30/05
-----------------------------------------------------------------------------------------------------------------------
Tax-Managed International Class Shares
Shares sold                                            26,974,754        47,072,434   $   672,676,228   $ 1,052,136,545
Shares issued to shareholders on
reinvestment of dividends                              15,633,830         4,555,651       368,489,365        97,855,405
Shares redeemed                                       (14,953,408)      (31,558,920)     (375,291,147)     (706,984,300)
                                                  ---------------   ---------------   ---------------   ---------------
Net increase                                           27,655,176        20,069,165       665,874,446       443,007,650
Beginning of period                                   245,926,680       225,857,515     4,105,308,695     3,662,301,045
                                                  ---------------   ---------------   ---------------   ---------------
End of period                                         273,581,856       245,926,680   $ 4,771,183,141   $ 4,105,308,695
                                                  ===============   ===============   ===============   ===============

-----------------------------------------------------------------------------------------------------------------------
Tax-Managed International Class A Shares
Shares sold                                                42,688           102,026   $     1,076,447   $     2,254,583
Shares issued to shareholders on
reinvestment of dividends                                   8,764               205           205,596             4,390
Shares converted from Class B                                   0               540                 0            12,028
Shares redeemed                                            (4,194)             (516)         (103,346)          (12,442)
                                                  ---------------   ---------------   ---------------   ---------------
Net increase                                               47,258           102,255         1,178,697         2,258,559
Beginning of period                                       108,762             6,507         2,387,469           128,910
                                                  ---------------   ---------------   ---------------   ---------------
End of period                                             156,020           108,762   $     3,566,166   $     2,387,469
                                                  ===============   ===============   ===============   ===============

-----------------------------------------------------------------------------------------------------------------------
Tax-Managed International Class B Shares
Shares sold                                                 9,991             6,403   $       250,292   $       141,983
Shares issued to shareholders on
reinvestment of dividends                                     298                51             6,962             1,059
Shares converted to Class A                                     0              (544)                0           (12,028)
Shares redeemed                                            (1,890)           (1,294)          (48,479)          (29,294)
                                                  ---------------   ---------------   ---------------   ---------------
Net increase                                                8,399             4,616           208,775           101,720
Beginning of period                                         7,353             2,737           156,250            54,530
                                                  ---------------   ---------------   ---------------   ---------------
End of period                                              15,752             7,353   $       365,025   $       156,250
                                                  ===============   ===============   ===============   ===============

-----------------------------------------------------------------------------------------------------------------------
Tax-Managed International Class C Shares
Shares sold                                                25,088            20,255   $       612,626   $       452,475
Shares issued to shareholders on
reinvestment of dividends                                   1,365                87            31,824             1,874
Shares redeemed                                            (1,746)             (706)          (42,706)          (16,392)
                                                  ---------------   ---------------   ---------------   ---------------
Net increase                                               24,707            19,636           601,744           437,957
Beginning of period                                        27,819             8,183           601,495           163,538
                                                  ---------------   ---------------   ---------------   ---------------
End of period                                              52,526            27,819   $     1,203,239   $       601,495
                                                  ===============   ===============   ===============   ===============


--------------------------------------------------------------------------------
66  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                                         INTERNATIONAL PORTFOLIO

                                                                SHARES                             AMOUNT

                                                    SIX MONTHS                          SIX MONTHS
                                                   ENDED 3/31/06      YEAR ENDED       ENDED 3/31/06      YEAR ENDED
                                                    (UNAUDITED)         9/30/05         (UNAUDITED)         9/30/05
-----------------------------------------------------------------------------------------------------------------------
International Class Shares
Shares sold                                           13,622,805        19,431,940   $   332,317,269   $   410,168,394
Shares issued to shareholders on
reinvestment of dividends                              1,540,784           945,230        36,285,430        19,065,301
Shares redeemed                                      (11,721,889)      (16,342,116)     (285,237,628)     (343,893,907)
                                                 ---------------   ---------------   ---------------   ---------------
Net increase                                           3,441,700         4,035,054        83,365,071        85,339,788
Beginning of period                                  119,708,749       115,673,695     2,184,055,571     2,098,715,783
                                                 ---------------   ---------------   ---------------   ---------------
End of period                                        123,150,449       119,708,749   $ 2,267,420,642   $ 2,184,055,571
                                                 ===============   ===============   ===============   ===============

-----------------------------------------------------------------------------------------------------------------------
International Class A Shares
Shares sold                                              374,178         1,175,024   $     9,164,160   $    24,657,035
Shares issued to shareholders on
reinvestment of dividends                                  7,075             1,066           166,052            21,461
Shares converted from Class B                              2,169             3,514            55,294            75,664
Shares redeemed                                         (493,555)         (121,631)      (12,125,133)       (2,656,916)
                                                 ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                 (110,133)        1,057,973        (2,739,627)       22,097,244
Beginning of period                                    1,223,176           165,203        25,143,620         3,046,376
                                                 ---------------   ---------------   ---------------   ---------------
End of period                                          1,113,043         1,223,176   $    22,403,993   $    25,143,620
                                                 ===============   ===============   ===============   ===============

-----------------------------------------------------------------------------------------------------------------------
International Class B Shares
Shares sold                                               45,251            91,339   $     1,088,752   $     1,892,028
Shares issued to shareholders on
reinvestment of dividends                                    441               216            10,303             4,324
Shares converted to Class A                               (2,181)           (3,545)          (55,294)          (75,664)
Shares redeemed                                          (17,740)          (19,485)         (433,534)         (413,136)
                                                 ---------------   ---------------   ---------------   ---------------
Net increase                                              25,771            68,525           610,227         1,407,552
Beginning of period                                      116,862            48,337         2,295,837           888,285
                                                 ---------------   ---------------   ---------------   ---------------
End of period                                            142,633           116,862   $     2,906,064   $     2,295,837
                                                 ===============   ===============   ===============   ===============

-----------------------------------------------------------------------------------------------------------------------
International Class C Shares
Shares sold                                              181,390           337,112   $     4,415,226   $     6,941,414
Shares issued to shareholders on
reinvestment of dividends                                    628               267            14,686             5,349
Shares redeemed                                         (190,486)         (112,716)       (4,516,811)       (2,412,856)
                                                 ---------------   ---------------   ---------------   ---------------
Net increase (decrease)                                   (8,468)          224,663           (86,899)        4,533,907
Beginning of period                                      472,339           247,676         9,079,404         4,545,497
                                                 ---------------   ---------------   ---------------   ---------------
End of period                                            463,871           472,339   $     8,992,505   $     9,079,404
                                                 ===============   ===============   ===============   ===============


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  67

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

                                                   -----------------------------     -----------------------------------
                                                             EMERGING                           INTERMEDIATE
                                                           MARKETS VALUE                          DURATION
                                                             PORTFOLIO                            PORTFOLIO
                                                   -----------------------------     -----------------------------------
                                                    SIX MONTHS                          SIX MONTHS
                                                   ENDED 3/31/06      YEAR ENDED       ENDED 3/31/06      YEAR ENDED
                                                    (UNAUDITED)         9/30/05         (UNAUDITED)         9/30/05
------------------------------------------------------------------------------------------------------------------------
Shares sold                                           5,989,617         10,080,394       43,058,481         69,094,301
Shares issued to shareholders
on reinvestment of dividends
and distributions                                    10,834,592          1,190,384        1,089,413          2,311,887
Shares redeemed                                      (5,938,415)       (14,857,739)     (15,273,347)       (28,853,086)
                                                   ------------       ------------     ------------       ------------
Net increase (decrease)
in shares outstanding                                10,885,794         (3,586,961)      28,874,547         42,553,102
Shares outstanding at
beginning of period                                  43,505,863         47,092,824      255,266,942        212,713,840
                                                   ------------       ------------     ------------       ------------
Shares outstanding at
end of period                                        54,391,657         43,505,863      284,141,489        255,266,942
                                                   ============       ============     ============       ============

                                                   -----------------------------     -----------------------------------
                                                           U.S. GOVERNMENT                  INTERMEDIATE DURATION
                                                           SHORT DURATION                       INSTITUTIONAL
                                                              PORTFOLIO                           PORTFOLIO
                                                   -----------------------------     -----------------------------------
                                                    SIX MONTHS                          SIX MONTHS
                                                   ENDED 3/31/06      YEAR ENDED       ENDED 3/31/06      YEAR ENDED
                                                    (UNAUDITED)         9/30/05         (UNAUDITED)         9/30/05
-----------------------------------------------------------------------------------------------------------------------
Shares sold                                             704,338          1,335,866       10,672,443         12,843,724
Shares issued to shareholders
on reinvestment of dividends
and distributions                                        59,335            106,625          300,939            846,398
Shares redeemed                                      (1,041,160)        (1,882,568)      (6,021,696)       (10,364,588)
                                                   ------------       ------------     ------------       ------------
Net increase (decrease)
in shares outstanding                                  (277,487)          (440,077)       4,951,686          3,325,534
Shares outstanding at
beginning of period                                   6,939,375          7,379,452       42,673,898         39,348,364
                                                   ------------       ------------     ------------       ------------
Shares outstanding at
end of period                                         6,661,888          6,939,375       47,625,584         42,673,898
                                                   ============       ============     ============       ============


--------------------------------------------------------------------------------
68  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                ---------------------------   ---------------------------   ---------------------------
                                     SHORT DURATION                 SHORT DURATION                 SHORT DURATION
                                   DIVERSIFIED MUNICIPAL         CALIFORNIA MUNICIPAL            NEW YORK MUNICIPAL
                                         PORTFOLIO                    PORTFOLIO                      PORTFOLIO
                                ---------------------------   ---------------------------   ---------------------------

                                  SIX MONTHS                    SIX MONTHS                    SIX MONTHS
                                ENDED 3/31/06   YEAR ENDED    ENDED 3/31/06    YEAR ENDED   ENDED 3/31/06   YEAR ENDED
                                 (UNAUDITED)      9/30/05      (UNAUDITED)      9/30/05      (UNAUDITED)      9/30/05
-----------------------------------------------------------------------------------------------------------------------
Shares sold                         6,335,045    13,703,501      2,428,014      3,635,973      2,094,589      5,800,480
Shares issued to shareholders
on reinvestment of dividends
and distributions                     111,444       173,534         35,997         64,525         54,888         90,356
Shares redeemed                    (8,234,314)  (13,353,227)    (1,842,359)    (4,425,411)    (2,714,545)    (5,836,199)

Net increase (decrease)
in shares outstanding              (1,787,825)      523,808        621,652       (724,913)      (565,068)        54,637
Shares outstanding at
beginning of period                20,655,698    20,131,890      4,973,154      5,698,067      9,934,353      9,879,716

Shares outstanding at
end of period                      18,867,873    20,655,698      5,594,806      4,973,154      9,369,285      9,934,353
                                  ===========   ===========    ===========    ===========    ===========    ===========


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  69

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

                                                   ---------------------------------------------------------------------
                                                                     DIVERSIFIED MUNICIPAL PORTFOLIO
                                                   ---------------------------------------------------------------------

                                                   -----------------------------     -----------------------------------
                                                                SHARES                             AMOUNT
                                                   -----------------------------     -----------------------------------
                                                    SIX MONTHS                          SIX MONTHS
                                                   ENDED 3/31/05      YEAR ENDED       ENDED 3/31/05      YEAR ENDED
                                                    (UNAUDITED)         9/30/04         (UNAUDITED)         9/30/04
------------------------------------------------------------------------------------------------------------------------
Municipal Class
Shares sold                                           44,466,957      67,306,052     $   622,068,157    $   954,163,543
Shares issued to shareholders on
reinvestment of dividends                                549,549       1,025,694           7,690,007         14,537,618
Shares redeemed                                      (17,474,505)    (32,601,964)       (244,380,717)      (461,940,395)
                                                   -------------    ------------     ---------------    ---------------
Net increase                                          27,542,001      35,729,782         385,377,447        506,760,766
Beginning of period                                  211,642,663     175,912,881       2,936,487,756      2,429,726,990
                                                   -------------    ------------     ---------------    ---------------
End of period                                        239,184,664     211,642,663     $ 3,321,865,203    $ 2,936,487,756
                                                   =============    ============     ===============    ===============

------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Class A Shares
Shares sold                                              503,158       1,418,380     $     7,046,986    $    20,132,758
Shares issued to shareholders on
reinvestment of dividends                                 51,666         115,543             723,320          1,638,421
Shares converted from Class B                             59,569         157,152             831,957          2,222,023
Shares redeemed                                       (1,435,225)     (2,905,957)        (20,077,736)       (41,230,449)
                                                   -------------    ------------     ---------------    ---------------
Net decrease                                            (820,832)     (1,214,882)        (11,475,473)       (17,237,247)
Beginning of period                                    5,925,090       7,139,972          84,215,672        101,452,919
                                                   -------------    ------------     ---------------    ---------------
End of period                                          5,104,258       5,925,090     $    72,740,199    $    84,215,672
                                                   =============    ============     ===============    ===============

------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Class B Shares
Shares sold                                               27,346         201,550     $       382,425    $     2,864,835
Shares issued to shareholders on
reinvestment of dividends                                 32,415          81,542             453,868          1,156,539
Shares converted to Class A                              (59,574)       (157,197)           (831,957)        (2,222,023)
Shares redeemed                                       (1,040,696)     (2,160,430)        (14,559,769)       (30,611,828)
                                                   -------------    ------------     ---------------    ---------------
Net decrease                                          (1,040,509)     (2,034,535)        (14,555,433)       (28,812,477)
Beginning of period                                    4,695,737       6,730,272          66,505,842         95,318,319
                                                   -------------    ------------     ---------------    ---------------
End of period                                          3,655,228       4,695,737     $    51,950,409    $    66,505,842
                                                   =============    ============     ===============    ===============

------------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Class C Shares
Shares sold                                              108,707         440,590     $     1,522,585    $     6,253,538
Shares issued to shareholders on
reinvestment of dividends                                 25,454          59,271             356,408            840,684
Shares redeemed                                       (1,001,320)     (2,000,134)        (14,009,496)       (28,364,922)
                                                   -------------    ------------     ---------------    ---------------
Net decrease                                            (867,159)     (1,500,273)        (12,130,503)       (21,270,700)
Beginning of period                                    4,766,497       6,266,770          67,792,723         89,063,423
                                                   -------------    ------------     ---------------    ---------------
End of period                                          3,899,338       4,766,497     $    55,662,220    $    67,792,723
                                                   =============    ============     ===============    ===============


--------------------------------------------------------------------------------
70  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                   --------------------------------------------------------------------
                                                                     CALIFORNIA MUNICIPAL PORTFOLIO
                                                   --------------------------------------------------------------------

                                                   -----------------------------     ----------------------------------
                                                                SHARES                             AMOUNT
                                                   -----------------------------     ----------------------------------
                                                    SIX MONTHS                          SIX MONTHS
                                                   ENDED 3/31/05      YEAR ENDED       ENDED 3/31/05      YEAR ENDED
                                                    (UNAUDITED)         9/30/04         (UNAUDITED)         9/30/04
=======================================================================================================================
Municipal Class
Shares sold                                          14,174,089        21,434,750    $   200,578,253    $   307,063,523
Shares issued to shareholders on
reinvestment of dividends                               196,690           414,093          2,784,335          5,934,834
Shares redeemed                                      (6,684,168)      (11,381,962)       (94,559,568)      (163,180,906)
                                                   ------------     -------------    ---------------    ---------------
Net increase                                          7,686,611        10,466,881        108,803,020        149,817,451
Beginning of period                                  69,085,237        58,618,356        968,230,834        818,413,383
                                                   ------------     -------------    ---------------    ---------------
End of period                                        76,771,848        69,085,237    $ 1,077,033,854    $   968,230,834
                                                   ============     =============    ===============    ===============

Intermediate Municipal Class A Shares
Shares sold                                             354,345           956,855    $     5,015,586    $    13,703,260
Shares issued to shareholders on
reinvestment of dividends                                25,251            58,866            357,393            843,393
Shares converted from Class B                               893            50,349             12,647            722,083
Shares redeemed                                        (708,931)       (1,108,320)       (10,025,860)       (15,850,412)
                                                   ------------     -------------    ---------------    ---------------
Net decrease                                           (328,442)          (42,250)        (4,640,234)          (581,676)
Beginning of period                                   2,628,962         2,671,212         37,856,603         38,438,279
                                                   ------------     -------------    ---------------    ---------------
End of period                                         2,300,520         2,628,962    $    33,216,369    $    37,856,603
                                                   ============     =============    ===============    ===============

Intermediate Municipal Class B Shares
Shares sold                                              22,577            31,283    $       320,547    $       449,100
Shares issued to shareholders on
reinvestment of dividends                                14,627            36,862            207,082            528,386
Shares converted to Class A                                (893)          (50,375)           (12,647)          (722,083)
Shares redeemed                                        (353,726)         (668,920)        (5,001,681)        (9,570,894)
                                                   ------------     -------------    ---------------    ---------------
Net decrease                                           (317,415)         (651,150)        (4,486,699)        (9,315,491)
Beginning of period                                   1,832,025         2,483,175         26,334,637         35,650,128
                                                   ------------     -------------    ---------------    ---------------
End of period                                         1,514,610         1,832,025    $    21,847,938    $    26,334,637
                                                   ============     =============    ===============    ===============

Intermediate Municipal Class C Shares
Shares sold                                              31,622           147,263    $       446,584    $     2,111,016
Shares issued to shareholders on
reinvestment of dividends                                14,623            34,066            206,966            488,199
Shares redeemed                                        (361,153)         (602,915)        (5,110,304)        (8,638,516)
                                                   ------------     -------------    ---------------    ---------------
 Net decrease                                          (314,908)         (421,586)        (4,456,754)        (6,039,301)
Beginning of period                                   2,001,884         2,423,470         28,833,785         34,873,086
                                                   ------------     -------------    ---------------    ---------------
End of period                                         1,686,976         2,001,884    $    24,377,031    $    28,833,785
                                                   ============     =============    ===============    ===============


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  71

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

                                                   --------------------------------------------------------------------
                                                                     NEW YORK MUNICIPAL PORTFOLIO
                                                   --------------------------------------------------------------------

                                                   -----------------------------     ----------------------------------
                                                                SHARES                             AMOUNT
                                                   -----------------------------     ----------------------------------
                                                    SIX MONTHS                          SIX MONTHS
                                                   ENDED 3/31/06      YEAR ENDED       ENDED 3/31/06      YEAR ENDED
                                                    (UNAUDITED)         9/30/05         (UNAUDITED)         9/30/05
-----------------------------------------------------------------------------------------------------------------------
Municipal Class
Shares sold                                          15,340,042        26,547,744    $   212,078,706    $   372,003,374
Shares issued to shareholders on
reinvestment of dividends                               356,667           701,028          4,932,890          9,824,232
Shares redeemed                                      (7,537,076)      (15,053,132)      (104,201,906)      (210,928,598)
                                                   ------------     -------------    ---------------    ---------------
Net increase                                          8,159,633        12,195,640        112,809,690        170,899,008
Beginning of period                                  91,649,286        79,453,646      1,250,318,289      1,079,419,281
                                                   ------------     -------------    ---------------    ---------------
End of period                                        99,808,919        91,649,286    $ 1,363,127,979    $ 1,250,318,289
                                                   ============     =============    ===============    ===============

-----------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Class A Shares
Shares sold                                             170,318           698,228    $     2,350,771    $     9,785,713
Shares issued to shareholders on
reinvestment of dividends                                39,688            87,840            548,614          1,230,549
Shares converted from Class B                             5,362            78,587             74,057          1,099,352
Shares redeemed                                        (433,890)       (1,492,557)        (5,994,533)       (20,880,330)
                                                   ------------     -------------    ---------------    ---------------
Net decrease                                           (218,522)         (627,902)        (3,021,091)        (8,764,716)
Beginning of period                                   3,217,902         3,845,804         45,196,625         53,961,341
                                                   ------------     -------------    ---------------    ---------------
End of period                                         2,999,380         3,217,902    $    42,175,534    $    45,196,625
                                                   ============     =============    ===============    ===============

-----------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Class B Shares
Shares sold                                              53,967           187,179    $       746,945    $     2,625,061
Shares issued to shareholders on
reinvestment of dividends                                30,350            68,721            419,450            962,490
Shares converted to Class A                              (5,362)          (78,669)           (74,057)        (1,099,352)
Shares redeemed                                        (642,565)         (786,711)        (8,871,510)       (11,010,516)
                                                   ------------     -------------    ---------------    ---------------
Net decrease                                           (563,610)         (609,480)        (7,779,172)        (8,522,317)
Beginning of period                                   3,515,762         4,125,242         49,444,786         57,967,103
                                                   ------------     -------------    ---------------    ---------------
End of period                                         2,952,152         3,515,762    $    41,665,614    $    49,444,786
                                                   ============     =============    ===============    ===============

-----------------------------------------------------------------------------------------------------------------------
Intermediate Municipal Class C Shares
Shares sold                                              43,975           220,479    $       607,850    $     3,095,559
Shares issued to shareholders on
reinvestment of dividends                                13,896            36,044            192,089            505,218
Shares redeemed                                        (566,879)       (1,410,557)        (7,825,232)       (19,757,119)
                                                   ------------     -------------    ---------------    ---------------
Net decrease                                           (509,008)       (1,154,034)        (7,025,293)       (16,156,342)
Beginning of period                                   2,605,267         3,759,301         36,941,753         53,098,095
                                                   ------------     -------------    ---------------    ---------------
End of period                                         2,096,259         2,605,267    $    29,916,460    $    36,941,753
                                                   ============     =============    ===============    ===============


--------------------------------------------------------------------------------
72  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                   -------------------------------------------------------------------
                                                                     SHORT DURATION PLUS PORTFOLIO
                                                   -------------------------------------------------------------------

                                                   -----------------------------     ---------------------------------
                                                                SHARES                             AMOUNT
                                                   -----------------------------     ---------------------------------
                                                    SIX MONTHS                          SIX MONTHS
                                                   ENDED 3/31/06      YEAR ENDED       ENDED 3/31/06      YEAR ENDED
                                                    (UNAUDITED)         9/30/05         (UNAUDITED)         9/30/05
======================================================================================================================
Short Duration Plus Class
Shares sold                                           4,377,069        11,221,512    $    53,924,591    $   140,436,628
Shares issued to shareholders on
reinvestment of dividends and distributions             231,338           426,621          2,850,766          5,342,279
Shares redeemed                                      (6,249,330)      (12,766,090)       (76,958,363)      (159,809,492)
                                                   ------------     -------------    ---------------    ---------------
Net decrease                                         (1,640,923)       (1,117,957)       (20,183,006)       (14,030,585)
Beginning of period                                  32,188,431        33,306,388        408,567,036        422,597,621
                                                   ------------     -------------    ---------------    ---------------
End of period                                        30,547,508        32,188,431    $   388,384,030    $   408,567,036
                                                   ============     =============    ===============    ===============

-----------------------------------------------------------------------------------------------------------------------
Short Duration Class A Shares (a)
Shares sold                                             747,770         1,940,658    $     9,205,670    $    24,341,652
Shares issued to shareholders on
reinvestment of dividends and distributions              50,173            96,914            618,299          1,213,366
Shares converted from Class B                            48,798           106,805            601,137          1,334,579
Shares redeemed                                      (1,172,109)       (3,347,092)       (14,447,547)       (41,955,853)
                                                   ------------     -------------    ---------------    ---------------
Net decrease                                           (325,368)       (1,202,715)        (4,022,441)       (15,066,256)
Beginning of period                                   3,438,262         4,640,977         45,013,580         60,079,836
                                                   ------------     -------------    ---------------    ---------------
End of period                                         3,112,894         3,438,262    $    40,991,139    $    45,013,580
                                                   ============     =============    ===============    ===============

-----------------------------------------------------------------------------------------------------------------------
Short Duration Class B Shares (a)
Shares sold                                              98,234           489,329    $     1,211,635    $     6,137,972
Shares issued to shareholders on
reinvestment of dividends and distributions              23,282            50,309            286,901            630,063
Shares converted to Class A                             (48,798)         (106,847)          (601,137)        (1,334,579)
Shares redeemed                                        (597,801)       (1,671,609)        (7,366,441)       (20,944,554)
                                                   ------------     -------------    ---------------    ---------------
Net  decrease                                          (525,083)       (1,238,818)        (6,469,042)       (15,511,098)
Beginning of period                                   2,257,289         3,496,107         29,232,925         44,744,023
                                                   ------------     -------------    ---------------    ---------------
End of period                                         1,732,206         2,257,289    $    22,763,883    $    29,232,925
                                                   ============     =============    ===============    ===============

-----------------------------------------------------------------------------------------------------------------------
Short Duration Class C Shares (a)
Shares sold                                              78,277           508,402    $       964,458    $     6,376,122
Shares issued to shareholders on
reinvestment of dividends and distributions              16,945            36,795            208,730            460,712
Shares redeemed                                        (467,041)       (1,725,576)        (5,753,482)       (21,624,133)
                                                   ------------     -------------    ---------------    ---------------
Net decrease                                           (371,819)       (1,180,379)        (4,580,294)       (14,787,299)
Beginning of period                                   1,945,794         3,126,173         25,284,964         40,072,263
                                                   ------------     -------------    ---------------    ---------------
End of period                                         1,573,975         1,945,794    $    20,704,670    $    25,284,964
                                                   ============     =============    ===============    ===============

(a) Class A, B and C Shares commenced distribution on January 30, 2004.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  73

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

NOTE 7. Line of Credit

      The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the line of credit during the six months ended March 31, 2006.

      A number of open-end mutual funds managed by the Adviser, including the Sanford C. Bernstein Fund II, Inc., participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statements of operations. The Portfolio did not utilize the Facility during the period ended March 31, 2006.

NOTE 8. Legal Proceedings

      As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

      On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

      (i)The Adviser agreed to establish a $250 million fund (the"Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) proportionate share of advisory fees paid by such fund during the period of such market timing;

      (ii)The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; however, the Portfolios did not have their fees reduced; and

      (iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Funds, will introduce governance and compliance changes.

      A special committee of the AllianceBernstein's Board of Directors, comprised of the members of the AllianceBernstein's Audit Committee and the other independent member of the AllianceBernstein's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

      In addition, the independent directors of the Sanford C. Bernstein Fund, Inc. have designated an independent economic consultant and independent counsel to investigate the above-mentioned matters.

      On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by


--------------------------------------------------------------------------------
74  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

      alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

      Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

      On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

      On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

      On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

      On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  75

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.
Notes to Financial Statements (continued)

      Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 11, 2006, the Court dismissed the Writ and later granted defendants a 30-day stay to file an appeal. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

      On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and
      (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fundrelated fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

      Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

      On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

      It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


--------------------------------------------------------------------------------
76  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Results of Shareholders Meeting
Unaudited

The Annual Meeting of Stockholders of Sanford C. Bernstein Fund (the "Fund") was held on December 6, 2005. The Meeting was originally scheduled to be held on November 15, 2005, however an insufficient number of votes had been received as of November 15, 2005 to constitute a quorum and the Meeting was therefore adjourned until December 6, 2005 in order to permit for additional time for the solicitation of proxies. At the December 6, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares was voted in favor of the proposal, and the proposal was approved. A description of the proposal and number of shares voted at the Meeting are as follows:

      1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                               WITHHELD
                                  VOTED FOR                    AUTHORITY
--------------------------------------------------------------------------------
Irwin Engelman                   482,138,928                   3,375,067

Bart Friedman                    482,352,757                   3,161,238

Roger Hertog                     481,543,420                   3,970,575

William Kristol                  474,455,075                  11,058,920

Thomas B. Stiles II              482,140,530                   3,373,465

Rosalie J. Wolf                  482,546,822                   2,967,173


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  77

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------
    Roger Hertog
    President

    Rosalie J. Wolf*
    Chairman

    Irwin Engelman*
    Director

    Bart Friedman*+
    Director

    William Kristol*+
    Director

    Thomas B. Stiles II*+
    Director

================================================================================
OFFICERS
--------------------------------------------------------------------------------

    Philip L. Kirstein
    Senior Vice President and
    Independent Compliance Officer

    Mark D. Gersten
    Treasurer and Chief Financial Officer

    Emilie D. Wrapp
    Secretary

================================================================================
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

    PricewaterhouseCoopers LLP
    300 Madison Avenue
    New York, New York 10017

================================================================================
LEGAL COUNSEL
--------------------------------------------------------------------------------

    Willkie Farr & Gallagher LLP
    787 Seventh Avenue
    New York, New York 10019

================================================================================
CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    State Street Bank and Trust Company
    One Lincoln Street
    Boston, Massachusetts 02111

================================================================================
INVESTMENT ADVISER
--------------------------------------------------------------------------------

    AllianceBernstein L.P.
    1345 Avenue of the Americas
    New York, New York 10105

* Member of the Audit Committee and the Independent Directors Committee. + Member of the Governance, Nominating and Compensation Committee.


--------------------------------------------------------------------------------
78  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

Board's Consideration of Investment Management Arrangements

      The process relating to the annual review of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the "Fund"), on behalf of each of its portfolios (each, a "Portfolio" and collectively, the "Portfolios"), and AllianceBernstein L.P. (the "Adviser") (the "Investment Management Agreement") commenced following receipt by the Adviser of a letter dated July 21, 2005, from counsel to the Directors who are not interested persons of the Fund (the "Independent Directors"). The letter contained a preliminary list of information required by the Independent Directors to conduct their annual review. The Directors received materials relating to the renewal of the Investment Management Agreement from the Adviser during September 2005. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 28, 2005, the Directors held an in-person meeting to begin their review of the Investment Management Agreement and to consider an amendment proposed by the Adviser to the fee schedule, which included additional breakpoints at higher asset levels for the Intermediate Duration Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio, California Municipal Portfolio, Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio. Following discussion at this meeting, the Independent Directors requested that the Adviser propose a different amended schedule for certain of the Portfolios. On October 25, 2005, the Independent Directors met in executive session with counsel to the Independent Directors and the Senior Officer to review a revised proposal with respect to the fee schedule from the Adviser. On October 26, 2005, the Board of Directors held an in-person meeting to review the Investment Management Agreement and the revised proposal from the Adviser, which included a further reduction in the advisory fee rate for the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio. The Board considered the Adviser's amended proposal and in turn proposed additional reductions in fees for the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio. The Board of Directors, including the Independent Directors, determined to extend the Investment Management Agreement with the fee rates then in effect until December 1, 2005, to provide sufficient time for management to review the additional reductions proposed by the Board and the Board to consider the Adviser's responses to the Board's proposal. It was determined that the Board of Directors would meet at an in-person meeting on November 28, 2005 for the purpose of considering the renewal of the Investment Management Agreement for an additional annual term in light of the various proposals that had been made. Between October 26, 2005 and November 28, 2005, the Independent Directors, their counsel, and the Adviser considered additional proposed amendments to the fee schedule. At the November 28, 2005 meeting, the Board approved the advisory fee rate structure shown below under "Advisory Fee Rate Schedule."

      In approving the continuation of the Investment Management Agreement for an additional annual term with the revised fee schedule, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuance of the Agreement would be in the best interests of each respective Portfolio. The Board received materials relating to its consideration of the Investment Management Agreement, including: (i) information comparing the performance of the Portfolios to other investment companies with similar investment objectives and to one or more securities indices; (ii) information about the nature, extent and quality of investment and administrative services rendered by the Adviser; (iii) payments received by the Adviser from all sources in respect of the Portfolios and the Fund as a group; (iv) costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolios and the Fund as a group; (v) comparative fee and expense data for the Portfolios and other investment companies with similar investment objectives; (vi) information about the extent to which economies of scale would be realized as the Portfolios grow and whether fee levels reflect these economies of scale for the benefit of investors; (vii) the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolios, including the extent to which the Adviser benefits from soft dollar arrangements; (viii) information about "revenue sharing" arrangements that the Adviser may enter into in respect of any of the Portfolios; (ix) portfolio turnover rates of the Portfolios; (x) fall-out benefits which the Adviser and its affiliates may receive from their relationships to the Portfolios; (xi) information about fees charged by the Adviser to other like clients with similar investment objectives; (xii) professional experience and qualifications of the Fund's management teams and other senior personnel of the Adviser; and (xiii) the terms of the Investment Management Agreement.

      The Directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Investment Management Agreement. This evaluation was contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General. In his evaluation, the Senior Officer concluded that the fees contained in the Adviser's September 28, 2005 proposal


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  79

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

Board's Consideration of Investment Management Arrangements (continued)

      were reasonable with respect to the fixed-income Portfolios and recommended that the fees for the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio be reduced. The Directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; costs to the Adviser and its affiliates of supplying such services pursuant to the Investment Management Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolios grow larger; and the nature and quality of the Adviser's services including the performance of the Portfolios.

      The matters discussed below were considered separately by the Independent Directors in several executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement as amended, including the fees to be charged for services thereunder.

Fees and Expenses

      The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser at the September 28, 2005 meeting (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives ("peer group"). Both the peer group category and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. ("Lipper"), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios' peer groups.

      The Board considered data based on information provided by Lipper, particularly that:

      o the Short Duration Plus Portfolio's contractual management fee was at the median of its peer group, its actual management fee was above the median of its peer group, and its actual total expenses were below the median of its peer group.

      o the U.S. Government Short Duration Portfolio's contractual management fee and actual management fee were above the median of its peer group, and its actual total expenses were at the median of its peer group.

      o the Intermediate Duration Portfolio's contractual management fee was above the median of its peer group, its actual management fee was at the median of its peer group, and its actual total expenses were below the median of its peer group.

      o the California Municipal Portfolio's contractual management fee and actual total expenses were below the median of its peer group, and its actual management fee was at the median of its peer group.

      o the Diversified Municipal Portfolio's contractual management fee was above the median of its peer group, and its actual management fee and actual total expenses were below the median of its peer group.

      o the New York Municipal Portfolio's contractual management fee and its actual total expenses were below the median of its peer group, and its actual management fee was above the median of its peer group.

      o the Short Duration California Municipal Portfolio's contractual management fee was below the median of its peer group, its actual management fee was at the median of its peer group, and its actual total expenses were above the median of its peer group.

      o the Short Duration Diversified Municipal Portfolio's contractual management fee, actual management fee and actual total

--------------------------------------------------------------------------------
80  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

            expenses were above the median of its peer group.

      o the Short Duration New York Municipal Portfolio's contractual management fee and actual management fee were above the median of its peer group, and its actual total expenses were below the median of its peer group.

      o the International Portfolio's contractual management fee, actual management fee, and actual total expenses were above the median of its peer group

      o the Tax-Managed International Portfolio's contractual management fee and actual total expenses were above the median of its peer group, and its actual management fee was at the median of its peer group.

      o the Emerging Markets Portfolio's contractual management fee, actual management fee and actual total expenses were above the median of its peer group.

      The Board also received and considered information about the services rendered, and the fee rates offered, to other clients advised by the Adviser.

      On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the fees shown below under "Advisory Fee Schedule Effective November 29, 2005" were reasonable.

Nature, Extent and Quality of Services

      The Board of Directors, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates. The Board used its knowledge and experience gained as directors of the Fund in evaluating the quality of the services of the Adviser, including the scope and quality of the Adviser's investment management capabilities, other resources dedicated to performing its services and the quality of its administrative and other services provided to the Fund. Particularly, the Board considered the background and experience of the Adviser's senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. In further evaluating the quality of services provided by the Adviser, the Board was informed that in management's judgment, the Adviser has the resources to attract and retain highly qualified investment professionals, including research and advisory personnel. In particular, the Board was informed that the Adviser's investment staff consists of:

      o In the case of the Fixed-Income Portfolios, there are 63 Fixed Income Portfolio Managers, 46 Fixed-Income Credit Research Analysts, 4 Structured Analysts, 8 Fixed-Income Economists, 8 Fixed-Income Quantitative Analysts and 7 Fixed-Income Traders.

      o In the case of the International and Tax-Managed International Portfolios, there are 28 senior portfolio managers*, including 1 economist, 123 research analysts, including 100 fundamental and 23 quantitative, and 20 traders.

      * Includes 8 members of the Style Blend Investment Team dedicated to managing style blend portfolios comprised of underlying investments in Bernstein Value and Alliance Growth portfolios.

      o In the case of the Emerging Markets Portfolio, there are 19 senior portfolio managers*, including 1 economist, 94 research analysts, including 71 fundamental and 23 quantitative, and 18 traders.

      * Includes 8 members of the Style Blend Investment Team dedicated to managing style blend portfolios comprised of underlying investments in Bernstein Value and Alliance Growth portfolios.

      The Board also considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios.

      The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund and noted that such staff was sufficient to ensure a high level of quality service to the Fund.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  81

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

Board's Consideration of Investment Management Arrangements (continued)

      The Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Adviser.

Fund Performance

      The Board of Directors, including the Independent Directors, received and considered information about each Portfolio's investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio's peer group, both before and after fees, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2005 ("relevant periods") and versus each Portfolio's appropriate benchmark index, after fees, for the year to date, 1-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2005. Both the funds included in each Portfolio's peer group and the comparative performance data were provided to the Directors by Lipper. The Board noted that:

      (i) the Short Duration Plus Portfolio underperformed the median of its peer group over the 1-year period both before and after fees, but that it outperformed the median of its peer group over the remaining relevant periods both before and after fees. The Portfolio outperformed its benchmark index, the Merrill Lynch 1-3 Year Treasury Index, over the 1-year and 3-year periods ended June 30, 2005. The Portfolio underperformed against the benchmark index for the year to date, 5-year, 10-year and since inception periods.

      (ii) the U.S. Government Short Duration Portfolio performed at the median of its peer group over the 1-year period and below the median of its peer group over all remaining relevant periods, all after fees. The Portfolio outperformed the median of its peer group before fees over all relevant periods with the exception of the 10-year period over which it underperformed against the median. The Portfolio underperformed its benchmark index, the Merrill Lynch 1-3 Year Treasury Index, over all relevant periods.

      (iii) the Intermediate Duration Portfolio performed at the median of its peer group over the 1-year and 3-year periods but underperformed against the median over the 5-year and 10-year periods, all net of fees. Before fees, the Portfolio underperformed its peer group over all relevant periods except the 3-year period over which it performed at the median of its peer group. The Portfolio underperformed its benchmark index, the Lehman Aggregate Bond Index, over all relevant periods except the 3-year period, over which it outperformed the benchmark index.

      (iv) the Diversified Municipal Portfolio underperformed the median of its peer group, both before and after fees, over all relevant periods. The Portfolio outperformed its benchmark index, the Lehman 5 Year General Obligation Municipal Bond Index, over the year to date and 1-year periods and underperformed against the benchmark index for the remaining relevant periods.

      (v) the New York Municipal Portfolio underperformed the median of its peer group, both before and after fees, over all relevant periods. The Portfolio outperformed its benchmark index, the Lehman 5 Year General Obligation Municipal Bond Index, over the year to date and 1-year periods and underperformed against the benchmark index for the remaining relevant periods.

      (vi) the California Municipal Portfolio underperformed the median of its peer group, both before and after fees, over all relevant periods. The Portfolio outperformed its benchmark index, the Lehman 5 Year General Obligation Municipal Bond Index, over the year to date and 1-year periods and underperformed against the benchmark index for the remaining relevant periods.

      (vii) the Short Duration Diversified Municipal Portfolio underperformed the median of its peer group, both before and after fees, over all relevant periods. The Portfolio outperformed its benchmark index, the Lehman 1 Year Municipal Bond Index, over the 1-year period and underperformed against the benchmark index for the remaining relevant periods.

      (viii) the Short Duration New York Municipal Portfolio underperformed the median of its peer group, both before and after fees, over all relevant periods. The Portfolio outperformed its benchmark index, the Lehman 1 Year Municipal Bond Index, over the year to date and 1-year periods and underperformed against the benchmark index for the remaining relevant periods.

      (ix) the Short Duration California Municipal Portfolio underperformed the median of its peer group, both before and after


--------------------------------------------------------------------------------
82  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

      fees, over all relevant periods. The Portfolio also underperformed its benchmark index, the Lehman 1 Year Municipal Bond Index, over all relevant periods.

      (x) the Tax-Managed International Portfolio underperformed the median of its peer group over all relevant periods except the 5-year and 10-year periods during which it performed at the median, all after fees. Before fees, the Portfolio underperformed against the median over the 1-year and 3-year periods, outperformed the median for the 5-year period and performed at the median for the 10-year period. The Portfolio outperformed its benchmark index, the MSCI EAFE Foreign-Stock Market Index, over the 5-year, 10-year and since inception periods, but underperformed against the benchmark index for the year to date, 1-year and 3-year periods.

      (xi) the International Portfolio performed at the median of its peer group over the 3-year period but underperformed against the median over the 1-year and 5-year periods, all net of fees. Before fees, the Portfolio underperformed its peer group over the 1-year period, but outperformed its peer group over the 3-year and 5-year periods. The Portfolio outperformed its benchmark index, the MSCI EAFE Foreign-Stock Market Index over the 5-year and since inception periods, but underperformed against the benchmark index for the year to date, 1-year and 3-year periods.

      (xii) the Emerging Markets Portfolio substantially outperformed the median of its peer group over the 1-year, 3-year and 5-year periods both before and after fees. The Portfolio outperformed its benchmark index, the MSCI Emerging Markets Index, over the 1-year, 3-year, 5-year and since inception periods but underperformed the benchmark index over the year to date period.

      The Board noted that the underperformance of some of the Portfolios net of fees versus their respective indices was at least partly due to the fact that the Portfolios' benchmarks do not account for the fees that would be charged if an entity were able to replicate them and offer them to retail investors. The Board also noted that the duration of each of the fixed-income Portfolios is shorter than the implied duration of the Portfolios' peer categories. These differences have a substantial impact to the performance of the fixed-income Portfolios.

      The Board concluded that the performance generated by the Adviser was satisfactory.

Profitability

      The Board of Directors, including the Independent Directors, considered the level of the Adviser's profits in respect of its management of the Fund. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors also reviewed information in respect of 2004 that had been prepared with revised expense allocation methodology, which had also been reviewed by the Senior Officer's independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed that there is no generally accepted allocation methodology for information of this type. The Directors also received a presentation from the independent consultant which reviewed the Adviser's methods of calculating profitability.

      After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser's profits in respect of its management of the Fund was reasonable.

Economies of Scale

      The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry.

      The Board concluded that each Portfolio's breakpoint arrangements could result in a sharing of economies of scale.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  83

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

Board's Consideration of Investment Management Arrangements (continued)

Other Benefits to the Adviser

      The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser as service providers to the Portfolios, including for administrative and transfer agency services, as well as the extent to which the Adviser benefits from soft dollar arrangements. It also considered other benefits potentially derived from an increase in the Adviser's business as a result of its relationship with the Fund.

      The Board concluded that other ancillary benefits that the Adviser could be expected to receive with regard to providing investment advisory and other services to the Fund, such as those noted above, were reasonable.

Advisory Fee Rate Schedule

      On the basis of the information considered, the Board concluded that the advisory fee rates for the New York Municipal, California Municipal, Diversified Municipal, Intermediate Duration, Tax-Managed International, International and Emerging Markets Portfolios should be amended as follows:

      For the Short Duration Plus, U.S. Government Short Duration, Short Duration California Municipal, Short Duration New York Municipal and Short Duration Diversified Municipal Portfolios, the Independent Directors determined to approve the continuation of the Investment Management Agreement, without change to these Portfolios' fee schedules, for an additional annual term.

ADVISORY FEE SCHEDULE EFFECTIVE
------------------------------------------------------------------------------------------------------------------------------------
                                                                 NOVEMBER 29, 2005                   PREVIOUS ADVISORY FEE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
New York Municipal Portfolio                         .50% of the first $1 billion;                    .50% of the first $1 billion;
                                     .45% of assets in excess of $1 billion up to,    .45% of assets in excess of $1 billion up to,
                                                     but not exceeding $3 billion;                    but not exceeding $3 billion;
                                     .40% of assets in excess of $3 billion up to,           .40% of assets in excess of $3 billion
                                                    but not exceeding $5 billion;
                                           .35% of assets in excess of $5 billion

California Municipal Portfolio                      .50% of the first $1 billion;                     .50% of the first $1 billion;
                                    .45% of assets in excess of $1 billion up to,   .45% of assets in excess of  $1 billion up to,
                                                    but not exceeding $3 billion;                    but not exceeding $3 billion;
                                    .40% of assets in excess of $3 billion up to,           .40% of assets in excess of  $3 billion
                                                    but not exceeding $5 billion;
                                           .35% of assets in excess of $5 billion

Diversified Municipal Portfolio                     .50% of the first $1 billion;                   .50% of the first $1 billion;
                                    .45% of assets in excess of $1 billion up to,     .45% of assets in excess of $1 billion up to,
                                                    but not exceeding $3 billion;                     but not exceeding $3 billion;
                                    .40% of assets in excess of $3 billion up to,            .40% of assets in excess of $3 billion
                                                    but not exceeding $5 billion;
                                           .35% of assets in excess of $5 billion

Intermediate Duration Portfolio                     .50% of the first $1 billion;                     .50% of the first $1 billion;
                                    .45% of assets in excess of $1 billion up to,    .45% of assets in excess of  $1 billion up to,
                                                    but not exceeding $3 billion;                     but not exceeding $3 billion;
                                    .40% of assets in excess of $3 billion up to,           .40% of assets in excess of  $3 billion
                                                    but not exceeding $5 billion;
                                           .35% of assets in excess of $5 billion

Tax-Managed International Portfolio                .925% of the first $1 billion;                    1.00% of the first $1 billion;
                                    .85% of assets in excess of $1 billion up to,    .90% of assets in excess of  $1 billion up to,
                                                    but not exceeding $4 billion;                     but not exceeding $4 billion;
                                    .80% of assets in excess of $4 billion up to,    .85% of assets in excess of  $4 billion up to,
                                                    but not exceeding $6 billion;                     but not exceeding $6 billion;
                                    .75% of assets in excess of $6 billion up to,           .75% of assets in excess of  $6 billion
                                                    but not exceeding $8 billion;
                                           .65% of assets in excess of $8 billion


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84  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                             NOVEMBER 29, 2005                        PREVIOUS ADVISORY FEE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------

International Portfolio                         .925% of the first $1 billion;                        1.00% of the first $1 billion;
                                 .85% of assets in excess of $1 billion up to,        .90% of assets in excess of  $1 billion up to,
                                                 but not exceeding $4 billion;                         but not exceeding $4 billion;
                                 .80% of assets in excess of $4 billion up to,        .85% of assets in excess of  $4 billion up to,
                                                 but not exceeding $6 billion;                        but not  exceeding $6 billion;
                                 .75% of assets in excess of $6 billion up to,               .75% of assets in excess of  $6 billion
                                                 but not exceeding $8 billion;
                                        .65% of assets in excess of $8 billion

Emerging Markets Portfolio                     1.175% of the first $1 billion;                        1.25% of the first $1 billion;
                                1.05% of assets in excess of $1 billion up to,       1.125% of assets in excess of $1 billion up to,
                                                 but not exceeding $2 billion;                         but not exceeding $2 billion;
                                1.00% of assets in excess of $2 billion up to,               1.00% of assets in excess of $2 billion
                                                 but not exceeding $3 billion;
                                       0.90% of assets in excess of $3 billion

      For the Short Duration Plus, U.S. Government Short Duration, Short Duration California Municipal, Short Duration New York Municipal and Short Duration Diversified Municipal Portfolios, the Independent Directors determined to approve the continuation of the Investment Management Agreement, without change to these Portfolios' fee schedules, for an additional annual term.



--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  85

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholders Report or the Financial Statements

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

      The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and the Sanford C. Bernstein Fund, Inc. (the "Fund")(2), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to
      Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation will consider the following factors:

      1. Management fees charged to institutional and other clients of the Adviser for like services.

      2. Management fees charged by other mutual fund companies for like services.

      3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit.

      4. Profit margins of the Adviser and its affiliates from supplying such services.

      5.    Possible economies of scale as the Fund grows larger.

      6. Nature and quality of the Adviser's services including the performance of the Fund.

FUNDS ADVISORY FEES AND EXPENSE RATIOS

      The table below describes the Portfolios' advisory fees pursuant to the Investment Advisory Agreement. The fees below reflect the additional breakpoints proposed by the Adviser at the Board of Directors meeting on September 28, 2005.

                                                                                          ADVISORY FEE BASED ON % OF
                                                                   PORTFOLIO               AVERAGE DAILY NET ASSETS
      -----------------------------------------------------------------------------------------------------------------
      Tax-Managed International Portfolio                        First $1 billion                     1.00%
                                                                  Next $3 billion                     0.90%
                                                                  Next $2 billion                     0.85%
                                                                  Next $2 billion                     0.75%
                                                               Excess of $8 billion                   0.65%

      International Portfolio                                    First $1 billion                     1.00%
                                                                  Next $3 billion                     0.90%
                                                                  Next $2 billion                     0.85%
                                                                  Next $2 billion                     0.75%
                                                               Excess of $8 billion                   0.65%

      Emerging Markets Portfolio                                 First $1 billion                    1.250%
                                                                  Next $1 billion                    1.125%
                                                                  Next $1 billion                    1.000%
                                                               Excess of $3 billion                  0.900%

(1) It should be noted that the information in the fee summary was completed on October 17, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Advisor Class shares of the Fund. In addition, because the Fund's September 30, 2005 annual financial statements had not yet been finalized, references to "most recently completed fiscal year" or "most recent fiscal year" in this report refer to the Fund's fiscal year end as of September 30, 2004.

(2) The Fund includes the Sanford C. Bernstein Tax-Managed International Portfolio, Sanford C. Bernstein International Portfolio, Sanford C. Bernstein Emerging Markets Portfolio, Sanford C. Bernstein U.S. Government Short Duration Portfolio, Sanford C. Bernstein Short Duration Plus Portfolio, Sanford C. Bernstein Intermediate Duration Portfolio, Sanford C. Bernstein Short Duration California Municipal Portfolio, Sanford C. Bernstein Short Duration Diversified Municipal Portfolio, Sanford C. Bernstein Short Duration New York Municipal Portfolio, Sanford C. Bernstein California Municipal Portfolio, Sanford C. Bernstein Diversified Municipal Portfolio, Sanford C. Bernstein New York Municipal Portfolio (each a "Portfolio" and collectively the "Portfolios"). Future references to the various Portfolios in this report do not include "Sanford C. Bernstein."


--------------------------------------------------------------------------------
86  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

                                                                                          ADVISORY FEE BASED ON % OF
                                                                   PORTFOLIO               AVERAGE DAILY NET ASSETS
      -----------------------------------------------------------------------------------------------------------------
      U.S. Government Short Duration Portfolio                  First $250 million                   0.50%
                                                                 Next $500 million                   0.45%
                                                              Excess of $750 million                 0.40%

      Short Duration Plus Portfolio                             First $250 million                   0.50%
                                                                 Next $500 million                   0.45%
                                                              Excess of $750 million                 0.40%

      Intermediate Duration Portfolio                            First $1 billion                    0.50%
                                                                  Next $2 billion                    0.45%
                                                                  Next $2 billion                    0.40%
                                                               Excess of $5 billion                  0.35%

      Short Duration California Municipal Portfolio             First $250 million                   0.50%
                                                                 Next $500 million                   0.45%
                                                              Excess of $750 million                 0.40%

      Short Duration Diversified Municipal Portfolio            First $250 million                   0.50%
                                                                 Next $500 million                   0.45%
                                                              Excess of $750 million                 0.40%

      Short Duration New York Municipal Portfolio               First $250 million                   0.50%
                                                                 Next $500 million                   0.45%
                                                              Excess of $750 million                 0.40%

      California Municipal Portfolio                             First $1 billion                    0.50%
                                                                  Next $2 billion                    0.45%
                                                                  Next $2 billion                    0.40%
                                                               Excess of $5 billion                  0.35%

      Diversified Municipal Portfolio                            First $1 billion                    0.50%
                                                                  Next $2 billion                    0.45%
                                                                  Next $2 billion                    0.40%
                                                               Excess of $5 billion                  0.35%

      New York Municipal Portfolio                               First $1 billion                    0.50%
                                                                  Next $2 billion                    0.45%
                                                                  Next $2 billion                    0.40%
                                                               Excess of $5 billion                  0.35%

      The table below shows the Portfolios' expense ratios calculated from the beginning of the Portfolios' current fiscal year, October 1, 2004 through June 30, 2005.

                                                                   PORTFOLIO                     EXPENSE RATIO
      -----------------------------------------------------------------------------------------------------------------
      Tax-Managed International Portfolio                           Advisor                           1.22%
                                                                    Class A                           1.54%
                                                                    Class B                           2.24%
                                                                    Class C                           2.25%


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  87

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

                                                                     PORTFOLIO             EXPENSE RATIO
      --------------------------------------------------------------------------------------------------
      International Portfolio                                         Advisor                  1.26%
                                                                      Class A                  1.59%
                                                                      Class B                  2.29%
                                                                      Class C                  2.29%

      Emerging Markets Portfolio                                      Advisor                  1.67%

      U.S. Government Short Duration Portfolio                        Advisor                  0.77%

      Short Duration Plus Portfolio                                   Advisor                  0.66%
                                                                      Class A                  1.00%
                                                                      Class B                  1.70%
                                                                      Class C                  1.70%

      Intermediate Duration Portfolio                                 Advisor                  0.60%

      Short Duration California Municipal Portfolio                   Advisor                  0.79%

      Short Duration Diversified Municipal Portfolio                  Advisor                  0.70%

      Short Duration New York Municipal Portfolio                     Advisor                  0.74%

      California Municipal Portfolio                                  Advisor                  0.64%
                                                                      Class A                  0.88%
                                                                      Class B                  1.58%
                                                                      Class C                  1.58%

      Diversified Municipal Portfolio                                 Advisor                  0.61%
                                                                      Class A                  0.86%
                                                                      Class B                  1.56%
                                                                      Class C                  1.56%

      New York Municipal Portfolio                                    Advisor                  0.63%
                                                                      Class A                  0.89%
                                                                      Class B                  1.59%
                                                                      Class C                  1.59%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

      The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool


--------------------------------------------------------------------------------
88  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

      of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

      Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.

                                                       NET ASSETS                    ALLIANCE INSTITUTIONAL
                PORTFOLIO                            08/31/05 ($MIL)                      FEE SCHEDULE
      -----------------------------------------------------------------------------------------------------------
      Tax-Managed International Portfolio                $5,828.3                   International Style Blend

                                                                                    80 bp on 1st $25 million

      International Portfolio                            $2,718.6                   65 bp on next $25 million
                                                                                    55 bp on next $50 million
                                                                                   45 bp on next $100 million
                                                                                      40 bp on the balance
                                                                                Minimum account size: $50 million

      Emerging Markets Portfolio                         $1,747.4                 Emerging Markets Style Blend
                                                                                    100 bp on 1st $50 million
                                                                                      80 bp on the balance
                                                                                Minimum account size: $50 million

      U.S. Government Short Duration Portfolio             $86.9                          Low Duration
                                                                                    40 bp on 1st $20 million
                                                                                    25 bp on next $80 million

      Short Duration Plus Portfolio                       $505.2                   20 bp on next $100 million
                                                                                      15 bp on the balance
                                                                                Minimum account size: $20 million

      Intermediate Duration Portfolio                    $3,369.8                        U.S. Core Plus
                                                                                    40 bp on 1st $20 million
                                                                                    25 bp on next $80 million
                                                                                   20 bp on next $100 million
                                                                                      15 bp on the balance
                                                                                Minimum account size: $20 million

      Short Duration California                            $63.0                    Short Duration Municipal
      Municipal Portfolio                                                           30 bp on 1st $20 million
                                                                                    20 bp on next $80 million

      Short Duration Diversified                          $256.7                   15 bp on next $150 million
      Municipal Portfolio                                                         12.5 bp on next $250 million
                                                                                      10 bp on the balance

      Short Duration New York Municipal Portfolio         $124.0                Minimum account size: $5 million

      California Municipal Portfolio                     $1,063.5                Intermediate Duration Municipal

      Diversified Municipal Portfolio                    $3,183.7                    50 bp on 1st $5 million
                                                                                   37.5 bp on next $15 million

      New York Municipal Portfolio                       $1,400.4                   25 bp on next $80 million
                                                                                     18.75 bp on the balance
                                                                                Minimum account size: $3 million


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  89

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

      The Adviser manages the AllianceBernstein Mutual Funds, which are open-end investment companies. The advisory schedule of these funds, implemented in January 2004 as a result of the Assurance of Discontinuance between the New York State Attorney General and the Adviser, contemplates eight categories of the AllianceBernstein Mutual Funds with all AllianceBernstein funds in each category having the same advisory fee schedule. The Adviser charges the following fees for these funds:

               CATEGORY                                 ADVISORY FEE
      --------------------------------------------------------------------------
                Growth                           75 bp on 1st $2.5 billion
                                                65 bp on next $2.5 billion
                                                   60 bp on the balance

                 Value                           55 bp on 1st $2.5 billion
                                                45 bp on next $2.5 billion
                                                   40 bp on the balance

               Balanced                          55 bp on 1st $2.5 billion
                                                45 bp on next $2.5 billion
                                                   40 bp on the balance

                 Blend                           65 bp on 1st $2.5 billion
                                                55 bp on next $2.5 billion
                                                   50 bp on the balance

             International                       75 bp on 1st $2.5 billion
                                                65 bp on next $2.5 billion
                                                   60 bp on the balance

               Specialty                         75 bp on 1st $2.5 billion
                                                65 bp on next $2.5 billion
                                                   60 bp on the balance

              High Income                        50 bp on 1st $2.5 billion
                                                45 bp on next $2.5 billion
                                                   40 bp on the balance

            Low Risk Income                      45 bp on 1st $2.5 billion
                                                40 bp on next $2.5 billion
                                                   35 bp on the balance


--------------------------------------------------------------------------------
90  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

      Set forth below are what would have been the Portfolios' effective advisory fees at current net asset levels had the AllianceBernstein fee schedules been applied to the Portfolios as well as the contractual management fees of the Portfolios(3). In this regard, since there is no AllianceBernstein Emerging Markets category for the Emerging Markets Portfolio, the Specialty/International category fee schedule is applied to the Emerging Markets Portfolio.

                                                           ALLIANCEBERNSTEIN           FUND EFFECTIVE
      PORTFOLIO                                        EFFECTIVE ADVISORY FEE (%)     ADVISORY FEE (%)
      ------------------------------------------------------------------------------------------------
      Tax-Managed International Portfolio                       0.686                      0.906

      International Portfolio                                   0.742                      0.940

      Emerging Markets Portfolio                                0.750                      1.204

      U.S. Government Short Duration Portfolio                  0.450                      0.500

      Short Duration Plus Portfolio                             0.450                      0.479

      Intermediate Duration Portfolio                           0.437                      0.481

      Short Duration California Municipal Portfolio             0.450                      0.500

      Short Duration Diversified Municipal Portfolio            0.450                      0.500

      Short Duration New York Municipal Portfolio               0.450                      0.500

      California Municipal Portfolio                            0.450                      0.498

      Diversified Municipal Portfolio                           0.439                      0.465

      New York Municipal Portfolio                              0.450                      0.486

      In all cases, the Portfolios' effective advisory fees are higher than what they would have been had the AllianceBernstein advisory fee schedules been applied to the Portfolios(4). The services the Adviser provides to the Portfolios are not substantially different from the investment services it provides to the other investment companies it manages. From the schedule alone, it is clear that the proposed advisory fees to be charged to the Portfolios are generally higher than the advisory fees charged by the Adviser to other investment companies which it manages.

      The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following fees for these funds:

      ASSET CLASS                                               FEE(5)
      --------------------------------------------------------------------------
      Emerging Markets Value                                    0.98%

      Emerging Markets Growth                                   1.00%

      Global Growth                                             1.00%

      Fixed Income                                              0.65%

(3) The contractual effective management fees shown were provided by Lipper. See footnote 8 for additional discussion.

(4) However, at certain asset levels, because the Short Duration Portfolios (Short Duration Plus Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio) reach their breakpoints at lower asset levels than mandates with the AllianceBernstein fee schedule, the effective advisory fee for the Short Duration Portfolios is lower at certain asset levels than the corresponding AllianceBernstein fund.

(5) The fees charged to the funds include a 0.10% fee for administrative services provided by the Adviser or its affiliates.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  91

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

      The offshore Global Wealth Strategies funds have an "all-in" fee which includes the investment advisory fee and distribution related fees. None of these off-shore funds have breakpoints in the advisory fee schedule. The "all-in" fee schedule for the Class A shares of these funds are:

      FUND                                            FEE
      -------------------------------------------------------------------------
      Global Equity Blend                            1.70%

      Global Balanced                                1.50%

      Global Conservative                            1.25%

      The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families whose investment styles are similar to the Portfolios. Set forth below are the different fee schedules that the Adviser has in place with the various sub-advisory relationships.

      PORTFOLIO                                                   FEE SCHEDULE
      ---------------------------------------------------------------------------------
      International Portfolio                              0.65% on first $75 million
                                                            0.50% on next $25 million
                                                           0.40% on next $200 million
                                                           0.35% on next $450 million
                                                              0.30% on the balance

      International Portfolio6                            0.60% on the first $1 billion
                                                         0.55% on the next $500 million
                                                         0.50% on the next $500 million
                                                         0.45% on the next $500 million
                                                              0.40% on the balance

      International Portfolio                            0.50% on the first $50 million
                                                              0.40% on the balance

      International Portfolio                                         0.50%

      International Portfolio                                         0.30%

      International Portfolio                                     Base fee of
                                                         0.22% on the first $1 billion
                                                           0.18% on next $1.5 billion
                                                                0.16% thereafter
                                                             Plus Performance Fee(7)

      Emerging Markets Portfolio                                      0.90%

      U.S. Government Short Duration Portfolio(6)        0.30% on the first $500 million
                                                         0.25% on the next $500 million
                                                         0.20% on the next $500 million
                                                         0.15% on the next $1.5 billion
                                                              0.12% on the balance

(6) This is the fee schedule of a fund managed by an affiliate of the Adviser.

(7) The additional performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess performance of the fund over its benchmark, the Morgan Stanley Capital International All World Index Excluding US (ACWI ex US) over a 60 month rolling period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.23%.


--------------------------------------------------------------------------------
92  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

      It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES

      Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolios' ranking with respect to the proposed management fees relative to the Lipper group medians at the approximate current asset levels of the Portfolios(8). It should be noted that at the request of the Senior Officer and Adviser, to obtain an expense group with a sufficient number of similar sized funds, front-end load, no-load and institutional funds were considered for inclusion in Lipper's Expense Group(9).

                                                          EFFECTIVE        LIPPER
                                                          MANAGEMENT        GROUP
      PORTFOLIO                                             FEE (%)        MEDIAN (%)     RANK
      ----------------------------------------------------------------------------------------
      Tax-Managed International Portfolio                   0.906            0.879        9/15

      International Portfolio                               0.940            0.900        9/15

      Emerging Markets Portfolio                            1.204            1.110        6/10

      U.S. Government Short Duration Portfolio              0.500            0.483        10/17

      Short Duration Plus Portfolio                         0.479            0.479        8/15

      Intermediate Duration Portfolio                       0.481            0.461        7/13

      Short Duration California Municipal Portfolio(10)     0.500            0.562        4/10

      Short Duration Diversified Municipal Portfolio        0.500            0.482        7/10

      Short Duration New York Municipal Portfolio           0.500            0.483        7/11

      California Municipal Portfolio(11)                    0.498            0.596        4/15

      Diversified Municipal Portfolio(12)                   0.465            0.452        7/12

      New York Municipal Portfolio                          0.486            0.500         4/9

(8) The "effective management fee" is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(9) Lipper's methodology uses the following criteria in screening funds to be included in each Portfolio's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

(10) The Portfolio's Lipper Expense Group includes seven other California short-intermediate municipal debt funds and two "other states" short-intermediate municipal debt funds as classified by Lipper. Without the "other states" short-intermediate municipal debt funds, the Lipper Expense Group would have had an effective management fee median of 0.563 and the Portfolio would have an effective management fee ranking of 4/8.

(11) The Portfolio's Lipper Expense Group includes five other California intermediate municipal debt funds and nine "other states" intermediate municipal debt funds as classified by Lipper. Without the "other states" intermediate municipal debt funds, the Lipper Expense Group would have had an effective management fee median of 0.498 and the Portfolio would have an effective management fee ranking of 3/6.

(12) The Portfolio's Lipper Expense Group includes 9 other intermediate municipal debt funds and two short-intermediate municipal debt funds as classified by Lipper. Without the two short-intermediate municipal debt funds, the Lipper Expense Group would have had an effective management fee median of
0.481 and the Portfolio would have an effective management fee ranking of 4/10.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  93

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

      Lipper also analyzed the expense ratios of each Portfolio in comparison to its Lipper Expense Group and Lipper Expense Universe13. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The results of that analysis are set forth below:

                                                          EXPENSE        LIPPER       LIPPER      LIPPER      LIPPER
                                                          RATIO(14)     UNIVERSE     UNIVERSE      GROUP       GROUP
      PORTFOLIO                                              (%)       MEDIAN (%)      RANK      MEDIAN (%)    RANK
      --------------------------------------------------------------------------------------------------------------
      Tax-Managed International Portfolio                   1.245        1.612        47/219       1.205       9/15

      International Portfolio                               1.280        1.612        56/219       1.205       9/15

      Emerging Markets Portfolio                            1.720        1.998        48/156       1.475       9/10

      U.S. Government Short Duration Portfolio              0.781        0.808         30/72       0.781       9/17

      Short Duration Plus Portfolio                         0.683        0.871        58/190       0.804       6/15

      Intermediate Duration Portfolio                       0.613        0.900        76/395       0.615       6/13

      Short Duration California Municipal Portfolio(15)     0.781        0.753         13/23       0.734       6/10

      Short Duration Diversified Municipal Portfolio        0.691        0.735         26/61       0.646       6/10

      Short Duration New York Municipal Portfolio           0.735        0.741         29/60       0.747       5/11

      California Municipal Portfolio(16)                    0.645        0.894        34/230       0.766       2/15

      Diversified Municipal Portfolio(17)                   0.611        0.835        39/180       0.706       4/12

      New York Municipal Portfolio(18)                      0.636        0.954         4/38        0.735       2/10

      Based on this analysis, except for Emerging Markets Portfolio and Short Duration California Municipal Portfolio, which have a more favorable ranking for management fees compared to total expense ratio, and Tax-Managed International Portfolio and International Portfolio which have equally favorable rankings, the Portfolios have a more favorable ranking on total expense ratio basis than they do on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT

      Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Portfolios. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Portfolio level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

(13) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an Expense Group when selecting an Expense Universe. Unlike an Expense Group, an Expense Universe allows for the same adviser to be represented by more than just one fund. For each Lipper Expense Universe Lipper included each Portfolio and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary channel of distribution.

(14) Most recent fiscal year end Advisor Class share expense ratios.

(15) The Portfolio's Lipper Expense Group includes seven other California short-intermediate municipal debt funds and two "other states" short-intermediate municipal debt funds as classified by Lipper. Without the "other states" short-intermediate municipal debt funds, the Lipper Expense Group would have had a total expense ratio median of 0.695 and the Portfolio would have a total expense ratio ranking of 5/8.

(16) The Portfolio's Lipper Expense Group includes five other California intermediate municipal debt funds and nine "other states" intermediate municipal debt funds as classified by Lipper. Without the "other states" intermediate municipal debt funds, the Lipper Expense Group would have had a total expense ratio median of 0.712 and the Portfolio would have a total expense ratio ranking of 2/6.

(17) The Portfolio's Lipper Expense Group includes 9 other intermediate municipal debt funds and two short-intermediate municipal debt funds as classified by Lipper. Without the two short-intermediate municipal debt funds, the Lipper Expense Group would have had a total expense ratio median of 0.676 and the Portfolio would have a total expense ratio ranking of 4/10.

(18) The number of funds used in Lipper's group ranking for management fees is one less than the number of funds used in Lipper's group ranking for total expenses. According to Lipper, the excluded fund's contractual management fee cannot be computed because of its breakpoint gross income component.


--------------------------------------------------------------------------------
94  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES

      The profitability information for the Portfolios prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, except for the Short-Term Municipal Income Portfolios, the Adviser's profitability from providing investment advisory services to the Portfolios decreased during calendar 2004 relative to 2003.

      The Portfolios have a Shareholder Servicing Agreement with the Adviser where the Adviser pays expenses it incurs in providing shareholder servicing to the Portfolios. Under the Shareholder Servicing Agreement, except for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio, which pays 0.25%, the Portfolios pay the Adviser 0.10% of the Portfolio's daily average net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios most recently completed fiscal year.

                                                           SHAREHOLDER SERVING
      PORTFOLIO                                               AGREEMENT FEE
      --------------------------------------------------------------------------
      Tax-Managed International Portfolio                      $10,517,391

      International Portfolio                                  $ 5,113,991

      Emerging Markets Portfolio                               $ 2,877,256

      U.S. Government Short Duration Portfolio                 $   101,774

      Short Duration Plus Portfolio                            $   411,043

      Intermediate Duration Portfolio                          $ 2,612,933

      Short Duration California Municipal Portfolio            $    77,177

      Short Duration Diversified Municipal Portfolio           $   240,126

      Short Duration New York Municipal Portfolio              $   123,457

      California Municipal Portfolio                           $   752,374

      Diversified Municipal Portfolio                          $ 2,261,248

      New York Municipal Portfolio                             $ 1,055,386

      In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding the distribution related fees of the Retail Classes can be found in Retail Class prospectuses of the Portfolios.

      The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Portfolios' principal underwriter. ABIRM and the Adviser have disclosed in the prospectuses of the Retail Class shares that they may make payments(19) from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the Retail Classes of the mutual funds it manages for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Retail Classes of the Portfolios for such purposes.

(19) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  95

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

      After payments to third party intermediaries, ABIRM retained the following amounts in Class A front-end load sales charges from sales associated with each Portfolio's most recent fiscal year.

      PORTFOLIO(20)                                             AMOUNT RECEIVED
      -------------------------------------------------------------------------
      Tax-Managed International Portfolio                          $ 2,693

      International Portfolio                                      $ 1,530

      Short Duration Plus Portfolio                                $17,025

      California Municipal Portfolio                               $ 5,418

      Diversified Municipal Portfolio                              $18,508

      New York Municipal Portfolio                                 $ 9,701

      ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for each of the following Portfolios during the most recent fiscal year.

      PORTFOLIO                              12B-1 FEE RECEIVED   CDSC RECEIVED
      --------------------------------------------------------------------------
      Tax-Managed International Portfolio       $      957         $    8,330

      International Portfolio                   $   24,010         $      282

      Short Duration Plus Portfolio             $1,002,662         $  196,528

      California Municipal Portfolio            $  933,919         $  125,577

      Diversified Municipal Portfolio           $2,462,472         $  359,297

      New York Municipal Portfolio              $1,414,168         $  185,125

      Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

      Certain of the Portfolios effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with these Portfolios is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

      The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment

(20) There are no Retail Class shares (A, B, C and R) for Emerging Markets Portfolio, U.S. Government Short Duration Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio.


--------------------------------------------------------------------------------
96  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

      company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

      An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent that a Portfolio's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND

      With assets under management of $516 billion as of June 30, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

      The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Portfolios21 as of June 30, 2005 relative to its Lipper Performance Group22 and Lipper Performance Universe23. It should be noted that the duration of the fixed income Portfolios is shorter than the implied duration of the Portfolios' peer category. For example, the Intermediate Duration Portfolios have a 5 year average maturity, which generally translates to a duration of about 4 years, while the peer category is typically defined as having a maturity of anywhere from 5 to 10 years. The Short Duration

      TAX-MANAGED INTERNATIONAL PORTFOLIO                  GROUP      UNIVERSE
      --------------------------------------------------------------------------
      1 year                                               10/15       177/275
      3 year                                                9/15        78/221
      5 year                                                7/12        33/163
      10 year                                               4/7         13/54

      INTERNATIONAL PORTFOLIO                              GROUP      UNIVERSE
      --------------------------------------------------------------------------
      1 year                                               10/15       174/275
      3 year                                               8/15        66/221
      5 year                                               7/12        30/163

      EMERGING MARKETS PORTFOLIO                           GROUP      UNIVERSE
      --------------------------------------------------------------------------
      1 year                                               1/10         2/183
      3 year                                               1/10         4/159
      5 year                                                1/9         6/114

      U.S. GOVERNMENT SHORT DURATION PORTFOLIO             GROUP      UNIVERSE
      --------------------------------------------------------------------------
      1 year                                               9/17         48/82
      3 year                                               9/16         36/74
      5 year                                               9/15         35/65
      10 year                                              7/11         41/50

      SHORT DURATION PLUS PORTFOLIO                        GROUP      UNIVERSE
      --------------------------------------------------------------------------
      1 year                                               11/14       161/206
      3 year                                               5/12        77/134
      5 year                                               5/12        66/104
      10 year                                              5/11         32/58

(21) The performance rankings are for the Advisor Class shares of the Portfolios.

(22) The Lipper Performance Group is identical to the Lipper Expense Group.

(23) For each Lipper Performance Universe, Lipper included each Portfolio and all of the funds of the same Lipper Classification/Objective, regardless of asset size or primary channel of distribution.


--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  97

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

      INTERMEDIATE DURATION PORTFOLIO                      GROUP      UNIVERSE
      --------------------------------------------------------------------------
      1 year                                               7/13        261/445
      3 year                                               7/13        167/387
      5 year                                               11/12       234/273
      10 year                                               6/9        113/135

      SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO        GROUP      UNIVERSE
      --------------------------------------------------------------------------
      1 year                                                8/8         17/17
      3 year                                                8/8         12/12
      5 year                                                8/8         12/12
      10 year                                               6/6          7/7

      SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO       GROUP      UNIVERSE
      --------------------------------------------------------------------------
      1 year                                               8/10         42/64
      3 year                                                6/8         30/45
      5 year                                                5/6         24/35
      10 year                                               4/5         17/25

      SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO          GROUP      UNIVERSE
      --------------------------------------------------------------------------
      1 year                                               7/11         35/64
      3 year                                                6/8         26/45
      5 year                                                5/6         25/35
      10 year                                               4/5         18/25

      CALIFORNIA MUNICIPAL PORTFOLIO                       GROUP      UNIVERSE
      --------------------------------------------------------------------------
      1 year                                                5/6         29/45
      3 year                                                5/6         23/35
      5 year                                                6/6         29/29
      10 year                                               6/6         14/14

      DIVERSIFIED MUNICIPAL PORTFOLIO                      GROUP      UNIVERSE
      --------------------------------------------------------------------------
      1 year                                               9/10        117/150
      3 year                                                8/9        104/125
      5 year                                                8/9         93/95
      10 year                                               7/9         61/69

      NEW YORK MUNICIPAL PORTFOLIO                         GROUP      UNIVERSE
      --------------------------------------------------------------------------
      1 year                                               9/10         27/37
      3 year                                               9/10         20/27
      5 year                                               10/10        17/18
      10 year                                               7/7         13/14

(24) The performance returns are for the Advisor Class shares of the Portfolios.

(25) The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


--------------------------------------------------------------------------------
98  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

      Portfolios have a duration of 2 years while the short-term category includes funds with a duration of up to 5 years. These differences may have a substantial impact on the performance of the Portfolios depending on the movement of short and long term interest rates.

      Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold) (24) versus its benchmarks(25)

                                                                           PERIODS ENDING JUNE 30, 2005
                                                                              ANNUALIZED PERFORMANCE
      ---------------------------------------------------------------------------------------------------------------------------
      FUNDS                                               1 YEAR          3 YEAR         5 YEAR      10 YEAR      SINCE INCEPTION
      ---------------------------------------------------------------------------------------------------------------------------
      Tax Managed International Portfolio                  12.30           11.53          3.93        8.91              8.95
      MSCI EAFE                                            14.13           12.51          -0.17       5.57              7.24

      International Portfolio                              12.28           11.89          4.16         n/a              5.30
      MSCI EAFE                                            14.13           12.51          -0.17        n/a              2.26

      Emerging Markets Portfolio                           47.92           34.44          16.40        n/a              7.79
      MSCI Emerging Markets                                34.89           24.42          7.68         n/a              4.73

      U.S. Government Short Duration Portfolio             1.84            2.09           4.13        4.54              5.53
      Merrill Lynch 1-3 Yr. Treasury Index                 1.87            2.33           4.49        5.12              6.17

      Short Duration Plus Portfolio                        1.95            2.55           4.32        4.83              5.85
      Merrill Lynch 1-3 Yr. Treasury Index                 1.87            2.33           4.49        5.12              6.19

      Intermediate Duration Portfolio                      6.47            5.86           6.30        5.94              7.27
      Lehman Brothers Aggregate Bond Index                 6.80            5.76           7.40        6.83              7.97

      Short Duration California Municipal Portfolio        1.33            1.38           2.52        3.08              3.26
      Lehman Brothers 1 Yr. Municipal Index                1.51            1.72           3.20        3.79              3.93

      Short Duration Diversified Municipal Portfolio       1.66            1.64           3.00        3.36              3.55
      Lehman Brothers 1 Yr. Municipal Index                1.51            1.72           3.20        3.79              3.93

      Short Duration New York Portfolio                    1.84            1.65           2.79        3.17              3.34
      Lehman Brothers 1 Yr. Municipal Index                1.51            1.72           3.20        3.79              3.93

      California Municipal Portfolio                       4.63            3.46           4.57        4.70              5.40
      Lehman Brothers 5 Yr. G/O Index                      4.49            4.02           5.53        5.27              5.97

      Diversified Municipal Portfolio                      4.50            3.66           4.97        4.84              5.60
      Lehman Brothers 5 Yr. G/O Index                      4.49            4.02           5.53        5.27              6.05

      New York Municipal Portfolio                         4.81            3.79           4.92        4.82              5.64
      Lehman Brothers 5 Yr. G/O Index                      4.49            4.02           5.53        5.27              6.05

      Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)24 versus its benchmarks25.

VII. CONCLUSION

      Based on the factors discussed above my conclusion is that the proposed fee for each of the fixed income Portfolios is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Portfolio is based on my evaluation of all of the factors that I considered and no single factor was dispositive.

      With respect to the International, Tax-Managed International and Emerging Markets Portfolios, I recommend the directors modify the advisory fee schedule for these Portfolios. Although the performances of the equity Portfolios are more than adequate relative to the Lipper comparisons and the benchmarks, and most notably in the case of the Emerging Markets Portfolio, where it is quite exceptional, the effective advisory fees of the Portfolios are higher than the Lipper Group Medians. Furthermore, the effective advisory fees are higher than what the effective advisory fees would have been had the AllianceBernstein advisory fee schedules been applied to the Portfolios.

      The Directors may want to consider reaching a lower effective advisory fee by a variety of ways including: combining some or all of the Portfolios for purposes of calculating the advisory fee, reducing the initial rate of the advisory fee, reducing the asset levels to reach subsequent breakpoints or adding additional breakpoints at assets levels that the Portfolio (or Portfolios on a combined basis) have reached.

      Dated: November 29, 2005

(24) The performance returns are for the Advisor Class shares of the Portfolios.

(25) The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

--------------------------------------------------------------------------------
                                                      2006 Semiannual Report  99

--------------------------------------------------------------------------------
Results of Shareholders Meeting
Unaudited

The Annual Meeting of Stockholders of Sanford C. Bernstein Fund II (the "Fund") was held on December 6, 2005. The Meeting was originally scheduled to be held on November 15, 2005, however an insufficient number of votes had been received as of November 15, 2005 to constitute a quorum and the Meeting was therefore adjourned until December 6, 2005 in order to permit for additional time for the solicitation of proxies. At the December 6, 2005 Meeting, with respect to the first item of business, the election of Directors, the second item of business, the amendment and restatement of the Fund's charter, and the third item of business, the amendment, elimination or reclassification as non-fundamental of certain investment restrictions, the required number of outstanding shares were voted in favor of each proposal, and the proposals were approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

      1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                                 WITHHELD
                                             VOTED FOR          AUTHORITY
      --------------------------------------------------------------------------
      Ruth Block                             23,097,366          162,045

      David H. Dievler                       23,097,366          162,045

      John H. Dobkin                         23,097,366          162,045

      Michael J. Downey                      23,097,366          162,045

      William H. Foulk, Jr.                  23,097,366          162,045

      D. James Guzy                          23,097,366          162,045

      Mark O. Mayer                          23,097,366          162,045

      Marshall C. Turner, Jr.                23,097,366          162,045

      2.    The amendment and restatement of the Charter.                                       VOTED               BROKER
                                                              VOTED FOR        AGAINST        ABSTAINED           NON-VOTES
                                                             --------------------------------------------------------------
                                                             23,097,366           0            162,045                0

      3. The amendment, elimination, or reclassification as non-fundamental, of the fundamental investment restrictions regarding:

                                                                                                VOTED               BROKER
                                                              VOTED FOR        AGAINST        ABSTAINED           NON-VOTES
                                                             --------------------------------------------------------------
3.A   Diversification                                        23,097,366            0          162,045                0

3.B   Issuing Senior Securities
      and Borrowing Money                                    22,845,179            0          414,232                0

3.C   Underwriting Securities                                22,845,179            0          414,232                0

3.D   Concentration of Investments                           22,660,996            0          598,415                0

3.E   Real Estate and Companies
      That Deal In Real Estate                               23,097,366            0          162,045                0

3.F   Commodity Contracts and
      Futures Contracts                                      22,913,183            0          346,228                0

3.G   Loans                                                  22,845,179            0          414,232                0

3.H   Pledging, Hypothecating, Mortgaging,
      or Otherwise Encumbering Assets                        23,097,366            0          162,045                0

3.K   Other Investment Companies                             21,750,479       1,346,887       162,045                0


--------------------------------------------------------------------------------
100  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund II, Inc.

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------
    William H. Foulk, Jr.*
    Chairman

    Marc O. Mayer
    President

    Ruth Block*

    David H. Dievler*

    John H. Dobkin*

    Michael J. Downey*

    D. James Guzy*

    Marshall C. Turner, Jr.*

================================================================================
OFFICERS
--------------------------------------------------------------------------------

    Philip L. Kirstein
    Senior Vice President and
    Independent Compliance Officer

    Shawn Keegan
    Vice President

    Joran Laird
    Vice President

    Alison M. Martier
    Vice President

    Jeffrey Phlegar
    Vice President

    Greg Wilensky
    Vice President

    Mark D. Gersten
    Treasurer and Chief Financial Officer

    Vincent S. Noto
    Controller

    Emilie D. Wrapp
    Secretary

================================================================================
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

    PricewaterhouseCoopers LLP
    300 Madison Avenue
    New York, New York 10017

================================================================================
LEGAL COUNSEL
--------------------------------------------------------------------------------

    Willkie Farr & Gallagher LLP
    787 Seventh Avenue
    New York, New York 10019

================================================================================
CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    State Street Bank and Trust Company
    One Lincoln Street
    Boston, Massachusetts 02111

================================================================================
INVESTMENT ADVISER
--------------------------------------------------------------------------------

    AllianceBernstein L.P.
    1345 Avenue of the Americas
    New York, New York 10105

* Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.


--------------------------------------------------------------------------------
                                                     2006 Semiannual Report  101

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund II, Inc.

Bernstein Intermediate Duration Institutional Portfolio
Board's Consideration of Investment Management Arrangements

      The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on December 14, 2005. Bernstein Intermediate Duration Institutional Portfolio is the Fund's sole portfolio and is sometimes referred to as the "Fund" in this section.

      In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

      Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

      1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

      2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

      3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

      4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

      5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

      6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

      7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

      8. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

      9. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

      10. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

      11. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

      12. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

      13.   the terms of the Advisory Agreement.


--------------------------------------------------------------------------------
102  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

      The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

      In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

      The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

      The material factors and conclusions that formed the basis for the directors' reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

      The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

      The directors also considered that the Advisory Agreement for the Fund provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement. The directors noted that no reimbursements have been made to date by the Fund in light of the expense cap for the Fund.

      The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

      The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with an updated expense allocation methodology. The directors noted that the updated expense allocation


--------------------------------------------------------------------------------
                                                     2006 Semiannual Report  103

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund II, Inc.

Bernstein Intermediate Duration Institutional Portfolio
Board's Consideration of Investment Management Arrangements (continued)

      methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

      The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund in calendar 2004 was not excessive. The directors noted that the Adviser's relationship with the Fund in calendar 2003 was not profitable to it.

Fall-Out Benefits

      The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund.

      The directors also noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services.

      The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Fund.

Investment Results

      In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Fund as compared to a group of 15 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 73 to 149 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1- and 3-year periods, and as compared to the Lehman Brothers Aggregate Bond Index (the "Index") for periods ended September 30, 2005 over the year to date ("YTD"), 1- and 3-year and since inception periods (May 2002 inception). The directors noted that in the Performance Group comparison the Fund was in the 2nd quintile in the 1-year period and 3rd quintile in the 3-year period, and in the Performance Universe comparison the Fund was in the 1st quintile in the 1-year period and 2nd quintile in the 3-year period. The comparative information showed that the Fund outperformed the Index in the YTD, 1- and 3-year periods and underperformed the Index in the since inception period. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

      The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.


--------------------------------------------------------------------------------
104  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

      The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Fund. They also received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a comparable investment style to the Fund had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

      The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

      The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective with a similar load type as the Fund. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

      The information reviewed by the directors showed that the Fund's at current size contractual effective fee rate of 50 basis points was materially lower than the Expense Group median. The directors noted that to date the Adviser has not requested the reimbursement of administrative expenses pursuant to the Advisory Agreement in light of the expense cap in place for the Fund. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment style as the Fund. The directors noted that the fee schedule for the other AllianceBernstein fund had lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be the same as that in the Fund's Advisory Agreement. The directors further noted that the Fund's total expense ratio, which benefits from a cap implemented by the Adviser at a rate that is materially lower than the advisory fee rate, was significantly lower than the medians for the Expense Group and Expense Universe. The directors concluded that the Fund's expense ratio was highly satisfactory.


--------------------------------------------------------------------------------
                                                     2006 Semiannual Report  105

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund II, Inc.

Bernstein Intermediate Duration Institutional Portfolio
Board's Consideration of Investment Management Arrangements (continued)

Economies of Scale

      The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors noted that the Fund's net assets are well below the initial breakpoint in the advisory agreements of AllianceBernstein Funds that have breakpoints. The directors agreed to monitor the asset level of the Fund and stated that they would expect to seek to implement additional breakpoints if the Fund reaches a size such that the directors believe that meaningful economies of scale are likely being realized by the Adviser.


--------------------------------------------------------------------------------
106  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund II, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

      The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and Sanford C. Bernstein Fund II, Inc.--Intermediate Duration Institutional Portfolio (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

      1. Management fees charged to institutional and other clients of the Adviser for like services.

      2. Management fees charged by other mutual fund companies for like services.

      3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

      4. Profit margins of the Adviser and its affiliates from supplying such services.

      5.    Possible economies of scale as the Fund grows larger.

      6. Nature and quality of the Adviser's services including the performance of the Fund.

Fund Advisory Fees & Expense Ratios

      The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement.

                                                        ADVISORY FEE BASED ON % OF
      FUND                                               AVERAGE DAILY NET ASSETS
      ------------------------------------------------------------------------------
      Sanford C. Bernstein Fund II, Inc.--              First $1 billion       0.50%
      Intermediate Duration Institutional Portfolio     Excess of $1 billion   0.45%

      The Fund's net assets as of September 30, 2005 were $646.0 million. The effective advisory fee of the Fund at this asset level is 0.50%.

      The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratio to the amounts set forth below for the Fund's current fiscal year, which is five basis points less than the Fund's contractual advisory fee rate at the Fund's current level of net assets. The waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. The Fund's gross expense ratio is also set forth below.

                                                           EXPENSE CAP
                                                        PURSUANT TO EXPENSE             GROSS
      FUND                                            LIMITATION UNDERTAKING       EXPENSE RATIO(2)        FISCAL YEAR END
      --------------------------------------------------------------------------------------------------------------------
      Sanford C. Bernstein Fund II, Inc.--
      Intermediate Duration Institutional Portfolio             0.45%                   0.57%                September 30

(1) It should be noted that the information in the fee summary was completed on December 7, 2005 and presented to the Board of Directors on December 14, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser.

(2) The Fund's expense ratio is calculated from the beginning of the Fund's current fiscal year through March 31, 2005 and annualized.


--------------------------------------------------------------------------------
                                                     2006 Semiannual Report  107

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund II, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

      The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

      Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. In addition to the Alliance institutional fee schedule, set forth below are what would have been the effective advisory fee of the Fund had the Alliance institutional fee schedule been applicable to the Fund.

                                                             NET ASSETS                 ALLIANCE            EFFECTIVE ALLIANCE
                                                              09/30/05               INSTITUTIONAL            INSTITUTIONAL
      FUND                                                     ($MIL)                 FEE SCHEDULE             ADVISORY FEE
      ------------------------------------------------------------------------------------------------------------------------
      Sanford C. Bernstein Fund II, Inc.--
      Intermediate Duration Institutional Portfolio            $646.0             U.S. Core Plus Schedule         0.178%
                                                                                    40 bp on 1st $20 m
                                                                                    25 bp on next $80 m
                                                                                   20 bp on next $100 m
                                                                                   15 bp on the balance
                                                                                Minimum account size $20m

      The Adviser manages Sanford C. Bernstein Fund, Inc., an open-end management investment company. The Intermediate Duration Portfolio of Sanford C. Bernstein Fund, Inc. has a similar investment style as the Fund. The following table shows the fee schedule of the Intermediate Duration Portfolio.

      FUND                                                      SCB PORTFOLIO                     FEE SCHEDULE
      ----------------------------------------------------------------------------------------------------------------
      Sanford C. Bernstein Fund II, Inc.--               Intermediate Duration Portfolio     0.50% on first $1 billion
      Intermediate Duration Institutional Portfolio(3)                                        0.45% on next $2 billion
                                                                                              0.40% on next $2 billion
                                                                                                0.35% on the balance

      The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. None of these off-shore funds have breakpoints in the advisory fee schedule. The Adviser charges the following fee for an offshore mutual fund that invests in fixed income securities:

(3) Although the fee schedule for SCB Intermediate Duration Portfolio could produce a lower effective advisory fee at higher asset levels, at the current asset level of $646 million, the effective contractual advisory fees are the same for the Fund and the SCB Intermediate Duration Portfolio. If assets exceed $3 billion, the SCB Intermediate Duration Portfolio will have a lower effective advisory fee than the Fund.


--------------------------------------------------------------------------------
108  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

      ASSET CLASS                                    FEE(4)
      --------------------------------------------------------------------------
      Fixed Income                                   0.65%

      The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES

      Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset level of the Fund(5).

                                                                               LIPPER
                                                            EFFECTIVE          GROUP
      FUND                                               MANAGEMENT FEE(6)     MEDIAN     RANK
      ----------------------------------------------------------------------------------------
      Sanford C. Bernstein Fund II, Inc.--
      Intermediate Duration Institutional Portfolio(7)         0.500            0.590     4/15

      Lipper also analyzed the total expense ratio of the Fund in comparison to the Fund's Lipper Expense Group(8) and Lipper Expense Universe(9). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

      EXPENSE                                              LIPPER          LIPPER         LIPPER      LIPPER
                                                           RATIO          UNIVERSE       UNIVERSE      GROUP         GROUP
      PORTFOLIO                                              (%)         MEDIAN (%)        RANK       MEDIAN (%)     RANK
      --------------------------------------------------------------------------------------------------------------------
      Sanford C. Bernstein Fund II, Inc.--
      Intermediate Duration Institutional Portfolio         0.450          0.695          16/119         0.680       1/15

      Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis. However, it should be noted that certain of the Fund's expenses were waived or reimbursed by the Adviser as a result of the Fund's expense cap.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT

      Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

(4) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

(5) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the net asset of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

(6) The "effective management fee" does not reflect fee waivers or expense reimbursements that effectively reduce the contractual management fee rates.

(7) It should be noted that the Fund has an expense cap of 0.450% which automatically reduces the advisory fee received by the Adviser by at the least 5 basis points. The actual management fee that the Adviser received in the Fund's most recent completed fiscal year was 0.369% according to Lipper. The Fund's actual management fee group ranking was 3/15; universe ranking was 40/119.

(8) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


--------------------------------------------------------------------------------
                                                     2006 Semiannual Report  109

--------------------------------------------------------------------------------
Sanford C. Bernstein Fund II, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES

      The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2004 relative to 2003.

V. POSSIBLE ECONOMIES OF SCALE

      The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

      An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND

      With assets under management of $550 billion as of October 31, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

      The information prepared by Lipper showed the 1 and 3 year performance ranking of the Fund relative to its Lipper group and universe for the periods ended September 30, 2005:

      SANFORD C. BERNSTEIN FUND II, INC.--
      INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO       GROUP     UNIVERSE
      --------------------------------------------------------------------------
      1 year                                              5/15       30/173
      3 year                                              8/15       58/149

                                                        PERIODS ENDING SEPTEMBER 30, 2005
                                                            ANNUALIZED PERFORMANCE (%)
      -------------------------------------------------------------------------------------
      FUNDS                                             1 YEAR   3 YEAR     SINCE INCEPTION
      -------------------------------------------------------------------------------------
      Sanford C. Bernstein Fund II, Inc.--
      Intermediate Duration Institutional Portfolio      3.41     4.52           5.14
      Lehman Brothers Aggregated Bond Index              2.80     3.96           5.23

(10) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


--------------------------------------------------------------------------------
110  Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------

      Set forth below are the 1, 3 year and since inception performance returns of the Fund (in bold) versus its benchmark10.

CONCLUSION

      Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

      Dated:  January 13, 2006

(10) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.

--------------------------------------------------------------------------------
                                                     2006 Semiannual Report  111

                      This page intentionally left blank.

                      This page intentionally left blank.

                                       AB
                         SANFORD C. BERNSTEIN & CO., LLC
                     A Subsidiary of AllianceBernstein L.P.

                                   Distributor

                         SANFORD C. BERNSTEIN FUND, INC.
                       SANFORD C. BERNSTEIN FUND II, INC.

                 1345 Avenue of the Americas, New York, NY 10105
                                 (212) 756-4097

SCB-SEMI-0860-0506

Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------
                                 March 31, 2006
--------------------------------------------------------------------------------

Schedule of Investments
To the Semiannual Report
For the Stock Portfolios
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





Tax-Managed International
--------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------
Emerging Markets

--------------------------------------------------------------------------------
                        Sanford C. Bernstein Fund, Inc.
                            Schedule of Investments
                      Tax-Managed International Portfolio
                           March 31, 2006 (Unaudited)
--------------------------------------------------------------------------------

Company                                              Shares         U.S. $ Value
================================================================================
COMMON STOCKS & OTHER INVESTMENTS--97.1%
================================================================================
Financial--33.3%
--------------------------------------------------------------------------------
Banking--19.5%
ABN AMRO Holding NV                               1,200,000   $      35,857,475
Allied Irish Banks Plc                            2,303,665          54,809,676
Anglo Irish Bank Corp. Plc                        3,301,107          54,356,919
Banco Bilbao Vizcaya
   Argentaria SA                                  3,965,406          82,619,784
Barclays Plc                                      8,550,000          99,849,329
BNP Paribas                                       1,078,745          99,834,302
BNP Paribas(a)                                      107,874           9,680,338
Commerzbank AG                                      936,033          37,229,001
Credit Agricole SA                                  165,000           6,394,775
Credit Suisse Group                               3,072,189         171,869,755
EFG Eurobank Ergasias SA                            765,596          29,458,155
HBOS Plc                                          3,440,000          57,361,601
KBC Groep NV                                        253,000          27,106,823
Mitsubishi UFJ Financial Group, Inc.                  6,632         100,857,202
National Bank of Greece SA                          680,729          32,009,730
Royal Bank of Scotland Group Plc                  2,400,000          78,035,991
Societe Generale                                    638,060          95,608,982
Standard Chartered Plc                            2,376,862          59,035,684
Sumitomo Mitsui Financial Group, Inc.                17,967         198,324,600
UBS AG                                              889,939          97,802,952
                                                              -----------------
                                                                  1,428,103,074
                                                              -----------------
Financial Services--3.5%
Aeon Credit Service Co., Ltd.                     1,116,500          33,794,847
Nomura Holdings, Inc.                             5,244,900         116,189,764
ORIX Corp.                                          340,400         105,724,911
                                                              -----------------
                                                                    255,709,522
                                                              -----------------
Insurance--7.7%
Assurances Generales de France                      814,600          98,148,063
Aviva Plc                                         4,827,668          66,906,389
Friends Provident Plc                             8,905,370          32,168,553
ING Groep NV                                      5,945,280         234,144,800
Muenchener Rueckversicherungs AG                    515,000          72,838,389
Prudential Plc                                      857,169           9,914,116
QBE Insurance Group, Ltd.                         2,914,751          45,584,257
                                                              -----------------
                                                                    559,704,567
                                                              -----------------
Wholesale & International Trade--2.6%
Mitsubishi Corp.                                  4,698,700         107,133,959
Mitsui & Co., Ltd.                                5,808,000          83,884,331
                                                              -----------------
                                                                    191,018,290
                                                              -----------------
                                                                  2,434,535,453
                                                              -----------------
Capital Equipment--11.0%
Aerospace & Defense--2.2%
BAE Systems Plc                                  11,277,841          82,220,277
European Aeronautic Defence
   & Space Co.                                    1,883,128          79,112,307
                                                              -----------------
                                                                    161,332,584
                                                              -----------------
Automobiles--6.0%
Continental AG                                      979,000         107,660,437
Denso Corp.                                       1,829,200          72,305,128
Renault SA                                        1,099,900         116,558,210
Toyota Motor Corp.                                2,577,700         140,353,581
                                                              -----------------
                                                                    436,877,356
                                                              -----------------
Industrial Components--0.5%
Sumitomo Electric Industries, Ltd.                2,245,000          35,562,432
Machinery & Engineering--2.3%
Atlas Copco AB                                    2,015,216          56,610,891
MAN AG                                              924,600          64,119,031
Sumitomo Heavy Industries, Ltd.                   5,069,000          48,613,979
                                                              -----------------
                                                                    169,343,901
                                                              -----------------
                                                                    803,116,273
                                                              -----------------
================================================================================
Energy--9.2%
--------------------------------------------------------------------------------
Energy Sources--9.2%
BP Plc                                            5,634,200          64,801,185
Canadian Natural Resources, Ltd.                    944,900          52,510,177
ENI SpA                                           5,534,417         157,592,351
Nexen, Inc.                                         860,000          47,350,259
Nippon Mining Holdings, Inc.                      3,496,000          29,486,103
Norsk Hydro ASA                                     632,927          87,557,481
Petro Canada                                        533,666          25,306,694
Repsol YPF SA                                     2,368,400          67,263,197
Royal Dutch Shell Plc                               387,899          12,626,769
Total SA                                            485,580         128,014,964
                                                              -----------------
                                                                    672,509,180
                                                              -----------------

================================================================================
Technology/Electronics--8.8%
--------------------------------------------------------------------------------
Data Processing--4.8%
Business Objects SA(a)                              975,400          35,533,380
Canon, Inc.                                       1,768,100         116,684,941
Cap Gemini SA(a)                                  1,937,359         105,285,984
SAP AG                                              415,532          90,089,671
                                                              -----------------
                                                                    347,593,976
                                                              -----------------
Electrical & Electronics--1.5%
Koninklijke Philips Electronics NV                  885,000          29,788,988
NEC Corp.                                         5,120,000          36,012,157
Telefonaktiebolaget LM Ericsson                  11,435,574          43,199,720
                                                              -----------------
                                                                    109,000,865
                                                              -----------------


                 Schedule of Investments--Tax-Managed International Portfolio  1

================================================================================
Company                                              Shares         U.S. $ Value
================================================================================
Electronic Components & Instruments--2.5%
Flextronics International, Ltd.(a)                1,647,800   $      17,054,730
Hoya Corp.                                        2,988,800         120,351,472
Keyence Corp.                                       115,170          29,900,833
Kyocera Corp.                                       212,000          18,687,033
                                                              -----------------
                                                                    185,994,068
                                                              -----------------
                                                                    642,588,909
                                                              -----------------
================================================================================
Industrial Commodities--7.3%
================================================================================
Chemicals--0.5%
Mitsui Chemicals, Inc.                            4,757,000          34,975,536
                                                              -----------------
Forest & Paper--0.5%
Svenska Cellulosa AB                                867,000          38,051,482
                                                              -----------------
Metal--Nonferrous--2.3%
BHP Billiton Plc                                  3,302,301          60,552,434
Rio Tinto Plc                                       179,113           9,186,697
Teck Cominco, Ltd.                                  485,000          31,205,120
Xstrata Plc                                       2,113,190          68,418,485
                                                              -----------------
                                                                    169,362,736
                                                              -----------------
Metal--Steel--2.8%
Arcelor                                           1,861,396          73,233,518
JFE Holdings, Inc.                                2,447,900          98,996,372
Kobe Steel, Ltd.                                  7,500,000          28,520,746
                                                              -----------------
                                                                    200,750,636
                                                              -----------------
Miscellaneous Material--1.2%
Nitto Denko Corp.                                 1,016,500          86,210,322
                                                              -----------------
                                                                    529,350,712
                                                              -----------------
================================================================================
Consumer Staples--6.9%
--------------------------------------------------------------------------------
Beverages & Tobacco--2.9%
British American Tobacco Plc                      3,797,000          91,858,495
Japan Tobacco, Inc.                                  21,850          76,892,149
SABMiller Plc                                     2,135,139          42,064,905
                                                              -----------------
                                                                    210,815,549
                                                              -----------------
Food & Household Products--3.7%
Delhaize Group                                      591,100          42,338,204
Essilor International SA                            255,298          22,733,568
J Sainsbury Plc                                   9,565,300          55,112,489
Luxottica Group SpA                               2,000,140          55,050,414
Nestle SA                                           239,928          71,045,399
Tate & Lyle Plc                                   2,408,700          23,850,199
                                                              -----------------
                                                                    270,130,273
                                                              -----------------
Restaurants & Lodging--0.3%
OPAP SA                                             606,120          23,172,794
                                                              -----------------
                                                                    504,118,616
                                                              -----------------
================================================================================
Medical--5.6%
--------------------------------------------------------------------------------
Health & Personal Care--5.6%
Alcon, Inc.                                         412,000          42,955,120
AstraZeneca Plc                                     495,000          24,869,109
GlaxoSmithKline Plc                                 958,900          25,068,541
Nobel Biocare Holding AG                            174,868          38,963,972
Novartis AG                                       2,052,172         113,866,951
Roche Holding AG                                    656,160          97,514,114
Sanofi-Aventis                                      706,698          67,014,658
                                                              -----------------
                                                                    410,252,465
                                                              -----------------
================================================================================
Consumer Cyclicals--5.2%
--------------------------------------------------------------------------------
Appliances & Household Durables--0.5%
Matsushita Electric Industrial Co., Ltd.            810,000          17,897,108
Sony Corp.                                          348,700          16,064,077
                                                              -----------------
                                                                     33,961,185
                                                              -----------------
Broadcasting & Publishing--0.3%
Societe Television Francaise 1                      769,781          23,290,963
                                                              -----------------
Leisure & Tourism--1.7%
Aristocrat Leisure, Ltd.                          3,709,149          36,526,882
Enterprise Inns Plc                               2,178,657          35,948,660
Whitbread Plc                                     2,640,000          54,286,326
                                                              -----------------
                                                                    126,761,868
                                                              -----------------
Merchandising--2.3%
Esprit Holdings, Ltd.                             5,633,500          43,777,314
Marks & Spencer Group Plc                         3,975,301          38,372,854
Takashimaya Co., Ltd.                             2,259,000          34,506,301
Yamada Denki Co., Ltd.                              444,500          51,416,550
                                                              -----------------
                                                                    168,073,019
                                                              -----------------
Textiles & Apparel--0.4%
Compagnie Financiere Richemont AG                   574,168          27,477,147
                                                              -----------------
                                                                    379,564,182
                                                              -----------------
================================================================================
Construction & Housing--4.2%
--------------------------------------------------------------------------------
Building Materials--1.4%
Buzzi Unicem SpA                                  1,012,591          24,127,581
Rinker Group, Ltd.                                3,133,003          44,160,608
Wolseley Plc                                      1,430,720          35,074,223
                                                              -----------------
                                                                    103,362,412
                                                              -----------------
Construction & Housing--2.7%
CRH Plc                                           2,480,005          86,628,140
George Wimpey Plc                                 3,620,000          35,092,477
Persimmon Plc                                     1,433,000          32,970,809
Vinci SA                                            398,764          39,237,708
Vinci SA Rights, expiring 4/12/06(a)                398,764             855,338
                                                              -----------------
                                                                    194,784,472
                                                              -----------------


2  Sanford C. Berstein Fund, Inc. -- 2006 Semiannual Report

================================================================================
Company                                              Shares         U.S. $ Value
================================================================================

Real Estate--0.1%
Sino Land Co.                                     5,175,800   $       7,451,867
                                                              -----------------
                                                                    305,598,751
                                                              -----------------
================================================================================
Utilities--2.7%
--------------------------------------------------------------------------------
Electric & Gas Utility--2.7%
E.ON AG                                             673,800          74,018,685
Endesa SA                                         2,238,700          72,041,381
RWE AG                                              617,000          53,569,583
                                                              -----------------
                                                                    199,629,649
                                                              -----------------
================================================================================
Telecommunications--2.2%
--------------------------------------------------------------------------------
Telecommunications--2.2%
Singapore Telecommunications, Ltd.               42,711,720          69,950,370
Vodafone Group Plc                               43,102,400          89,921,321
                                                              -----------------
                                                                    159,871,691
                                                              -----------------
================================================================================
Transportation--0.7%
--------------------------------------------------------------------------------
Transportation--Shipping--0.7%
Mitsui OSK Lines, Ltd.                            7,751,000          52,413,177
                                                              -----------------
Total Common Stocks & Other Investments
(cost $5,005,247,986)                                             7,093,549,058
                                                              -----------------

================================================================================
SHORT-TERM INVESTMENT--2.3%
================================================================================
Repurchase Agreement--2.3%
State Street Bank & Trust Co.,               $      165,421   $     165,421,000
                                                              -----------------
3.75%, dated 3/31/06, due 4/03/06
in the amount of $165,472,694
(collateralized by $169,890,000 U.S.
Treasury Note, 3.875%, due 7/31/07,
value $168,733,219) (amortized
cost $165,421,000)
Total Investments--99.4%
(cost $5,170,668,986)(b)                                          7,258,970,058

Other assets less liabilities--0.6%                                  46,492,077
                                                              -----------------
Net Assets--100%                                              $   7,305,462,135
                                                              =================

================================================================================
FINANCIAL FUTURES CONTRACTS PURCHASED
--------------------------------------------------------------------------------

                    Number of     Expiration       Original        Value at         Unrealized
Type                Contracts        Month          Value       March 31, 2006     Appreciation
-----------------------------------------------------------------------------------------------
DJ Euro Stoxx 50      1,394        June 2006     $63,573,671      $64,126,517       $  552,846
FTSE 100 Index          140        June 2006      14,445,778       14,521,181           75,403
                                                                                    ----------
                                                                                    $  628,249
                                                                                    ----------

----------
(a)   Non-income producing security.

(b) At March 31, 2006, the cost basis of investments securities owned was substantially identical for both book and tax. Gross unrealized appreciation was $2,106,561,752 and gross unrealized depreciation of investments was $(18,260,680), resulting in net unrealized appreciation of $2,088,301,072 (excluding foreign currency transactions and futures contracts).

See notes to financial statements.


                 Schedule of Investments--Tax-Managed International Portfolio  3

--------------------------------------------------------------------------------
                        Sanford C. Bernstein Fund, Inc.
                            Schedule of Investments
                            International Portfolio
                           March 31, 2006 (Unaudited)
--------------------------------------------------------------------------------
Company                                              Shares         U.S. $ Value
================================================================================
COMMON STOCKS & OTHER INVESTMENTS--98.5%
================================================================================
Financial--34.4%
--------------------------------------------------------------------------------
Banking--19.9%
ABN AMRO Holding NV                                 565,000   $      16,882,895
Anglo Irish Bank Corp. Plc                        1,300,076          21,407,402
Banco Bilbao Vizcaya Argentaria SA                1,559,619          32,494,878
Barclays Plc                                      2,909,000          33,972,128
BNP Paribas*                                        794,288          73,508,742
BNP Paribas(a)                                       79,428           7,127,666
Commerzbank AG                                      421,532          16,765,664
Credit Agricole SA*                                  98,000           3,798,109
Credit Suisse Group*                              1,316,910          73,672,876
EFG Eurobank Ergasias SA                            447,506          17,218,874
HBOS Plc                                          1,831,090          30,533,213
KBC Groep NV                                        115,000          12,321,283
Mitsubishi UFJ Financial Group, Inc.                  3,488          53,044,319
National Bank of Greece SA                          320,494          15,070,500
Royal Bank of Scotland Group Plc                  1,223,800          39,791,853
Societe Generale*                                   283,100          42,420,623
Standard Chartered Plc                              620,664          15,415,840
Sumitomo Mitsui Financial Group, Inc.*                8,897          98,207,490
UBS AG                                              511,733          56,238,684
                                                              -----------------
                                                                    659,893,039
                                                              -----------------
Financial Services--3.5%
Nomura Holdings, Inc.*                            2,602,100          57,644,070
ORIX Corp.*                                         191,700          59,540,146
                                                              -----------------
                                                                    117,184,216
                                                              -----------------
Insurance--8.6%
Assurances Generales de France*                     379,900          45,772,709
Aviva Plc                                         2,264,529          31,383,985
Friends Provident Plc                             3,980,000          14,376,813
ING Groep NV                                      3,067,215         120,797,077
Muenchener Rueckversicherungs AG*                   225,600          31,907,457
Prudential Plc                                    1,194,643          13,817,379
QBE Insurance Group, Ltd.*                        1,644,245          25,714,611
                                                              -----------------
                                                                    283,770,031
                                                              -----------------
Wholesale & International Trade--2.4%
Mitsubishi Corp.                                  1,230,200          28,049,502
Mitsui & Co., Ltd.*                               3,657,000          52,817,665
                                                              -----------------
                                                                     80,867,167
                                                              -----------------
                                                                  1,141,714,453
                                                              -----------------
================================================================================
Capital Equipment--12.2%
--------------------------------------------------------------------------------
Aerospace & Defense--3.0%
BAE Systems Plc                                   6,466,204          47,141,389
European Aeronautic Defence
   & Space Co.*                                   1,237,277          51,979,386
                                                              -----------------
                                                                     99,120,775
                                                              -----------------
Automobiles--6.3%
Continental AG                                      460,700          50,663,088
Denso Corp.                                         776,500          30,693,709
Renault SA*                                         493,500          52,297,006
Toyota Motor Corp.*                               1,406,300          76,571,843
                                                              -----------------
                                                                    210,225,646
                                                              -----------------
Industrial Components--0.6%
Sumitomo Electric Industries, Ltd.*               1,174,400          18,603,350
                                                              -----------------
Machinery & Engineering--2.3%
Atlas Copco AB*                                   1,262,937          35,478,077
MAN AG*                                             315,000          21,844,576
Sumitomo Heavy Industries, Ltd.*                  2,164,000          20,753,729
                                                              -----------------
                                                                     78,076,382
                                                              -----------------
                                                                    406,026,153
                                                              -----------------
================================================================================
Technology/Electronics--9.7%
--------------------------------------------------------------------------------
Data Processing--5.6%
Business Objects SA(a)*                             535,866          19,521,355
Canon, Inc.                                         948,600          62,602,418
Cap Gemini SA(a)*                                 1,097,263          59,630,876
SAP AG*                                             205,347          44,520,383
                                                              -----------------
                                                                    186,275,032
                                                              -----------------
Electrical & Electronics--1.9%
Koninklijke Philips Electronics NV*                 465,000          15,651,841
NEC Corp.*                                        2,751,000          19,349,501
Telefonaktiebolaget LM Ericsson*                  5,886,026          22,235,410
Thomson SA*                                         400,000           7,887,409
                                                              -----------------
                                                                     65,124,161
                                                              -----------------
Electronic Components &
Instruments--2.2%
Flextronics International, Ltd.(a)                  820,800           8,495,280
Hitachi, Ltd.*                                    1,765,000          12,493,985
Hoya Corp.*                                       1,042,800          41,990,938
Kyocera Corp.*                                      103,600           9,131,965
                                                              -----------------
                                                                     72,112,168
                                                              -----------------
                                                                    323,511,361
                                                              -----------------
================================================================================
Energy--9.3%
--------------------------------------------------------------------------------
Energy Equipment & Services--0.2%
Technip SA*                                         122,218           8,287,940
                                                              -----------------


4  Sanford C. Berstein Fund, Inc. -- 2006 Semiannual Report

================================================================================
Company                                              Shares         U.S. $ Value
================================================================================
Energy Sources--9.1%
BG Group Plc                                      1,795,939   $      22,430,623
BP Plc                                            2,546,300          29,286,013
Canadian Natural Resources, Ltd.                    435,200          24,185,024
ENI SpA*                                          2,334,547          66,476,153
Nexen, Inc.                                         295,000          16,242,240
Nippon Mining Holdings, Inc.                      1,680,000          14,169,523
Norsk Hydro ASA*                                    284,267          39,324,760
Petro Canada                                        426,831          20,240,528
Repsol YPF SA*                                    1,091,500          30,998,894
Royal Dutch Shell Plc                               372,096          12,112,354
Total SA*                                            96,400          25,414,232
                                                              -----------------
                                                                    300,880,344
                                                              -----------------
                                                                    309,168,284
                                                              -----------------
================================================================================
Industrial Commodities--7.6%
--------------------------------------------------------------------------------
Chemicals--0.3%
Mitsui Chemicals, Inc.*                           1,311,000           9,639,043
                                                              -----------------
Forest & Paper--0.5%
Svenska Cellulosa AB*                               403,100          17,691,525
                                                              -----------------
Metal--Nonferrous--2.9%
BHP Billiton Plc                                  1,478,349          27,107,653
Rio Tinto Plc                                       427,822          21,942,970
Teck Cominco, Ltd.                                  230,000          14,798,305
Xstrata Plc*                                        967,850          31,335,957
                                                              -----------------
                                                                     95,184,885
                                                              -----------------
Metal - Steel--2.6%
Arcelor*                                            866,706          34,099,100
JFE Holdings, Inc.*                                 965,000          39,025,900
Kobe Steel, Ltd.*                                 3,030,000          11,522,381
                                                              -----------------
                                                                     84,647,381
                                                              -----------------

Miscellaneous Materials--1.3%
Nitto Denko Corp.*                                  520,400          44,135,614
                                                              -----------------
                                                                    251,298,448
                                                              -----------------
================================================================================
Consumer Staples--6.7%
--------------------------------------------------------------------------------
Beverages & Tobacco--3.1%
British American Tobacco Plc                      2,695,798          65,217,790
Japan Tobacco, Inc.                                  10,455          36,792,101
                                                              -----------------
                                                                    102,009,891
                                                              -----------------
Food & Household Products--3.6%
Delhaize Group*                                     295,503          21,165,735
J Sainsbury Plc                                   4,390,000          25,293,909
Luxottica Group SpA*                              1,036,901          28,538,917
Nestle SA*                                          118,583          35,113,770
Tate & Lyle Plc*                                  1,091,100          10,803,733
                                                              -----------------
                                                                    120,916,064
                                                              -----------------
                                                                    222,925,955
                                                              -----------------
================================================================================
Medical--5.7%
--------------------------------------------------------------------------------
Health & Personal Care--5.7%
AstraZeneca Plc                                     233,800          11,746,258
GlaxoSmithKline Plc                                 445,200          11,638,872
Nobel Biocare Holding AG*                            80,831          18,010,710
Novartis AG*                                        737,371          40,913,816
Roche Holding AG                                    276,875          41,147,312
Sanofi-Aventis*                                     510,859          48,443,665
Takeda Pharmaceutical Co., Ltd.*                    299,400          17,031,286
                                                              -----------------
                                                                    188,931,919
                                                              -----------------
================================================================================
Consumer Cyclicals--3.6%
--------------------------------------------------------------------------------
Appliances & Household Durables--0.6%
Matsushita Electric Industrial Co., Ltd.*           364,000           8,042,651
Sony Corp.*                                         243,900          11,236,101
                                                              -----------------
                                                                     19,278,752
                                                              -----------------
Broadcasting & Publishing--0.6%
Societe Television Francaise 1*                     623,957          18,878,823
                                                              -----------------
Leisure & Tourism--1.0%
Enterprise Inns Plc                                 490,710           8,096,899
Whitbread Plc                                     1,259,913          25,907,594
                                                              -----------------
                                                                     34,004,493
                                                              -----------------
Merchandising--1.4%
Marks & Spencer Group Plc                         2,964,377          28,614,590
Yamada Denki Co., Ltd.*                             162,400          18,785,259
                                                              -----------------
                                                                     47,399,849
                                                              -----------------
                                                                    119,561,917
                                                              -----------------
================================================================================
Construction & Housing--3.6%
--------------------------------------------------------------------------------
Building Materials--0.7%
Buzzi Unicem SpA*                                   350,000           8,339,649
Rinker Group, Ltd.                                1,097,065          15,463,457
                                                              -----------------
                                                                     23,803,106
                                                              -----------------
Construction & Housing--2.8%
CRH Plc                                           1,143,318          39,936,819
George Wimpey Plc                                 1,663,800          16,128,968
Persimmon Plc                                       660,000          15,185,439
Vinci SA*                                           212,136          20,873,826
Vinci SA Rights, expiring 4/12/06(a)                212,136             455,026
                                                              -----------------
                                                                     92,580,078
                                                              -----------------
Real Estate--0.1%
Sino Land Co.*                                    1,450,200           2,087,928
                                                              -----------------
                                                                    118,471,112
                                                              -----------------


                             Schedule of Investments--International Portfolio  5

================================================================================
Company                    Shares or Principal Amount (000)         U.S. $ Value
================================================================================
Utilities--2.8%
--------------------------------------------------------------------------------
Electric & Gas Utility--2.8%
E.ON AG*                                            315,800   $      34,691,452
Endesa SA*                                        1,035,800          33,332,051
RWE AG*                                             289,000          25,091,750
                                                              -----------------
                                                                     93,115,253
                                                              -----------------
================================================================================
Telecommunications--2.2%
--------------------------------------------------------------------------------
Telecommunications--2.2%
Singapore Telecommunications, Ltd.*              18,670,650          30,577,530
Vodafone Group Plc                               20,019,000          41,764,146
                                                              -----------------
                                                                     72,341,676
                                                              -----------------
================================================================================
Transportation--0.7%
--------------------------------------------------------------------------------
Transportation--Shipping--0.7%
Mitsui OSK Lines, Ltd.*                           3,332,000          22,531,377
                                                              -----------------
Total Common Stocks & Other Investments
(cost $2,429,460,265)                                             3,269,597,908
                                                              -----------------
================================================================================
SHORT-TERM INVESTMENT--1.6%
--------------------------------------------------------------------------------
Repurchase Agreement--1.6%
State Street Bank & Trust Co.,               $       54,377          54,377,000
3.75%, dated 3/31/06, due 4/03/06                             -----------------
in the amount of $54,393,993
(collateralized by $55,805,000
U.S. Treasury Note, 2.375%, due
8/15/06, value $55,469,054)
(amortized cost $54,377,000)
Total Investments Before Security
Lending Collateral -- 100.1%
(cost $2,483,837,265)                                             3,323,974,908
                                                              -----------------
================================================================================
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED--24.7%
--------------------------------------------------------------------------------
Repurchase Agreements--20.5%
Deutsche Bank, 4.60%, dated                         136,000         136,000,000
3/31/06, due 4/03/06 in the
amount of $136,052,133 (col-
lateralized by $142,095,000 U.S.
Treasury Bill, due 9/28/06, value
$138,772,819)

================================================================================
                                      Principal Amount (000)        U.S. $ Value
================================================================================
The Bear Stearns Cos., Inc.,                 $      136,000   $     136,000,000
4.48%, dated 3/31/06, due
4/03/06 in the amount of
$136,050,773 (collateralized by
$120,900,000 U.S. Treasury Bond,
2.75% -- 3.00%, due 6/30/06-
7/15/12, value $138,680,575)

ABN Amro Bank, 4.50%, dated                         136,000         136,000,000
3/31/06, due 4/03/06 in the
amount of $136,051,000 (col-
lateralized by $139,720,000 U.S.
Treasury Note, 2.00% -- 2.875%,
due 5/15/06-8/15/07, value
$138,709,876)

Morgan Stanley, 4.49%, dated                        136,000         136,000,000
3/31/06, due 4/03/06 in the
amount of $136,050,887 (col-
lateralized by $142,570,000
U.S. Treasury Note, 2.00%, due
1/15/16, value $138,816,830)

Greenwich Funding, 4.50%,                           136,000         136,000,000
dated 3/31/06, due 4/03/06 in
the amount of $136,051,000
(collateralized by $145,315,000
U.S. Treasury Note, 3.375%, due
2/15/14, value $138,852,826)
Total Repurchase Agreements
(cost $680,000,000)                                                 680,000,000
                                                              -----------------
Time Deposits--4.2%
Royal Bank of Canada
   4.25%, 4/03/06                                   138,944         138,944,000
                                                              -----------------
Total Investment of Cash Collateral
for Securities Loaned
(cost $818,944,000)                                                 818,944,000
                                                              -----------------
Total Investments--124.8%
(cost $3,302,781,265)(b)                                          4,142,918,908
Other assets less liabilities--(24.8)%                             (823,111,780)
                                                              -----------------
Net Assets--100%                                              $   3,319,807,128
                                                              -----------------


6  Sanford C. Berstein Fund, Inc. -- 2006 Semiannual Report

================================================================================
FINANCIAL FUTURES CONTRACTS PURCHASED
--------------------------------------------------------------------------------

                   Number of  Expiration   Original       Value at      Unrealized
Type               Contracts     Month       Value     March 31, 2006  Appreciation
-----------------------------------------------------------------------------------
DJ Euro Stoxx 50      276      June 2006  $12,592,812    $12,696,498     $ 103,686
FTSE 100 Index         40      June 2006    4,127,365      4,148,909        21,544
                                                                         ---------
                                                                         $ 125,230
                                                                         ---------

----------
* Represents entire or partial securities out on loan. See Note L for securities lending information.

(a)   Non-income producing security.

(b) At March 31, 2006, the cost basis of investments securities owned was substantially identical for both book and tax. Gross unrealized appreciation was $858,743,435 and gross unrealized depreciation of investments was $(18,605,792), resulting in net unrealized appreciation of $840,137,643 (excluding foreign currency transactions and futures contracts).

See notes to financial statements.


                             Schedule of Investments--International Portfolio  7

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                           Emerging Markets Portfolio
                           March 31, 2006 (Unaudited)
--------------------------------------------------------------------------------
Company                                              Shares         U.S. $ Value
================================================================================
COMMON & PREFERRED STOCKS--97.1%
================================================================================
Financial--20.8%
--------------------------------------------------------------------------------
Banking--16.1%
ABSA Group, Ltd.                                  1,481,752   $      27,817,652
Akbank T.A.S                                      1,569,702          13,184,503
Andhra Bank                                       2,222,000           4,023,250
Banco Comercial Portugues, S.A                            1                   3
Banco Santander Chile S.A. (ADR)                    165,000           7,194,000
Bank Hapoalim, Ltd.                               7,943,400          36,773,994
Bank Leumi Le-Israel                              7,864,200          28,475,381
Bank of Ayudhya Public Co.,
   Ltd. (Foreign)                                31,746,100          15,437,574
Canara Bank, Ltd.                                 4,031,000          24,202,365
China Construction Bank Cl.H(a)                  26,312,000          12,254,346
ICICI Bank, Ltd.                                    614,207           8,077,020
ICICI Bank, Ltd. (ADR)                              336,500           9,314,320
Industrial Bank of Korea                          1,082,000          19,989,640
Industrial Development Bank
   of India, Ltd.                                   253,088             449,302
Kookmin Bank                                        462,270          39,622,215
Oriental Bank of Commerce                           765,000           4,036,846
PT Bank Rakyat Indonesia                         35,500,200          15,152,979
Punjab National Bank, Ltd.                        1,337,000          14,100,957
Shinhan Financial                                   570,660          25,448,800
Siam City Bank Public Co.,
   Ltd. (Foreign)                                 7,038,500           4,398,287
Standard Bank Group, Ltd.                           787,000          10,791,033
Turkiye Garanti Bankasi A.S                       2,658,203           9,892,390
Turkiye Is Bankasi                                1,629,898          13,542,076
Turkiye Vakiflar Bankasi T.A.O.(a)                  443,500           2,424,489
                                                              -----------------
                                                                    346,603,422
                                                              -----------------
Financial Services--2.6%
FirstRand, Ltd.                                   3,653,237          11,812,763
Itausa--Investimentos Itau S.A. (PFD)             6,102,700          26,255,146
Unibanco--Uniao de Bancos
   Brasileiros S.A. (ADR)                           244,300          18,056,213
                                                              -----------------
                                                                     56,124,122
                                                              -----------------
Insurance--2.1%
Cathay Financial Holding Co., Ltd.                6,800,000          12,144,594
Sanlam, Ltd.                                     12,749,663          33,988,168
                                                              -----------------
                                                                     46,132,762
                                                              -----------------
                                                                    448,860,306
                                                              -----------------
================================================================================
Energy--18.7%
--------------------------------------------------------------------------------
Energy Equipment & Services--0.5%
Tenaris S.A. (ADR)                                   62,502          11,292,236
Tenaris S.A                                               6                 106
                                                              -----------------
                                                                     11,292,342
                                                              -----------------
Energy Sources--18.2%
Chennai Petroleum Corp., Ltd.                       803,815           3,975,620
China Petroleum & Chemical Corp.                 43,370,000          25,312,482
China Shenhua Energy Co.,
   Ltd. Cl.H(a)                                   7,771,500          13,600,683
Hindustan Petroleum Corp., Ltd.                     309,918           2,258,396
LUKOIL (ADR)                                        423,651          35,332,494
MOL Magyar Olaj- es Gazipari Rt                     305,491          31,365,106
PetroChina Co., Ltd.                             68,562,000          72,327,341
Petroleo Brasileiro S.A. (PFD)                    4,524,300          90,193,300
Petroleo Brasileiro S.A. (ADR)                       25,300           2,020,205
PTT Public Co., Ltd. (Foreign)                    5,223,300          31,440,571
S-Oil Corp.                                         150,070          11,505,660
Sasol                                             1,241,938          46,946,481
Thai Oil Public Co., Ltd. (Foreign)               6,237,500          10,589,711
Tupras-Turkiye Petrol Rafinerileri A.S              696,550          12,268,326
Yanzhou Coal Mining Co., Ltd.                     4,971,200           4,319,468
                                                              -----------------
                                                                    393,455,844
                                                              -----------------
                                                                    404,748,186
                                                              -----------------
================================================================================
Technology/Electronics--16.1%
--------------------------------------------------------------------------------
Data Processing--1.5%
Foxconn Technology Co., Ltd.                      2,140,600          13,590,569
Infosys Technologies, Ltd. (ADR)                    184,100          14,334,026
Quanta Computer, Inc.                             2,950,000           4,833,315
                                                              -----------------
                                                                     32,757,910
                                                              -----------------
Electrical & Electronics--3.9%
AU Optronics Corp. (ADR)                            348,300           5,193,153
Compal Electronics, Inc.                         18,106,720          18,455,390
Gigabyte Technology Co., Ltd.                     4,045,898           2,993,485
High Tech Computer Corp.                            248,000           6,755,694
Hon Hai Precision Industry Co., Ltd.              4,708,464          29,045,861
Lite-On Technology Corp.                          5,919,000           8,197,392
Mitac International Corp.                         5,542,000           7,074,347
Siliconware Precision Industries Co.              5,750,000           7,410,782
                                                              -----------------
                                                                     85,126,104
                                                              -----------------
Electronic Components & Instruments--10.7%
Advanced Semiconductor
   Engineering, Inc.                              2,725,000           2,558,726
CMC Magnetics Corp. (a)                          36,100,000          11,109,393
LG. Philips LCD Co., Ltd.
   (ADR)(a)                                          41,800             948,860
LG. Philips LCD Co., Ltd. (a)                       532,060          23,885,491
Lipman(a)                                           115,600           3,144,320
MediaTek, Inc.                                      919,500          10,616,208
Ritek Corp.(a)                                   12,760,000           3,914,915


8  Sanford C. Berstein Fund, Inc. -- 2006 Semiannual Report

================================================================================
Company                                              Shares         U.S. $ Value
================================================================================
Samsung Electronics Co., Ltd.                       126,162   $      81,457,822
Samsung Electronics Co., Ltd. (PFD)                  10,100           5,150,793
Taiwan Semiconductor
   Manufacturing Co., Ltd.                       34,060,981          66,794,430
Taiwan Semiconductor
   Manufacturing Co., Ltd. (ADR)                    519,700           5,228,182
United Microelectronics Corp.                    12,830,000           8,072,203
Wintek Corp.                                      3,539,000           4,836,426
Wistron Corp.(a)                                  1,983,000           2,372,887
                                                              -----------------
                                                                    230,090,656
                                                              -----------------
                                                                    347,974,670
                                                              -----------------
================================================================================
Industrial Commodities--12.3%
--------------------------------------------------------------------------------
Chemical--1.8%
Braskem S.A. (PFD)                                1,045,400           7,787,361
Hanwha Chemical Corp.                             1,048,210          13,334,936
PTT Chemical PCL (Foreign)(a)                     4,884,387          10,930,975
Sinopec Shanghai
   Petrochemical Co., Ltd.                        9,858,000           5,570,999
Titan Chemicals Corp.                             4,894,100           1,807,167
                                                              -----------------
                                                                     39,431,438
                                                              -----------------
Metal--Nonferrous--0.4%
Compania de Minas
   Buenaventura S.A. (ADR)                           68,000           1,678,920
Norilsk Nickel (ADR)                                 58,800           5,685,960
                                                              -----------------
                                                                      7,364,880
                                                              -----------------
Metal--Steel--7.3%
Arcelor Brasil S.A                                1,029,755          16,083,974
China Steel Corp.                                16,867,830          15,811,399
Gerdau S.A. (ADR)                                   992,850          22,358,982
INI Steel Co.                                       361,080          10,749,768
Mechel Steel Group OAO (ADR)                        125,800           3,233,060
Mittal Steel South Africa, Ltd.                     461,958           4,732,215
POSCO                                               184,814          47,446,491
Steel Authority of India, Ltd.                    1,718,716           3,214,908
Tata Steel, Ltd.                                    503,875           6,068,277
Ternium S.A. (ADR)(a)                                40,400           1,145,340
Usinas Siderurgicas de Minas
   Gerais S.A. (PFD)                                704,400          26,122,042
                                                              -----------------
                                                                    156,966,456
                                                              -----------------
Miscellaneous Materials--1.6%
Caemi Mineracao e
   Metalurgica S.A. (PFD)                         2,280,300           4,035,836
Companhia Vale do Rio Doce (ADR)                    539,100          23,305,293
Consol, Ltd.                                      2,522,010           5,923,684
Grupo Mexico S.A. de C.V                            754,700           2,136,123
                                                              -----------------
                                                                     35,400,936
                                                              -----------------
Paper & Forest Products--1.2%
Aracruz Celulose S.A. (ADR)                          79,200           4,192,848
Empresas CMPC S.A                                    80,400           2,318,036
Kimberly-Clark de Mexico, S.A. de C.V               724,600           2,477,760
Klabin S.A. (PFD)                                 2,685,000           5,837,766
Suzano Bahia Sul Papel e
   Celulose S.A. (PFD)                            1,114,200           7,630,519
Votorantim Celulose e Papel S.A. (ADR)                3,800              61,484
Votorantim Celulose e Papel S.A. (PFD)              194,515           3,146,936
                                                              -----------------
                                                                     25,665,349
                                                              -----------------
                                                                    264,829,059
                                                              -----------------
================================================================================
Telecommunications--8.5%
--------------------------------------------------------------------------------
Telecommunications--8.5%
America Movil S.A. de C.V. (ADR)                    794,300          27,212,718
AO VimpelCom (ADR)(a)                               159,000           6,838,590
Bharti Tele-Ventures, Ltd.(a)                     1,561,069          14,432,138
China Mobile Hong Kong, Ltd.                      2,746,500          14,442,938
China Netcom Group Corp., Ltd.                    2,954,700           5,206,376
Chunghwa Telecom Co., Ltd.                        4,672,000           8,786,495
Comstar United Telesystems
   (GDR)(a)(b)                                      411,996           3,007,571
Far EasTone Telecommunications
   Co., Ltd.                                      8,970,000          10,576,928
KT Freetel Co., Ltd.                                 40,660           1,080,245
Mobile TeleSystems (ADR)                            111,100           3,677,410
MobiNil                                             142,600           4,097,356
MTN Group, Ltd.                                   1,235,899          12,282,306
Orascom Telecom Holding SAE (GDR)(b)                 47,790           2,614,113
Orascom Telecom Holding SAE                         116,310           6,394,773
Philippine Long Distance Telephone Co.              447,200          16,766,124
PT Telekomunikasi Indonesia                       9,827,500           7,459,796
Telekom Malaysia Berhad                           2,458,500           6,241,203
Telkom S.A., Ltd.                                   761,612          19,790,084
Tim Participacoes S.A. (ADR)                        260,200           9,635,206
Turkcell Iletisim Hizmet A.S. (ADR)                 170,600           2,843,902
                                                              -----------------
                                                                    183,386,272
                                                              -----------------
================================================================================
Capital Equipment--6.3%
--------------------------------------------------------------------------------
Automobiles--5.0%
Ford Otomotiv Sanayi A.S                            625,261           5,590,539
Hyundai Mobis                                       273,860          24,206,984
Hyundai Motor Co., Ltd.                             517,730          43,413,645
Imperial Holdings, Ltd.                             218,939           6,052,588
Proton Holdings Berhad                                6,000               9,286
PT Astra International Tbk                        9,211,000          11,394,370
TAN Chong Motor Holdings Berhad                   6,322,700           2,729,519
Tata Motors, Ltd.                                   719,014          15,113,685
                                                              -----------------
                                                                    108,510,616
                                                              -----------------
Industrial Components--0.4%
Bharat Heavy Electricals, Ltd.                      137,294           6,988,111
                                                              -----------------
Machinery & Engineering--0.2%
Barloworld, Ltd.                                    223,663           4,814,470
                                                              -----------------


                          Schedule of Investments--Emerging Markets Portfolio  9

================================================================================
Company                                              Shares         U.S. $ Value
================================================================================
Multi-Industry--0.7%
Alfa, S.A. Cl.A                                   2,418,200   $      13,809,079
PT Bumi Resources Tbk                            12,401,500           1,238,921
                                                              -----------------
                                                                     15,048,000
                                                              -----------------
                                                                    135,361,197
                                                              -----------------
================================================================================
Consumer Cyclicals--4.1%
--------------------------------------------------------------------------------
Appliances & Household Durables--0.2%
Arcelik A.S                                         535,300           4,395,297
                                                              -----------------
Broadcasting & Publishing--1.5%
Dogan Yayin Holdings A.S                                  1                   4
Grupo Televisa S.A. (ADR)                           487,900           9,709,210
Naspers, Ltd.                                     1,080,288          21,980,399
                                                              -----------------
                                                                     31,689,613
                                                              -----------------
Business & Public Services--0.1%
Localiza Rent a Car S.A                             103,400           1,758,373
                                                              -----------------
Merchandising--2.3%
Aspen Pharmacare Holdings, Ltd.                     721,906           5,047,179
Cencosud S.A                                        530,403           1,343,098
Companhia Brasileira de Distribuicao
   Grupo Pao de Acucar (ADR)                        102,400           4,316,160
Edgars Consolidated Stores, Ltd.                    515,000           3,207,231
Foschini, Ltd.                                      454,194           4,284,828
JD Group, Ltd.                                      252,678           3,827,905
Largan Precision Co., Ltd.                          123,000           1,986,392
Lojas Renner S.A                                    122,300           6,668,854
Lotte Shopping Co., Ltd.(a)                           4,460           1,826,966
Lotte Shopping Co., Ltd. (GDR)(a)(b)                326,480           6,588,366
Shinsegae Co., Ltd.                                   8,064           3,675,269
Wal-Mart de Mexico S.A. de C.V.(a)                3,117,800           8,251,673
                                                              -----------------
                                                                     51,023,921
                                                              -----------------
                                                                     88,867,204
                                                              -----------------
================================================================================
Construction & Housing--3.4%
--------------------------------------------------------------------------------
Building Materials--1.5%
Asia Cement Corp.                                 3,480,000           2,444,942
Cemex S.A. de C.V                                 4,388,540          28,633,845
Masisa S.A. (ADR)(a)                                163,000           1,556,650
                                                              -----------------
                                                                     32,635,437
                                                              -----------------
Construction & Housing--1.6%
Aveng, Ltd.                                         387,620           1,476,316
Daelim Industrial Co., Ltd.                         142,480          11,265,627
Hyundai Development Co.                             120,000           5,489,595
Murray & Roberts Holdings, Ltd.                   3,103,089          13,921,498
Orascom Construction Industries
   (GDR)(b)                                          29,597           2,424,095
                                                              -----------------
                                                                     34,577,131
                                                              -----------------
Real Estate--0.3%
IRSA Inversiones y
   Representaciones S.A.(a)                         194,802           2,308,404
Urbi, Desarrollos Urbanos S.A
   de C.V.(a)                                       616,600           4,703,085
                                                              -----------------
                                                                      7,011,489
                                                              -----------------
                                                                     74,224,057
                                                              -----------------
================================================================================
Consumer Staples--2.2%
--------------------------------------------------------------------------------
Beverages & Tobacco--0.7%
Companhia de Bebidas das
   Americas (ADR)                                   128,000           5,498,880
Compania Cervecerias Unidas S.A. (ADR)               68,500           1,705,650
Compania Cervecerias Unidas S.A                     152,300             758,315
Fomento Economico Mexicano,
   S.A. de C.V. (ADR)                                81,209           7,443,617
                                                              -----------------
                                                                     15,406,462
                                                              -----------------
Food & Household Products--1.5%
China Mengniu Dairy Co., Ltd.                     9,209,000          10,193,128
Tiger Brands, Ltd.                                  759,855          21,387,537
                                                              -----------------
                                                                     31,580,665
                                                              -----------------
                                                                     46,987,127
                                                              -----------------
================================================================================
Medical--2.0%
--------------------------------------------------------------------------------
Health & Personal Care--2.0%
Gedeon Richter Rt                                    20,715           4,163,801
Natura Cosmeticos S.A                               121,500           1,442,953
Network Healthcare Holdings, Ltd.                 8,081,581          11,847,315
Ranbaxy Laboratories, Ltd.                          729,588           7,069,200
Teva Pharmaceutical Industries,
   Ltd. (ADR)                                       444,400          18,300,392
                                                              -----------------
                                                                     42,823,661
                                                              -----------------
================================================================================
Utilities--1.3%
--------------------------------------------------------------------------------
Utilities-Electric, Gas & Water--1.3%
Central Costanera S.A. Cl.B(a)                    1,386,572           1,462,510
Companhia de Saneamento
   Basico do Estado de Sao Paulo                150,700,000          13,301,155
CPFL Energia S.A. (ADR)                             104,900           4,405,800
Enersis S.A. (ADR)                                  365,700           4,337,202
Glow Energy PCL (Foreign)                         4,911,700           3,727,206
Tractebel Energia S.A                               178,400           1,516,895
                                                              -----------------
                                                                     28,750,768
                                                              -----------------


10  Sanford C. Berstein Fund, Inc. -- 2006 Semiannual Report

================================================================================
Company                                              Shares         U.S. $ Value
================================================================================
Gold--0.8%
--------------------------------------------------------------------------------
Gold Mines--0.8%
Gold Fields, Ltd.                                   549,768   $      12,003,514
Impala Platinum Holdings, Ltd.                       20,634           3,892,118
Polyus Gold Co.                                      58,800           2,352,000
                                                              -----------------
                                                                     18,247,632
                                                              -----------------
================================================================================
Transportation--0.6%
--------------------------------------------------------------------------------
Transportation--Road & Rail--0.3%
All America Latina Logistica S.A                     71,100           4,402,680
Grupo Aeroportuario del Pacifico
   S.A. de C.V. (ADR)(a)                             38,600           1,233,270
                                                              -----------------
                                                                      5,635,950
                                                              -----------------
Transportation--Shipping--0.3%
Regional Container Lines Public Co.,
   Ltd. (Foreign)                                 2,703,700           1,467,475
STX Pan Ocean Co., Ltd.                          10,242,000           5,611,172
                                                              -----------------
                                                                      7,078,647
                                                              -----------------
                                                                     12,714,597
                                                              -----------------
Total Common & Preferred Stocks
(cost $1,287,536,289)                                             2,097,774,736
                                                              -----------------

                                     Principal Amount (000)        U.S. $ Value
SHORT-TERM INVESTMENT--0.7%
Repurchase Agreement--0.7%
State Street Bank & Trust Co.,               $       15,542   $      15,542,000
3.75%, dated 3/31/06, due 4/03/06                             -----------------
in the amount of $15,546,857
(collateralized by $15,950,000
U.S. Treasury Note, 2.375%, due
8/15/06, value $15,853,981)
(amortized cost $15,542,000)

Total Investments--97.8%
(cost $1,303,078,289)(c)                                          2,113,316,736
Other assets less liabilities--2.2%                                  48,135,139
                                                              -----------------
Net Assets--100%                                              $   2,161,451,875
                                                              -----------------

================================================================================
FINANCIAL FUTURES CONTRACTS PURCHASED
--------------------------------------------------------------------------------

                Number of   Expiration    Original       Value at       Unrealized
Type            Contracts      Month        Value     March 31, 2006   Appreciation
-----------------------------------------------------------------------------------
MSCI Taiwan        70       April 2006   $1,943,805     $1,955,800        $11,995

----------
(a)   Non-income producing security.

(b) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the aggregate market value of these securities amounted to $14,634,145 or 0.7% of net assets.

(c) At March 31, 2006, the cost basis of investments securities owned was substantially identical for both book and tax. Gross unrealized appreciation was $832,798,854 and gross unreal- ized depreciation of investments was $(22,560,407), resulting in net unrealized appreciation of $810,238,447 (excluding foreign currency transactions and futures contracts).

Glossary of Terms:.

      ADR--American Depositary Receipt
      GDR--Global Depositary Receipt
      PFD--Preference Shares

See notes to financial statements.


                         Schedule of Investments--Emerging Markets Portfolio  11

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

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

SCB--ST--0860--0506

                        Sanford C. Bernstein Fund, Inc.

--------------------------------------------------------------------------------
                                 MARCH 31, 2006
--------------------------------------------------------------------------------

Schedule of  Investments
To the Semiannual Report
For the Municipal Bond
Portfolios

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Short Duration Diversified Municipal
--------------------------------------------------------------------------------
Short Duration California Municipal
--------------------------------------------------------------------------------
Short Duration New York Municipal
--------------------------------------------------------------------------------
Diversified Municipal
--------------------------------------------------------------------------------
California Municipal
--------------------------------------------------------------------------------
New York Municipal

                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investment
                 Short Duration Diversified Municipal Portfolio
                           March 31, 2006 (Unaudited)

--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
MUNICIPAL BONDS---78.3%
--------------------------------------------------------------------------------
Alabama--0.6%
Alabama State Fed Hwy Fin Auth
   Grant Anticipation Ser A MBIA
   5.00%, 3/01/10                                    $   1,400  $     1,465,576
                                                                ---------------
Arizona--2.3%
Dove Mountain Resort CFD Assmt Lien
   6.00%, 12/01/06                                         170          170,102
Maricopa Cnty Cmnty College Dist Ref
   5.00%, 7/01/06                                        2,870        2,880,017
Phoenix Civic Impt Corp. Wtr Sys Rev
   Junior Lien
Prerefunded 7/01/06 @ 100
   5.90%, 7/01/13                                        2,285        2,298,527
                                                                ---------------
                                                                      5,348,646
                                                                ---------------
California---7.1%
California Dept of Wtr Res Pwr Supply Rev
   Ser A
   5.50%, 5/01/06                                        3,745        3,750,168
California Econ Rec Bds
   Ser A
   5.00%, 7/01/07--7/01/09                               9,265        9,495,227
California State
   5.00%, 3/01/08--2/01/10                               2,960        3,049,127
   5.50%, 6/01/06                                          250          250,760
Murrieta CFD Spl Tax
   No. 2003-1-Murrieta Springs
   3.20%, 9/01/08                                          100           98,495
                                                                ---------------
                                                                     16,643,777
                                                                ---------------
Colorado--2.9%
Colorado Hsg & Fin Auth Single-Family
   Ser A-2 AMT
   7.25%, 5/01/27                                          515          521,226
Colorado State Dept of Transp Rev
   Anticipation Notes Ser A MBIA
   5.25%, 6/15/09                                        5,950        6,232,447
Todd Creek Farms Metropolitan
   Dist No. 1 Wtr Rev Ref & Impt
   4.75%, 12/01/09                                         105          102,756
                                                                ---------------
                                                                      6,856,429
                                                                ---------------
Connecticut--0.2%
Connecticut State Hlth & Ed Facs Auth Rev
   Hosp for Spl Care Ser B
   5.125%, 7/01/07                                         385          387,703
                                                                ---------------
Delaware--0.6%
Bridgeville
   Heritage Shores Spl Dev Dist Ser B
   5.125%, 7/01/35                                       1,400        1,401,680
                                                                ---------------
District Of Columbia--0.5%
District of Columbia Hsg Fin Agy Mtg Rev
   Single-Family Ser A AMT
   6.85%, 6/01/31                                        1,065        1,107,696
                                                                ---------------
Florida--9.8%
Bonita Springs Vasari CDD
   Capital Impt Rev Ser B
   6.20%, 5/01/09                                          180          181,114
Broward Cnty
   Ref Ser B
   5.00%, 1/01/10                                        1,000        1,044,950
Capital Region CDD
   Capital Impt Ser B
   5.95%, 5/01/06                                           35           35,053
Clearwater Cay CDD
   BAN
   5.375%, 12/01/06                                      1,290        1,286,233
Daytona Beach Wtr & Swr Rev
   Escrowed to Maturity
   6.75%, 11/15/07                                       1,120        1,175,586
Double Branch CDD Spl Assmt
   Ser B-1
   5.60%, 5/01/07                                           10           10,015
Dupree Lakes CDD
   5.00%, 11/01/10                                         195          193,545
Florida State Brd of Ed Lottery Rev
   Ser A FGIC
   5.50%, 7/01/09                                        4,710        4,972,159
Florida State Dept of Environmental
   Protection
   Ser A MBIA
   5.00%, 7/01/08                                        5,035        5,181,770
Gateway Svcs CDD
   Spl Assmt Sun City Center Fort
   Meyers Proj B
   5.50%, 5/01/10                                          120          120,698
Hammock Bay CDD Spl Assmt
   Spl Assmt Ser B
   5.375%, 5/01/11                                         635          635,870
Harbor Bay CDD Capital Impt Rev
   Ser B
   6.35%, 5/01/10                                          210          213,908
Heritage Harbour South CDD
   Spl Assmt Rev Capital Impt Ser B
   5.40%, 11/01/08                                         235          233,379
Heritage Isles CDD
   Spl Assmt Ser B
   5.00%, 11/01/09                                         505          503,596
Huntington CDD Spl Assmt
   Ser B
   5.00%, 5/01/09                                          765          759,393


      Schedule of Investments--Short Duration Diversified Municipal Portfolio  1

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
JEA Elec Sys Rev
   Ser 3-Ser A XLCA-ICR
   Prerefunded 10/01/07 @ 100
   5.375%, 10/01/32                                  $   1,185  $     1,216,094
Meadow Pointe III CDD
   Capital Impt Rev Ser 2004-1
   4.80%, 11/01/09                                         495          487,971
   Capital Impt Rev Ser B
   5.00%, 5/01/09                                          340          338,297
Monterra CDD BANS
   5.00%, 6/01/06                                          425          425,166
Narcoossee CDD Spl Assmt
   Ser B
   5.75%, 5/01/08                                           20           20,069
Overoaks CDD
   Capital Impt Rev Ser B
   5.125%, 5/01/09                                         390          391,291
Palm Beach Cnty Sch Brd COP
   Ser E AMBAC
   5.00%, 8/01/07                                        1,000        1,018,000
Parkway Center CDD
   Spl Assmt Ref Ser B
   5.625%, 5/01/14                                         245          247,768
Paseo CDD Capital Impt Rev
   Ser B
   4.875%, 5/01/10                                         300          295,809
Reunion East CDD
   Spl Assmt Ser B
   5.90%, 11/01/07                                         105          105,369
Saddlebrook CDD
   Spl Assmt Ser B
   6.25%, 5/01/09                                           15           15,263
Sandy Creek CDD
   Spl Assmt Ser B
   5.00%, 11/01/10                                       1,325        1,318,958
Seven Oaks CDD II
   Spl Assmt Rev Ser B
   5.00%, 5/01/09                                          405          404,631
Stoneybrook CDD
   Capital Impt Rev Ser B
   5.70%, 5/01/08                                           15           15,011
Villasol CDD
   Spl Assmt Rev Ser B
   5.375%, 5/01/08                                         190          190,150
Vizcaya CDD
   Spl Assmt
   5.90%, 5/01/07                                           10           10,017
Waterchase CDD
   Capital Impt Rev Ser B
   5.90%, 5/01/08                                           35           34,993
                                                                ---------------
                                                                     23,082,126
                                                                ---------------
Georgia--0.1%
Georgia State Hsg & Fin Auth
   Single-Family Mtg SubSer C3
   4.875%, 12/01/15                                        280          281,767
                                                                ---------------
Guam--0.6%
Guam Government Wtrworks Auth
   COP
   5.18%, 7/01/15                                          630          654,419
Guam Government Wtrworks Auth
   Wtr & Wastewtr Sys Rev
   5.00%, 7/01/08                                          620          627,018
                                                                ---------------
                                                                      1,281,437
                                                                ---------------
Hawaii--1.8%
Hawaii State
   Ref Ser DH
   5.00%, 6/01/06                                        4,120        4,129,105
                                                                ---------------
Illinois--2.1%
Chicago
   Proj & Ref Ser A FGIC
   Prerefunded 1/01/09 @ 101
   5.375%, 1/01/34                                       1,060        1,117,357
Chicago Transit Auth Capital
   Grant Receipts Fed Transit Ad
   Section 5307 Ser A AMBAC
   4.00%, 6/01/06                                        2,535        2,536,724
Chicago Transp Auth Rev
   Ser B AMBAC
   4.25%, 6/01/08                                        1,010        1,010,707

Pingree Grove Spl Svc Area No. 1
   CamBrdg Lakes Proj Ser 05-1
   5.25%, 3/01/15                                          373          371,739
                                                                ---------------
                                                                      5,036,527
                                                                ---------------
Indiana--2.1%
Indiana Hlth Fac Fin Auth Rev
   Ascension Hlth Subordinated Credit Ser A
   5.00%, 5/01/07                                        4,960        5,027,555
                                                                ---------------
Kansas--3.3%
Burlington
   Ref Kansas Gas & Electric Co. Proj
   Ser B MBIA
   2.65%, 6/01/31 (a)                                    5,350        5,341,440
Kansas State Dept of Transp Hwy Rev
   Ref Ser A
   5.00%, 9/01/06                                        1,000        1,006,010
Munimae Trust
   Ser 2001-6 Class A
   4.80%, 1/14/26                                        1,355        1,355,650
                                                                ---------------
                                                                      7,703,100
                                                                ---------------
Maryland--5.0%
Maryland State
   Refunding State & Local Facs Loan
   First Ser B
   5.00%, 7/15/06                                        3,900        3,916,536
   State & Local Facs Loan First Ser
   5.00%, 8/01/08                                        4,165        4,297,322
   State & Local Facs Loan Second Ser
   5.00%, 8/01/08                                        3,500        3,611,195
                                                                ---------------
                                                                     11,825,053
                                                                ---------------


2  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Massachusetts--5.2%
Massachusetts Bay Transp Auth Sales
   Tax Rev Senior Ser C
   6.00%, 7/01/06                                    $   4,230  $     4,254,492
Massachusetts State
   Cons Ln Ser B
   5.00%, 8/01/07                                        1,485        1,511,730
   Ref Ser A MBIA
   5.50%, 2/01/10                                        5,000        5,317,750
Massachusetts State Dev Fin Agy
   Res Recov Rev Semass Sys Ser B
   AMT MBIA
   5.25%, 1/01/08                                        1,000        1,023,780
                                                                ---------------
                                                                     12,107,752
                                                                ---------------
Michigan--2.6%
Detroit City Sch Dist
   Ref Q-SBLF
   5.05%, 5/01/06                                        3,500        3,503,885
Michigan Municipal Bd Auth Rev
   Pooled Proj Ser B
   Prerefunded 4/01/06 @ 102
   5.625%, 10/01/19                                      2,300        2,346,000
Midland Cnty Eco Dev Corp.
   PCR Ser A AMT
   6.875%, 7/23/09                                         300          301,914
                                                                ---------------
                                                                      6,151,799
                                                                ---------------
Minnesota--2.1%
Minnesota State Hsg Fin Agy
   Residential Hsg Ser L-2
   2.35%, 1/01/31                                        4,875        4,829,711
                                                                ---------------
Nevada--1.5%
Clark Cnty
   Las Vegas Convention & Visitors Auth FSA
   Prerefunded 7/01/06 @ 101
   6.00%, 7/01/26                                        1,400        1,422,512
Clark Cnty Impt Dist
   Summerlin No. 151
   3.75%, 8/01/08                                          500          495,050
Henderson Local Impt Dist
   No. T 16
   4.75%, 3/01/13                                           85           84,192
   No. T 17
   3.60%, 9/01/07                                          225          222,628
   4.00%, 9/01/09                                          640          634,554
Las Vegas Spl Impt Dist No. 607
   Local Impt Bonds
   4.00%, 6/01/06                                          750          750,772
                                                                ---------------
                                                                      3,609,708
                                                                ---------------
New Jersey--4.3%
Essex Cnty Impt Auth Rev
   Property & Equipment Program MBIA
   6.50%, 12/01/12                                       1,210        1,212,008
New Jersey Eco Dev Auth
   Cigarette Tax Rev
   5.00%, 6/15/07-6/15/08                                2,120        2,156,956
Cigarette Tax Rev FGIC
   5.00%, 6/15/09                                        2,345        2,432,351
New Jersey State Hwy Auth Garden
   St Parkway Gen Rev
   Ref Ser Parkway
   Prerefunded 1/01/10 @ 101
   5.625%, 1/01/30                                       2,630        2,830,906
New Jersey State Turnpike Auth
   Turnpike Rev Ser A MBIA
   Prerefunded 1/01/10 @ 100
   5.50%, 1/01/30                                        1,370        1,456,762
                                                                ---------------
                                                                     10,088,983
                                                                ---------------
New York--4.0%
New York City
   GO Ser F
   5.25%, 8/01/07                                        1,000        1,020,940
   GO Ser H
   5.00%, 8/01/07                                        4,460        4,539,120
New York City TFA
   Tax Secured Ref Ser B
   5.25%, 2/01/29 (a)                                    1,050        1,111,708
New York State Env Facs Corp.
   SWDR Management Proj Ser A
   2.90%, 5/01/12                                          570          569,567
Tobacco Settlement Fin Corp.
   Ser C-1
   5.50%, 6/01/10                                          410          411,423
Tobacco Asset-Backed Bds Ser A-1
   5.25%, 6/01/12                                        1,800        1,804,860
                                                                ---------------
                                                                      9,457,618
                                                                ---------------
Oklahoma--3.2%
Tulsa Cnty Industrial Auth Capital Impts Rev
   Ser B
   4.00%, 5/15/06                                        3,275        3,276,212
   Ser B FSA
   5.00%, 5/15/06                                        4,285        4,292,070
                                                                ---------------
                                                                      7,568,282
                                                                ---------------
Pennsylvania--4.0%
Allegheny Cnty Hosp Dev Auth Rev
   West Pennsylvania Hlth Sys Ser B
   9.25%, 11/15/22                                         430          513,399
Delaware Valley Regl Fin Auth
   Ser A AMBAC
   5.257%, 7/01/27 (a)                                   3,550        3,592,742
Pennsylvania State
   Second Ser FGIC
   5.00%, 7/01/08                                        4,830        4,973,934
Philadelphia Auth For Industrial Dev
   Leadership Learning Partners Charter
   Sch Ser A
   4.60%, 7/01/15                                          325          318,409
                                                                ---------------
                                                                      9,398,484
                                                                ---------------


      Schedule of Investments--Short Duration Diversified Municipal Portfolio  3

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Puerto Rico--1.4%
Puerto Rico Commonwealth
   Ref Pub Impt Ser C
   5.00%, 7/01/18                                    $   3,115  $     3,183,561
                                                                ---------------
Rhode Island--0.6%
Rhode Island Hsg & Mtg Fin Corp.
   Homeownership Opportunity Notes
   Ser 46-B
   2.25%, 3/15/07                                        1,520        1,490,223
                                                                ---------------
South Carolina--1.6%
Richland Cnty Env Impt Rev
   Int'l Paper Co. Projs Ser A
   4.25%, 10/01/07                                       1,005        1,006,578
South Carolina Transp Infrastructure
   Bank Rev
   Ser A AMBAC
   Prerefunded 10/01/09 @ 101
   5.50%, 10/01/11                                       2,455        2,624,149
                                                                ---------------
                                                                      3,630,727
                                                                ---------------
Tennessee--1.0%
Metropolitan Government Nashville
   & Davidson Cnty
   Ser C
   5.00%, 2/01/08                                        2,325        2,380,963
                                                                ---------------
Texas--6.6%
Austin ISD
   PSF-Guaranteed
   Prerefunded 8/01/06 @ 100
   5.625%, 8/01/10                                       2,250        2,266,087
City of San Antonio
   Unref Balance
   5.00%, 8/01/08                                        9,245        9,507,558
Dallas Cnty Cmnty College Dist
   Maintenance Tax Notes
   5.00%, 2/15/08                                        1,250        1,280,262
Richardson ISD
   PSF Guaranteed
   4.00%, 2/15/08                                        1,300        1,308,307
Texas A&M Univ Rev
   Fin Sys
   4.65%, 5/15/06                                        1,175        1,176,481
                                                                ---------------
                                                                     15,538,695
                                                                ---------------
Virginia--0.2%
Broad Str CDA
   7.125%, 6/01/15                                         370          403,700
                                                                ---------------
Wisconsin--1.0%
Menomonee Falls Wtr Sys Mtg Rev
   FSA
   Prerefunded 12/01/06 @ 100
   5.875%, 12/01/16                                      1,000        1,015,860
Wisconsin State
   Ref Ser 1 FSA
   5.00%, 5/01/07                                        1,330        1,349,511
                                                                ---------------
                                                                      2,365,371
                                                                ---------------
Total Municipal Bonds
(cost $185,308,120)                                                 183,783,754
                                                                ---------------
================================================================================
Short-Term Municipal Notes--20.6%
--------------------------------------------------------------------------------
Illinois--0.4%
County of Will
   3.25%, 7/01/32                                        1,100        1,100,000
Louisiana--1.2%
Plaquemines Parish Env Rev
   Adj Ref BP Exploration & Oil
   3.25%, 5/01/25                                        2,800        2,800,000
Michigan--4.3%
Michigan State
   Ser A
   4.50%, 9/29/06                                       10,140       10,184,920
New Jersey--1.3%
Bayonne BANS
   5.00%, 10/27/06                                       3,113        3,120,285
New York--1.9%
Rockland County TANS
   4.50%, 3/22/07                                        4,380        4,415,478
Pennsylvania--2.9%
Temple Univ of The Commonwealth
   Sys of Hgr Ed
   Univ Funding Oblig
   4.00%, 4/28/06 (b)                                    6,745        6,747,428
Texas--8.2%
Gulf Coast Waste Disp Auth
   Adj Amoco Oil Co Proj
   3.25%, 7/01/27                                        1,500        1,500,000
Texas State
   Tax & Rev Anticipation Notes
   4.50%, 8/31/06                                       17,620       17,683,608
Utah--0.4%
Salt Lake Cnty PCR
   Ref Svc Station Holdings Proj
   3.19%, 2/01/08                                          900          900,000
                                                                ---------------
Total Short-Term Municipal Notes
(cost $48,525,970)                                                   48,451,719
                                                                ---------------
Total Investments--98.9%
(cost $233,834,090) (c)                                             232,235,473
Other assets less liabilities--1.1%                                   2,487,517
                                                                ---------------
Net Assets--100%                                                $   234,722,990
                                                                ---------------


4  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
INTEREST RATE SWAP TRANSACTIONS
--------------------------------------------------------------------------------

                                                          Rate Type
                                             ----------------------------------
                    Notional                                       Payments         Unrealized
       Swap          Amount    Termination   Payments made by   received by the   Appreciation/
   Counterparty      (000)        Date        the Portfolio        Portfolio      (Depreciation)
------------------------------------------------------------------------------------------------
Citigroup           $  2,300   6/22/07             BMA*              2.962%       $     (18,028)
Goldman Sachs          1,300   7/05/06             BMA*              3.283%                 858
Goldman Sachs          1,300   1/05/07             BMA*              3.405%                  88
JP Morgan              2,500   5/05/07             BMA*              2.988%             (15,533)
Morgan Stanley         1,300   4/06/06             BMA*              3.081%                 160
Morgan Stanley         1,300   10/06/06            BMA*              3.217%                (619)

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

----------
(a)   Variable rate coupon, rate shown as of March 31, 2006.

(b) Represents entire or partial position segregated as collateral for interest rate swaps.

(c) At March 31, 2006, the cost basis of investments securities owned was substantially identical for both book and tax. Gross unrealized appreciation was $229,274 and gross unrealized depreciation of investments was $1,827,891, resulting in net unrealized depreciation of $1,598,617 (excluding swap transactions).

Glossary of Terms:

      AMBAC--American Municipal Bond Assurance Corporation
      AMT--Alternative Minimum Tax (subject to)
      BANS--Bond Anticipation Notes
      CDA--Community Development Association
      CDD--Community Development District
      CFD--Community Facilities District
      COP--Certificate of Participation
      FGIC--Financial Guaranty Insurance Company
      FSA--Financial Security Assurance, Inc.
      GO--General Obligation
      ICR--Issue Classification Rating
      ISD--Independent School District
      MBIA--Municipal Bond Investors Assurance
      PCR--Pollution Control Revenue
      PSF Guaranteed--(Texas) Permanent Schools Funds
      Q-SBLF--Qualified School Bond Loan Fund
      SWDR--Solid Waste Disposal Revenue
      TANS--Tax Anticipation Notes
      TFA--Transitional Finance Authority
      XLCA--XL Capital Assurance

See notes to financial statements.


      Schedule of Investments--Short Duration Diversified Municipal Portfolio  5

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investment
                  Short Duration California Municipal Portfolio
                           March 31, 2006 (Unaudited)
--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
MUNICIPAL BONDS--81.2%
--------------------------------------------------------------------------------
California--68.7%
California Dept of Wtr Res Pwr Supply Rev
   Ser A
   5.50%, 5/01/06                                    $   1,270  $     1,271,753
   Ser A MBIA
   5.25%, 5/01/07                                        1,295        1,319,022
   Ser B-2
   3.07%, 5/01/22                                        1,000        1,000,000
California Econ Rec Bds
   Ser A
   5.00%, 7/01/07-7/01/08                                3,800        3,885,798
California Rural Home Mtg Fin Auth SFMR
   Mortgage-Backed Securities Program
   Ser A GNMA/FNMA
   6.55%, 6/01/30                                          305          309,465
California State GO
   5.00%, 3/01/08-11/01/22                               1,340        1,385,889
   5.50%, 6/01/06                                        1,020        1,023,101
   Veterans Bds Ser AN
   9.00%, 4/01/08                                          320          351,779
California Statewide Cmnty Dev Auth Rev
   Daughters of Charity Hlth Ser F
   5.00%, 7/01/07                                          510          517,125
   Kaiser Permanente Ser A
   2.55%, 8/01/31 (a)                                      695          689,600
   Vehicle License Fee Program
   Ser B-1 FSA
   4.00%, 11/15/06 (b)                                   1,725        1,731,262
Contra Costa Cnty MFHR
   Pleasant Hill BART Transit-A
   3.95%, 4/15/46                                        1,000          998,970
CSUCI Fin Auth Rev
   Rental Hsg & Town Ctr Ser A
   2.50%, 8/01/44                                        1,000          981,720
Foothill/Eastern Corridor Agy Toll
   Road Rev Convertible Capital
   Appreciation Sr Lien Ser A
   Prerefunded 1/01/10 @ 102
   7.15%, 1/01/13                                        1,000        1,141,710
   Rev Ref
   5.50%, 1/15/08                                        2,285        2,364,175
Fullerton Redev Agy COP
   Southern California Optometry RADIAN
   5.00%, 4/01/34                                        1,280        1,295,386
Golden State Tobacco Securitization
   Corp. Tobacco Settlement Rev Ser B
   Prerefunded 6/01/08 @ 100
   5.75%, 6/01/21                                        5,000        5,223,950
Long Beach Harbor Rev
   Ref Ser A MBIA AMT
   5.00%, 5/15/07                                        1,155        1,170,904
Los Angeles Cnty Pub Wrks Fin Auth Rev
   Capital Loan Receivable Notes Ser A
   4.00%, 12/01/06                                       2,845        2,855,128
Los Angeles COP
   MBIA
   4.00%, 12/01/06                                       2,315        2,324,005
Los Angeles Harbor Dept Rev
   Ref Ser C MBIA
   5.00%, 8/01/08                                        1,170        1,198,770
Los Angeles Uni Sch Dist
   Election of 2005 Ser A
   5.00%, 7/01/10                                        1,535        1,619,932
   Election of 2005 Ser C
   5.00%, 7/01/08                                        2,500        2,575,600
Murrieta CFD Spl Tax
   No. 2003-1-Murrieta Springs
   3.20%, 9/01/08                                          200          196,990
Orange Cnty Local Transp Auth
   Sales Tax Rev Ref Measure M-2nd
   Senior Ser A AMBAC
   5.70%, 2/15/09                                        1,225        1,297,361
Orange Cnty Pub Fin Auth Lease Rev
   5.00%, 7/01/09                                        1,565        1,635,237
   Ref MBIA
   4.00%, 7/01/07                                        1,000        1,006,810
Sacramento Area Flood Control Agy
   Capital Assmt Dist No. 2-North Area
   AMBAC
   5.00%, 10/01/07                                       1,015        1,037,787
San Francisco City & Cnty Arpt
   Commission Int'l Arpt
   Ref 2nd Ser-27A MBIA
   5.50%, 5/01/06                                        1,070        1,071,091
Santa Clara Cnty Fin Auth Spl Oblig
   Measure B Transp Impt Program
   4.00%, 8/01/06                                        1,000        1,001,580
San Francisco State Bldg Auth Lease
   Rev San Francisco Civic Ctr Complex
   Ser A AMBAC
   Prerefunded 12/01/06 @ 102
   5.25%, 12/01/16                                       1,885        1,944,830
San Joaquin Transp Corridor Agy
   Toll Rd Rev
   7.55%, 1/01/10                                        1,000        1,087,030
Upland Cmnty Redev Agy Tax Alloc Notes
   Magnolia Redev Proj
   3.90%, 11/01/09                                         180          178,929
                                                                ---------------
                                                                     47,692,689
                                                                ---------------


6  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Delaware--0.6%
Bridgeville
   Heritage Shores Spl Dev Dist Ser B
   5.125%, 7/01/35                                   $     400  $       400,480
                                                                ---------------
Florida--3.2%
Clearwater Cay CDD, BANS
   5.375%, 12/01/06                                        310          309,095
Fishhawk CDD No. 2
   Spl Assmt Ser B
   5.00%, 11/01/07                                         100           99,567
Gateway Svcs CDD
   Spl Assmt Sun City Center Fort
   Meyers Proj B
   5.50%, 5/01/10                                           80           80,466
Hammock Bay CDD
   Spl Assmt Ser B
   5.375%, 5/01/11                                         175          175,240
Heritage Isles CDD
   Spl Assmt Ser B
   5.00%, 11/01/09                                         145          144,597
Huntington CDD
   Spl Assmt Ser B
   5.00%, 5/01/09                                          220          218,387
Live Oak CDD No. 002
   Spl Assmt Ser B
   5.00%, 11/01/09                                         110          109,492
Meadow Pointe III CDD
   Capital Impt Ser B
   5.25%, 11/01/07                                          40           39,951
Meadow Woods CDD
   Spl Assmt Ser B
   5.25%, 5/01/11                                          200          198,700
Sandy Creek CDD
   Spl Assmt Ser B
   5.00%, 11/01/10                                         260          258,814
Seven Oaks CDD II
   Spl Assmt Rev Ser B
   5.00%, 5/01/09                                          170          169,845
Village CDD No. 5
   Spl Asset Ser B
   5.00%, 5/01/08                                           20           20,022
Villasol CDD
   Spl Assmt Rev Ser B
   5.375%, 5/01/08                                         100          100,079
Vizcaya CDD
   Spl Asset Ser B
   5.40%, 11/01/07                                         100          100,138
Vizcaya Kendall CDD
   BANS
   5.125%, 12/01/06                                        200          200,684
                                                                ---------------
                                                                      2,225,077
                                                                ---------------
Guam--0.5%
Guam Government Wtrworks Auth
   5.18%, 7/01/15                                          170          176,589
Guam Government Wtrworks Auth
   Wtr & Wastewtr Sys Rev
   5.00%, 7/01/08                                          150          151,698
                                                                ---------------
                                                                        328,287
                                                                ---------------
Kansas--2.1%
Burlington
   Ref Kansas Gas & Electric Co.
   Proj Ser B MBIA
   2.65%, 6/01/31                                        1,450        1,447,680
                                                                ---------------
Nevada--0.4%
Las Vegas Spl Impt Dist No. 607
   Local Impt Bonds
   4.00%, 6/01/06                                          255          255,263
                                                                ---------------
Puerto Rico--4.6%
Puerto Rico Commonwealth
   Ref Pub Impt Ser C MBIA
   5.00%, 7/01/28                                        1,500        1,540,800
Puerto Rico Hsg Bank & Fin Agy
   Ref Commonwealth Appreciation
   Loan Insurance Claims
   5.25%, 12/01/06                                         615          617,909
Puerto Rico Mun Fin Agy
   Ser A
   5.00%, 8/01/09                                        1,000        1,030,450
                                                                ---------------
                                                                      3,189,159
                                                                ---------------
Virginia--0.7%
Broad Str CDA
   7.125%, 6/01/15                                         130          141,840
Louisa IDA PCR
   Elec & Pwr Co.
   5.25%, 12/01/08                                         380          387,615
                                                                ---------------
                                                                        529,455
                                                                ---------------
Wisconsin--0.4%
Franklin SWDR
   Waste Mgmnt
   3.625%, 4/01/16                                         320          319,920
                                                                ---------------
Total Municipal Bonds
(cost $56,753,491)                                                   56,388,010
                                                                ---------------

================================================================================
Short-Term Municipal Notes--20.7%
--------------------------------------------------------------------------------
California--18.7%
California State Dept of Wtr Res Pwr Supply
   Rev Conv Cap Senior Lien
   3.07%, 5/01/22                                        3,100        3,100,000
Contra Costa Cnty
   Tax & Rev Anticipation Notes
   4.50%, 12/07/06                                       2,430        2,446,913
San Diego Uni Sch Dist
   TANS Ser A
   4.00%, 7/24/06                                        2,800        2,804,256


       Schedule of Investments--Short Duration California Municipal Portfolio  7

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Sacramento Cnty Sanitation Dist Fin Auth
   Rev Sub-Lien Regional Cnty Ser B-4
   2.95%, 12/01/39                                   $   2,825  $     2,822,881
Los Angeles Dept of Wtr & Pwr Rev
   Sub Ser B-6
   3.12%, 7/01/34                                        1,800        1,800,000
                                                                ---------------
                                                                     12,974,050
                                                                ---------------
Puerto Rico--2.0%
Puerto Rico Commonwealth
   TANS
   4.50%, 7/28/06                                        1,410        1,414,540
                                                                ---------------
Total Short-Term Municipal Notes
(cost $14,401,302)                                                   14,388,590
                                                                ---------------
Total Investments--101.9%
(cost $71,154,793) (c)                                               70,776,600
Other assets less liabilities--(1.9)%                                (1,325,985)
                                                                ---------------
Net Assets--100%                                                $    69,450,615
                                                                ---------------

================================================================================
INTEREST RATE SWAP TRANSACTIONS
--------------------------------------------------------------------------------

                                                   Rate Type
                                       ---------------------------------
                Notional                                     Payments       Unrealized
    Swap         Amount   Termination  Payments made by  received by the   Appreciation/
Counterparty      (000)      Date       the Portfolio       Portfolio     (Depreciation)
----------------------------------------------------------------------------------------
CitiGroup        $  700      6/22/07         BMA*             2.962%        $  (5,487)
Goldman Sachs       300      7/05/06         BMA*             3.283%              198
Goldman Sachs       300      1/05/07         BMA*             3.405%               16
JP Morgan           600      4/05/07         BMA*             2.988%           (3,728)
Morgan Stanley      300      4/06/06         BMA*             3.081%               37
Morgan Stanley      300     10/06/06         BMA*             3.217%             (143)

----------
* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

(a)   Variable rate coupon, rate shown as of March 31, 2006.

(b) Represents entire or partial position segregated as collateral for interest rate swaps.

(c) At March 31, 2006, the cost basis of investment securities owned was substantially identical for both book and tax. Gross unrealized appreciation of investments was $30,940 and gross unrealized depreciation of investments was $409,133, result- ing in net unrealized depreciation of $378,193 (excluding swap transactions).

Glossary of Terms:

     AMBAC--American Municipal Bond Assurance Corporation
     AMT--Subject to Alternative Minimum Tax
     BANS--Bond Anticipation Notes
     BART--Bay Area Rapid Transit
     CDA--Community Development Authority
     CDD--Community Development District
     CFD--Community Facilities District
     COP--Certificate of Participation
     CSUCI--California State University Channel Islands
     FNMA--Federal National Mortgage Association
     FSA--Financial Security Assurance, Inc.
     GNMA--Government National Mortgage Association
     GO--General Obligation
     IDA--Industrial Development Authority
     MBIA--Municipal Bond Investors Assurance
     MFHR--Multi-Family Housing Revenue
     PCR--Pollution Control Revenue
     RADIAN--Radian Group, Inc.
     SFMR--Single-Family Mortgage Revenue
     SWDR--Solid Waste Disposal Revenue
     TANS--Tax Anticipation Notes

See notes to financial statements.


8  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                   Short Duration New York Municipal Portfolio
                           March 31, 2006 (Unaudited)
--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
MUNICIPAL BONDS--78.7%
--------------------------------------------------------------------------------
Arizona--0.3%
Watson Road Cmnty Facs
   Dist Spl Assmt Rev
   4.70%, 7/01/09                                    $     355  $       353,395
                                                                ---------------
Delaware--0.6%
Bridgeville
   Heritage Shores Spl Dev Dist Ser B
   5.125%, 7/01/35                                         700          700,840
                                                                ---------------
Florida--3.9%
Clearwater Cay CDD
   BAN
   5.375%, 12/01/06                                        600          598,248
Dupree Lakes CDD
   5.00%, 11/01/10                                         110          109,179
Fishhawk CDD No. 2
   Spl Assmt Ser B
   5.00%, 11/01/07                                         100           99,567
   5.125%, 11/01/09                                        350          349,062
Gateway Svcs CDD
   Spl Assmt Sun City Center Fort
   Meyers Proj B
   5.50%, 5/01/10                                          120          120,698
Hammock Bay CDD
   Spl Assmt Ser B
   5.375%, 5/01/11                                         290          290,397
Heritage Isles CDD
   Spl Assmt Ser B
   5.00%, 11/01/09                                         250          249,305
Huntington CDD
   Spl Assmt Ser B
   5.00%, 5/01/09                                          285          282,911
Meadow Pointe III CDD
   Capital Impt Ser B
   5.25%, 11/01/07                                          55           54,932
Monterra CDD
   BANS
   5.00%, 6/01/06                                          175          175,068
Overoaks CDD
   Capital Impt Rev Ser B
   5.125%, 5/01/09                                         305          306,010
Parkway Center CDD
   Spl Assmt Ref Ser B
   5.625%, 5/01/14                                         305          308,447
Paseo CDD Capital Impt Rev
   Ser B
   4.875%, 5/01/10                                         615          606,409
Sandy Creek CDD
   Spl Assmt Ser B
   5.00%, 11/01/10                                         585          582,332
Seven Oaks CDD II
   Spl Assmt Rev Ser B
   5.00%, 5/01/09                                          150          149,864
Village CDD No. 5
   Spl Asset Ser B
   5.00%, 5/01/08                                           30           30,033
Villasol CDD
   Spl Assmt Rev Ser B
   5.375%, 5/01/08                                         110          110,087
Vizcaya CDD
   Spl Asset Ser B
   5.40%, 11/01/07                                         100          100,138
                                                                ---------------
                                                                      4,522,687
                                                                ---------------
Guam--0.6%
Guam Government Wtrworks Auth
   5.18%, 7/01/15                                          325          337,597
Guam Government Wtrworks Auth
Wtr & Wastewtr Sys Rev
   5.00%, 7/01/08                                          300          303,396
                                                                ---------------
                                                                        640,993
                                                                ---------------
Illinois--0.2%
Pingree Grove Spl Svc Area No. 1
   CamBrdg Lakes Proj Ser 05-1
   5.25%, 3/01/15                                          219          218,260
                                                                ---------------
Kansas--2.5%
Burlington
   Ref Kansas Gas & Electric Co.
   Proj Ser B MBIA
   2.65%, 6/01/31                                        2,850        2,845,440
                                                                ---------------
Nevada--0.4%
Henderson Local Impt Dist
   No. T 16
   4.75%, 3/01/13                                           40           39,620
Las Vegas Spl Impt Dist No. 607
   Local Impt Bonds
   4.00%, 6/01/06                                          420          420,432
                                                                ---------------
                                                                        460,052
                                                                ---------------
New Mexico--0.5%
Farmington PCR Public Svc
   San Juan Project Ser B
   2.10%, 4/01/33                                          620          620,000
                                                                ---------------
New York--62.6%
Babylon ARS
   XLCA
   4.45%, 12/01/20                                       1,165        1,177,978
Dutchess Cnty Resource Recovery Agy
   Solid Waste Sys BAN
   3.65%, 12/28/07                                         600          592,746
East Rochester Hsg Auth Rev
   Ref GNMA North Park Nursing Home
   3.70%, 10/20/06                                          70           70,020
Long Island Pwr Auth Elec Sys Rev
   Ser A MBIA-IBC
   5.25%, 12/01/26                                       1,640        1,710,044


                   Schedule of Investments--Short Duration New York Portfolio  9

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Long Island Pwr Auth
   Elec Sys Rev Ser B XLCA
   5.00%, 12/01/06                                   $   1,000  $     1,009,590
MTA
   Ded Tax Ser A FSA
   5.00%, 11/15/06                                       3,750        3,783,787
   Ser A FGIC
   5.25%, 11/15/22 (a)                                   1,830        1,970,544
MTA Transit Auth
   COP Ser A AMBAC
   5.625%, 1/01/13                                       1,260        1,348,490
Municipal Assistance Corp.
   Ser H
   6.25%, 7/01/07                                        1,000        1,032,380
   Ser O
   Economically Defeased to Maturity
   5.25%, 7/01/06-7/01/07                                3,265        3,311,293
   Ser P
   Economically Defeased to Maturity
   5.00%, 7/01/08                                        3,635        3,745,686
Nassau County
   Ser F FSA
   7.00%, 3/01/10                                        3,030        3,382,207
New York City GO
   Ser A FSA
   7.00%, 8/01/07                                        3,735        3,831,662
   Ser B AMBAC
   7.25%, 8/15/07                                        1,220        1,277,889
   Ser C
   4.00%, 8/01/06                                        1,000        1,001,480
   Ser G
   5.00%, 8/01/06                                        1,610        1,617,487
   Ser I
   5.00%, 8/01/10                                        2,400        2,507,832
   Unrefunded Ser M AMBAC
   7.50%, 6/01/07                                        1,180        1,231,000
New York City IDA Civic Facility Rev
   Ser A-1 ACA
   3.05%, 7/01/09                                        1,810        1,780,316
New York City IDA Spl Fac Rev
   Terminal One Group Assn Proj
   5.00%, 1/01/07                                        2,080        2,093,666
New York City TFA
   Fiscal 2003 Ser C
   Economically Defeased to Maturity
   5.00%, 8/01/06                                        1,000        1,005,160
   Future Tax Secured Ser A-1
   5.00%, 11/01/06-11/01/07                              9,080        9,215,400
   Recovery Ser 1-Sub 1C
   3.11%, 11/01/22 (b)                                     700          700,000
New York State Dorm Auth
   Mental Hlth Ser F-1
   5.00%, 2/15/07                                        1,060        1,072,519
New York State Dorm Auth Rev
   Mt. Sinai New York Univ Hlth Ser C
   5.00%, 7/01/11                                          700          708,813
New York State Dorm Auth Westchester
   County Court Fac AMBAC Surety
   5.25%, 8/01/13                                        1,000        1,052,070
New York State Energy Research
   & Dev Auth PCR
   ARS Electric & Gas Proj
   Ser C MBIA
   3.25%, 4/01/34                                        2,325        2,278,175
New York State Env Facs Corp.
   New York City Mun Wtr Fin Auth
   Ser 2002K
   5.00%, 6/15/07                                        2,380        2,421,007
New York City Mun Wtr Fin Auth
   Ser 1974A
   5.75%, 6/15/11                                           90           98,775
   PCR Ser 1990C
   7.20%, 3/15/11                                           55           55,129
   SWDR Management Proj Ser A
   2.90%, 5/01/12                                          935          934,289
New York City Mun Wtr Ser 1974 A
   Escrowed to Maturity
   5.75%, 6/15/11                                          585          642,038
New York State Hsg Fin Agency Rev
   Hlth Fac New York City Ser A
   6.00%, 5/01/06                                        3,600        3,606,120
New York State Pwr Auth Rev & General
   Purpose Ser A
   5.00%, 2/15/07                                        2,885        2,920,543
New York State Twy Auth Svc Contract Rev
   Ser A-2 MBIA
   5.375%, 4/01/09                                       1,000        1,043,090
New York State UDC
   Correctional Fac Svc Contract Ser D FSA
   Prerefunded 1/01/11 @ 100
   5.75%, 1/01/15                                        1,390        1,514,627
Port Auth of New York & New Jersey
   Consolidated 139th FGIC
   4.50%, 10/01/06                                       4,065        4,083,902
Schenectady
   BANS Renewal
   5.25%, 5/26/06                                          500          499,165
                                                                ---------------
                                                                     72,326,919
                                                                ---------------
Puerto Rico--6.6%
Puerto Rico Commonwealth
   Ref Pub Impt Ser C MBIA
   5.00%, 7/01/28                                        4,350        4,468,320
   Ref Pub Impt Ser C
   5.00%, 7/01/18                                        1,765        1,803,848
University of Puerto Rico
   Ser N MBIA
   6.25%, 6/01/07                                        1,355        1,396,449
                                                                ---------------
                                                                      7,668,617
                                                                ---------------
Virginia--0.5%
Broad Str CDA
   7.125%, 6/01/15                                         200          218,216


10  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Louisa IDA PCR
   Elec & Pwr Co.
   5.25%, 12/01/08                                   $     295  $       300,912
                                                                ---------------
                                                                        519,128
                                                                ---------------
Total Municipal Bonds
(cost $91,162,343)                                                   90,876,331
                                                                ---------------

================================================================================
Short-Term Municipal Notes--24.3%
--------------------------------------------------------------------------------
New York--24.3%
Binghamton BANS
   4.00%, 9/22/06                                        4,425        4,433,496
Erie County
   Rev Anticipation Notes
   3.75%, 7/13/06                                        5,000        5,001,700
Oceanside Union Free Sch Dist TANS
   4.00%, 6/22/06                                        3,415        3,417,698
Nassau County
   TANS Ser A
   4.25%, 10/31/06                                       2,875        2,886,413
Rockland County TANS
   4.50%, 3/22/07                                        7,100        7,157,510
MTA
   SubSer G-2
   3.09%, 11/01/26                                       1,100        1,100,000
Port Auth of New York & New Jersey
   Consolidated 139th FGIC
   3.17%, 8/01/24                                        4,100        4,100,000
                                                                ---------------
Total Short-Term Municipal Note
(cost $28,141,777)                                                   28,096,817
                                                                ---------------
Total Investments--103.0%
(cost $119,304,120) (c)                                             118,973,148
Other assets less liabilities--(3.0)%                                (3,451,968)
                                                                ---------------
Net Assets--100%                                                $   115,521,180
                                                                ---------------

================================================================================
INTEREST RATE SWAP TRANSACTIONS
--------------------------------------------------------------------------------

                                                      Rate Type
                                          ---------------------------------
                  Notional                                      Payments        Unrealized
    Swap           Amount    Termination  Payments made by  received by the   Appreciation/
Counterparty        (000)       Date       the Portfolio       Portfolio     (Depreciation)
-------------------------------------------------------------------------------------------
Citigroup       $ 1,300,000    6/22/07          BMA*             2.962%        $ (10,190)
Goldman Sachs       600,000     7/5/06          BMA*             3.283%              396
Goldman Sachs       600,000     1/5/07          BMA*             3.405%               30
JP Morgan         1,200,000     4/5/07          BMA*             2.988%           (7,456)
Morgan Stanley      600,000     4/6/06          BMA*             3.081%               74
Morgan Stanley      600,000    10/6/06          BMA*             3.217%             (286)

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

(a) Represents entire or partial position segregated as collateral for interest rate swaps.

(b)   Variable rate coupon, rate shown as of March 31, 2006.

(c) At March 31, 2006, the cost basis of investments securities owned was substantially identical for both book and tax. Gross unrealized appreciation was $286,710 and gross unrealized depreciation of investments was $617,682, resulting in net unrealized depreciation of $330,972 (excluding swap transactions).

Glossary of Terms:

ACA--American Capital Access Financial Guaranty Corporation
AMBAC--American Municipal Bond Assurance Corporation
ARS--Adjustable Rate Security
BANS--Bond Anticipation Notes
CDA--Community Development Authority
CDD--Community Development District
COP--Certificate of Participation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance, Inc.
GNMA--Government National Mortgage Association
GO--General Obligation
IBC--International Bancshares Corporation
IDA--Industrial Development Authority
MBIA--Municipal Bond Investors Assurance
MTA--Metropolitan Transportation Authority
PCR--Pollution Control Revenue
SWDR--Solid Waste Disposal Revenue
TANS--Tax Anticipation Notes
TFA--Transitional Finance Authority
UDC--Urban Development Corporation
XLCA--XL Capital Assurance

See notes to financial statements.


                  Schedule of Investments--Short Duration New York Portfolio  11

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                         Diversified Municipal Portfolio
                           March 31, 2006 (Unaudited)
--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
MUNICIPAL BONDS--95.3%
--------------------------------------------------------------------------------
Alabama--1.4%
Huntsville
   Ref Warrants Ser A FSA
   5.40%, 2/01/10                                    $   1,185  $     1,256,124
Jefferson Cnty Ltd Oblig
   Sch Warrants Ser A
   5.25%, 1/01/11                                        1,700        1,784,065
Jefferson Cnty Swr Rev
   Cap Impt Wts Ser D
   5.00%, 2/01/42                                        5,900        6,277,246
   Capt Impt Wts FGIC
   Prerefunded 8/01/12 @ 100
   5.00%, 2/01/41                                        7,725        8,196,689
   Capt Impt Wts Ser A FGIC
   Prerefunded 2/01/09 @ 101
   5.00%, 2/01/33                                        8,865        9,243,358
   Prerefunded 2/01/09 @ 101
   5.125%, 2/01/39                                       1,060        1,108,760
   Ref Bal Cap Impt Wts
   5.00%, 2/01/41                                       11,920       12,682,165
   Ref Ser B8 FSA
   5.25%, 2/01/10                                        2,000        2,109,440
   Ref Warrants Ser A FGIC
   Prerefunded 2/01/07 @ 100
   5.375%, 2/01/27                                       1,780        1,805,276
   Ser A
   Prerefunded 2/01/09 @ 101
   5.75%, 2/01/38                                        4,290        4,570,394
Mobile
   AMBAC
   5.25%, 8/15/09                                        1,370        1,438,678
                                                                ---------------
                                                                     50,472,195
                                                                ---------------
Alaska--0.3%
Anchorage
   FGIC
   6.00%, 10/01/09                                       1,000        1,074,970
   Ref Ser B MBIA
   5.25%, 7/01/08                                        6,100        6,307,644
   Sch Impt Ser B FGIC
   Escrowed to Maturity
   5.875%, 12/01/12                                      1,200        1,310,076
                                                                ---------------
                                                                      8,692,690
                                                                ---------------
Arizona--1.6%
Arizona Sch Facs Brd Rev
   Ref State Sch Impt
   5.00%, 1/01/13                                        1,225        1,304,858
   State Sch Trust Ser A AMBAC
   5.25%, 7/01/10                                        3,900        4,136,496
Arizona Tourism & Sports Auth Tax Rev
   Baseball Training Facs Proj
   5.00%, 7/01/15-7/01/16                                3,815        3,874,998
Arizona Wtr Infra Fin Auth Rev
   Wtr Quality Ser A
   5.75%, 10/01/11                                       1,525        1,642,974
Dove Mountain Resort CFD Assmt Lien
   6.00%, 12/01/06                                         320          320,192
Maricopa Cnty Industrial Dev Auth
   Multifamily Hsg Rev
   Steeplechase Apartments Proj
   Ser B AMT
   6.25%, 12/01/20                                       2,030        2,041,185
Maricopa Cnty Uni Sch Dist No. 48
   Ref Ser B FSA
   4.75%, 7/01/10                                        1,000        1,041,190
Mesa IDA Rev
   Discovery Hlth Sys Ser A MBIA
   Prerefunded 1/01/10 @ 101
   5.625%, 1/01/29                                       2,000        2,145,520
Mesa State & Highway Rev
   FSA Prerefunded 7/01/14 @ 100
   5.125%, 7/01/23                                       4,255        4,594,124
Phoenix Civic Impt Corp. Transit Excise
   Tax Rev Light Rail Proj AMBAC
   5.00%, 7/01/10-7/01/11                               10,375       10,976,476
Phoenix Civic Impt Corp. Wtr Sys Rev
   Jr Lien MBIA
   5.00%, 7/01/14                                        5,000        5,347,700
Pima Cnty IDA
   Horizon Cmnty Learning Center
   4.45%, 6/01/14                                        2,500        2,413,825
Salt River Agricultural Impt & Pwr Dist
   Pwr Distribution Elec Sys
   Rev Ref Salt River Proj. Ser A
   5.00%, 1/01/09-1/01/10                               12,485       13,033,656
Vistancia CFD
   4.25%, 7/15/06                                          375          375,011
   4.75%, 7/15/07                                          300          300,015
   5.00%, 7/15/08                                          400          400,140
   5.30%, 7/15/09                                          500          502,795
   5.55%, 7/15/10                                          500          505,150
Watson Road CFD Spl Assmt Rev
   4.85%, 7/01/10                                        1,210        1,202,304
                                                                ---------------
                                                                     56,158,609
                                                                ---------------
Arkansas--0.0%
Hot Springs Sales & Use Tax
   Ref & Impt
   4.125%, 7/01/12                                         115          115,000
                                                                ---------------

California--6.8%
California Dept of Wtr Res Pwr Supply Rev
   Ser A
   5.25%, 5/01/10                                        3,730        3,955,292


12  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
   Ser A MBIA
     5.25%, 5/01/09                                  $  32,445  $    34,026,369
     5.50%, 5/01/10                                      7,115        7,611,485
California Econ Rec Bds
   Ser A
   5.00%, 7/01/07                                        2,760        2,809,294
   5.25%, 1/01/10-1/01/11                               21,345       22,635,474
   Ser A MBIA
   5.00%, 7/01/11                                        3,665        3,896,995
California State
   GO
   5.00%, 3/01/08-3/01/13                               31,405       33,024,247
   5.25%, 3/01/10                                        3,115        3,284,331
   6.00%, 2/01/11                                       15,760       17,280,840
   6.10%, 10/01/08                                       8,765        9,260,748
California State Dept Wtr Res
   Ser A
   5.50%, 5/01/09                                        8,615        9,050,919
California State Dept Wtr Res Pwr Supply
   Ser A
   5.50%, 5/01/08                                       24,025       24,913,444
California Statewide Cmnty Dev Auth Rev
   Kaiser Permanente Ser E
   3.875%, 4/01/32                                       6,630        6,551,501
   Kaiser Permanente Ser F
   2.30%, 4/01/33                                       12,675       12,495,142
Fremont Uni Sch Dist Alameda Cnty
   Election 2002 Ser B FSA
   5.00%, 8/01/27                                        1,000        1,045,420
Fresno Uni Sch Dist
   Ref Ser A MBIA
   6.00%, 2/01/20                                        3,255        3,845,587
Golden State Tobacco Securitization
   Corp Settlement Rev
   Enhanced Asset Bkd B
   5.375%, 6/01/28                                       2,595        2,763,960
   Enhanced Asset Bkd B FGIC-TCRS
   5.375%, 6/01/28                                      19,395       20,657,808
   5.50%, 6/01/33                                        5,000        5,478,700
Los Angeles Dept of Wtr & Pwr
   Sys Ser A SubSer A-2 MBIA
   5.00%, 7/01/20                                        8,140        8,552,698
Los Angeles Uni Sch Dist
   Ser A FSA
   5.25%, 7/01/20                                        1,785        1,908,647
Sacramento City Fin Auth
   Lease Rev Ser B
   5.40%, 11/01/20                                       1,000        1,087,520
Sacramento Mun Util Dist
   Ser G MBIA
   6.50%, 9/01/13                                        1,035        1,166,652
                                                                ---------------
                                                                    237,303,073
                                                                ---------------
Colorado--2.2%
Colorado Dept of Transp Rev AMBAC
   Prerefunded 6/15/10 @ 100.5
   6.00%, 6/15/15                                        3,000        3,277,260
Colorado Dept Transp Rev
   Ref Transp Rev Antic NTS Ser B
   5.00%, 12/15/13                                       9,065        9,690,757
Jefferson Cnty Sch Dist No. R-001
   FSA
   5.00%, 12/15/23-12/15/24                              7,215        7,542,787
Municipal Sub-Dist Wtr Conservancy Dist
   Rev Ser F AMBAC
   6.50%, 12/01/12                                       3,500        3,638,005
PV Wtr & Sanitation Metropolitan Dist
   Cap Appreciation
   Zero Coupon, 12/15/17                                18,975        9,463,402
Regional Transp Dist COP
   Transit Vehicles Ser A Remarketed
   AMBAC
   2.30%, 12/01/22 (a)                                  36,775       36,204,987
Todd Creek Farms Metropolitan
   Dist No. 1 Wtr Rev Ref & Impt
   4.75%, 12/01/09                                       4,190        4,100,460
Weld Cnty
   Sch Dist No. 6 (Greeley) FSA
   5.25%, 12/01/17                                       2,405        2,584,654
                                                                ---------------
                                                                     76,502,312
                                                                ---------------
Connecticut--1.0%
Connecticut State
   Escrowed to Maturity
   5.50%, 12/01/07                                          10           10,302
   Ser C FGIC
   5.00%, 4/01/09                                       11,700       12,156,885
Connecticut State Hlth & Ed Facs Auth Rev
   Hosp for Spl Care Ser B
   5.125%, 7/01/07                                         730          735,125
Connecticut State Res Recov Auth
   Mid-Connecticut Sys Ser A MBIA
   Prerefunded 11/15/06 @ 102
   5.375%, 11/15/09                                      3,495        3,604,743
   5.75%, 11/15/07                                       2,115        2,187,143
   Ser A MBIA
   5.375%, 11/15/10                                      5,000        5,151,450
   Unrefunded Balance Mid-Connecticut
   Sys Ser A MBIA
   5.375%, 11/15/09                                      1,505        1,550,210
Connecticut State Spl Tax Oblig
   Ser A
   5.25%, 9/01/07                                        1,095        1,119,057
   Ser B
   6.00%, 9/01/06                                        1,500        1,514,820
   6.15%, 9/01/09                                        1,000        1,077,010
Mashantucket Western Pequot Tribe
   Spl Rev Sub Ser B
   5.55%, 9/01/08(b)                                     1,700        1,764,141


                    Schedule of Investments--Diversified Municipal Portfolio  11

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
University of Connecticut
   Ref Student Fee Rev Ser A FGIC
   5.25%, 11/15/17                                   $   3,065  $     3,303,549
                                                                ---------------
                                                                     34,174,435
                                                                ---------------
Delaware--0.1%

Delaware Transp Auth Transp Sys Rev
   Senior MBIA
   5.00%, 7/01/11                                        3,680        3,898,555
                                                                ---------------
District Of Columbia--0.5%
District of Columbia
   2001 Ser B FSA
   5.50%, 6/01/09                                        2,100        2,209,578
   COP AMBAC
   5.25%, 1/01/08                                        1,000        1,026,150
   Ref Ser B-1 AMBAC
   5.50%, 6/01/08                                        8,510        8,827,678
   Ser A MBIA
   5.50%, 6/01/10                                        1,625        1,730,820
   Ser B FSA
   Escrowed to Maturity
   5.50%, 6/01/09                                          175          184,665
District of Columbia Hsg Fin Agy
   Single-Family FNMA & GNMA
   Mortgage Rev Ser A AMT
   6.25%, 12/01/28                                       1,030        1,036,139
District of Columbia Wtr & Swr
   Auth Pub Util Rev FSA
   6.00%, 10/01/16                                       1,635        1,893,134
                                                                ---------------
                                                                     16,908,164
                                                                ---------------
Florida--7.0%
Baywinds Cmnty Dev Dist
   Ser B
   4.90%, 5/01/12                                        1,500        1,496,250
Beacon Tradeport CDD
   Spl Assmt Industrial Proj Ser B
   7.125%, 5/01/22                                       2,715        2,876,271
Bonita Springs Vasari CDD
   Capital Impt Rev Ser B
   6.20%, 5/01/09                                        1,350        1,358,357
Bonnet Creek Resort CDD
   Spl Assmt
   7.125%, 5/01/12                                       2,000        2,176,780
Broward Cnty
   Ref Ser B
   5.00%, 1/01/09                                        2,585        2,674,338
Broward Cnty Arpt Sys Rev
   Ser E MBIA AMT
   5.25%, 10/01/10                                       2,065        2,147,270
Capital Region CDD
   Capital Impt Ser B
   5.95%, 5/01/06                                          130          130,196
Clearwater Cay CDD
   BANS
   5.375%, 12/01/06                                      3,300        3,290,364
Dade Cnty Sch Dist
   Remarketed MBIA
   5.00%, 8/01/12                                        8,060        8,561,413
Double Branch CDD Spl Assmt
   Ser B-1
   5.60%, 5/01/07                                           30           30,046
Dupree Lakes CDD
   5.00%, 11/01/10                                         555          550,860
Florida State Brd of Ed
   Pub Ed Ser A
   5.00%, 6/01/12                                        5,305        5,642,239
   Pub Ed Ser G
   5.25%, 6/01/11                                        2,075        2,221,578
   Ser A
   5.00%, 1/01/13                                       14,745       15,670,249
   Ser B
   5.00%, 1/01/12                                        9,755       10,337,471
   Ser C MBIA
   5.25%, 1/01/11                                        4,600        4,900,886
Florida State Brd of Ed Capital Outlay
   Escrowed to Maturity
   9.125%, 6/01/14                                         150          200,118
   Pub Ed Ser B
   5.00%, 6/01/07                                        1,455        1,478,440
   Unrefunded Balance
   9.125%, 6/01/14                                         990        1,214,780
Florida State Dept of Environmental
   Protection Preservation Rev
   Florida Forever Ser A FGIC
   5.00%, 7/01/18                                        3,435        3,626,948
Florida State Tpk Auth
   Rev Ref FSA
   5.00%, 7/01/12                                        6,205        6,604,168
Gateway Svcs CDD Spl Assmt
   Stoneybrook Proj
   5.50%, 7/01/08                                        1,395        1,400,482
Greyhawk Landing CDD Spl
   Assmt Rev Ser B
   6.25%, 5/01/09                                          435          439,685
Hammock Bay CDD
   Spl Assmt Ser B
   5.375%, 5/01/11                                       6,850        6,859,384
Harbor Bay CDD Capital Impt Rev
   Ser B
   6.35%, 5/01/10                                        1,870        1,904,801
Heritage Harbour South CDD
   Spl Assmt Rev Capital Impt Ser B
   5.40%, 11/01/08                                       1,880        1,867,028
Heritage Isles CDD
   Spl Assmt Ser B
   5.00%, 11/01/09                                         360          358,999
Hillsborough Cnty Sch Brd COP
   Ser A MBIA
   5.00%, 7/01/26                                        3,000        3,125,970
Huntington CDD
   Spl Assmt Ser B
   5.00%, 5/01/09                                        1,430        1,419,518


14  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Lake Ashton II CDD Capital Impt Rev
   Ser B
   4.875%, 11/01/10                                  $   2,000  $     1,989,500
Live Oak CDD
   No. 001 Spl Assmt Ser B
   5.30%, 5/01/08                                          195          194,764
Live Oak CDD No. 002
   Spl Assmt Ser B
   5.00%, 11/01/09                                       2,230        2,219,697
Meadow Pointe III CDD
   Capital Impts Rev Ser B
   5.00%, 5/01/09                                          850          845,742
Meadow Pointe IV CDD
   Florida Capital Impt Rev Ser B
   5.125%, 11/01/07                                      1,215        1,217,552
Meadow Woods CDD
   Spl Assmt Ser B
   5.25%, 5/01/11                                        1,895        1,882,682
Miami Beach Hlth Facs Auth Hosp Rev
   Ref Mount Sinai Medical Center
   6.75%, 11/15/24                                       6,990        7,757,432
Middle Village CDD Spl Assmt
   Ser C
   5.125%, 5/01/09                                       1,060        1,058,972
Midtown Miami CDD
   Spl Assmt Ser A
   6.00%, 5/01/24                                        4,300        4,571,803
Miromar Lakes CDD Capital Impt Rev
   Ser B
   7.25%, 5/01/12                                        2,245        2,353,546
Montecito Cmnty Dev Dist
   Spl Assmt Ser B
   5.10%, 5/01/13                                        5,610        5,574,376
Monterra CDD
   BANS
   5.00%, 6/01/06                                        4,085        4,086,593
   Spl Assmt Ser B
   5.00%, 11/01/10                                       6,760        6,731,946
Narcoossee CDD Spl Assmt
   Ser B
   5.75%, 5/01/08                                          175          175,600
Orange Cnty Sales Tax Rev
   Ser A FGIC
   5.125%, 1/01/22                                      15,620       16,478,163
Orlando Waste Wtr Sys Rev
   Ser A CPI Bd
   4.198%, 10/01/06 (a)                                  2,165        2,170,369
   4.218%, 10/01/07 (a)                                  1,790        1,798,717
   Ser A CPI Bd
   Mandatory Put 10/01/07
   4.218%, 10/01/15 (a)                                  6,070        6,099,561
Overoaks CDD
   Capital Impt Rev Ser B
   5.125%, 5/01/09                                       3,365        3,376,138
Palm Beach Cnty Solid Waste Auth
   Ser A AMBAC Escrowed to Maturity
   6.00%, 10/01/09                                       4,305        4,611,542
Parkway Center CDD
   Spl Assmt Ref Ser B
   5.625%, 5/01/14                                       5,385        5,445,850
Paseo CDD
   Spl Assmt
   5.00%, 2/01/11                                        2,705        2,712,087
Paseo CDD Capital Impt Rev
   Ser B
   4.875%, 5/01/10                                       5,410        5,334,422
Reunion East CDD
   Spl Assmt Ser B
   5.90%, 11/01/07                                         385          386,351
Saddlebrook CDD
   Spl Assmt Ser B
   6.25%, 5/01/09                                           40           40,700
Sandy Creek CDD
   Spl Assmt Ser B
   5.00%, 11/01/10                                       1,920        1,911,245
Sarasota Cnty Util Sys Rev
   Ref Ser C FGIC
   5.25%, 10/01/21                                       2,000        2,132,220
Seven Oaks CDD II
   Spl Assmt Rev Ser B
   5.00%, 5/01/09                                        3,200        3,197,088
Shingle Creek
   BANS
   5.125%, 8/01/06                                       3,860        3,862,779
South Bay CDD Capital Impt Rev
   Ser B-1
     5.125%, 11/01/09                                    1,175        1,176,810
   Ser B-2
     5.375%, 5/01/13                                     2,900        2,926,274
Stoneybrook CDD
   Capital Impt Rev Ser B
   5.70%, 5/01/08                                          110          110,079
Sunrise Util Sys Rev
   AMBAC
   5.50%, 10/01/13                                       2,445        2,658,864
Tampa Hillsborough Cnty Express
   Parkway AMBAC
   5.00%, 7/01/12                                        8,575        9,126,630
Tampa Occupational License Tax
   Ref Ser A FGIC
   5.375%, 10/01/17-10/01/18                             8,110        8,732,118
Tampa Wtr & Swr Rev
   Ref Ser A
   5.25%, 10/01/18                                       1,160        1,243,114
Tern Bay CDD Capital Impt Rev
   Ser B
   5.00%, 5/01/15                                        2,665        2,665,000
The Quarry CDD Spl Assmt
   Ser A-2
   5.25%, 5/01/36                                       10,000        9,994,100
Venetian CDD
   Capital Impt Ser B
   5.95%, 5/01/12                                        1,500        1,550,955


                    Schedule of Investments--Diversified Municipal Portfolio  15

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Verano Ctr Cmnty Dev Dist
   Cmnty Infrastructure Proj Ser B
   5.00%, 11/01/13                                   $   3,300  $     3,281,520
Villages of Westport CDD Capital Impt Rev
   Ser A
   5.125%, 5/01/15                                       2,735        2,721,188
Vizcaya CDD
   Spl Assmt
   5.90%, 5/01/07                                           95           95,165
Waterchase CDD
   Capital Impt Rev Ser B
   5.90%, 5/01/08                                          130          129,975
Westchester CDD No.1
   Spl Assmt
   6.00%, 5/01/23                                        5,000        5,175,500
                                                                ---------------
                                                                    246,369,618
                                                                ---------------
Georgia--1.0%
Cobb Cnty Dev Auth SWDR
   Georgia Waste Mgmt Proj Ser A
   3.10%, 4/01/33 (a)                                    1,895        1,879,347
Georgia State
   Ser A
   6.25%, 4/01/08                                        2,600        2,734,160
   Ser B
   6.00%, 3/01/12                                        1,000        1,119,280
   Ser C
   6.25%, 8/01/10                                        1,490        1,645,392
   Ser D
   6.70%, 8/01/08                                        1,770        1,892,714
Metropolitan Atlanta Rapid Transit Auth
   Ref Third Indenture Ser A
   5.00%, 7/01/13                                        9,790       10,437,511
   Sales Tax Rev Second Indenture
   Ser B MBIA
   5.10%, 7/01/20                                       11,000       11,460,020
Metropolitan Atlanta Rapid Transit
   Auth Sales Tax Rev
   Ref Third Indenture Ser A FGIC
   5.00%, 7/01/12                                        1,700        1,808,375
Municipal Elec Auth
   Unrefunded Balance Combustion
   Turbine Proj Ser A MBIA
   5.25%, 11/01/21                                       3,000        3,198,510
                                                                ---------------
                                                                     36,175,309
                                                                ---------------
Guam--0.3%
Guam Government Wtrworks Auth
   5.18%, 7/01/15                                        7,765        8,065,971
Guam Government Wtrwrks Auth
   Wtr & Wastewtr Sys Rev
   5.00%, 7/01/10-7/01/13                                3,385        3,427,722
                                                                ---------------
                                                                     11,493,693
                                                                ---------------
Hawaii--3.3%
Hawaii State
   Ref Ser DG AMBAC
   5.00%, 7/01/11-7/01/14                               95,550      101,749,594
   Ser CN FGIC
   Escrowed To Maturity
   6.00%, 3/01/09                                          105          111,800
   Ser CX FSA
   Prerefunded 2/01/12 @ 100
   5.50%, 2/01/17-2/01/21                                5,480        5,928,971
   Unrefunded Balance Ser CN FGIC
   6.00%, 3/01/09                                        2,560        2,722,867
   Unrefunded Balance Ser CX FSA
   5.50%, 2/01/17                                        4,055        4,365,005
                                                                ---------------
                                                                    114,878,237
                                                                ---------------
Illinois--4.3%
Bolingbrook Sales Tax Rev
   5.75%, 1/01/15                                        4,000        3,595,200
Chicago
   GO FGIC
   Escrowed to Maturity
   5.50%, 1/01/07                                        4,775        4,842,041
   Kingsbury Redev Proj Ser A
   6.57%, 2/15/13                                        2,000        2,063,080
   Ref Ser A FSA
   5.00%, 1/01/12                                        5,760        6,085,670
   Ser A FGIC
   Prerefunded 7/01/10 @ 101
   6.75%, 1/01/35                                        2,210        2,485,410
Chicago Brd of Ed
   Lease Certificates Ser A MBIA
   6.25%, 1/01/11                                        1,760        1,945,275
Chicago Hsg Auth Capital Program Rev
   5.00%, 7/01/07                                        3,100        3,145,167
Chicago O'Hare Int'l Arpt Rev
   General Arpt Second Lien Ser A AMBAC
   Escrowed to Maturity
   6.00%, 1/01/07                                        4,250        4,320,295
   Second Lien-Ser C MBIA
   5.00%, 1/01/10                                        1,890        1,969,588
   5.75%, 1/01/09                                        1,675        1,764,897
   Unrefunded General Arpt Second
   Lien Ser A AMBAC
   6.00%, 1/01/07                                        1,860        1,890,504
Chicago Park Dist Harbor Facs Rev
   Prerefunded 1/01/11 @ 100
   5.875%, 1/01/13-1/01/15                               5,735        6,241,056
Chicago Pub Bldg Commission Bldg Rev
   Chicago Transit Auth AMBAC
   5.00%, 3/01/09                                        1,180        1,221,194
   5.25%, 3/01/21                                        4,000        4,254,280
Chicago Pub Bldg Commission Rev
   Chicago Park Dist Ser A FGIC
   5.375%, 1/01/13                                       2,510        2,635,073


16  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Chicago SFMR
   Ser A FNMA GNMA
   6.35%, 10/01/30                                   $     145  $       150,527
Chicago Transit Auth Capital Grant
   Receipts Rev
   Federal Transit Administration
   Section 5307 Ser A AMBAC
   5.25%, 6/01/10                                        4,570        4,829,485
   Federal Transit Administration
   Section 5307 Ser B AMBAC
   5.00%, 6/01/09                                        2,000        2,075,460
Cook Cnty
   MBIA Escrowed to Maturity
   7.25%, 11/01/07                                         690          707,623
Du Page Cnty
   Jail Proj
   5.60%, 1/01/21                                        6,735        7,515,519
   Stormwater Proj
   5.60%, 1/01/21                                        1,920        2,142,509
   Wtr Commission Ref
   5.25%, 3/01/09-3/01/10                               11,910       12,477,809
Illinois Dev Fin Auth
   Adventist Hlth Sys Ser B CPI Bd MBIA
   2.10%, 1/01/19 (a)                                    5,730        6,337,437
Illinois Ed Facs Auth Rev
   Loyola Univ Chicago Ser A
   Escrowed to Maturity
   7.00%, 7/01/07                                        1,000        1,023,660
Illinois State Dedicated Tax Rev Civic Ctr
   AMBAC
   6.25%, 12/15/20                                       3,135        3,666,226
Illinois State GO
   AMBAC
   5.00%, 4/01/11                                        1,470        1,552,893
   First Ser MBIA
   5.25%, 4/01/11-10/01/21                               8,140        8,689,180
   Prerefunded 12/01/10 @ 100
   5.75%, 12/01/13                                       2,390        2,596,568
   FSA
   5.00%, 9/01/14                                        5,550        5,922,239
   Ref First Ser FSA
   5.25%, 4/01/09                                        1,045        1,090,729
   Ser B MBIA IBC
   5.00%, 3/01/15                                        5,000        5,304,500
Illinois State Sales Tax Rev
   Ser Q
   6.00%, 6/15/12                                        3,225        3,504,253
   Ser U
   5.00%, 6/15/09                                        1,150        1,153,887
Illinois State Unemployment Insurance
   Fund Bldg Recepts Rev
   Ser A FSA
   5.00%, 12/15/07                                       3,810        3,897,363
McLean Cnty Pub Bldg Commission
   7.25%, 11/01/07                                       2,000        2,109,920
Metropolitan Pier & Exposition Auth
   Dedicated State Tax Rev McCormick
   Place Ser A MBIA
   5.25%, 6/15/09                                        7,000        7,319,410
Pingree Grove Spl Svc Area No. 1
   CamBrdg Lakes Proj Ser 05-1
   5.25%, 3/01/15                                        3,101        3,090,519
Regional Transp Auth
   Ref Ser B FGIC
   5.50%, 6/01/17                                        1,025        1,150,429
   Ser C FGIC
   7.75%, 6/01/20                                        1,005        1,335,826
Sangamon Cnty Sch Dist No. 186
   FGIC
   5.55%, 1/01/08                                        1,465        1,485,554
Springfield Arpt Auth
   Garrett Aviation Svcs Proj
   4.40%, 2/01/08                                        6,100        6,162,464
St. Clair Cnty
   FGIC
   5.625%, 10/01/13                                      3,410        3,672,502
University of Illinois COP
   Ser A AMBAC
   Prerefunded 8/15/11 @ 100
   5.50%, 8/15/18                                        2,340        2,534,735
                                                                ---------------
                                                                    151,957,956
                                                                ---------------
Indiana--1.2%
Allen Cnty Juvenile Justice Ctr
   First Mortgage Rev AMBAC
   5.50%, 1/01/18                                        1,575        1,707,521
Dyer Redev Auth Eco Dev Lease
   6.55%, 7/15/20                                        2,720        2,981,147
   6.875%, 7/15/14                                       1,755        1,940,942
Indiana Bd Bank Rev
   Ser B
   5.00%, 2/01/08                                        2,000        2,049,220
Indiana Hlth Fac Fin Auth Rev
   Ascension Hlth Subordinated
   Credit Ser A
   5.00%, 5/01/07                                        3,335        3,380,423
Indiana State Fin Auth Rev
   St Revolving PG Ser A
   5.00%, 2/01/14                                        4,255        4,532,256
Indiana State Transp Fin Auth
   Arpt Facs Lease Rev
   Ser A AMBAC
   6.00%, 11/01/09                                       1,370        1,476,874
Indianapolis Gas Util Rev
   Ref Distribution Sys Ser A AMBAC
   5.75%, 8/15/08                                        2,275        2,376,260
Indianapolis Local Pub Impt Bd Bank
   Ser B
   5.00%, 2/01/10                                        1,020        1,044,908
   6.00%, 1/10/13                                        5,325        5,803,291


                    Schedule of Investments--Diversified Municipal Portfolio  17

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
   Wtrwrks Proj Ser A MBIA
   Prerefunded 7/01/12 @ 100
   5.25%, 7/01/33                                    $  10,655  $    11,474,689
Indianapolis Res Recov Rev
   Ogden Martin Sys Inc. Proj AMBAC
   6.75%, 12/01/08                                       2,750        2,904,440
Ivy Tech State College
   Student Fee Ser G AMBAC
   5.00%, 7/01/08                                        1,000        1,028,500
                                                                ---------------
                                                                     42,700,471
                                                                ---------------
Kansas--0.3%
Kansas State Dept Transp Hwy
   Ref Ser A
   5.00%, 9/01/11                                        5,585        5,937,581
Munimae Trust
   Certificate Class A-5 FHLMC
   4.80%, 7/14/26                                        2,125        2,126,296
Sedgwick & Shawnee Counties
   Single-Family Rev GNMA
   Mortgage-Backed Securities
   Program Ser A-1 AMT
   6.50%, 12/01/22 (a)                                     475          488,994
Wyandotte Cnty Kansas City
   Unified Government Spl Oblig Rev
   Ref Sales Tax 2nd Lien Area Ser B
   4.75%, 12/01/16                                       1,565        1,580,478
                                                                ---------------
                                                                     10,133,349
                                                                ---------------
Kentucky--0.2%
Kentucky Eco Dev Fin Auth Rev
   Catholic Hlth Initiatives Ser A
   5.375%, 12/01/11                                      1,240        1,290,369
Kentucky State Property & Bldg
   Commission
   Proj No. 76 AMBAC Ref
   5.50%, 8/01/20                                        4,000        4,545,880
                                                                ---------------
                                                                      5,836,249
                                                                ---------------
Louisiana--0.3%
Jefferson Parish Home Mortgage Rev
   FNMA & GNMA Mortgage-Backed
   Securities Ser C-1 AMT
   5.40%, 12/01/24                                         515          523,384
Louisiana Local Government
   Environmental Facs & Cmnty Dev Auth Rev
   Air Cargo
   6.65%, 1/01/25                                          830          876,148
Louisiana State Office Facs
   Corp. Lease Rev Capitol Complex Program
   Ser A MBIA
   5.50%, 3/01/11                                        2,000        2,113,940
New Orleans
   Ref MBIA
   5.25%, 12/01/20                                       5,845        6,152,155
Terrebonne Parish Wtrwrks
   Dist No. 001 Wtr Rev
   Wtr Rev Ser A AMBAC
   5.25%, 11/01/23                                       2,000        2,133,480
                                                                ---------------
                                                                     11,799,107
                                                                ---------------
Maryland--3.1%
Maryland State
   Ref
   5.00%, 2/01/10                                       15,425       16,177,740
   Ref State & Local Facs Loan-1st Ser B
   5.25%, 2/15/12                                       50,285       54,273,103
   State & Local Facs Loan First Ser
   5.00%, 8/01/11                                       11,360       12,078,179
Montgomery Cnty
   Pub Impt Ser A
   5.00%, 2/01/16                                        2,965        3,171,334
Tax Exempt Mun Infra Impt Trust
   Certificates Ser 2004A Class A
   3.80%, 5/01/08(b)                                    18,950       18,759,932
   Certificates Ser 2004C Class A
   4.05%, 11/01/08(b)                                    5,647        5,485,722
                                                                ---------------
                                                                    109,946,010
                                                                ---------------
Massachusetts--6.6%
Haverhill
   GO FGIC
   6.00%, 6/15/08                                        1,095        1,136,533
Massachusetts Bay Transp Auth
   Ref Ser A MBIA
   7.00%, 3/01/10                                        9,615       10,732,648
   Sales Tax Rev Ref Senior Ser B
   5.00%, 7/01/11                                        2,385        2,521,994
   Sales Tax Rev Ser A
   Prerefunded 7/01/12 @ 100
   5.25%, 7/01/20                                        3,600        3,856,320
   Ser A
   5.50%, 3/01/12                                        3,780        4,020,068
   5.75%, 3/01/10                                        2,255        2,415,646
Massachusetts Port Auth Rev
   Ser B FSA
   5.50%, 7/01/09                                        1,780        1,861,898
Massachusetts State
   Consolidated Loan Ser A
   5.00%, 8/01/12                                        9,640       10,223,027
   6.00%, 2/01/10                                        6,315        6,813,885
   Consolidated Loan Ser B
   5.00%, 8/01/12                                       17,400       18,452,352
   Prerefunded 6/01/10 @ 100
   5.70%, 6/01/19                                        3,480        3,749,804
   Consolidated Loan Ser C
   Prerefunded 8/01/08 @ 101
   5.25%, 12/01/08-8/01/11                               8,070        8,396,756
   5.50%, 12/01/11                                       2,060        2,232,237
   Consolidated Loan Ser C FGIC
   5.50%, 11/01/13-11/01/14                             35,860       39,549,915


18  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
   Consolidated Loan Ser D
   Prerefunded 8/01/12 @ 100
   5.375%, 8/01/22                                   $     110  $       118,688
   Consolidated Loan Ser D MBIA
   Prerefunded 8/01/12 @ 100
   5.375%, 8/01/22                                       2,495        2,692,055
   Consolidated Loan Ser E
   5.50%, 1/01/09                                        3,890        4,066,412
   Ref Ser A
   5.25%, 1/01/09                                        4,685        4,867,247
   5.50%, 1/01/10                                       14,010       14,852,001
   Ref Ser A MBIA
   5.50%, 2/01/10-2/01/11                               36,215       38,590,845
   Ser A
   5.50%, 1/01/11                                        1,255        1,347,217
   Wtr Poll Abatement Ser B
   Escrowed to Maturity
   5.25%, 8/01/14                                          950        1,034,712
Massachusetts State Consolidated Loan
   Ser C
   Prerefunded 12/01/11 @ 100
   5.375%, 12/01/18                                     11,870       12,769,034
   Prerefunded 10/01/10 @ 100
   5.75%, 10/01/14                                       3,325        3,595,954
Massachusetts State Hlth & Ed Facs
   Auth Rev Harvard Univ Ser N
   6.25%, 4/01/20                                        2,820        3,443,671
   New England Med Ctr Hosp Ser H FGIC
   5.00%, 5/15/07-5/15/08                                2,000        2,039,510
Massachusetts Wtr Poll Abatement Trust
   New Bedford Program Ser A
   5.125%, 2/01/16                                       3,460        3,621,063
   Pool Program Bds Ser 7
   5.25%, 2/01/10                                        2,200        2,320,384
   Ser B
   5.25%, 8/01/14                                           55           60,067
Route 3 North Transport Impt Associates
   Lease Rev MBIA
   Prerefunded 6/15/10 @ 100
   5.375%, 6/15/22                                       1,145        1,218,360
University of Massachusetts Bldg Auth
   Ref Senior Ser 2 AMBAC
   5.00%, 11/01/18                                      18,690       19,827,660
                                                                ---------------
                                                                    232,427,963
                                                                ---------------
Michigan--2.1%
Berkley City Sch Dist
   FGIC
   7.00%, 1/01/08                                        1,000        1,056,560
Detroit City Sch Dist
   Sch Bldg & Site Impt Ser A FGIC Q-SBLF
   Prerefunded 5/01/13 @ 100
   5.00%, 5/01/32                                        1,295        1,378,152
   Ser A AMBAC
   6.50%, 5/01/10                                        1,065        1,174,620
Detroit Sewage Disposal Rev
   Ser A
   Prerefunded 1/01/10 @ 101
   6.00%, 7/01/29                                        3,105        3,365,510
   Ser B MBIA
   6.00%, 7/01/10                                        2,510        2,729,274
Detroit Wtr Supply Sys Rev
   Senior Lien Ser A FGIC
   Prerefunded 1/01/10 @ 101
   5.875%, 7/01/22                                       3,475        3,764,190
Grand Rapids Wtr Supply Sys Rev
   FGIC
   5.75%, 1/01/12                                        2,100        2,277,828
Lansing Cmnty College
   FGIC
   5.50%, 5/01/16                                        3,515        3,834,232
Michigan Mun Bd Auth Rev
   Clean Wtr State Revolving Fund
   5.25%, 10/01/19                                       4,500        4,802,760
   5.375%, 10/01/21                                      4,325        4,682,461
   Prerefunded 10/01/09 @ 101
   5.625%, 10/01/11                                      1,270        1,362,659
   Prerefunded 10/01/09 @ 101
   5.75%, 10/01/14                                       3,745        4,033,440
   Ref Sch Loan Ser A
   5.25%, 12/01/10                                       5,215        5,546,048
Michigan Pub Pwr Agy
   Ref Belle River Proj Ser A MBIA
   5.25%, 1/01/10                                        9,065        9,550,884
Michigan State Comprehensive Transp
   Ser B FSA
   5.00%, 5/15/07                                        1,000        1,015,300
Michigan State COP
   New Ctr Dev Inc. MBIA
   5.375%, 9/01/19                                       4,775        5,134,367
Michigan State Trunk Line
   Ref Ser B FSA
   5.00%, 9/01/11                                        5,000        5,295,550
   Ser A FSA
   Prerefunded 11/01/11 @ 100
   5.50%, 11/01/18                                       1,110        1,196,991
Midland Cnty Eco Dev Corp.
   PCR Ser A AMT
   6.875%, 7/23/09                                       4,280        4,307,306
Walled Lake Consolidated Sch Dist
   MBIA
   6.00%, 5/01/07                                        2,000        2,050,400
   Q-SBLF
   5.75%, 5/01/13                                        2,000        2,152,040
Wayne Cnty Cmnty College
   Cmnty College Impt FGIC
   5.00%, 7/01/08                                        1,925        1,983,212
                                                                ---------------
                                                                     72,693,784
                                                                ---------------


                    Schedule of Investments--Diversified Municipal Portfolio  19

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Minnesota--0.5%
Minneapolis Healthcare Sys Rev
   Fairview Hlth Svcs Ser B MBIA
   4.50%, 5/15/06                                    $   1,895  $     1,896,421
Minnesota Pub Facs Auth Wtr PCR
   Ref Ser D
   5.00%, 3/01/11                                        5,045        5,338,922
Minnesota State
   5.00%, 8/01/10                                        1,490        1,570,296
Minnesota State Hsg Fin Agy
   Residential Hsg Ser L-2
   2.35%, 1/01/31                                        2,420        2,397,518
Minnesota State Mun Pwr Agy Elec Rev
   4.50%, 10/01/12                                       2,395        2,457,318
Saint Paul Hsg & Redev Auth Hosp Rev
   Healtheast Proj
   5.15%, 11/15/20                                       2,770        2,832,574
   5.75%, 11/15/21                                       1,750        1,866,760
                                                                ---------------
                                                                     18,359,809
                                                                ---------------
Missouri--0.3%
Jackson Cnty Pub Bldg Corp. Leasehold Rev
   Capital Impts Proj
   5.00%, 12/01/25                                       1,955        2,020,082
Missouri State Hsg Dev Commission
   FNMA & GNMA Mortgage Rev
   Single-Family Ser B-2 AMT
   6.40%, 9/01/29                                          480          492,475
Missouri State Regional Convention
   & Sports Complex Auth
   Ref Convention & Sports Fac
   Proj Ser A-1 AMBAC
   5.00%, 8/15/09                                        2,000        2,083,940
Saint Louis Arpt Rev
   Arpt Dev Program Ser A MBIA
   Prerefunded 7/01/11 @ 100
   5.625%, 7/01/18-7/01/19                               4,895        5,334,865
                                                                ---------------
                                                                      9,931,362
                                                                ---------------
Nebraska--0.3%
Nebraska Pub Pwr Dist Rev
   General Ser B MBIA
   5.00%, 1/01/11                                       10,755       11,342,653
                                                                ---------------
Nevada--2.2%
Clark Cnty
   Ref Transp Ser A FSA
   5.00%, 6/01/12                                        8,695        9,223,308
   Ref Transp Ser B FSA
   5.00%, 6/01/12                                        6,955        7,377,586
   Ser A AMBAC
   6.50%, 6/01/17                                        1,760        2,103,587
   Spl Impt Dist No. 142
   5.00%, 8/01/10                                        3,485        3,472,036
   5.30%, 8/01/11                                        1,605        1,609,719
Clark Cnty Impt Dist
   Summerlin No. 151
   3.50%, 8/01/07                                          845          839,778
   3.95%, 8/01/09                                          470          462,936
   4.40%, 8/01/12                                          180          177,258
Clark Cnty PCR
   Southern California Ser C
   3.25%, 6/01/31 (a)                                    1,175        1,138,140
Clark Cnty Sch Dist
   Ref FSA
   5.50%, 6/15/12                                       13,425       14,611,501
   Ref Ser A FGIC
   5.25%, 6/15/14                                        5,505        5,981,458
   Ser C FSA
   5.25%, 6/15/13                                        8,800        9,509,808
Henderson Local Impt Dist
   No. T 14
   4.35%, 3/01/09                                        2,210        2,205,735
   No. T 16
   4.75%, 3/01/13                                        1,000          990,490
Las Vegas Spl Impt Dist
   No. 607 Local Impt Bds
   4.30%, 6/01/08                                        1,655        1,650,879
   5.15%, 6/01/11                                        2,055        2,071,954
   No. 808 Summerlin Area Local Impt Bds
   5.50%, 6/01/07                                        1,020        1,038,095
North Las Vegas
   Local Impt Dist No. 60 Aliante
   5.00%, 12/01/09                                         990        1,021,581
North Las Vegas Local Impt
   Dist No. 60 Aliante
   4.65%, 12/01/08                                       1,900        1,947,101
   Dist No. 60 Aliante
   4.25%, 12/01/07                                       1,650        1,668,876
Washoe Cnty Sch Dist
   FGIC
   Prerefunded 12/01/08 @ 100
   5.25%, 6/01/14                                        1,555        1,620,559
   Ref FSA
   5.00%, 8/01/07                                        5,775        5,878,950
                                                                ---------------
                                                                     76,601,335
                                                                ---------------
New Hampshire--0.4%
Manchester Hsg & Redev Auth Rev
   Ser A ACA
   6.75%, 1/01/13-1/01/15                                6,155        6,677,569
New Hampshire Hlth & Ed Facs Fin Auth
   Univ Sys of AMBAC
   5.375%, 7/01/20                                       7,090        7,632,952
                                                                ---------------
                                                                     14,310,521
                                                                ---------------
New Jersey--6.7%
Garden State Preservation Trust Open
   Space & Farmland
   Ser 05A FSA
   5.80%, 11/01/17                                       2,325        2,635,248


20  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Jersey City
   Ser A
   6.00%, 10/01/07                                   $   2,620  $     2,710,731
New Jersey Eco Dev Auth
   Cigarette Tax Rev FGIC
   5.00%, 6/15/09                                        3,655        3,791,149
New Jersey Eco Dev Auth Market
   Transition Facs Rev Senior Lien
   Ser A MBIA
   5.00%, 7/01/09                                        3,790        3,944,746
New Jersey Eco Dev Auth Market
   Transition Fac Rev
   Senior Lien Ser A MBIA
   5.00%, 7/01/11                                       11,705       12,354,510
New Jersey Eco Dev Auth Rev
   Cigarette Tax FGIC
   5.00%, 6/15/10-6/15/11                               17,115       17,949,898
   Cigarette Tax FSA
   5.00%, 6/15/09-6/15/10                                6,070        6,329,402
   Prerefunded Sch Facs Constr Ser C MBIA
   Escrowed to Maturity
   5.00%, 6/15/09                                          245          254,876
   Sch Facs Constr Ser C MBIA
   Prerefunded 6/15/12 @ 100
   5.00%, 6/15/09-6/15/15                                7,330        7,716,900
   Sch Facs Constr Ser G MBIA
   5.00%, 9/01/13                                       20,445       21,797,437
   Sch Facs Constr Ser I FGIC
   5.00%, 9/01/21                                        5,540        5,940,154
New Jersey Environmental Infra Trust
   WasteWtr Treatment AMBAC
   5.00%, 3/01/08                                        1,000        1,025,160
New Jersey Healthcare Facs Fin Auth Rev
   Jersey City Med Ctr AMBAC FHA
   4.80%, 8/01/21                                          640          646,445
New Jersey State
   GO
   5.50%, 2/01/10                                        1,110        1,179,320
   Ref Ser N AMBAC
   5.25%, 7/15/11                                        6,000        6,429,960
New Jersey State COP
   Equipment Lease Purchase Ser A
   5.00%, 6/15/07(c)                                     9,135        9,274,126
New Jersey State Transp Trust Fund Auth
   Ser B MBIA
   5.25%, 12/15/14                                       5,000        5,420,500
   Ser C AMBAC
   5.25%, 12/15/08                                      11,960       12,439,955
   Transp Sys Ser A AMBAC
   5.50%, 12/15/13                                       7,290        8,002,597
   Transp Sys Ser A MBIA
   5.25%, 12/15/11-12/15/13                             35,835       38,594,395
   Transp Sys Ser B MBIA
   5.00%, 12/15/21                                       3,000        3,187,350
   5.25%, 12/15/13                                      11,240       12,154,262
   Transp Sys Ser C
   Prerefunded 6/15/13 @ 100
   5.50%, 6/15/21                                        3,275        3,594,313
   Transp Sys Ser C FSA
   5.50%, 12/15/10-12/15/11                             12,640       13,655,170
   5.75%, 12/15/12                                       5,000        5,533,850
New Jersey State Turnpike Auth Rev
   Ser A AMBAC
   3.15%, 1/01/35                                        9,495        9,249,839
   Ser A MBIA
   5.50%, 1/01/09                                        1,210        1,267,765
   Unrefunded Balance Ser A MBIA
   5.75%, 1/01/10                                        2,300        2,463,921
   6.00%, 1/01/11                                       14,175       15,559,897
                                                                ---------------
                                                                    235,103,876
                                                                ---------------
New Mexico---0.0%
New Mexico State Hwy Commission Rev
   Sub Lien-Tax Ser B AMBAC
   Escrowed to Maturity
   5.00%, 6/15/09                                        1,185        1,229,141
                                                                ---------------
New York--9.6%
Long Island Pwr Auth Elec Sys Rev
   Ser A
   5.00%, 6/01/07-6/01/08                               13,115       13,361,116
   Ser B
   5.00%, 6/01/06                                       18,535       18,574,850
MTA Commuter Facs Rev
   Ser C-2 FGIC Escrowed to Maturity
   6.00%, 7/01/07                                        2,030        2,089,621
MTA Dedicated Tax Fund
   Ser A FGIC
   Prerefunded 10/01/15 @ 100
   5.00%, 4/01/23                                        2,835        3,057,009
New York City
   Ser B
   5.00%, 8/01/10                                       14,235       14,874,578
   5.25%, 8/01/09                                        8,500        8,880,800
   Ser D FGIC
   6.00%, 8/01/08                                        2,095        2,202,117
   Ser G
   5.00%, 8/01/09-8/01/12                               32,185       33,842,926
   Ser H
   5.00%, 8/01/11                                        3,330        3,502,694
   Ser I
   5.00%, 8/01/09                                        3,735        3,873,456
   5.875%, 3/15/13                                         100          101,738
   6.25%, 4/15/06                                        3,660        3,662,818
   Ser N
   5.00%, 8/01/12                                        2,020        2,129,444
New York City GO
   Ser I
   5.00%, 8/01/10                                        4,520        4,723,084
New York City TFA
   Future Tax Secured Ser B
   5.00%, 8/01/11                                        4,900        5,200,076


                    Schedule of Investments--Diversified Municipal Portfolio  21

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
   Ser A-1
   4.50%, 11/01/06                                   $   4,755  $     4,782,674
   Ser C
   5.00%, 2/15/10                                        7,890        8,264,223
   Ser D MBIA
   5.25%, 2/01/20                                        2,360        2,518,498
   Ser E
   5.00%, 2/01/10                                        3,775        3,952,349
   Ser E MBIA
   5.25%, 2/01/21-2/01/22                                7,445        7,931,382
   SubSer D-1
   5.00%, 11/01/08                                      20,570       21,281,105
   Tax Secured Ref Ser B
   5.25%, 2/01/29 (a)                                    1,140        1,206,998
New York State Dorm Auth
   City Univ Ser A
   5.75%, 7/01/07-7/01/13                                2,280        2,412,934
   Hlth Facs Ser 1 FSA
   5.125%, 1/15/13                                       2,085        2,173,592
   Mental Hlth Ser D MBIA
   5.25%, 2/15/13                                        1,195        1,244,927
   New York Univ Ser A MBIA
   6.00%, 7/01/18                                        2,865        3,366,404
   Sch Dist Rev Fin Ser E MBIA
   5.50%, 10/01/08                                       3,820        3,992,206
New York State Dorm Auth Rev
   Mental Hlth Facs Impt Ser B
   5.00%, 2/15/10                                        2,160        2,247,437
New York State Twy Auth
   Second Gen Hwy and Brdg
   Trust Fund Ser B FSA
   5.00%, 4/01/14                                       28,065       29,987,733
   State Personal Income Tax
   Rev Ser 2005 A FSA
   5.00%, 3/15/18                                        7,860        8,348,735
New York State Twy Auth Hwy
   & Brdg Trust Fund
   Ref Ser C MBIA
   5.25%, 4/01/11                                       15,310       16,367,615
   Second General Ser B FSA
   5.00%, 4/01/08-4/01/10                               18,825       19,573,580
   Ser A MBIA
   5.00%, 4/01/09-4/01/21                               18,745       19,528,316
New York State Twy Auth Svc Contract Rev
   Local Hwy & Brdg Ser A
   5.00%, 3/15/08                                        7,570        7,754,254
New York State Urban Dev Corp.
   Correctional & Youth Facs Svc Contract
   Ser A
   5.00%, 1/01/27                                        3,020        3,111,657
Tobacco Settlement Fin Corp.
   New York Tobacco Asset-Backed
   Bds Ser A-1
   5.00%, 6/01/08                                        7,240        7,413,326
   Tobacco Asset- Backed Bds Ser A-1
   5.25%, 6/01/12                                        8,650        8,673,355
   Tobacco Settlement Asset-Backed
   Ser A-1
   5.00%, 6/01/11                                       11,270       11,297,048
   Tobacco Settlement Asset-Backed
   Ser C-1
   5.50%, 6/01/14                                       16,540       17,337,724
                                                                ---------------
                                                                    334,844,399
                                                                ---------------
North Carolina--2.3%
Charlotte COP
   Equipment Acquisition Proj Ser B
   5.00%, 3/01/09                                        5,000        5,178,750
North Carolina Eastern Mun
   Pwr Agy Pwr Sys
   Rev Ser B ACA
   6.125%, 1/01/09                                       2,105        2,225,406
North Carolina Eastern Mun
   Pwr Agy Pwr Sys Rev
   Ref Ser A
   5.50%, 1/01/11                                        3,645        3,870,589
   Ref Ser C
   5.25%, 1/01/11                                        2,765        2,906,596
   Ser A
   Prerefunded 1/01/22 @ 100
   6.00%, 1/01/26                                        1,720        2,036,532
   Ser B
   5.70%, 1/01/17                                        1,880        1,975,147
   6.125%, 1/01/09                                       3,910        4,119,068
   Ser D
   6.45%, 1/01/14                                          630          684,829
North Carolina Infra Fin Corp. COP
   Capital Impt Ser A
   5.00%, 2/01/13                                        4,295        4,554,246
North Carolina Mun Pwr Agy No. 1
   Catawba Elec Rev
   Escrowed to Maturity
   5.50%, 1/01/13                                        4,170        4,512,982
   Catawba Elec Rev Ser A
   5.50%, 1/01/12-1/01/13                               13,680       14,564,262
North Carolina State
   Pub Impt Ser A
   5.25%, 3/01/13                                        5,000        5,420,750
   5.50%, 3/01/11                                       18,510       20,017,454
   Pub Impt Ser B
   5.00%, 4/01/13                                        6,635        7,098,654
                                                                ---------------
                                                                     79,165,265
                                                                ---------------
Ohio--2.8%
Beachwood City Sch Dist
   Ref & Impt
   5.50%, 12/01/21                                       2,160        2,346,257
Cuyahoga Cnty Hosp Facs Rev
   Canton Inc. Proj
   6.75%, 1/01/10                                        1,725        1,807,507
Hamilton Cnty Sales Tax
   Sub Ser B AMBAC
   5.75%, 12/01/12-12/01/13                              6,455        6,999,767


22  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Hilliard Sch Dist
   Ref Sch Constr MBIA
   5.00%, 12/01/25                                   $   2,810  $     2,954,855
Montgomery Cnty Hosp Rev
   Grandview Hosp & Med Ctr
   Escrowed to Maturity
   5.40%, 12/01/09                                       1,145        1,210,929
   Prerefunded 12/01/09 @ 100
   5.50%, 12/01/10                                       2,100        2,228,016
   Prerefunded 12/01/09 @ 100
   5.60%, 12/01/11                                       1,000        1,064,350
Ohio State
   Cmnty Schs Ser A
   5.00%, 3/15/10                                        2,345        2,455,872
   Common Schs Ser B
   5.00%, 9/15/11                                        1,785        1,893,028
   Hgr Ed Capital Facs
   Ser II-A AMBAC
   5.00%, 8/01/11                                       16,500       17,502,210
   Hgr Ed Ser B
   5.00%, 2/01/11                                        1,935        2,043,321
   Hwy Cap Impt Ser H
   5.00%, 5/01/11                                        2,960        3,130,792
   Hwy Cap Impt Ser I
   5.00%, 5/01/14                                        5,000        5,341,900
Ohio State Bldg Auth
   Adult Correctional Bldg Fund B
   5.00%, 4/01/12                                        5,000        5,302,150
   State Facs Administration Bldg
   Fund Ref Proj B FSA
   5.25%, 10/01/08                                       5,430        5,644,105
   State Facs Administration Bldg
   Proj Ser A FSA
   5.00%, 4/01/10                                        1,240        1,301,616
   Workers Compensation Facs
   Ser A FGIC
   5.00%, 4/01/08-4/01/12                               12,520       13,140,705
Ohio State Wtr Dev Auth PCR
   5.25%, 6/01/17-12/01/17                              10,350       11,160,405
   Water Quality Loan Fund
   5.00%, 6/01/13                                        5,760        6,152,026
Port Auth Columbiana Cnty Solid
   Waste Facs Rev
   Liberty Waste Trans LLC
   Proj Ser A AMT
   7.00%, 8/01/21                                        4,735        4,713,692
                                                                ---------------
                                                                     98,393,503
                                                                ---------------
Oklahoma--2.3%
McGee-Creek Auth Wtr Rev
   MBIA
   6.00%, 1/01/23                                        3,980        4,644,978
Oklahoma City Arpt Trust
   Junior Lien-27th Ser-Ser B FSA
   5.50%, 7/01/07                                        1,065        1,087,812
Oklahoma Dev Fin Auth Rev
   Hillcrest Healthcare Sys Ser A
   Escrowed to Maturity
   5.00%, 8/15/09                                        1,000        1,039,080
   Prerefunded 8/15/09 @ 101
   5.75%, 8/15/13                                        2,240        2,399,891
   Solid Waste Disposal Ser A
   3.30%, 12/01/21 (a)                                   5,305        5,288,555
Oklahoma Hsg Fin Agy
   Single-Family Redev Mortgage
   Homeownership Loan Ser B-2 AMT
   6.55%, 3/01/29                                          265          276,708
Tulsa Cnty Industrial Auth
   Capital Impts Rev Ser B FSA
   5.00%, 5/15/10                                       12,240       12,841,229
   Capital Impts Rev Ser B
   5.00%, 5/15/09-5/15/10                               12,480       12,937,268
   Capital Impts Rev Ser B FSA
   5.00%, 5/15/11-5/15/12                               39,075       41,411,198
                                                                ---------------
                                                                     81,926,719
                                                                ---------------
Oregon--0.5%
Clackamas & Washington Cnty
   Sch Dist No. 003
   Ser B FGIC
   5.00%, 6/15/12                                        5,190        5,521,745
Deschutes Cnty Administrative
   Sch Dist No. 1
   Ref FSA
   5.00%, 12/15/11                                       3,410        3,630,150
Emerald Peoples Util Dist
   FGIC
   7.35%, 11/01/08                                       1,265        1,377,901
Oregon State Dept Admin Svcs
   COP Ref Ser B MBIA
   5.25%, 5/01/14                                        1,775        1,900,421
Washington Cnty Sch Dist
   No. 48J Beaverton Ref FSA
   5.00%, 6/01/13                                        4,600        4,913,076
                                                                ---------------
                                                                     17,343,293
                                                                ---------------
Pennsylvania--4.5%
Allegheny Cnty
   Ser C-54 MBIA
   5.375%, 11/01/18                                      3,400        3,698,452
   Ser C-57 FGIC
   5.00%, 11/01/20                                       4,155        4,379,869
Allegheny Cnty Arpt Rev
   Pittsburgh Int'l Arpt Ser A-1 MBIA AMT
   5.75%, 1/01/09-1/01/10                                5,710        5,981,455
Allegheny Cnty Hosp Dev Auth Rev
   West Pennsylvania Hlth Sys Ser B
   9.25%, 11/15/22                                       3,020        3,605,729
Allegheny Cnty Redev Auth
   Pittsburgh Mills Proj
   5.10%, 7/01/14                                          625          641,600


                    Schedule of Investments--Diversified Municipal Portfolio  23

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Beaver Cnty IDA PCR
   Cleveland Electric Proj
   3.75%, 10/01/30 (a)                               $  13,120  $    13,058,336
Chester Cnty
   5.00%, 11/15/22                                       5,000        5,265,150
Chester Cnty Hlth & Ed Facs Auth Hosp Rev
   Chester Cnty Hosp Ser A
   6.75%, 7/01/21                                        1,320        1,436,648
Delaware Valley Regl Fin Auth
   Ser A AMBAC
   5.257%, 7/01/27 (a)                                  20,920       21,171,877
Pennsylvania Eco Dev Fin Auth SWDR
   Waste Mgmt Inc. Proj Ser A AMT
   3.25%, 11/01/21(a)                                    2,500        2,491,550
Pennsylvania State
   Ref & Projs First Ser MBIA
   5.00%, 2/01/15                                        5,145        5,469,598
   5.25%, 2/01/10-2/01/11                               13,260       14,027,961
   Ref Second Ser
   5.00%, 10/01/12                                       5,000        5,342,150
   Second Ser FGIC
   5.00%, 7/01/12-7/01/13                               20,925       22,344,646
   5.50%, 6/01/10                                        4,525        4,834,057
   Third Ser
   5.00%, 9/01/11-9/01/12                               13,245       14,090,272
   5.25%, 7/01/11                                       11,075       11,857,892
Philadelphia Arpt Rev
   Ser B FGIC AMT
   6.00%, 6/15/07                                        1,200        1,231,320
Philadelphia Parking Auth
   Rev Bds FSA
   5.50%, 9/01/11                                        1,915        2,041,179
Westmoreland Cnty Mun Auth
   Mun Svc Rev
   FGIC
   5.00%, 8/15/08-8/15/09                               12,540       12,981,077
                                                                ---------------
                                                                    155,950,818
                                                                ---------------
Puerto Rico--0.4%
Puerto Rico Commonwealth
   Ref Public Impt Ser C FSA
   5.00%, 7/01/21(a)                                    14,980       15,403,634
                                                                ---------------
Rhode Island--0.5%
Providence Pub Bldg Auth
   Ser A FSA
   5.10%, 12/15/09                                       1,000        1,031,130
Rhode Island Depositors Eco
   Protection Corp.
   Ser A
   Escrowed to Maturity
   6.375%, 8/01/22                                       5,780        7,152,692
   Ser A FSA
   Escrowed to Maturity
   5.50%, 8/01/20                                        1,500        1,665,615
Rhode Island Depositors Protection Corp.
   Ser A FSA Escrowed to Maturity
   5.75%, 8/01/19                                        4,940        5,656,646
                                                                ---------------
                                                                     15,506,083
                                                                ---------------
South Carolina--1.5%
Greenville Cnty Sch Dist
   5.00%, 12/01/15                                       5,000        5,261,800
   Ref Bldg Equity
   5.00%, 12/01/10-12/01/14                             17,600       18,468,484
Horry Cnty Sch Dist
   Ser A SCSDE
   5.375%, 3/01/18                                       5,285        5,692,474
Newberry Investing In Children Ed
   Newberry Cnty Sch Dist Proj
   5.25%, 12/01/23-12/01/25                              2,315        2,369,911
Orangeburg Projs Corp.
   Capital Projs Sales & Use Tax Rev MBIA
   4.75%, 10/01/07                                       2,635        2,679,690
Richland Cnty Env Impt Rev
   Int'l Paper Co. Projs Ser A
   4.25%, 10/01/07                                       1,185        1,186,860
Richland Cnty Sch Dist No. 001
   FSA SCSDE
   4.75%, 3/01/10                                        2,310        2,401,638
South Carolina State Pub Svc Auth Rev
   Ref Ser B MBIA
   5.00%, 1/01/11-1/01/12                                7,245        7,667,247
   Ref Ser D FSA
   5.00%, 1/01/21                                        4,970        5,183,163
                                                                ---------------
                                                                     50,911,267
                                                                ---------------
Tennessee--0.3%
Chattanooga Hlth Ed & Hsg Fac Brd
   Catholic Hlth Initiatives Ser A
   5.375%, 12/01/11                                      3,215        3,345,593
Memphis-Shelby Cnty Arpt Auth
   Rev Ser D AMBAC
   6.25%, 3/01/18                                        3,000        3,233,520
   Ser A MBIA AMT
   6.25%, 2/15/10                                        1,000        1,080,440
Memphis-Shelby Cnty Arpt Auth Rev
   Ser A MBIA AMT
   6.00%, 2/15/08                                        1,000        1,038,570
Shelby Cnty
   Pub Impt Ser A
   5.625%, 4/01/14                                       2,400        2,568,024
                                                                ---------------
                                                                     11,266,147
                                                                ---------------
Texas--8.5%
Arlington Ind Sch Dist
   Prerefunded

   5.00%, 2/15/21                                        2,980        3,089,873
   Unrefunded

   5.00%, 2/15/21                                           20           20,622
Arlington Wtrwrks & Swr Rev
   AMBAC
   6.00%, 6/01/06                                        1,340        1,345,012


24  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Austin
   Pub Impt
   5.75%, 9/01/10                                    $   1,170  $     1,246,038
Bell Cnty
   Ltd. Tax Notes FSA
   5.00%, 2/15/11                                       15,435       16,270,342
Bell Cnty Hlth Facs Dev Corp.
   Lutheran General Healthcare Sys
   Escrowed to Maturity
   6.50%, 7/01/19                                        1,000        1,210,150
Brownsville Util Sys Rev
   AMBAC
   6.25%, 9/01/10-9/01/11                                2,775        3,081,761
Carrollton
   Ref & Impt
   5.00%, 8/15/07                                        3,205        3,263,940
Comal ISD
   Ref Ser A PSF-Guaranteed
   5.00%, 2/01/24                                        6,025        6,250,094
Cypress-Fairbanks ISD
   PSF Guaranteed
   5.25%, 2/15/16                                        3,370        3,470,932
   Ref & Sch House PSF Guaranteed
   Escrowed to Maturity
   5.75%, 2/15/08                                        1,435        1,490,778
   Unrefunded Portion-Ref & Sch
   House PSF Guaranteed
   5.75%, 2/15/08                                        3,885        4,031,037
Dallas Cnty Cmnty College Dist
   Maintenance Tax Notes
   5.00%, 2/15/09                                        3,355        3,472,224
Dallas Cnty Util & Reclamation Dist
   MBIA
   5.00%, 2/15/10                                        4,630        4,834,322
Dallas ISD
   Ref Delayed Delivery PSF- Guaranteed
   5.25%, 8/15/08                                        3,885        4,027,774
Dallas Wtrwrks & Swr Sys Rev
   5.00%, 10/01/13                                       3,620        3,764,293
El Paso
   Ref FGIC
   5.00%, 8/15/12                                        5,710        6,057,282
Fort Worth Wtr & Swr Rev
   Ref & Impt FSA
   5.00%, 2/15/22                                        3,300        3,439,128
Garland ISD
   Ref Ser A PSF Guaranteed
   4.00%, 2/15/08                                        2,000        2,012,780
Gulf Coast Waste Disposal Auth
   Waste Mgmt Ser D
   3.20%, 4/01/12 (a)                                    7,220        7,216,029
Gulf Coast Wst Disp Auth Env Facs Rev
   BP Amoco Chemical Proj Ser B (d)
   3.25%, 9/01/38                                        6,000        6,000,000
Harris Cnty
   5.375%, 10/01/18                                      2,375        2,554,876
   Flood Ctl Dist Ref Ser A
   5.25%, 10/01/20-10/01/23                             11,880       12,659,758
   Ref Permanent Impt Ser A
   5.25%, 10/01/24                                      14,000       14,855,680
   Ref Toll Road Senior Lien FSA
   5.375%, 8/15/23                                       2,770        2,961,047
   Toll Road
   5.125%, 8/15/17                                       1,000        1,021,510
   Toll Road Senior Lien MBIA
   5.00%, 8/15/24                                        2,000        2,031,180
Houston
   Ref Pub Impt Ser A MBIA
   5.00%, 3/01/09                                       13,100       13,579,198
   5.25%, 3/01/14                                        9,825       10,622,299
   Ref Pub Impt Ser B FSA
   5.50%, 3/01/09-3/01/10                               11,615       12,269,788
Houston Hotel Occupancy Tax & Spl Rev
   Ref Convention & Entertainment
   Ser A AMBAC
   5.50%, 9/01/10                                        3,000        3,211,260
Houston Wtr & Swr Sys Rev
   Ref Junior Lien Forward Ser B AMBAC
   Prerefunded 12/01/12 @ 100
   5.75%, 12/01/16-12/01/17                              5,000        5,537,350
Katy Dev Auth Rev
   Metro Contract Ser A
   5.75%, 6/01/09                                        7,635        7,860,156
Killeen ISD
   Ref PSF Guaranteed
   5.25%, 2/15/20                                        2,270        2,408,311
Lamar Consolidated ISD
   Schhouse PSF-Guaranteed
   5.00%, 2/15/12                                        3,700        3,919,188
Laredo ISD
   Ref PSF Guaranteed
   5.00%, 8/01/22                                        4,220        4,441,339
Lower Colorado River Auth Rev
   AMBAC
   5.00%, 5/15/08                                        2,920        2,999,891
   Ser A FSA
   5.875%, 5/15/16                                      10,785       11,527,979
Magnolia ISD
   PSF Guaranteed
   5.00%, 8/15/16                                        1,800        1,864,602
Northeast Hosp Auth
   Northeast Med Ctr Hosp Rev FSA
   5.75%, 5/15/07                                        1,715        1,753,039
Port of Port Arthur Navigation Dist
   AMBAC
   6.00%, 3/01/08                                        1,875        1,951,819
Red River Ed Fin Rev
   Parish Day Sch Proj Ser A
   3.10%, 12/01/31                                       2,330        2,310,195
Retama Dev Corp. Spl Facs Rev
   Retama Racetrack Escrowed to Maturity
   8.75%, 12/15/13-12/15/15                              7,030        8,862,441


                    Schedule of Investments--Diversified Municipal Portfolio  25

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
San Antonio Elec & Gas
   Pwr Sys Rev
   5.25%, 2/01/08                                    $   1,000  $     1,028,440
   5.375%, 2/01/20                                       2,500        2,688,925
   Ref Sys
   5.25%, 2/01/09                                        4,130        4,298,710
   5.375%, 2/01/13                                       5,000        5,415,950
   5.50%, 2/01/10                                        1,115        1,183,818
San Antonio Hotel Occupancy Rev
   Ref Sub Lien Ser B AMBAC
   5.00%, 8/15/34                                       18,445       18,968,838
San Antonio Wtr Sys Rev
   Ref FSA
   5.50%, 5/15/18-5/15/20                                7,000        7,578,040
Seguin ISD
   PSF Guaranteed
   5.00%, 4/01/23                                        3,455        3,549,045
Tarrant Cnty Hlth Facs Dev Corp.
   Harris Methodist Hlth Sys Ser A
   Escrowed to Maturity
   5.125%, 9/01/12                                       2,755        2,892,006
Texas A & M University Revs
   Fin Sys Ser B
   5.00%, 5/15/12                                        1,260        1,336,079
Texas Mun Pwr Agy Rev
   MBIA
   5.25%, 9/01/09                                        1,530        1,604,679
Texas State
   5.25%, 8/01/21                                        2,875        2,988,045
   Ser B
   5.125%, 10/01/09                                     14,855       15,493,022
Texas State Wtr Dev Brd Rev
   Revolving Senior Lien Ser A
   5.50%, 7/15/10                                        2,230        2,241,507
Trinity River Auth Regional Waste
   Wtr Sys Rev
   MBIA
   5.25%, 8/01/08                                        3,295        3,412,664
University of Texas Univ Rev
   Fin Sys Ser B
   Prerefunded 8/15/11 @ 100
   5.375%, 8/15/19                                       1,230        1,324,956
Waco ISD
   Ref PSF Guaranteed
   5.25%, 2/15/07                                        1,965        1,992,156
Williamson Cnty
   Ltd. Tax Notes Ser B FSA
   5.00%, 2/15/07                                        1,000        1,011,890
                                                                ---------------
                                                                    295,806,087
                                                                ---------------
Utah--0.1%
Intermountain Pwr Agy Pwr Supply Rev
   Ref AMBAC
   5.00%, 7/01/10                                        1,505        1,578,007
   Ser A AMBAC
   6.50%, 7/01/08                                        2,000        2,123,903
Utah State Board of Regents
   Student Loan Rev
   Ser J AMBAC AMT
   6.00%, 5/01/06                                        1,000        1,001,350
                                                                ---------------
                                                                      4,703,260
                                                                ---------------
Vermont--0.0%
Vermont Ed & Hlth Bldg Fin Agy Rev
   Norwich Univ Proj
   5.50%, 7/01/18                                        1,165        1,203,026
                                                                ---------------
Virginia--2.3%
Arlington Cnty
   Ref Pub Impt
   5.00%, 1/15/13                                        4,690        5,023,271
Broad Str CDA
   7.125%, 6/01/15                                       3,510        3,829,691
Celebrate Cmnty Dev Auth
   Spl Assmt Rev
   Proj Ser B
   6.25%, 3/01/18                                        3,561        3,726,017
Chesapeake Industrial Dev Auth Rev
   Poll Ctl Proj
   5.25%, 2/01/08 (a)                                    3,600        3,637,044
Fairfax Cnty
   Ref & Pub Impt Ser A
   5.00%, 10/01/12                                       6,560        7,024,514
Pocahontas Parkway Association
   Toll Road Rev
   Capital Appreciation Senior Ser B
   Zero Coupon, 8/15/15                                  4,000        2,402,720
Richmond
   GO FSA
   5.50%, 1/15/12                                        4,000        4,336,840
Russell Cnty Industrial Dev Auth PCR
   Appalachian Pwr Co. Proj Ser I
   2.70%, 11/01/07 (a)                                   3,000        2,975,280
Virginia College Bldg Auth Ed Facs Rev
   21st Century College & Equipment
   5.00%, 2/01/10                                        4,445        4,653,826
   Pub Hgr Ed Ser A
   Prerefunded 9/01/10 @ 100
   5.75%, 9/01/13                                        1,585        1,715,239
   Ref-21st Century College Proj Ser B
   5.00%, 2/01/11                                        6,600        6,975,408
Virginia Commonwealth Brd of Transp Rev
   Ref U.S Route 58 Corr Dev Ser B
   5.25%, 5/15/11                                        5,620        6,022,055
Virginia Polytechnic Institute
   State University
   Ser A
   Prerefunded 6/01/06 @ 102
   5.25%, 6/01/08                                        1,340        1,370,364
   Unrefunded Balance Ser A
   5.25%, 6/01/08                                           75           76,687
Virginia Port Auth Facs Rev
   MBIA AMT
   6.00%, 7/01/06                                        2,095        2,106,690


26  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Virginia Pub Sch Auth
   Sch Fin 1997 Ser B
   5.50%, 8/01/10                                    $   6,200  $     6,639,084
Virginia State
   Ref Ser B
   5.00%, 6/01/12                                        5,600        5,987,688
Virginia State Pub Bldg Auth Pub Facs Rev
   Ref Ser D
   5.00%, 8/01/11                                        2,375        2,522,796
   Ser C
   5.00%, 8/01/12                                        8,300        8,859,503
                                                                ---------------
                                                                     79,884,717
                                                                ---------------
Washington--4.3%
Central Puget Sound Regional Transp
   Auth Sales & Use Tax Rev
   Ser A AMBAC
   5.00%, 11/01/22-11/01/27                             15,705       16,351,185
Clark Cnty Pub Util Dist No. 1
   Elec Rev AMBAC
   5.25%, 1/01/09                                        5,000        5,205,100
   5.50%, 1/01/08                                        2,270        2,340,779
Cowlitz Cnty Spl Swr Rev
   CSOB WasteWtr Treatment FGIC
   5.50%, 11/01/19                                       1,435        1,616,929
Douglas Cnty Sch Dist No. 206 (Eastmont)
   FGIC
   5.75%, 12/01/14                                       1,150        1,249,544
Energy Northwest Elec Rev
   Ref Columbia Generating Ser A AMBAC
   5.25%, 7/01/11 (e)                                    1,815        1,936,188
   Ref Columbia Generating Ser A MBIA
   5.75%, 7/01/18 (e)                                    2,455        2,681,474
   Ref Columbia Generating Ser A XLCA
   5.50%, 7/01/10                                        1,795        1,913,326
   Ref Proj 1 Ser A
   5.00%, 7/01/12-7/01/14                               10,980       11,651,063
   Ref Proj Ser A MBIA
   5.75%, 7/01/17                                        7,000        7,657,860
King Cnty Swr Rev
   Ref Ser A FGIC
   5.25%, 1/01/22                                        3,170        3,375,701
Seattle
   Ref
   5.00%, 1/01/10                                        2,285        2,384,466
Seattle Mun Light & Pwr Rev
   5.625%, 12/01/12-12/01/16                             6,590        7,067,504
   FSA
   5.50%, 3/01/09                                        5,995        6,296,189
   Ref & Impt FSA
   5.00%, 8/01/23                                        5,680        5,923,047
Snohomish Cnty Sch Dist No. 016 Arlington
   FGIC Prerefunded 12/01/10 @ 100
   6.50%, 12/01/15                                       1,685        1,884,218
Tacoma Elec Sys Rev
   Ser A FGIC
   5.00%, 1/01/08                                        3,125        3,196,344
   Ser B FSA
   5.50%, 1/01/10                                       10,910       11,569,619
Washington State
   Motor Vehicle Fuel Tax Ser B FSA
   5.00%, 7/01/13                                        5,785        6,156,339
   Motor Vehicle Fuel Tax Ser E AMBAC
   5.00%, 1/01/13-1/01/14                                8,630        9,184,145
   Ref Var Purp Ser R-A AMBAC
   5.00%, 1/01/14                                        8,810        9,384,852
   Ser D AMBAC
   5.00%, 1/01/12-1/01/14                               13,865       14,721,741
   Various Purpose AMBAC
   5.00%, 7/01/13                                        3,120        3,320,273
Washington State Hlth Care Facs Auth
   Children's Hosp & Regional Med Ctr FSA
   5.25%, 10/01/14                                       5,425        5,656,865
Washington State Pub Pwr Supply Sys Rev
   Nuclear Proj No. 3 Ser B
   5.60%, 7/01/07                                        3,500        3,585,155
   Nuclear Proj No.1 Ser A AMBAC
   6.00%, 7/01/07                                        2,775        2,846,401
                                                                ---------------
                                                                    149,156,307
                                                                ---------------
West Virginia--0.2%
West Virginia University Rev
   Ref Univ Projs Ser B FGIC
   5.00%, 10/01/20                                       5,300        5,576,925
                                                                ---------------
Wisconsin--1.2%
Franklin SWDR (a)
   Waste Mgmnt
   3.625%, 4/01/16                                         690          689,828
Wisconsin State
   Ref Ser 1 MBIA
   5.25%, 5/01/13                                        4,545        4,906,327
   5.50%, 5/01/10                                        5,140        5,480,628
   Ref Ser 2 MBIA
   5.00%, 5/01/14                                       19,690       20,994,462
   Ser B FSA
   5.25%, 5/01/17                                        2,000        2,130,680
   Ser E FGIC
   5.00%, 5/01/13                                        1,715        1,825,120
Wisconsin State Transp Rev
   Ser B AMBAC
   5.00%, 7/01/13                                        4,200        4,469,598
                                                                ---------------
                                                                     40,496,643
                                                                ---------------
Total Municipal Bonds
(cost $3,329,061,807)                                             3,335,053,569
                                                                ---------------
================================================================================
Short-Term Municipal Notes--3.0%
--------------------------------------------------------------------------------
Alabama--0.4%
Decatur Industrial Dev Brd
   Environmental Facs Rev
   BP Amoco Chemical Co. Proj (d)
   3.25%, 11/01/35                                      12,400       12,400,000
                                                                ---------------


                    Schedule of Investments--Diversified Municipal Portfolio  27

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Alaska--0.5%
Valdez Marine Term Rev
   Ref BP Pipelines Inc Proj A (d)
   3.19%, 6/01/37                                    $   5,400  $     5,400,000
   Var Ref BP Pipelines Inc Proj C (d)
   3.19%, 7/01/37                                        5,400        5,400,000
Valdez Marine Terminal Rev
   Ref BP Pipelines Proj Ser B (d)
   3.19%, 7/01/37                                        8,600        8,600,000
                                                                ---------------
                                                                     19,400,000
                                                                ---------------
Illinois--0.0%
Will Cnty Exempt Facs Rev
   Amoco Chem Co Proj (d)
   3.25%, 3/01/28                                          800          800,000
                                                                ---------------
Kentucky--0.3%
Louisville & Jefferson Cnty Regl Arpt
   Auth Spl Facs Rev
   UPS Worldwide Forwarding Ser A (d)
   3.24%, 1/01/29                                        9,400        9,400,000
                                                                ---------------
Louisiana--0.1%
Plaquemines Parish Env Rev
   Adj Ref BP Exploration & Oil (d)
   3.25%, 5/01/25                                        4,100        4,100,000
                                                                ---------------
Oklahoma--0.2%
Tulsa Cnty Industrial Auth Rev
   First Mtg Montercau Ser A (d)
   3.19%, 7/01/32                                        8,780        8,780,000
                                                                ---------------
South Carolina--0.2%
Berkeley Cnty Exempt Fac Industrial Rev
   Amoco Chemical Co. Proj (d)
   3.25%, 4/01/28                                        2,100        2,100,000
Berkeley Cnty Exempt Fec Industrial Rev
   Amoco Chemical Co. Proj (d)
   3.25%, 5/01/38                                        3,400        3,400,000
                                                                ---------------
                                                                      5,500,000
                                                                ---------------
Texas--0.8%
Gulf Coast Waste Disp Auth
   Adj Amoco Oil Co Proj (d)
   3.25%, 7/01/27                                       11,000       11,000,000
Gulf Coast Wst Disp Auth Env Facs Rev
   Var Ref Prods North America (d)
   3.25%, 7/01/26                                        4,300        4,300,000
Port Corpus Christi Ind Dev Corp.
   Adj Citgo Petroleum Corp Proj (d)
   3.25%, 8/01/28                                       10,000       10,000,000
Texas State
   Tax & Rev Anticipation Notes
   4.50%, 8/31/06                                        2,220        2,228,014
                                                                ---------------
                                                                     27,528,014
                                                                ---------------
Washington--0.5%
Port Bellingham Ind Dev Corp. Env Facs Ind Rev
   West Coast Prods LLC PJ (d)
   3.25%, 12/01/33                                       7,475        7,475,000
   Var BP West Coast Prods LLC (d)
   3.25%, 3/01/38                                       10,200       10,200,000
                                                                ---------------
                                                                     17,675,000
                                                                ---------------
Total Short-Term Municipal Notes
(cost $105,588,182)                                                 105,583,014
                                                                ---------------
Total Investments--98.3%
(cost $3,434,649,989, (f)                                         3,440,636,583
Other assets less liabilities--1.7%                                  58,384,141
                                                                ---------------
Net Assets--100%                                                $ 3,499,020,724
                                                                ---------------

================================================================================
INTEREST RATE SWAP TRANSACTIONS
--------------------------------------------------------------------------------

                                                        Rate Type
                                           ----------------------------------
                  Notional                                       Payments         Unrealized
     Swap          Amount    Termination   Payments made by   received by the    Appreciation/
 Counterparty      (000)         Date        the Portfolio       Portfolio      (Depreciation)
----------------------------------------------------------------------------------------------
Citigroup        $  31,000     6/22/07           BMA*              2.962%       $     (242,990)
Goldman Sachs       15,900     7/05/06           BMA*              3.283%               10,494
Goldman Sachs       15,900     1/05/07           BMA*              3.405%                  799
JP Morgan           30,000     4/05/07           BMA*              2.988%             (186,393)
Morgan Stanley      15,900     4/06/06           BMA*              3.081%                1,955
Morgan Stanley      15,900    10/06/06           BMA*              3.217%               (7,575)

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.


28  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
(a)   Variable rate coupon, rate shown as of March 31, 2006.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the aggregate market value of these securities amounted to $26,009,795 or 0.7% of net assets.

(c) Represents entire or partial position segregated as collateral for interest rate swap.

(d) Represents entire or partial position segregated as collateral for when issued and delayed delivery securities.

(e)   When-issued security.

(f) At March 31, 2006, the cost basis of investment securities owned was substantially identical for both book and tax. Gross unrealized appreciation of investments was $40,980,453 and gross unrealized depreciation of investments was $34,993,859, resulting in net unrealized appreciation of $5,986,594 (excluding swap transactions).

Glossary of Terms:

ACA--American Capital Access Financial Guaranty Corporation
AMBAC--American Municipal Bond Assurance Corporation
AMT--Subject to Alternative Minimum Tax
BANS--Bond Anticipation Notes
CDA--Community Development Association
CDD--Community Development District
CFD--Community Facilities District
COP--Certificates of Participation
CPI--Consumer Price Index
CSOB--Cowlitz Sewer Operation Board
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Authority
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance, Inc.
GNMA--Government National Mortgage Association
GO--General Obligation
IBC--International Bancshares Corporation
IDA--Industrial Development Authority
ISD--Independent School District
MBIA--Municipal Bond Investors Assurance Corporation
MTA--Metropolitan Transportation Authority
PCR--Pollution Control Revenue
PSF-Guaranteed--(Texas) Permanent Schools Funds
Q-SBLF--Qualified School Bond Loan Fund
SCSDE--The South Carolina State Department of Education
SFMR--Single Family Mortgage Revenue
SWDR--Solid Waste Disposal Revenue
TCRS--Transferable Custody Receipts
TFA--Transitional Finance Authority
XLCA--XL Capital Assurance, Inc.

See notes to financial statements.

--------------------------------------------------------------------------------
                        Sanford C. Bernstein Fund, Inc.
                            Schedule of Investments
                         California Municipal Portfolio
                           March 31, 2006 (Unaudited)
--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
MUNICIPAL BONDS--94.8%
--------------------------------------------------------------------------------
Arizona--0.1%
Pima Cnty IDA
   Horizon Cmnty Learning Center
   4.45%, 6/01/14                                    $     820  $       791,734
                                                                ---------------
California--79.4%
Anaheim Pub Fin Auth
   Elec Sys Rev Distribution Facs MBIA
   5.00%, 10/01/18                                       2,075        2,163,042
Anaheim Union High Sch Dist
   Ser A FSA
   5.375%, 8/01/19                                       5,035        5,491,473
Antelope Valley Union High Sch Dist
   Ser A MBIA
   5.375%, 8/01/19                                       1,000        1,090,890
Antioch Pub Fin Auth Lease Rev
   Mun Facs Proj Ser B MBIA
   5.50%, 1/01/16                                        2,380        2,569,876
Azusa Uni Sch Dist
   FSA
   5.00%, 7/01/24                                        2,320        2,415,630
California Dept of Transp Rev
   Fed Hwy Grant Anticipation Bds
   Ser A FGIC
   5.00%, 2/01/12-2/01/14                               33,225       35,594,837
California Dept of Wtr Res
   FGIC Ser 02A
   5.125%, 5/01/18                                       2,800        3,035,956
   Ser 02A
   Prerefunded 5/1/12 @ 101
   5.375%, 5/01/22                                       2,555        2,804,751
   Wtr Sys Ser Y FGIC
   5.25%, 12/01/18-12/01/19                             10,000       10,758,750
   Ser W FSA
   Prerefunded 12/01/11 @ 100
   5.25%, 12/01/22                                         260          280,795
California Dept of Wtr Res Pwr
   Supply Rev Ser A
   5.25%, 5/01/10(a)                                    21,425       22,719,070
   Ser A
   5.50%, 5/01/09                                       19,000       19,961,400
California Dept of Wtr Res Wtr Rev
   Central VY Proj Ser AC MBIA
   5.00%, 12/01/16                                       7,400        7,919,776
California Econ Rec Bds
   Ser A
   5.00%, 7/01/08-7/01/09                               14,365       14,832,116
   5.25%, 1/01/10-1/01/11                               45,385       48,092,043


                     Schedule of Investments--California Municipal Portfolio  29

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
   Ser A FGIC
   5.25%, 1/01/11                                    $  12,175  $    13,020,432
   Ser A MBIA
   5.00%, 7/01/11-7/01/12                                8,160        8,703,333
   5.00%, 7/01/10(a)                                    11,620       12,248,991
California Ed Facs Auth Rev
   University of the Pacific
   5.50%, 11/01/18                                       2,105        2,256,918
California Infrastructure & Eco Dev
   Bank Rev
   Prerefunded 6/01/10 @ 101
   5.50%, 6/01/22                                        1,960        2,121,720
California Poll Ctl Fin Auth PCR
   Ref Pacific Gas & Elec Ser C FGIC AMT
   3.50%, 12/01/23                                       4,355        4,347,509
California Poll Ctl Fin Auth SWDR
   Waste Mgmnt Ser A
   3.125%, 1/01/22 (b)                                   2,500        2,498,500
California Rural Home Mtg Fin Auth SFMR
   Mortgage-Backed Securities Program
   Ser A GNMA/FNMA
   6.55%, 6/01/30 (b)                                      375          380,490
California Spl Dists Association Fin
   Corp. COP Ser Z FSA
   5.50%, 8/01/17                                        1,000        1,085,080
California State
   4.00%, 2/01/08-2/01/09                                3,770        3,799,658
   5.00%, 3/01/08-10/01/23                              26,195       27,280,406
   5.25%, 9/01/18-10/01/20                              13,560       14,352,109
   Prerefunded 9/01/10 @ 100
   5.25%, 9/01/18-9/01/20                                  465          493,844
   5.75%, 10/01/10                                       2,420        2,617,206
   GO
   5.00%, 6/01/10-3/01/12                               11,055       11,657,006
   MBIA
   5.00%, 8/01/24                                        1,280        1,315,942
   Ref FSA
   5.00%, 5/01/12                                        1,000        1,067,290
   5.25%, 2/01/10                                        5,300        5,611,322
   Various Purpose
   5.00%, 3/01/13-3/01/14                               22,380       23,747,626
   Veterans Bds Ser AN
   9.00%, 4/01/08                                        2,065        2,270,075
California State Dept of Wtr Res
   5.75%, 5/01/17                                        2,000        2,235,940
   5.875%, 5/01/16                                       4,900        5,511,079
   AMBAC
   5.375%, 5/01/18                                      10,095       11,081,786
   XLCA
   5.375%, 5/01/17                                       6,310        6,926,802
California State Pub Wrks Brd
   Lease Rev
   Dept of Corrections State Prison
   Ser A AMBAC
   5.00%, 12/01/19                                       2,630        2,790,088
   Dept of Hlth Svcs Ser A MBIA
   5.75%, 11/01/16                                       5,225        5,653,398
California State Univ Headquarters
   Bldg Auth
   Lease Rev Ser B MBIA
   5.25%, 9/01/22                                        3,050        3,153,670
California State Univ Rev
   Ref Systemwide Ser B AMBAC
   5.00%, 11/01/14                                       3,415        3,683,795
   Systemwide Ser A FGIC
   5.00%, 11/01/24                                       1,515        1,575,282
California Statewide Cmnty Dev Auth
   Kaiser Permanente Ser A
   2.55%, 8/01/31 (b)                                    3,130        3,105,680
   Kaiser Permanente Ser C
   3.85%, 8/01/31 (b)                                    3,500        3,503,395
   Kaiser Permanente Ser E
   3.875%, 4/01/32                                       3,180        3,142,349
   Kaiser Permanente Ser F
   2.30%, 4/01/33                                        5,210        5,136,070
   Solid Waste Rev
   2.90%, 4/01/11 (b)                                    3,000        2,969,460
California Statewide Cmnty Dev Auth Rev
   Daughters of Charity Hlth Ser F
   5.00%, 7/01/06                                        1,300        1,303,575
   Redlands Cmnty Hosp Ser A RADIAN
   5.00%, 4/01/12-4/01/13                                3,485        3,645,781
Castaic Lake Wtr Agy COP
   Wtr Sys Impt Proj Ser A MBIA
   7.25%, 8/01/08                                        1,510        1,632,325
Chaffey Cmnty College Dist
   Election of 2002 Ser B MBIA
   5.00%, 6/01/25                                        1,440        1,508,875
Chula Vista Cmnty Facs Dist No. 06-1
   Eastlake Woods Area Ser A
   4.60%, 9/01/09                                          680          690,894
Chula Vista Cmnty Facs
   Dist No. 06-1 Spl Tax
   Eastlake Woods Area Ser A
   3.60%, 9/01/06                                          500          500,035
   4.25%, 9/01/08                                          565          570,130
Contra Costa Cnty MFHR
   Pleasant Hill BART Transit-A
   3.95%, 4/15/46                                       13,760       13,745,827
Cotati-Rohnert Park Uni Sch Dist
   Ref Crossover FGIC
   5.00%, 8/01/20                                        1,910        2,016,196
CSUCI Fin Auth Rev
   For Sale Hsg Construction Ser A
   2.50%, 8/01/34                                        4,000        3,927,400
Culver City Redev Agy
   Tax Alloc Redev Proj A MBIA
   5.50%, 11/01/17-11/01/18                              2,210        2,403,519
   Tax Alloc AMBAC
   5.50%, 11/01/14                                       1,195        1,287,278
Etiwanda Sch Dist
   Cmnty Facs Dist No. 3 Ref
   3.90%, 8/01/06                                          200          199,454
   4.25%, 8/01/07                                          350          347,064


30  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
   4.50%, 8/01/08                                    $     480  $       477,466
   4.70%, 8/01/09                                          495          492,416
   4.80%, 8/01/10                                          470          470,686
Fontana Pub Fin Auth Tax Alloc Rev
   North Fontana Redev Proj Ser A FSA
   5.25%, 9/01/20                                        1,000        1,064,240
Fremont Pub Fin Auth Rev
   Ref Ser A
   3.75%, 9/02/11                                        1,755        1,722,708
Fullerton Redev Agy COP
   Southern California Optometry RADIAN
   5.00%, 4/01/34                                        3,015        3,051,240
Gateway Uni Sch Dist
   MBIA
   5.00%, 8/01/24                                        1,230        1,284,305
Gilroy Uni Sch Dist
   FGIC
   5.25%, 8/01/20                                        1,900        2,034,406
Golden State Tobacco Securitization
   Corp. Tobacco Settlement Rev AMBAC
   5.00%, 6/01/38                                        3,450        3,673,698
   Enhanced-Asset Backed Ser B
   Prerefunded 6/01/13 @ 100
   5.50%, 6/01/43                                       28,850       31,612,099
   Ser A AMBAC
   5.00%, 6/01/20                                       10,650       11,004,006
   Ser B
   Prerefunded 6/01/08 @ 100
   5.75%, 6/01/22                                        5,570        5,819,480
Grossmont-Cuyamaca Cmnty College Dist
   Election of 2002 Ser B FGIC
   5.00%, 8/01/25                                        2,075        2,175,721
Imperial Irrigation Dist
   Elec Sys Rev MBIA
   5.00%, 11/01/18                                       1,500        1,561,560
Kern High Sch Dist
   Escrowed to Maturity
   7.10%, 8/01/11                                        1,000        1,161,770
   Ser A MBIA
   6.30%, 2/01/11                                        1,000        1,117,240
Lincoln Cmnty Facs Dist No. 2003-1
   Spl Tax
   5.35%, 9/01/16                                          790          821,173
   5.90%, 9/01/24                                        1,235        1,305,877
Loma Linda Hosp Rev
   Loma Linda Univ Med Ctr Ser A
   5.00%, 12/01/13-12/01/14                              7,360        7,636,000
Long Beach Bd Fin Auth Lease Rev
   Civic Ctr Proj Ser A MBIA
   5.00%, 10/01/17                                       3,130        3,252,790
   Pub Safety Facs Projs AMBAC
   5.25%, 11/01/19-11/01/22                              3,765        4,014,818
   Los Altos Sch Dist
   Ser B MBIA
   5.00%, 8/01/18                                        2,000        2,095,900
Los Angeles
   Ser A MBIA
   5.00%, 9/01/16                                        3,035        3,231,759
Los Angeles Cmnty College Dist
   Ser A MBIA
   5.00%, 6/01/26                                        9,995       10,631,881
Los Angeles Cmnty Redev Agy
   Tax Alloc Subordinated Lien Bunker Ser L
   3.50%, 3/01/07-3/01/09                                3,560        3,476,781
Los Angeles Cnty COP
   Antelope Valley Courthouse
   Ser A AMBAC
   5.75%, 11/01/19                                       2,815        3,063,030
   Equipment & Real Estate Property
   Program Ser AU MBIA
   5.00%, 10/01/08                                       9,300        9,622,989
Los Angeles Cnty Metropolitan
   Transp Auth Rev
   Capital Grant Receipts Gold
   Line Proj Ser A FGIC
   5.00%, 10/01/10-10/01/12                             16,470       17,315,393
Los Angeles Cnty Metropolitan
   Transp Auth Sales Tax Rev
   Proposition A First Tier Senior
   Ser A AMBAC
   5.00%, 7/01/14-7/01/15                                2,860        3,079,299
   Ref Proposition C Second Senior
   Ser A MBIA
   5.00%, 7/01/10                                        2,290        2,418,561
Los Angeles Cnty Pub Wrks Fin Auth
   Refunding Flood Ctl Dist Ser A
   5.00%, 3/01/10                                        8,975        9,432,007
Los Angeles Cnty Pub Wrks Fin Auth
   Lease Rev Master Ref Proj Ser A MBIA
   5.00%, 12/01/09-12/01/11                             11,460       12,083,451
Los Angeles Cnty Pub Wrks Fin Auth Rev
   Regional Park and Open Space Dist
   Ser A AMBAC
   5.50%, 10/01/08                                       3,195        3,315,835
Los Angeles Dept of Arpts
   Arpt Rev FGIC AMT
   5.80%, 5/15/10                                          600          607,422
Los Angeles Dept of Wtr & Pwr
   Pwr Sys Ser A FSA
   5.25%, 7/01/18                                        2,000        2,132,560
   Pwr Sys Ser A MBIA
   5.375%, 7/01/18                                       5,000        5,373,050
   Pwr Sys Ser A SubSer A-1
   4.50%, 7/01/07                                        2,345        2,373,656
   5.00%, 7/01/09                                       15,245       15,886,510
Ls Angeles Dept Wtr & Pwr Wtrwrks Rev
   Ser B MBIA
   5.00%, 7/01/11-7/01/12                                5,345        5,699,318
Los Angeles Harbor Dept Rev
   Ser B AMT
   5.75%, 8/01/09                                        6,485        6,595,958


                     Schedule of Investments--California Municipal Portfolio  31

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Los Angeles Sanitation Equipment
   Charge Rev
   Ser A FSA
   5.25%, 2/01/19-2/01/20                            $   8,355  $     8,807,800
Los Angeles Uni Sch Dist
   AMBAC
   5.00%, 7/01/12                                        6,030        6,448,964
   Election of 1997 Ser E MBIA
   5.50%, 7/01/15                                        8,810        9,659,989
   Election of 2005 Ser C
   5.00%, 7/01/08-7/01/12                                6,160        6,435,745
   Ser A FSA
   5.00%, 7/01/22                                        4,835        5,059,247
   5.25%, 7/01/20                                        1,440        1,539,749
   Ser A MBIA
   5.00%, 7/01/11                                        2,200        2,342,494
   5.25%, 7/01/12                                        1,755        1,901,139
   Ser A-1 FGIC
   5.00%, 7/01/20                                        5,530        5,852,510
   Ser A-2 MBIA
   5.00%, 7/01/20                                       11,000       11,634,590
   Ser D FGIC
   Prerefunded 7/01/10 @ 100
   5.625%, 7/01/15                                       1,295        1,396,632
   Ser E AMBAC
   5.00%, 7/01/15                                        3,090        3,324,068
Los Gatos-Saratoga Joint Union
   High Sch Dist
   Election of 1998 Ser B
   5.75%, 12/01/19-12/01/20                              2,470        2,715,444
Mammoth Uni Sch Dist
   Capital Appreciation MBIA
   Zero coupon, 8/01/21-8/01/22                          2,100        1,050,498
Metropolitan Wtr Dist of Southern
   California Wtrwrks Rev
   Authorization Ser B-3 MBIA
   5.00%, 10/01/18                                       3,300        3,501,366
   Ser A
   5.75%, 7/01/21                                        2,045        2,326,044
   Ser A
   Escrowed to Maturity
   5.75%, 7/01/21                                        1,615        1,841,956
   Ser B
   5.00%, 7/01/10                                        8,150        8,607,541
Mount San Antonio Cmnty College Dist
   Ref 2001 Election Ser A MBIA
   5.00%, 8/01/14                                        5,550        5,895,265
MSR Pub Pwr Agy San Juan Proj
   Ref Ser G MBIA
   5.30%, 7/01/12                                        5,930        6,110,391
Munimae Trust
   Ser 2001-1 Class A
   4.35%, 10/26/16                                       3,325        3,318,683
   Ser 2001-2 Class A
   4.35%, 10/26/16                                       3,875        3,867,637
Northern California Pwr Agy
   Geothermal Proj No.3 Ser A AMBAC
   5.80%, 7/01/09                                        4,960        5,287,360
Northern California Pwr Agy Pub Pwr Rev
   Hydro Elec Proj No. 1 Ser A MBIA
   5.00%, 7/01/17                                        2,685        2,793,340
   Ser A AMBAC
   Escrowed to Maturity
   5.80%, 7/01/09                                          935          997,299
Oakland Uni Sch Dist Alameda Cnty
   Election 2000 MBIA
   5.00%, 8/01/10-8/01/13                               10,555       11,218,468
Ohlone Cmnty College Dist
   Ser B FSA
   5.00%, 8/01/23                                        1,900        1,998,173
Orange Cnty Local Transp Auth
   Sales Tax Rev
   Measure M-Second Senior
   Ser A MBIA
   5.50%, 2/15/10                                        5,630        6,024,719
   Ref Measure M-2ND Senior
   Ser A AMBAC
   5.70%, 2/15/09-2/15/10                                6,970        7,418,098
Orange Cnty Pub Fin Auth Lease Rev
   Ref MBIA
   5.00%, 7/01/11-7/01/13                               21,070       22,601,411
Pasadena Uni Sch Dist
   Ser B FGIC
   5.00%, 7/01/20                                        2,050        2,158,384
Pittsburg Redev Agy
   Residential Mtg Rev
   Escrowed to Maturity
   9.60%, 6/01/16                                        1,000        1,423,110
Pomona Pub Fin Auth Rev
   Merged Redev Proj Ser AH AMBAC
   5.00%, 2/01/11                                        1,635        1,736,157
Rancho Santiago Cmnty College Dist
   FSA
   5.00%, 9/01/25                                        2,275        2,386,270
Rancho Wtr Dist Fin Auth Rev
   Ser A FSA
   5.50%, 8/01/12                                        1,075        1,164,945
Redding Joint Pwrs Fin Auth
   Elec Sys Rev Ser A MBIA
   6.25%, 6/01/09                                        1,000        1,079,560
Riverside
   Swr Rev FGIC
   7.00%, 8/01/08                                        1,000        1,075,490
Riverside Impt Bd Act of 1915
   Canyon Springs Assmt
   2.40%, 9/02/06                                        1,075        1,068,797
Sacramento Area Flood Ctl Agy
   Capital Assmt Dist No. 2-North Area
   AMBAC
   5.00%, 10/01/09                                       1,000        1,043,510


32  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Sacramento City Fin Auth
   Lease Rev Ser B
   5.40%, 11/01/20                                   $   2,000  $     2,175,040
Sacramento City Fin Auth Rev
   Capital Impt Ser A AMBAC
   5.50%, 12/01/17                                       5,930        6,449,705
   City Hall & Redev Projs Ser A FSA
   5.375%, 12/01/18                                      1,440        1,576,627
Sacramento City Uni Sch Dist
   Election of 2002 MBIA
   5.00%, 7/01/27                                        1,390        1,452,661
Sacramento Cnty Sanitation Dist
   Fin Auth Rev
   FSA
   5.50%, 12/01/21                                       1,100        1,254,616
   Sacramento Regional Cnty
   Sanitation
   Ser A AMBAC
   5.00%, 12/01/21                                       4,340        4,570,237
   Ser A
   5.60%, 12/01/16                                       3,055        3,092,515
Salinas Pub Fin Auth Rev
   Ref Assmt Dists Refinancing
   Subordinated Ser B
   4.75%, 9/02/06-9/02/08                                  650          649,988
   5.00%, 9/02/09                                          295          295,720
   5.25%, 9/02/11                                          310          313,723
Salinas Union High Sch Dist
   Ser A FGIC
   5.25%, 10/01/20-10/01/21                              4,630        4,960,975
San Bernardino Cnty COP
   West Valley Detention Ctr Ref
   Ser A MBIA
   5.25%, 11/01/17                                       7,495        8,102,320
San Diego Cnty COP
   Edgemoor Proj & Regional Sys AMBAC
   5.00%, 2/01/15                                        2,000        2,144,260
San Diego Cnty Regional Transp Auth
   Sales Tax Rev Ser A FGIC
   5.25%, 4/01/08                                        2,360        2,439,603
San Diego Uni Port Dist Rev
   Ser B MBIA
   5.00%, 9/01/21                                        2,200        2,305,996
San Diego Uni Sch Dist
   Capital Appreciation Election
   1998 Ser D FGIC
   5.25%, 7/01/25                                        2,000        2,162,500
San Francisco City & Cnty
   Laguna Honda Hosp 1999
   Ser A AMBAC
   5.00%, 6/15/12                                        1,465        1,569,498
San Francisco City & Cnty Arpt
   Commission
   Int'l Arpt Rev Second Ser 10A
   MBIA AMT
   5.45%, 5/01/12                                        2,145        2,190,281
   Int'l Arpt Rev Second Ser 15A
   FSA AMT
   5.00%, 5/01/18                                        2,420        2,474,426
   Int'l Arpt Rev Second
   Ser 16B FSA
   5.00%, 5/01/24                                        3,450        3,547,566
San Francisco City & Cnty Pub
   Util Commission
   Wtrwrks Rev Ser A
   5.00%, 11/01/12                                       2,460        2,517,022
San Jose Arpt Rev
   Ref Ser B FSA AMT
   5.00%, 3/01/08                                        3,050        3,113,166
   FGIC
   5.875%, 3/01/07                                         270          275,632
San Jose Redev Agy Tax Alloc
   Merged Area Redev MBIA
   Escrowed to Maturity
   6.00%, 8/01/15                                          330          382,308
   Merged Area Redev Proj
   Unrefunded Balance MBIA
   6.00%, 8/01/15                                          670          768,316
San Mateo Cnty Cmnty College Dist
   2001 Election Ser A FGIC
   5.375%, 9/01/20                                       1,000        1,081,680
San Mateo Cnty Transp Dist
   Ser A MBIA
   5.50%, 6/01/16                                        1,430        1,608,779
San Ramon Valley Uni Sch Dist
   Election 2002 FSA
   5.00%, 8/01/24                                        1,425        1,490,023
   5.25%, 8/01/20                                        1,000        1,075,230
Santa Clara Cnty Fin Auth
   Lease Rev Ser A AMBAC
   5.00%, 11/15/17                                       6,390        6,655,377
Santa Clara Redev Agy Tax Alloc
   Bayshore North Proj MBIA
   5.00%, 6/01/15                                        1,000        1,002,290
Santa Fe Springs Cmnty Dev Commission
   Ref Ser A MBIA
   5.375%, 9/01/17                                       1,460        1,556,827
South Orange Cnty Pub Fin Auth
   Spl Tax Rev Foothill Area Ser C FGIC
   8.00%, 8/15/09                                        1,100        1,247,378
Southern California Pub Pwr
   Auth Pwr Proj Rev
   Ref San Juan Unit 3 Ser A FSA
   5.00%, 1/01/08                                        3,300        3,381,510
Taft Pub Fin Auth Lease Rev
   Cmnty Correctional Fac Proj A
   5.95%, 1/01/11                                        2,590        2,662,132
Tahoe-Truckee Uni Sch Dist No.1
   MBIA
   5.50%, 8/01/19                                        1,185        1,342,178
Tobacco Securitization Auth of
   Northern California Asset Bkd Bds Ser A
   5.375%, 6/01/41                                      12,805       13,821,333


                     Schedule of Investments--California Municipal Portfolio  33

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
University of California
   Rev Ser B AMBAC
   5.00%, 5/15/12                                    $   2,630  $     2,814,179
University of California Multipurpose Projs
   Rev Ser E MBIA
   5.125%, 9/01/20                                       6,340        6,534,067
University of California Rev
   Hosp Med Ctr AMBAC
   Prerefunded 7/01/06 @ 101
   5.75%, 7/01/24                                        1,120        1,137,349
   Ser A
   5.00%, 5/15/06                                        1,280        1,282,202
   Ser A AMBAC
   5.00%, 5/15/09                                        4,860        5,071,507
University of California Revs
   General Ser A AMBAC
   5.00%, 5/15/11                                        1,720        1,831,766
   Ser F FSA
   5.00%, 5/15/10                                        2,000        2,110,740
Upland Cmnty Redev Agy Tax Alloc Notes
   Magnolia Redev Proj
   3.90%, 11/01/09                                       2,625        2,609,381
Vacaville Impt Bd Act 1915
   Ref & Impt Consolidated Reassessment
   Ser A
   4.25%, 9/02/06                                          645          641,646
Walnut Pub Fin Auth Tax Alloc Rev
   AMBAC
   5.375%, 9/01/20                                       2,075        2,237,535
                                                                ---------------
                                                                    918,134,721
                                                                ---------------
Colorado--0.0%
Denver City & Cnty
   Airport Rev Ser D AMT
   7.75%, 11/15/13                                         500          568,750
                                                                ---------------
Florida--2.7%
Bartram Park CDD
   Spl Assmt
   4.875%, 5/01/15                                         915          908,110
Beacon Tradeport CDD
   Spl Assmt Industrial Proj Ser B
   7.125%, 5/01/22                                         860          911,084
Clearwater Cay CDD
   BANS
   5.375%, 12/01/06                                      1,500        1,495,620
Concorde Estates CDD
   Capital Impt Rev Ser B
   5.00%, 5/01/11                                          850          848,181
Dupree Lakes CDD
   5.00%, 11/01/10                                         700          694,778
Durbin Crossing CDD
   Spl Assmt Ser B-2
   4.875%, 11/01/10                                      2,140        2,117,380
Fiddlers Creek CDD No. 2
   Spl Assmt Rev Ser B
   5.75%, 5/01/13                                        1,600        1,637,936
Fishhawk CDD No. 2
   Spl Assmt Ser B
   5.00%, 11/01/07                                         110          109,524
Gateway Svcs CDD
   Spl Assmt Sun City Center
   Fort Meyers Proj B
   5.50%, 5/01/10                                          750          754,365
Lake Ashton II CDD Capital Impt Rev
   Ser B
   4.875%, 11/01/10                                        720          716,220
Meadow Pointe III CDD
   Capital Impt Rev Ser 2004-1
   4.80%, 11/01/09                                       1,610        1,587,138
Miami Beach Hlth Facs Auth Hosp Rev
   Ref Mount Sinai Medical Center
   6.75%, 11/15/24                                       2,400        2,663,496
Middle Village CDD
   Spl Assmt Ser B
   5.00%, 5/01/09                                          730          729,292
Monterra CDD
   BANS
   5.00%, 6/01/06                                        1,145        1,145,447
   Spl Assmt Ser B
   5.00%, 11/01/10                                       2,400        2,390,040
Paseo CDD Capital Impt Rev
   Ser B
   4.875%, 5/01/10                                         875          862,776
Reunion East CDD
   Spl Assmt
   5.20%, 11/01/07                                         735          733,221
Sandy Creek CDD
   Spl Assmt Ser B
   5.00%, 11/01/10                                       1,000          995,440
Seven Oaks CDD No. 2 Spl Assmt Rev
   Ser B
   5.30%, 11/01/08                                         515          515,675
Shingle Creek
   BANS
   5.125%, 8/01/06                                       1,290        1,290,929
Sterling Hill CDD
   Capital Impt Ser B
   5.50%, 11/01/10                                         875          876,977
Tern Bay CDD Capital Impt Rev
   Ser B
   5.00%, 5/01/15                                        1,050        1,050,000
Venetian CDD
   Capital Impt Ser B
   5.95%, 5/01/12                                          800          827,176
Village CDD No. 5
   Spl Asset Ser B
   5.00%, 5/01/08                                          200          200,220
Villasol CDD
   Spl Assmt Rev Ser B
   5.375%, 5/01/08                                         380          380,300
Vizcaya CDD
   Spl Asset Ser B
   5.40%, 11/01/07                                         170          170,235


34  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Vizcaya Kendall CDD
   BANS
   5.125%, 12/01/06                                  $   4,800  $     4,816,416
                                                                ---------------
                                                                     31,427,976
                                                                ---------------
Guam--0.5%
Guam Government Wtrworks Auth
   5.18%, 7/01/15                                        2,570        2,669,613
Wtr & Wastewtr
   Sys Rev
   5.00%, 7/01/12                                        1,270        1,285,761
   5.50%, 7/01/16                                        1,500        1,562,355
                                                                ---------------
                                                                      5,517,729
                                                                ---------------
Illinois--0.5%
Bolingbrook Sales Tax Rev
   Zero coupon, 1/01/26                                  4,450        3,980,036
Pingree Grove Spl Svc Area No. 1
   CamBrdg Lakes Proj Ser 05-1
   5.25%, 3/01/15                                        1,407        1,402,244
                                                                ---------------
                                                                      5,382,280
                                                                ---------------
Michigan--0.0%
Michigan State Strategic Fund SWDR
   Ltd. Oblig Waste Mgmnt
   3.00%, 12/01/13(b)                                      415          411,697
                                                                ---------------
Nevada--0.6%
Clark Cnty
   Spl Impt Dist No. 142
   5.30%, 8/01/11                                        2,000        2,005,880
Henderson Local Impt Dist
   No. T 14
   3.75%, 3/01/07                                        1,715        1,709,358
   No. T 16
   4.75%, 3/01/13                                          325          321,909
Las Vegas Spl Impt Dist No. 607
   Local Impt Bds
   4.80%, 6/01/09                                        1,620        1,620,373
North Las Vegas
   Spl Impt Dist No. 60 Aliante
   3.90%, 12/01/06                                       1,645        1,650,017
                                                                ---------------
                                                                      7,307,537
                                                                ---------------
New York--2.2%
New York City
   Ser G
   5.00%, 8/01/10-8/01/11                               20,630       21,664,009
   Ser H
   5.00%, 8/01/10-8/01/11                                3,860        4,045,211
                                                                ---------------
                                                                     25,709,220
                                                                ---------------
North Carolina--0.3%
North Carolina Eastern Mun Pwr Agy Pwr Sys Rev
   Ref Ser C
   5.30%, 1/01/15                                        3,580        3,774,430
                                                                ---------------
Ohio--0.2%
Port Auth Columbiana Cnty Solid
   Waste Facs Rev
   Liberty Waste Trans LLC Proj
   Ser A AMT
   7.00%, 8/01/21                                        2,865        2,852,107
                                                                ---------------
Pennsylvania--0.3%
Beaver Cnty IDA PCR
   Cleveland Electric Proj
   3.75%, 10/01/30 (b)                                   3,415        3,398,949
                                                                ---------------
Puerto Rico--6.9%
Puerto Rico Commonwealth
   MBIA
   5.50%, 7/01/08                                        2,870        2,985,489
   Ref FGIC
   5.25%, 7/01/10                                        2,000        2,125,320
   Ref Pub Impt Ser C
   5.00%, 7/01/18                                        4,960        5,069,169
   Ref Public Impt Ser A MBIA IBC
   5.50%, 7/01/15                                        5,240        5,807,597
   Ref Ser A
   5.00%, 7/01/30                                        3,215        3,340,353
Puerto Rico Elec Pwr Auth Pwr Rev
   Ref Ser Y MBIA
   6.50%, 7/01/06                                        3,015        3,036,226
Puerto Rico Hwy & Transp Auth Hwy Rev
   Ref Ser AA FSA
   5.00%, 7/01/26                                       31,030       32,522,853
Puerto Rico Hwy & Transp Auth Transp Rev
   Ser A AMBAC
   5.50%, 7/01/10                                          855          947,269
   Ser A AMBAC
   Escrowed to Maturity
   5.50%, 7/10/10                                        1,615        1,730,602
Puerto Rico Infrastructure Fin Auth
   5.50%, 7/01/15                                        3,940        4,366,781
Puerto Rico Mun Fin Agy
   Ref Ser C FSA
   5.00%, 8/01/13                                        5,820        6,224,082
   Ser A
   5.00%, 8/01/10                                        3,915        4,064,044
Puerto Rico Pub Bldg Auth Rev
   Guaranteed
   Ser L FSA
   5.60%, 7/01/08                                        2,500        2,605,925
Puerto Rico Pub Fin Corp.
   Commonwealth Appropriation
   Ser A MBIA
   5.25%, 8/01/29                                        4,130        4,426,575
                                                                ---------------
                                                                     79,252,285
                                                                ---------------
Trust Territories--0.3%
Northern Mariana Islands Commonwealth
   Ser A ACA
   6.00%, 6/01/14                                        2,785        2,965,412
                                                                ---------------


                     Schedule of Investments--California Municipal Portfolio  35

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
U.S. Virgin Islands--0.1%
Virgin Islands Pub Fin Auth Rev
   Fed Hwy Reimb Loan Note FSA
   5.00%, 9/01/06                                    $   1,000  $     1,006,010
                                                                ---------------
Virginia--0.5%
Broad Str CDA
   7.125%, 6/01/15                                       1,190        1,298,385
Celebrate Cmnty Dev Auth Spl Assmt Rev
   Proj Ser B
   6.25%, 3/01/18                                        1,250        1,307,925
Louisa IDA PCR
   Elec & Pwr Co.
   5.25%, 12/01/08                                       3,295        3,361,032
                                                                ---------------
                                                                      5,967,342
                                                                ---------------
West Virginia--0.2%
Putnam Cnty PCR
   Appalachian Pwr Co. Proj Ser E
   2.80%, 5/01/19                                        2,500        2,470,825
                                                                ---------------
Total Municipal Bonds
(cost $1,093,359,777)                                             1,096,939,004
                                                                ---------------
================================================================================
Short-Term Municipal Notes--3.9%
--------------------------------------------------------------------------------
California--3.8%
California State Department of Wtr
   Res Rev Pwr Supply Rev
   Sub Ser F-2
   3.17%, 5/01/20 (c)                                    4,500        4,500,000
   SubSer B-3
   3.07%, 5/01/22 (c)                                    3,000        3,000,000
   Conv Cap Senior Lien
   3.07%, 5/01/22 (c)                                    8,800        8,800,000
Contra Costa Cnty
   Tax & Rev Anticipation Notes
   4.50%, 12/07/06                                       1,390        1,399,675
Los Angeles Dept of Wtr & Pwr Rev
   Pwr Rev Sub Ser B-6
   3.12%, 7/01/34 (c)                                   14,300       14,300,000
   Elec Plant Sub Ser B-3
   3.13%, 7/01/34 (c)                                    3,050        3,050,000
Sacramento Cnty Sanitation Dist Fin
   Auth Rev
   Sub-Lien Regional Cnty Ser B-4
   2.95%, 12/01/39                                       8,600        8,593,550
                                                                ---------------
                                                                     43,643,225
                                                                ---------------
Puerto Rico--0.1%
Puerto Rico Commonwealth
   TANS
   4.50%, 7/28/06                                        1,165        1,168,751
                                                                ---------------
Total Short-Term Municipal Notes
(cost $44,820,171)                                                   44,811,976
                                                                ---------------
Total Investments--98.7%
(cost $1,138,179,948) (d)                                         1,141,750,980
Other assets less liabilities--1.3%                                  15,258,185
                                                                ---------------
Net Assets--100%                                                  1,157,009,165
                                                                ---------------


36  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
INTEREST RATE SWAP TRANSACTIONS
--------------------------------------------------------------------------------

                                                            Rate Type
                                                ----------------------------------
                      Notional                                       Payments          Unrealized
       Swap            Amount     Termination   Payments made by   received by the    Appreciation/
   Counterparty         (000)        Date         the Portfolio      Portfolio       (Depreciation)
----------------------------------------------------------------------------------------------------
Citigroup            $   10,300     6/22/07           BMA*             2.962%        $       (83,599)
Goldman Sachs             5,400     7/05/06           BMA*             3.283%                  3,657
Goldman Sachs             5,400     1/05/07           BMA*             3.405%                    271
JP Morgan                 9,800     4/05/07           BMA*             2.988%                (60,888)
Morgan Stanley            5,400     4/06/06           BMA*             3.081%                    664
Morgan Stanley            5,400    10/06/06           BMA*             3.217%                 (2,573)

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

--------------------------------------------------------------------------------
(a) Represents entire or partial position segregated as collateral for interest rate swaps.

(b)   Variable rate coupon, rate shown as of March 31, 2006.

(c) Represents entire or partial position segregated or collateral for delayed delivery securities.

(d) At March 31, 2006, the cost basis of investments securities owned was substantially identical for both book and tax. Gross unrealized appreciation was $14,462,735 and gross unrealized depreciation of investments was $10,891,703, resulting in net unrealized appreciation of $3,571,032 (excluding swap transactions).

Glossary of Terms:

ACA--American Capital Access Financial Guaranty Corporation
AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax--(subject to)
BANS--Bond Anticipation Notes
BART--Bay Area Rapid Transit
CDA--Community Development Association
CDD--Community Development District
COP--Certificate of Participation
CSUCI--California State University Channel Islands
FGIC--Financial Guaranty Insurance Company
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance, Inc.
GNMA--Government National Mortgage Association
GO--General Obligation
IBC--International Bancshares Corporation
IDA--Industrial Development Authority
MBIA--Municipal Bond Investors Assurance
MFHR--Multi-Family Housing Revenue
MSR--Modesto Irrigation Dist. City of Santa Clara and City of Redding
PCR--Pollution Control Revenue
RADIAN--Radian Group, Inc.
SWDR--Solid Waste Disposal Revenue
TANS--Tax Anticipation Notes
XLCA--XL Capital Assurance

See notes to financial statements.


                     Schedule of Investments--California Municipal Portfolio  37

--------------------------------------------------------------------------------
                              Sanford C. Bernstein Fund, Inc.
                                  Schedule of Investments
                                New York Municipal Portfolio
                                 March 31, 2006 (Unaudited)
--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
MUNICIPAL BONDS--98.8%
--------------------------------------------------------------------------------
Arizona--0.1%
Pima Cnty IDA
   Horizon Cmnty Learning Center
   4.45%, 6/01/14                                    $   1,110  $     1,071,738
Watson Road Cmnty Facs Dist Spl
   Assmt Rev
   4.70%, 7/01/09                                          805          801,362
                                                                ---------------
                                                                      1,873,100
                                                                ---------------
California--1.4%
California State Dept Wtr Res
   Ser A
   5.50%, 5/01/09                                       10,345       10,868,457
California Statewide Cmnty
   Dev Auth Rev
   Kaiser Permanente Ser E
   3.875%, 4/01/32 (a)                                   3,075        3,038,592
   Kaiser Permanente Ser F
   2.30%, 4/01/33 (a)                                    6,925        6,826,734
                                                                ---------------
                                                                     20,733,783
                                                                ---------------
Colorado--0.3%
Denver City & Cnty
   Airport Rev Ser D AMT
   7.75%, 11/15/13                                       1,000        1,137,500
Todd Creek Farms Metro Dist No. 1
   Wtr Rev Ref & Impt
   5.60%, 12/01/14                                       2,765        2,709,589
                                                                ---------------
                                                                      3,847,089
                                                                ---------------
Florida--3.6%
Bartram Park CDD
   Spl Assmt
   4.875%, 5/01/15                                       1,210        1,200,889
Beacon Tradeport CDD
   Spl Assmt Industrial Proj Ser B
   7.125%, 5/01/22                                       1,330        1,409,002
CFM CDD Rev
   Capital Impt Ser B
   5.875%, 5/01/14                                       3,500        3,568,845
Concorde Estates CDD
   Capital Impt Rev Ser B
   5.00%, 5/01/11                                        1,110        1,107,625
Dupree Lakes CDD
   5.00%, 11/01/10                                         940          932,988
Durbin Crossing CDD
   Spl Assmt Ser B-2
   4.875%, 11/01/10                                      2,700        2,671,461
Fiddlers Creek CDD No. 2
   Spl Assmt Rev Ser B
   5.75%, 5/01/13                                        2,400        2,456,904
Fishhawk CDD No. 2
   Spl Assmt Ser B
   5.00%, 11/01/07                                         220          219,047
   5.125%, 11/01/09                                      1,595        1,590,725
Gateway Svcs CDD
   Spl Assmt Sun City Center
   Fort Meyers Proj B
   5.50%, 5/01/10                                        1,055        1,061,140
Hammock Bay CDD
   Spl Assmt Ser B
   5.375%, 5/01/11                                       2,635        2,638,610
Live Oak CDD No. 002
   Spl Assmt Ser B
   5.00%, 11/01/09                                       1,060        1,055,103
Meadow Pointe III CDD
   Capital Impt Ser B
   5.25%, 11/01/07                                         360          359,557
Meadow Pointe IV CDD
   Florida Capital Impt Rev Ser B
   5.125%, 11/01/07                                      1,375        1,377,888
Miami Beach Hlth Facs Auth Hosp Rev
   Ref Mount Sinai Medical Center
   6.75%, 11/15/24                                       3,300        3,662,307
Middle Village CDD
   Spl Assmt Ser B
   5.00%, 5/01/09                                          730          729,292
Midtown Miami CDD
   Spl Assmt Ser A
   6.00%, 5/01/24                                        1,420        1,509,758
Montecito Cmnty Dev Dist
   Spl Assmt Ser B
   5.10%, 5/01/13                                        2,390        2,374,823
Monterra CDD
   BANS
   5.00%, 6/01/06                                        1,550        1,550,604
   Spl Assmt Ser B
   5.00%, 11/01/10                                       2,965        2,952,695
Overoaks CDD
   Capital Impt Rev Ser B
   5.125%, 5/01/09                                       1,240        1,244,104
Parkway Center CDD
   Spl Assmt Ref Ser B
   5.625%, 5/01/14                                       2,510        2,538,363
Paseo CDD
   Spl Assmt
   5.00%, 2/01/11                                        1,150        1,153,013
Reunion East CDD
   Spl Assmt
   5.20%, 11/01/07                                       1,120        1,117,290
Sandy Creek CDD
   Spl Assmt Ser B
   5.00%, 11/01/10                                       4,910        4,887,610


38  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Shingle Creek
   BANS
   5.125%, 8/01/06                                   $   1,600  $     1,601,152
Sterling Hill CDD
   Capital Impt Ser B
   5.50%, 11/01/10                                         875          876,978
Venetian CDD
   Capital Impt Ser B
   5.95%, 5/01/12                                        1,200        1,240,764
Verano Ctr Cmnty Dev Dist
   Cmnty Infrastructure Proj Ser B
   5.00%, 11/01/13(b)                                    2,000        1,988,800
Village CDD No. 5
   Spl Assmt Ser B
   5.00%, 5/01/08                                          300          300,330
Vizcaya CDD
   Spl Assmt Ser B
   5.40%, 11/01/07                                         270          270,373
West Villages Impt Dist Rev
   Spl Assmt Unit Of Dev No. 2
   5.35%, 5/01/15                                        2,000        1,991,380
                                                                ---------------
                                                                     53,639,420
                                                                ---------------
Guam--0.4%
Guam Government Wtrworks Auth
   5.00%, 7/01/11                                        2,160        2,192,249
   5.18%, 7/01/15                                        3,445        3,578,528
                                                                ---------------
                                                                      5,770,777
                                                                ---------------
Illinois--0.2%
Bolingbrook Sales Tax Rev
   5.75%, 1/01/15                                        2,000        1,797,600
Pingree Grove Spl Svc Area No. 1
   CamBrdg Lakes Proj Ser 05-1
   5.25%, 3/01/15                                        1,847        1,840,757
                                                                ---------------
                                                                      3,638,357
                                                                ---------------
Nevada--0.6%

Clark Cnty Spl Impt Dist No. 142
   4.75%, 8/01/09                                        2,945        2,934,987
Henderson Local Impt Dists No. T 16
   4.625%, 3/01/12                                         550          543,702
Las Vegas Spl Impt Dist No. 607
   Local Impt Bonds
   5.00%, 6/01/10                                        1,905        1,906,486
   5.35%, 6/01/12                                        1,395        1,412,577
North Las Vegas
   Local Impt Dist No. 60 Aliante
   5.00%, 12/01/09                                       1,050        1,083,495
   5.25%, 12/01/10                                         990        1,021,799
                                                                ---------------
                                                                      8,903,046
                                                                ---------------
New York--85.7%

Albany Cnty
   FGIC
   5.00%, 10/01/12                                       1,100        1,164,900
Babylon
   Ser A AMBAC
   9.20%, 1/15/08                                        1,345        1,474,429
   Waste Facs FGIC
   9.00%, 8/01/09                                        1,550        1,803,410
Dutchess Cnty Resource Recovery Agy
   Solid Waste Sys BANS
   3.65%, 12/28/07                                       6,800        6,717,788
Erie Cnty IDA Sch Fac Rev
   City Sch Dist Buffalo Proj FSA
   5.00%, 5/01/10-5/01/14                                3,340        3,528,070
   5.75%, 5/01/24                                        1,520        1,704,148
Long Island Pwr Auth Electric Sys Rev
   Ser 8 SubSer 8B-RMK AMBAC
   5.25%, 4/01/09 (a)                                    4,550        4,756,979
Long Island Pwr Auth Electric Sys Rev
   AMBAC
   5.00%, 4/01/10                                        3,530        3,696,051
   MBIA Ser 1998B
   5.125%, 4/01/11                                       4,085        4,238,392
   Ser A
   5.00%, 6/01/09                                        7,500        7,737,825
   Ser A AMBAC
   5.50%, 12/01/09                                       1,100        1,169,773
   Ser A FSA
   5.00%, 12/01/15                                       2,340        2,424,965
   5.125%, 12/01/22                                      2,500        2,589,275
   Ser A MBIA-IBC
   5.50%, 12/01/23                                       5,300        5,553,605
MTA Commuter Facs
   Ser A
   Prerefunded 7/01/11 @ 100
   5.25%, 7/01/28                                        2,780        2,987,444
   Ser A MBIA
   Escrowed to Maturity
   6.10%, 7/01/09                                        1,495        1,608,201
   Ser B AMBAC
   Escrowed to Maturity
   5.00%, 7/01/20                                        1,260        1,297,069
MTA Dedicated
   Tax Fund Ser A FSA
   5.00%, 11/15/09                                       2,000        2,091,880
   5.25%, 11/15/12-4/01/15                              15,285       16,647,084
   Ser A MBIA
   5.00%, 11/15/11                                       1,865        1,984,826
   5.25%, 11/15/13                                       2,660        2,892,590
MTA New York Svc Contract
   Ser 7
   Escrowed to Maturity
   5.45%, 7/01/07                                        1,250        1,278,463
   Ser B FGIC
   5.00%, 1/01/09                                        8,095        8,391,925
   5.50%, 7/01/10                                        6,680        7,155,416


                       Schedule of Investments--New York Municipal Portfolio  39

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
   Ser B MBIA
   5.50%, 1/01/13                                    $   3,950  $     4,330,899
   Ser B-1 AMBAC
   Prerefunded 1/01/12 @ 100
   5.00%, 7/01/18                                        1,000        1,063,420
   Ser K MBIA
   Escrowed to Maturity
   6.30%, 7/01/07                                        2,400        2,479,152
MTA Rev
   Ref Ser A AMBAC
   5.50%, 11/15/18                                       5,325        5,813,835
MTA Transit Facs New York Svc Contract
   Ser O AMBAC Escrowed to Maturity
   5.75%, 7/01/08                                        1,910        1,998,720
MTA Transportation Rev
   Ref Ser E MBIA
   5.00%, 11/15/10                                      10,150       10,717,486
Municipal Assistance Corp.
   Ser O Economically Defeased to Maturity
   5.25%, 7/01/07                                        1,145        1,168,324
Nassau Cnty
   Combined Sewer Dists Ser A AMBAC
   5.50%, 7/01/10                                        1,120        1,197,448
   Ser A AMBAC
   6.00%, 7/01/11                                        1,000        1,102,550
   Ser A FGIC
   6.00%, 7/01/12-7/01/13                                2,000        2,239,210
   Ser G MBIA
   5.40%, 1/15/10                                        1,090        1,153,918
Nassau Cnty IDA
   North Shore Hlth Sys Proj Ser C
   5.625%, 11/01/10                                        610          630,911
Nassau Cnty Interim Fin Auth
   Ref Sales Tax Secured Ser B
   5.00%, 11/15/12-11/15/14                             10,190       10,860,898
   Sales Tax Secured Ser A
   5.00%, 11/15/12                                       2,715        2,902,145
   Sales Tax Secured Ser A1 AMBAC
   5.375%, 11/15/15-11/15/16                             3,770        4,078,759
   Ser A AMBAC
   5.00%, 11/15/13                                       4,145        4,439,792
New York City
   Ref Ser G
   5.25%, 8/01/07                                        4,420        4,512,555
   Ser 04G
   5.00%, 8/01/08                                        3,600        3,699,792
   Ser 98F
   5.50%, 8/01/07                                          500          512,065
   Ser A
   5.00%, 8/01/07-8/01/10                                6,495        6,727,002
   5.25%, 8/01/09-8/01/17                                7,465        7,891,910
   Ser A XLCA
   Prerefunded 5/15/10 @ 101
   6.50%, 5/15/17                                        2,740        3,062,443
   Ser B
   5.00%, 8/01/10                                        3,740        3,908,038
   5.25%, 8/01/14                                        1,665        1,802,429
   Ser B FSA
   5.25%, 8/01/12-8/01/16                               14,015       14,960,029
   Ser C
   5.50%, 9/15/19                                        1,000        1,079,690
   Ser D MBIA-IBC
   5.25%, 8/01/21                                        1,240        1,271,767
   6.50%, 11/01/09                                       3,345        3,647,421
   Ser F
   5.25%, 8/01/16                                        3,335        3,525,495
   Ser F MBIA-IBC
   5.75%, 8/01/11                                        1,080        1,179,468
   Ser G
   5.00%, 8/01/06-8/01/12                               27,745       28,667,108
   5.50%, 8/01/09                                       18,230       19,187,622
   Ser G MBIA-IBC
   5.75%, 8/01/11                                        6,460        7,054,966
   Ser H
   5.00%, 8/01/11                                        1,080        1,136,009
   Ser I
   5.00%, 8/01/08-8/01/09                                3,775        3,898,343
   6.25%, 4/15/06                                        1,000        1,000,770
   Ser J
   5.00%, 3/01/10                                        5,800        6,037,394
   Ser J MBIA
   5.00%, 8/01/23                                        1,240        1,276,803
   Ser M
   5.00%, 4/01/11                                        2,870        3,010,544
   SubSer F-1
   5.25%, 9/01/14                                        6,345        6,831,090
New York City GO
   Ser B AMBAC
   7.25%, 8/15/07                                        1,265        1,325,024
   Ser I
   5.00%, 8/01/10                                        5,265        5,501,556
New York City Hlth & Hosp Corp.
   Hlth Sys Rev Ref Ser A AMBAC
   5.00%, 2/15/10                                        9,475        9,907,060
New York City Hsg Dev Corp. MFHR
   Amt-Hsg Ser L
   3.85%, 11/01/09                                      10,555       10,535,579
New York City IDA
   Civic Facs Rev Polytechnic Univ Proj
   5.75%, 11/01/11-11/01/12                              3,775        3,743,825
   6.00%, 11/01/20                                       1,045        1,039,315
New York City IDA Civic Fac Rev
   Magen David Yeshivah Proj ACA
   4.99%, 6/15/13                                        7,985        8,158,674
New York City IDA Spl Fac Rev
   Terminal One Group Association Proj
   5.00%, 1/01/08-1/01/09                                5,745        5,856,637
New York City Mun Wtr Fin Auth
   Ser A
   6.00%, 6/15/09-6/15/10                                2,880        3,112,322
   Ref Ser A
   5.25%, 6/15/11                                        1,000        1,069,170
   Ser A AMBAC
   5.875%, 6/15/13                                       1,665        1,871,676


40  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
   Ser D
   5.00%, 6/15/10                                    $   4,760  $     4,994,335
   5.50%, 6/15/17                                        2,460        2,667,058
New York City Mun Wtr Fin Auth
   Wtr & Sewer Sys Rev
   Prefefunded B AMBAC TCRS BNY
   5.75%, 6/15/26                                        5,000        5,175,200
   Ser A AMBAC
   5.875%, 6/15/12                                       8,285        9,225,430
   Ser D FSA
   5.00%, 6/15/11                                        6,215        6,587,278
New York City TFA
   Future Tax Secured 2004 Ser C
   Prerefunded 5/01/08 @ 101
   5.00%, 5/01/26                                           10           10,376
   Future Tax Secured Ser A-1
   5.00%, 11/01/11                                       7,395        7,848,092
   Future Tax Secured Ser B
   5.50%, 2/01/10-2/01/17                                4,425        4,765,997
   Future Tax Secured Ser C
   Prerefunded 5/01/08 @ 101
   5.00%, 5/01/26                                          315          326,841
   5.25%, 2/01/13-2/01/21                                8,620        9,284,040
   Future Tax Secured Ser C AMBAC
   5.25%, 8/01/20                                        3,000        3,209,220
   Future Tax Secured Ser E FSA
   5.25%, 2/01/14                                        7,800        8,395,920
   Future Tax Secured Ser E MBIA-IBC
   5.00%, 2/01/10                                        1,285        1,347,708
   Future Tax Secured SubSer D-1
   5.00%, 11/01/09-11/01/10                             20,520       21,539,437
   Future Tax Ser B
   Prerefunded 5/15/10 @ 101
   6.25%, 11/15/17                                       1,085        1,202,408
   Ref Ser A-1
   5.00%, 11/01/12                                       3,420        3,644,318
   Ser A
   5.50%, 11/01/26 (a)                                  17,640       19,013,274
   Ser A FGIC
   5.50%, 11/01/13                                       7,075        7,721,230
   Ser C
   5.00%, 2/15/09                                        6,060        6,285,068
   Ser D-2 FGIC
   5.00%, 11/01/13                                      18,165       19,451,445
   Ser E MBIA
   5.25%, 2/01/21                                        2,000        2,130,660
   Tax Secured Ref Ser B
   5.25%, 2/01/29                                        2,570        2,721,039
   Unrefunded Bal 2005 Future Ser C
   5.25%, 5/01/15                                          280          294,403
New York City TFA Future Tax Secured
   Ser A
   5.25%, 5/01/17                                        1,000        1,060,610
   5.375%, 2/15/18                                       3,350        3,589,090
   Ser A-1
   5.00%, 11/01/13                                       6,900        7,369,959
   Ser B
   5.125%, 11/01/15                                      1,185        1,248,409
   5.50%, 2/01/17                                        8,370        9,037,842
   Ser C
   Prerefunded 5/01/08 @ 101
   5.25%, 5/01/12 (c)                                    4,185        4,363,030
   Prerefunded 5/01/09 @ 101
   5.25%, 5/01/14-5/01/15                                3,500        3,699,920
   Ser C-2005
   Prerefunded 5/01/08 @ 101
   5.00%, 5/01/26                                          870          902,703
   Unrefunded Bal Ser C-2005
   5.00%, 5/01/26                                        2,765        2,836,503
New York City Trans Auth
   COP Ser A AMBAC
   5.50%, 1/01/08                                        1,560        1,609,967
New York State
   Ser B AMBAC
   5.625%, 8/15/08                                       4,575        4,626,331
   Ser D AMBAC
   5.00%, 7/15/17                                        2,045        2,127,189
New York State Brdg Auth
   5.00%, 1/01/17                                        4,575        4,814,455
New York State Dorm Auth
   Aids Long-Term Hlth Care Fac
   5.00%, 11/01/11                                       3,875        4,055,110
   Brookdale Hosp Rev Ref
   Ser J AMBAC
   5.125%, 2/15/08                                       1,000        1,026,080
   Brookdale Hosp Secured Hosp
   Program MBIA
   5.20%, 2/15/14                                        1,140        1,185,976
   City Univ Rev Ser A AMBAC
   5.75%, 7/01/09                                        3,630        3,798,178
   City Univ Rev Ser A FSA
   5.75%, 7/01/09                                        2,000        2,092,660
   City Univ Ser 2
   5.75%, 7/01/07                                        1,015        1,040,294
   City Univ Ser A
   5.75%, 7/01/09                                        1,125        1,174,208
   City Univ Sys Rev Consolidated
   4th Gen Ser A MBIA
   5.25%, 7/01/09                                        8,135        8,533,859
   City Univ Sys Rev Consolidated
   5th Gen Ser A
   5.00%, 1/01/07                                        4,240        4,283,587
   City Univ Sys Ser 1 FSA
   5.75%, 7/01/13                                        1,135        1,219,013
   Columbia Univ
   5.75%, 7/01/07                                        1,290        1,324,185
   Columbia Univ Ser A
   5.75%, 7/01/10                                        3,830        4,139,847
   Highland Cmnty Dev Corp. Rev Ser B
   5.50%, 7/01/23                                        2,000        2,002,520
   Hlth Facs Ser 1 FSA
   5.125%, 1/15/13                                       1,880        1,959,881


                       Schedule of Investments--New York Municipal Portfolio  41

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
   Jewish Board of Family & Children AMBAC
   5.00%, 7/01/09                                    $   1,005  $     1,046,657
   Kateri Residence
   4.00%, 7/01/07                                        1,305        1,309,006
   Medical College MBIA
   5.25%, 7/01/11                                        1,085        1,135,051
   Mental Hlth Rev Ser D
   Prerefunded 8/15/08 @ 101
   5.00%, 8/15/17                                            5            5,206
   Mental Hlth Ser D MBIA
   5.00%, 8/15/17                                        4,855        5,019,536
   5.25%, 2/15/13                                        1,110        1,156,376
   Mental Hlth Svcs Facs Ser B
   6.50%, 2/15/09                                        1,505        1,611,133
   Mental Hlth Svcs Facs Ser C-1
   5.00%, 2/15/08-2/15/10                               10,370       10,688,962
   Mental Hlth Svcs Facs Ser D-1
   5.00%, 2/15/07-2/15/09                                4,000        4,086,580
   Mental Hlth Svcs Ser A
   Prerefunded 2/15/07 @ 102
   5.70%, 2/15/09                                        1,505        1,560,890
   Mental Hlth Svcs Ser B AMBAC
   5.00%, 2/15/23                                        4,910        5,131,343
   Mental Hlth Svcs Ser C MBIA
   5.25%, 2/15/19                                        1,780        1,860,047
   Mental Hlth Svcs Ser D FGIC
   5.00%, 2/15/21-8/15/23                               12,815       13,415,823
   Mental Hlth Svcs Ser D FSA
   Prerefunded 8/15/10 @ 100
   5.75%, 8/15/11-2/15/12                                2,075        2,248,241
   Prerefunded 08/15/10 @ 100
   5.875%, 2/15/13                                       2,205        2,400,120
   New York Univ Ser A MBIA
   5.75%, 7/01/12                                        1,540        1,706,212
   6.00%, 7/01/18                                        1,000        1,175,010
   North Gen Hosp Secured Hosp
   Program Ser G MBIA
   Escrowed to Maturity
   5.20%, 2/15/16                                        1,000        1,039,410
   Secured Hosp Program Ser E MBIA
   5.20%, 2/15/15                                        3,930        4,086,335
   South Nassau Cmnty Hosp Ser B
   AMBAC
   5.25%, 7/01/19                                        1,325        1,410,675
   State Personal Income Tax Edu Ser A
   MBIA
   5.50%, 3/15/11                                        4,405        4,766,386
   State Personal Income Tax Rev Ser A
   5.375%, 3/15/21                                       5,180        5,640,761
   State Personal Income Tax Rev Ser A
   FGIC
   5.00%, 3/15/09                                        1,290        1,340,736
   5.25%, 3/15/10                                        3,150        3,337,079
   State Univ
   5.25%, 11/15/23 (a)                                   4,860        5,175,414
   State Univ Dorm Facs Lease Rev
   Prerefunded 7/01/12 @ 100
   5.375%, 7/01/19                                       1,400        1,521,366
   State Univ Dorm Facs Ser A MBIA
   5.00%, 7/01/14-7/01/15                               11,080       11,869,365
   State Univ Edu Facs Ser 1989 MBIA
   6.00%, 5/15/16                                        6,055        6,611,576
   State Univ Edu Facs Ser A MBIA-IBC
   5.875%, 5/15/11                                       6,485        7,129,739
   State Univ Rev Edu Facs Ser A MBIA
   5.50%, 5/15/09                                        1,065        1,123,043
   State Univ Rev Ser A FGIC
   5.50%, 5/15/09                                        4,055        4,275,998
   Univ Rev Ser A MBIA
   5.00%, 7/01/10                                        1,145        1,205,135
   Univ Rev Ser B MBIA-IBC
   5.00%, 7/01/11                                        1,815        1,924,553
   Unrefunded Portion Mental Hlth
   Svcs Ser D FSA
   5.75%, 8/15/11-2/15/12                                   85           91,533
   5.875%, 2/15/13                                         100          108,053
   Westchester Cnty Court Facs
   AMBAC Surety
   5.125%, 8/01/12                                       1,000        1,048,740
   5.25%, 8/01/17                                        2,090        2,198,826
   Winthrop Univ Hosp Assoc Ser A
   AMBAC
   5.25%, 7/01/18                                        1,000        1,064,660
New York State Dorm Auth Lease Rev
   Mun Hlth Facs Impt Program Ser 1 FSA
   5.00%, 1/15/09                                        1,900        1,965,550
   State Univ FGIC
   Prerefunded 7/01/11 @ 100
   5.50%, 7/01/17-7/01/20                                2,640        2,868,202
New York State Dorm Auth Rev
   City Univ
   Prerefunded 7/01/06 @ 102
   5.75%, 7/01/07                                        2,495        2,558,398
   Mt. Sinai New York Univ Hlth Ser C
   5.00%, 7/01/11                                        7,480        7,574,173
   Wyckoff Heights Ser H MBIA
   5.20%, 2/15/16                                        5,820        6,059,027
New York State Dorm Auth State Personal
   Income Tax Rev
   Edu Ser F
   5.00%, 3/15/11                                        2,960        3,133,722
New York State Dorm Auth State Personal
   Income Tax Rev
   Edu Ser F FSA
   5.00%, 3/15/13                                        2,525        2,698,821
New York State Dorm Auth Westchester
   Cnty Court Fac AMBAC Surety
   5.25%, 8/01/13                                        1,115        1,173,058


42  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
New York State Energy Research &
   Dev Auth PCR ARS Electric & Gas
   Proj Ser C MBIA
   3.25%, 4/01/34                                    $  17,600  $    17,245,536
New York State Env Facs Corp.
   Clean Wtr & Drinking PreRef Revolving
   Funds Ser D
   Prerefunded 10/15/08 @ 102
   5.15%, 10/15/19                                         185          195,386
   Clean Wtr & Drinking Revolving Funds
   Mun Wtr Fin Proj
   5.00%, 6/15/22-6/15/25                               23,525       24,718,424
   Clean Wtr & Drinking Revolving Funds
   Mun Wtr Fin Ser 01-D
   5.00%, 6/15/18-6/15/19                                2,730        2,851,540
   Clean Wtr & Drinking Revolving Funds
   Pooled Funding Program Ser B
   5.375%, 11/15/18                                      1,485        1,589,811
   New York City Mun Wtr Fin Auth
   Ser 1974A
   5.75%, 6/15/11                                          745          817,638
   New York City Mun Wtr Fin Proj-2ND
   Resources
   5.25%, 6/15/14                                        1,640        1,789,109
   New York City Mun Wtr Ser 1974 A
   Escrowed to Maturity
   5.75%, 6/15/11                                        4,770        5,235,075
   Personal Income Tax Rev Ser A FGIC
   5.25%, 1/01/19                                        2,310        2,471,908
   5.25%, 1/01/20                                        1,030        1,100,308
   State Env Ser A FGIC
   5.00%, 12/15/23                                       1,060        1,117,219
   State Revolving Fund Mun Wtr Proj Ser J
   5.00%, 6/15/19                                        2,310        2,430,328
   State Revolving Fund New York City
   Mun Wtr Fin Auth
   Escrowed to Maturity
   5.75%, 6/15/11                                        1,490        1,635,275
   State Revolving Fund New York City
   Mun Wtr Ref Ser A
   5.75%, 6/15/07                                           15           15,072
   State Revolving Fund Ser 92-B
   6.35%, 9/15/06                                        1,255        1,257,322
   State Revolving Fund Ser A
   4.95%, 6/15/10                                        3,865        3,953,285
   5.20%, 12/15/15                                       1,015        1,038,610
   State Revolving Fund Ser B
   5.875%, 7/15/20                                       4,560        4,900,723
   State Revolving Fund Ser K
   5.00%, 6/15/09-6/15/11                               13,010       13,726,880
   State Revolving Funds Ser B
   Prerefunded 7/15/09 @ 101
   5.875%, 7/15/20                                         440          474,575
   SWDR Management Proj Ser A
   2.90%, 5/01/12                                        3,890        3,887,044
New York State Hsg Fin Agy
   Hlth Facs New York City Ser A
   6.00%, 11/01/07                                       1,160        1,179,244
New York State Hsg Fin Agy State
   Personal Income Tax Rev Ser A
   5.25%, 9/15/21                                        2,825        2,995,009
New York State Hsg Fin Agy State
   Personal Income Tax Rev
   Economic Development & Hsg Ser A
   5.25%, 3/15/20                                        2,615        2,777,235
New York State Hsg Fin Agy Svc
   Contract Oblig Rev Ser C MBIA-IBC
   5.50%, 9/15/18                                        2,720        2,837,885
New York State Hsg Fin Agy Svc
   Contract Rev
   Ser K
   5.00%, 3/15/09                                        1,695        1,752,545
New York State Local Government
   Assistance Corp.
   Ref Sub Lien Ser A-1 FSA
   5.00%, 4/01/11-4/01/13                               13,500       14,316,153
   Ref Sub Lien Ser A-2
   5.00%, 4/01/10                                        5,060        5,307,586
   Ser A
   6.00%, 4/01/08                                        3,035        3,133,820
   Ser A FGIC
   5.00%, 4/01/15                                        1,355        1,408,224
New York State Mortgage Agy
   AMT Homeowner Mortgage Rev Ser 69
   5.50%, 10/01/28                                       1,080        1,103,026
   AMT Homeowner Mortgage Rev Ser 99
   4.50%, 4/01/23                                        4,795        4,816,721
New York State Pwr Auth Rev
   Ser A
   5.00%, 11/15/20                                       2,680        2,815,152
New York State Twy Auth
   Gen Hwy & Brdg Trust Fund Ser A MBIA
   5.00%, 4/01/21                                        1,055        1,107,391
   Hwy & Brdg Svc Contract Rev
   Ser A2 MBIA
   Escrowed to Maturity
   5.25%, 4/01/08                                        1,635        1,687,287
   Hwy & Brdg Trust Fund Ser A FGIC
   5.00%, 4/01/18                                        1,120        1,196,686
   Hwy & Brdg Trust Fund Ser A FSA
   5.25%, 4/01/08                                        2,750        2,835,250
   Hwy & Brdg Trust Fund Ser B AMBAC
   5.00%, 4/01/09                                        9,415        9,777,195
   Hwy & Brdg Trust Fund Ser B FSA
   5.00%, 4/01/17                                        1,310        1,340,300
   Local Hwy & Brdg Svc Contract MBIA
   5.10%, 4/01/10                                        1,050        1,105,241
   Local Hwy & Brdg Svc Contract Rev
   5.50%, 4/01/11                                        3,520        3,789,597
   Local Hwy & Brdg Svc Contract
   Ser 2002 C
   5.50%, 4/01/12                                        3,720        4,037,204


                       Schedule of Investments--New York Municipal Portfolio  43

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
   Local Hwy & Brdg Svc Contract Ser A
   5.00%, 3/15/09                                    $   4,780  $     4,950,407
   Personal Income Tax Rev Transitional
   Ser A FSA
   5.00%, 3/15/14                                        2,570        2,754,218
   Second Gen Hwy & Brdg Trust Fund
   Ser A MBIA
   5.00%, 4/01/24                                        1,060        1,113,223
   5.25%, 4/01/13                                        5,435        5,876,594
   Second Gen Hwy & Brdg Trust Fund
   Ser B AMBAC
   5.25%, 4/01/11                                        3,775        4,035,777
   Second Gen Hwy & Brdg Trust Fund
   Ser B FGIC
   5.00%, 4/01/13                                       16,590       17,686,433
   Second Gen Hwy & Brdg Trust Fund
   Ser B FSA
   5.00%, 4/01/12-4/01/14                               65,640       70,130,067
   Ser A
   5.25%, 4/01/12                                        2,755        2,965,647
   Ser B
   5.00%, 4/01/15                                       12,370       13,248,023
   5.25%, 4/01/14                                        3,140        3,408,376
   Ser F
   5.00%, 1/01/14                                        7,210        7,715,133
   State Personal Income Tax Rev
   Ser 2005 A FSA
   5.00%, 3/15/18                                        1,930        2,050,007
   State Personal Income Tax Rev
   Ser A AMBAC
   5.00%, 3/15/23                                        5,665        5,943,208
   State Personal Income Tax Rev
   Ser A FSA
   5.00%, 3/15/11                                        3,940        4,174,903
   State Personal Income Tax Rev
   Ser A MBIA
   5.00%, 3/15/19                                        2,500        2,619,325
New York State Twy Auth Gen Rev
   Ser F AMBAC
   5.00%, 1/01/11-1/01/13                               13,450       14,269,369
New York State Twy Auth Hwy &
   Brdg Trust Fund
   Ref Ser C MBIA
   5.25%, 4/01/11                                        4,625        4,944,495
   Ser B FSA
   5.00%, 4/01/11                                        3,000        3,173,370
New York State Twy Auth Rev
   Local Hwy & Brdg Svc Contract
   5.00%, 4/01/09                                        5,775        5,983,882
   Prerefunded 4/01/11 @ 100
   5.25%, 4/01/16-4/01/18                                9,000        9,642,870
New York State Twy Auth Second Gen
   Hwy and Brdg Trust Fund
   Ser B AMBAC
   5.25%, 4/01/12                                       13,540       14,575,268
New York State Twy Auth Svc Contract Rev
   Prerefunded 4/01/11 @ 100
   5.25%, 4/01/17                                        5,860        6,278,580
   Ser A-2 MBIA
   5.375%, 4/01/09                                       3,500        3,650,815
New York State UDC
   Cmnty Enhancement Facs AMBAC
   5.125%, 4/01/14                                       1,000        1,052,420
   Correctional & Youth Facs Svcs Ser A
   5.25%, 1/01/21                                       10,200       10,575,258
   Correctional Facs Ser B AMBAC
   Prerefunded 1/01/09 @ 101
   5.25%, 1/01/16 (c)                                    2,330        2,451,673
   Correctional Ref Ser A XLCA
   5.25%, 1/01/11                                        2,310        2,462,114
   State Personal Income Tax Rev
   Ser 2005 A-1 AMBAC
   5.00%, 12/15/20                                       6,265        6,645,035
Niagara Falls Brdg Commission
   Escrowed to Maturity
   6.30%, 10/01/12                                       4,670        5,335,802
Onondaga Cnty
   Escrowed to Maturity
   5.70%, 4/01/11                                        1,830        1,997,939
   Economically Defeased
   Escrowed to Maturity
   5.70%, 4/01/09                                        1,800        1,907,244
   Unrefunded Balance
   5.70%, 4/01/09-4/01/11                                1,570        1,685,574
Port Auth of New York & New Jersey
   Consolidated 117th Ser FGIC AMT
   5.125%, 11/15/15                                      1,355        1,397,452
   Consolidated 126th Ser FGIC
   5.25%, 11/15/08                                      11,570       11,971,132
   5.50%, 11/15/09-11/15/10                             18,800       19,966,124
Port Auth of New York & New
   Jersey Spl Oblig Rev
   MBIA
   6.00%, 12/01/06                                       1,205        1,223,581
   6.25%, 12/01/08                                       2,090        2,218,598
Schenectady
   BANS Renewal
   5.25%, 5/26/06                                        1,700        1,697,161
Suffolk Cnty
   Ref Ser B FSA
   5.00%, 5/01/09                                        1,980        2,058,725
Suffolk Cnty Wtr Auth Wtrwks Rev
   Prerefunded Balance Ser Lien MBIA
   5.10%, 6/01/08                                          920          947,756
   Prerefunded Ser Lien MBIA
   5.10%, 6/01/08                                           80           82,514
Tobacco Settlement Fin Corp.
   Tobacco Settlement Asset-Backed
   Ser A-1
   5.00%, 6/01/11                                        9,700        9,723,280


44  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
   Tobacco Settlement Asset-Backed
   Ser C-1
   5.50%, 6/01/14                                    $  16,465  $    17,259,107
Tobacco Settlement Fin Corp.
   Tobacco Settlement Asset Backed
   Ser A-1
   5.00%, 6/01/09                                        3,555        3,673,062
Triborough Brdg & Tunnel Auth
   Convention Center Ser E
   6.00%, 1/01/11                                        1,490        1,629,479
   New York Toll Rev Ser Y
   Escrowed to Maturity
   5.50%, 1/01/17                                        9,370       10,347,104
   Ser A
   5.00%, 1/01/20                                        1,000        1,039,320
   5.25%, 1/01/17                                        5,025        5,351,876
   Ser B
   5.25%, 11/15/13                                       1,145        1,241,982
   Spl Oblig Ser A MBIA
   Escrowed to Maturity
   5.125%, 1/01/18                                       8,165        8,482,455
   Toll Rev Gen Purpose Senior Ser
   Escrowed to Maturity
   5.50%, 1/01/12                                       13,745       14,461,389
Westchester Cnty
   Ser A
   6.75%, 2/01/07                                        1,300        1,334,294
Westchester Cnty IDA
   Resource Recovery Rev Ser A AMBAC
   5.60%, 7/01/07                                        4,000        4,022,320
Yonkers
   Ref Ser A MBIA
   5.00%, 12/01/10-8/01/14                              13,145       13,915,352
   Ser A MBIA
   5.00%, 8/01/12                                        2,410        2,555,757
                                                                ---------------
                                                                  1,268,264,964
                                                                ---------------
North Carolina--0.3%
North Carolina Eastern Mun Pwr
   Agy Pwr Sys
   Ref Ser C
   5.375%, 1/01/17                                       2,285        2,405,374
   Ref Ser D
   5.375%, 1/01/10                                       2,445        2,558,790
                                                                ---------------
                                                                      4,964,164
                                                                ---------------
Ohio--0.5%
Ohio State Air Quality Dev Auth
   Rev Cleveland
   Pollution Control Ser B
   3.75%, 10/01/30 (a)                                   5,095        5,071,053
Port Auth Columbiana Cnty Solid
   Waste Facs Rev
   Liberty Waste Trans LLC Proj
   Ser A AMT
   7.00%, 8/01/21                                        1,600        1,592,800
                                                                ---------------
                                                                      6,663,853
                                                                ---------------
Pennsylvania--0.2%
Beaver Cnty IDA PCR
   Cleveland Electric Proj
   3.75%, 10/01/30                                       1,075        1,069,947
Montgomery Cnty IDA Mortgage Rev
   Whitemarsh Continuing Care
   6.00%, 2/01/21                                        1,515        1,597,068
                                                                ---------------
                                                                      2,667,015
                                                                ---------------
Puerto Rico--4.7%
Puerto Rico Commonwealth
   MBIA
   6.25%, 7/01/09                                        1,810        1,948,972
   Public Impt Ser A
   5.00%, 7/01/13                                        2,005        2,105,370
   Ref Public Impt Ser A MBIA IBC
   5.50%, 7/01/15                                        6,575        7,287,204
   Ref Public Impt Ser C FSA
   5.00%, 7/01/21                                       10,255       10,545,011
Puerto Rico Commonwealth Infrastructure
   Fin Auth
   Ref Ser C AMBAC
   5.50%, 7/01/14                                       14,740       16,245,249
Puerto Rico Hsg Bank & Fin Agy
   Ref Commonwealth Appreciation
   Loan Insurance Claims
   5.25%, 12/01/06                                       3,425        3,441,200
Puerto Rico Pub Bldgs Auth Guaranteed
   Government Facs Ser J AMBAC
   5.00%, 7/01/36 (a)                                    6,730        7,116,975
Puerto Rico Pub Bldgs Auth Rev
   Guaranteed Ref Government Facs
   Ser C
   5.25%, 7/01/08                                        1,000        1,027,960
Puerto Rico Pub Fin Corp.
   Commonwealth Appropriated
   Ser A AMBAC
   5.25%, 8/01/30                                        4,170        4,469,448
   Commonwealth Appropriated
   Ser A FGIC
   5.25%, 8/01/31                                       14,640       15,691,299
                                                                ---------------
                                                                     69,878,688
                                                                ---------------
Texas--0.1%
Gulf Coast Waste Disposal Auth
   Waste Management of Texas Ser C
   3.20%, 5/01/28                                        1,300        1,299,285
                                                                ---------------
Virginia--0.6%
Broad Str CDA
   7.125%, 6/01/15                                       1,785        1,947,578
Celebrate Cmnty Dev Auth Spl Assmt Rev
   Proj Ser B
   6.25%, 3/01/18                                        1,750        1,831,095
Louisa IDA PCR
   Electric & Pwr Co.
   5.25%, 12/01/08                                       4,910        5,008,396
                                                                ---------------
                                                                      8,787,069
                                                                ---------------


                       Schedule of Investments--New York Municipal Portfolio  45

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
West Virginia--0.1%
Putnam Cnty PCR
   Appalachian Pwr Co. Proj Ser E
   2.80%, 5/01/19 (a)                                $   2,150  $     2,124,910
                                                                ---------------
Total Municipal Bonds
(cost $1,458,282,719)                                             1,463,055,520
================================================================================
Short-Term Municipal Notes--2.7%
--------------------------------------------------------------------------------
New York--2.7%
MTA
   SubSer G-2
   3.09%, 11/01/26 (d)                                   3,700        3,700,000
New York City
   Adj Sub Ser E4
   3.15%, 8/01/21-8/01/22 (d)                            6,000        6,000,000
New York City Mun Wtr Fin Auth
   Wtr & Sewer Sys Rev
   Adj Ser C
   3.16%, 6/15/23 (d)                                    1,600        1,600,000
   Adj Ser G
   3.13%, 6/15/24 (d)                                    1,300        1,300,000
   Adj 2ND Gen Resolution Ser AA 1
   3.18%, 6/15/32 (d)                                    7,500        7,500,000
New York City TFA
   Var Subser Ser 2F
   3.18%, 11/01/22 (d)                                   1,705        1,705,000
   (NYC Recovery) Ser 3 Subser 3 B
   3.04%, 11/01/22 (d)                                   2,200        2,200,000
   (NYC Recovery) Ser 3 Subser 3 E
   3.16%, 11/01/22 (d)                                   7,000        7,000,000
Port Auth of New York & New Jersey
   Consolidated 139th FGIC
   3.17%, 8/01/24 (d)                                    8,900        8,900,000
                                                                ---------------
Total Short-Term Municipal Notes
(cost $39,905,000)                                                   39,905,000
                                                                ---------------
Total Investments--101.5%
(cost $1,498,187,719) (e)                                         1,502,960,520
Other assets less liabilities--(1.5)%                               (22,292,042)
                                                                ---------------
Net Assets--100%                                                $ 1,480,668,478
                                                                ---------------

================================================================================
INTEREST RATE SWAP TRANSACTIONS
--------------------------------------------------------------------------------

                                                       Rate Type
                                          ----------------------------------
                 Notional                                       Payments         Unrealized
     Swap         Amount    Termination   Payments made by   received by the    Appreciation/
 Counterparty      (000)        Date        the Portfolio       Portfolio      (Depreciation)
---------------------------------------------------------------------------------------------
Citigroup        $ 13,700      6/22/07          BMA*              2.962%         $ (111,195)
Goldman Sachs       7,000      1/05/07          BMA*              3.405%                352
Goldman Sachs       7,000      7/05/06          BMA*              3.283%              4,620
JP Morgan          13,400      4/05/07          BMA*              2.988%            (83,255)
Morgan Stanley      7,000      4/06/06          BMA*              3.081%                861
Morgan Stanley      7,000     10/06/06          BMA*              3.217%             (3,335)

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

--------------------------------------------------------------------------------

(a)   Variable rate coupon, rate shown as of March 31, 2006.

(b)   When-issued security.

(c) Represents entire or partial position segregated as collateral for interest rate swap.

(d) Represents entire or partial position segregated as collateral for when issued and delayed delivery securities.

(e) At March 31, 2006, the cost basis of investment securities owned was substantially identical for both book and tax. Gross unrealized appreciation of investments was $18,361,560 and gross unrealized depreciation of investments was $13,588,759, resulting in net unrealized appreciation of $4,772,801 (excluding swap transactions).

Glossary of Terms:

ACA--American Capital Access Financial Guaranty Corporation
AMBAC--American Municipal Bond Assurance Corporation
AMT--Subject to Alternative Minimum Tax
ARS--Adjustable Rate Security
BNY--Bank of New York
CDA--Community Development Authority
CDD--Community Development District
COP--Certificate of Participation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance, Inc.
GO--General Obligation
IBC--International Bancshares Corporation
IDA--Industrial Development Authority/Agency
MFHR--Multi-Family Housing Revenue
MBIA--Municipal Bond Investors Assurance Corporation
MTA--Metropolitan Transportation Authority
PCR--Pollution Control Revenue
SWDR--Solid Waste Disposal Revenue
TCRS--Transferable Custody Receipts
TFA--Transitional Finance Authority
UDC--Urban Development Corp
XLCA--XL Capital Assurance, Inc.

See notes to financial statements.


46  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

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

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

SCB-MU-0860-0506

Sanford C. Bernstein Fund, Inc.
Sanford C. Bernstein Fund II, Inc.

--------------------------------------------------------------------------------
                                 March 31, 2006
--------------------------------------------------------------------------------

Schedule of Investments
To the Semiannual Report
For the Taxable Bond
Portfolios



Intermediate Duration
--------------------------------------------------------------------------------
Short Duration Plus
--------------------------------------------------------------------------------
U.S. Government Short Duration
--------------------------------------------------------------------------------
Intermediate Duration Institutional

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                         Intermediate Duration Portfolio
                           March 31, 2006 (Unaudited)
--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
U.S. GOVERNMENT & GOVERNMENT
SPONSORED AGENCY OBLIGATIONS--47.0%
--------------------------------------------------------------------------------
Federal Agency--Collateralized Mortgage Obligations--0.4%
Fannie Mae Grantor Trust
   Series 2004-T5 Class AB4
     4.53%, 5/28/35(a)(b)                            $   9,620  $     9,622,702
   Series 2005-T3 Class A1A
     4.86%, 7/25/35(a)(b)                                4,572        4,571,745
                                                                ---------------
                                                                     14,194,447
                                                                ---------------
Mortgage Pass Thru's--41.7%
Federal Home Loan Mortgage Corp.
   3.75%, 11/17/06(a)                                   28,946       28,064,768
   6.00%, 6/01/20(a)                                     4,071        4,120,707
   8.50%, 5/01/25(a)                                         0                6
   4.50%, 3/01/34-1/01/36(a)                            74,666       68,887,591
   6.00%, TBA(c)                                        12,890       12,881,944
Federal National Mortgage Association
   5.50%, 1/01/09-2/01/35                              321,940      316,568,167
   6.00%, 11/01/16-9/01/35                             134,187      134,529,605
   5.00%, 4/01/19(a)                                    60,125       58,715,340
   6.50%, 1/01/36(a)                                    14,976       15,295,529
   4.50%, TBA(c)                                       113,065      108,083,130
   5.00%, TBA(c)                                       147,065      141,086,513
   5.50%, TBA(c)                                       392,135      382,765,742
   6.00%, TBA(c)                                       132,090      132,048,788
   6.50%, TBA(c)                                       131,580      134,047,125
Government National Mortgage Association
   8.50%, 11/15/26(a)                                        1            1,580
   7.00%, 10/15/27(a)                                        3            3,532
                                                                ---------------
                                                                  1,537,100,067
                                                                ---------------
U.S. Treasury Bonds--1.5%
United States Treasury Bond
   7.25%, 5/15/16(a)                                    32,490       38,424,494
   5.375%, 2/15/31                                      15,005       15,795,103
                                                                ---------------
                                                                     54,219,597
                                                                ---------------
U.S. Treasury Notes--3.4%
United States Treasury Notes
   4.25%, 1/15/11(a)                                    13,780       13,438,187
   4.50%, 11/15/15(a)                                  114,220      110,838,060
                                                                ---------------
                                                                    124,276,247
                                                                ---------------
Total U.S. Government & Government
Sponsored Agency Obligations
(cost $1,752,933,618)                                             1,729,790,358
                                                                ---------------
================================================================================
CORPORATE DEBT OBLIGATIONS--17.9%
--------------------------------------------------------------------------------
Automotive--0.6%
DaimlerChrysler North America
   4.875%, 6/15/10(a)                                    2,995        2,886,437
Ford Motor Credit Co.
   6.50%, 1/25/07(a)                                     4,135        4,119,171
   6.625%, 6/16/08(a)                                    5,310        5,025,857
General Motors Acceptance Corp.
   6.875%, 9/15/11(a)                                    6,530        6,086,476
Hertz Corp.
   Callable 1/01/14 @ 104.44
   8.875%, 1/01/14(a)(d)                                 3,040        3,154,000
                                                                ---------------
                                                                     21,271,941
                                                                ---------------
Banking--1.5%
Barclays Bank plc
   Callable 6/15/11 @ 100.00
   8.55%, 9/29/49(a)(b)(d)                               6,460        7,268,327
Huntington National Bank
   Senior Note
   4.375%, 1/15/10(a)                                    4,100        3,948,304
J.P. Morgan Chase & Co.
   6.75%, 2/01/11(a)                                     8,605        9,045,714
RBS Capital Trust III
   Callable 9/30/14 @ 100.00
   5.51%, 9/29/49(a)                                    10,580       10,205,024
Sumitomo Mitsui Banking Corp.
   Callable 10/15/15 @ 100.00
   5.625%, 7/29/49(a)                                    2,270        2,202,079
Suntrust Bank
   4.943%, 6/02/09(a)(b)                                 4,770        4,777,155
UFJ Bank Ltd.
   Subordinated Note
   7.40%, 6/15/11(a)                                     1,210        1,304,225
UFJ Finance Aruba AEC
   6.75%, 7/15/13(a)                                     2,366        2,507,286
Wachovia Capital Trust III
   Callable 3/15/11 @ 100.00
   5.80%, 8/29/49(a)                                     5,965        5,860,487
Wells Fargo & Co.
   Senior Note
   4.20%, 1/15/10(a)                                     4,455        4,275,579
Zions Bancorp
   5.50%, 11/16/15(a)                                    4,040        3,941,477
                                                                ---------------
                                                                     55,335,657
                                                                ---------------
Broadcasting/Media--1.1%
Allbritton Communications Co.
   Senior Subordinated Note
   Callable 12/15/07 @ 103.88
   7.75%, 12/15/12(a)                                    3,465        3,482,325
BSKYB Finance United Kingdom plc
   5.625%, 10/15/15(a)(d)                                6,400        6,168,320
Lamar Media Corp.
   Callable 8/15/15 @ 103.31
   6.625%, 8/15/15(a)                                    3,355        3,338,225


                     Schedule of Investments--Intermediate Duration Portfolio  1

--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
News America Holdings
   9.25%, 2/01/13(a)                                 $   4,810  $     5,672,274
   6.55%, 3/15/33(a)                                     3,525        3,433,561
Time Warner Entertainment Co.
   Senior Debenture
   8.375%, 3/15/23(a)                                    8,485        9,593,396
Time Warner, Inc.
   6.875%, 5/01/12(a)                                    4,175        4,377,383
WPP Finance Corp.
   5.875%, 6/15/14(a)                                    3,490        3,446,204
                                                                ---------------
                                                                     39,511,688
                                                                ---------------
Building/Real Estate--0.2%
iStar Financial, Inc.
   Senior Note
   5.15%, 3/01/12(a)                                     2,965        2,845,424
Simon Property Group, LP
   6.375%, 11/15/07(a)                                   4,290        4,352,111
                                                                ---------------
                                                                      7,197,535
                                                                ---------------
Cable--0.6%
British Sky Broadcasting Group plc
   6.875%, 2/23/09(a)                                    2,115        2,188,837
Cablevision Systems Corp.
   8.00%, 4/15/12(a)                                     3,675        3,583,125
Comcast Cable Communications Holdings, Inc.
   9.455%, 11/15/22(a)                                   7,600        9,587,385
Comcast Corp.
   5.30%, 1/15/14(a)                                     4,800        4,563,936
DirecTV Holdings LLC
   Callable 6/15/10 @ 103.19
   6.375%, 6/15/15(a)                                    3,525        3,480,937
                                                                ---------------
                                                                     23,404,220
                                                                ---------------
Chemicals--0.3%
Ineos Group Holdings plc
   Callable 2/15/11 @ 104.25
   8.50%, 2/15/16(a)(d)                                  3,550        3,372,500
ProLogis
   7.05%, 7/15/06(a)                                     3,045        3,055,590
Union Carbide Corp.
   Debenture
   7.75%, 10/01/96(a)                                    3,600        3,708,929
                                                                ---------------
                                                                     10,137,019
                                                                ---------------
Communications--1.8%
AT&T Corp.
   Senior Notes
   9.05%, 11/15/11(a)(d)                                 5,600        6,053,651
   9.75%, 11/15/31(a)                                    1,800        2,149,313
British Telecommunications plc
   8.375%, 12/15/10(a)                                  10,250       11,432,778
Cox Enterprises, Inc.
   4.375%, 5/01/08(a)                                    6,050        5,872,880
Qwest Communications International, Inc.
   Callable 2/15/09 @ 103.75
   7.50%, 2/15/14                                        3,335        3,435,050

Sprint Capital Corp.
   8.375%, 3/15/12(a)                                   20,520       23,185,548
Telecom Italia Capital
   4.00%, 1/15/10(a)                                    11,555       10,862,786
Verizon Global Funding Corp.
   4.90%, 9/15/15(a)                                     4,390        4,059,969
                                                                ---------------
                                                                     67,051,975
                                                                ---------------
Communications--Fixed--0.2%
Qwest Corp.
   8.875%, 3/15/12(a)(d)                                 1,055        1,178,963
Vodafone Group plc
   5.50%, 6/15/11(a)                                     8,020        7,945,887
                                                                ---------------
                                                                      9,124,850
                                                                ---------------
Communications--Mobile--0.8%
AT&T Wireless Services, Inc.
   Senior Note
   8.75%, 3/01/31(a)                                     3,795        4,806,550
Cingular Wireless LLC
   5.625%, 12/15/06(a)                                   6,706        6,722,530
New Cingular Wireless Services, Inc.
   7.875%, 3/01/11(a)                                   12,520       13,722,734
TELUS Corp.
   7.50%, 6/01/07(a)                                     5,595        5,721,430
                                                                ---------------
                                                                     30,973,244
                                                                ---------------
Conglomerate/Miscellaneous--0.2%
Hutchison Whampoa International Ltd.
   7.45%, 11/24/33(a)(d)                                 5,920        6,457,281
                                                                ---------------
Consumer Manufacturing--0.1%
Fortune Brands, Inc.
   2.875%, 12/01/06(a)                                   2,800        2,755,276
                                                                ---------------
Energy--0.9%
Amerada Hess Corp.
   7.875%, 10/01/29(a)                                   4,600        5,356,433
Conoco, Inc.
   Senior Note
   6.95%, 4/15/29(a)                                     6,235        7,053,606
Duke Energy Field Services Corp.
   7.875%, 8/16/10(a)                                    2,100        2,279,451
Enterprise Products Operating LP
   Series B
   5.60%, 10/15/14(a)                                    3,310        3,209,684
NRG Energy, Inc.
   Senior Note
   Callable 2/01/09 @ 107.25
   7.25%, 2/01/14(a)                                       560          569,100
   Callable 2/01/16 @ 103.69
   7.375%, 2/01/16(a)                                    2,985        3,048,431
The Williams Cos., Inc.
   7.875%, 9/01/21(a)                                    3,235        3,477,625
Valero Energy Corp.
   6.875%, 4/15/12(a)                                    6,055        6,415,345
   7.50%, 4/15/32(a)                                     2,270        2,609,842
                                                                ---------------
                                                                     34,019,517
                                                                ---------------


2  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Financial--4.4%
American General Finance Corp.
   Medium-Term Note
   4.625%, 5/15/09(a)                                $  10,015  $     9,810,524
Berkshire Hathaway Finance Corp.
   4.20%, 12/15/10(a)                                    5,700        5,423,345
Boeing Capital Corp.
   Senior Note
   4.75%, 8/25/08(a)                                     1,865        1,844,962
BOI Capital Funding No. 2
   Callable 2/01/16 @ 100.00
   5.57%, 2/01/49(a)(d)                                  1,500        1,436,355
Capital One Bank
   Subordinated Note
   6.50%, 6/13/13(a)                                     2,884        3,001,021
CIT Group, Inc.
   Medium-Term Note
   4.99%, 5/18/07(a)(b)                                  2,945        2,952,242
   Senior Note
   7.75%, 4/02/12(a)                                     6,035        6,652,037
Citigroup, Inc.
   Subordinated Notes
   5.00%, 9/15/14(a)                                    18,963       18,149,487
   5.01%, 6/09/09(a)(b)                                  3,435        3,443,732
Core Investment Grade Trust
   4.659%, 11/30/07(a)                                  17,490       17,280,120
CountryWide Home Loans, Inc.
   Medium-Term Note, Series L
   4.00%, 3/22/11(a)                                     6,605        6,136,388
Dow Jones Cdx, High Yield
   8.00%, 6/29/10(a)                                    18,971       19,374,134
General Electric Capital Corp.
   4.375%, 11/21/11(a)                                   6,275        5,961,890
   Medium-Term Note
     4.995%, 6/22/07(a)                                 22,130       22,153,015
Goldman Sachs Group, Inc.
   4.75%, 7/15/13(a)                                     4,795        4,529,942
   5.125%, 1/15/15(a)                                    3,450        3,297,234
Household Finance Corp.
   6.50%, 11/15/08(a)                                    8,848        9,096,257
   7.00%, 5/15/12(a)                                     2,855        3,051,618
ILFC E-Capital Trust I
   Callable 12/21/10 @ 100.00
   5.90%, 12/21/65(a)(d)                                 1,390        1,349,020
Kinder Morgan Finance
   5.35%, 1/05/11(a)                                     8,940        8,797,434
Manufacturing Capital Finance, Ltd.
   Callable 7/25/16 @ 100.00
   6.346%, 7/29/49(a)                                    3,245        3,193,203
Resona Bank, Ltd.
   5.85%, 9/29/49(a)                                     1,300        1,261,428
Resona Preferred Global Securities
   Callable 7/30/15 @ 100
   7.191%, 12/29/49(a)(b)(d)                             2,460        2,566,779
                                                                ---------------
                                                                    160,762,167
                                                                ---------------
Food/Beverage--0.3%
ConAgra Foods, Inc.
   7.875%, 9/15/10(a)                                    1,834        1,978,901
   6.75%, 9/15/11(a)                                     1,225        1,273,144
Kraft Foods, Inc.
   5.25%, 10/01/13(a)                                    6,910        6,728,702
                                                                ---------------
                                                                      9,980,747
                                                                ---------------
Gaming--0.1%
MGM Mirage
   8.375%, 2/01/11(a)                                    3,245        3,423,475
Riviera Holdings Corp.
   Callable 6/15/06 @ 105.50
   11.00%, 6/15/10(a)                                    1,110        1,179,375
                                                                ---------------
                                                                      4,602,850
                                                                ---------------
Healthcare--0.3%
Humana, Inc.
   Senior Note
   6.30%, 8/01/18(a)                                     3,550        3,610,495
Wellpoint, Inc.
   3.75%, 12/14/07(a)                                    1,796        1,748,990
Wyeth
   5.50%, 2/01/14(a)                                     5,331        5,260,162
                                                                ---------------
                                                                     10,619,647
                                                                ---------------
Industrial--0.1%
Tyco International Group SA
   6.00%, 11/15/13(a)                                    4,950        4,972,488
                                                                ---------------
Insurance--0.8%
Assurant, Inc.
   5.625%, 2/15/14(a)                                    3,830        3,763,538
Liberty Mutual Group
   5.75%, 3/15/14(a)(d)                                  4,025        3,912,650
Mangrove Bay Pass-Through Trust
   Callable 7/15/13 @ 100
   6.102%, 7/15/33(a)(d)                                 4,315        4,167,729
MetLife, Inc.
   5.00%, 11/24/13(a)                                    4,125        3,959,196
Royal & Sun Alliance Insurance Group plc
   8.95%, 10/15/29(a)                                    2,615        3,306,780
Zurich Capital Trust
   Callable 6/01/07 @ 104.19
   8.376%, 6/01/37(a)(d)                                 8,625        9,226,654
                                                                ---------------
                                                                     28,336,547
                                                                ---------------
Metals/Mining--0.2%
AK Steel Corp.
   Callable 5/12/06 @ 101.31
   7.875%, 2/15/09(a)                                    2,540        2,552,700
Ispat Inland ULC
   Callable 4/01/09 @ 104.88
   9.75%, 4/01/14(a)                                     3,005        3,399,406
                                                                ---------------
                                                                      5,952,106
                                                                ---------------


                     Schedule of Investments--Intermediate Duration Portfolio  3

--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Paper/Packaging--0.3%
International Paper Co.
   5.30%, 4/01/15(a)                                $    5,170  $     4,846,187
Packaging Corp. of America
   5.75%, 8/01/13(a)                                     4,230        4,100,393
Weyerhaeuser Co.
   5.95%, 11/01/08(a)                                    4,060        4,097,340
                                                                ---------------
                                                                     13,043,920
                                                                ---------------
Petroleum Products--0.0%
Tengizchevroil Finance Co.
   6.124%, 11/15/14(a)(d)                                1,840        1,830,800
                                                                ---------------
Public Utilities--Electric & Gas--1.9%
Carolina Power & Light Co.
   6.50%, 7/15/12(a)                                     5,775        6,017,793
Consumers Energy Co.
   Series C
   4.25%, 4/15/08(a)                                     2,810        2,740,486
Duke Capital LLC
   Senior Note
   5.50%, 3/01/14(a)                                     3,125        3,055,572
   8.00%, 10/01/19(a)                                    5,485        6,405,855
Exelon Corp.
   6.75%, 5/01/11(a)                                     7,415        7,741,445
FirstEnergy Corp.
   Series B
   6.45%, 11/15/11(a)                                    7,945        8,220,970
   Series C
   7.375%, 11/15/31(a)                                   7,850        8,719,568
MidAmerican Energy Holdings Co.
   Senior Notes
   5.875%, 10/01/12(a)                                   2,400        2,422,236
   6.125%, 4/01/36(a)(d)                                 4,120        4,033,101
Nisource Finance Corp.
   7.875%, 11/15/10(a)                                   3,010        3,264,965
Pacific Gas & Electric Co.
   4.80%, 3/01/14(a)                                     3,280        3,101,630
   6.05%, 3/01/34(a)                                       260          254,431
Progress Energy, Inc.
   7.10%, 3/01/11(a)                                     4,850        5,143,900
Public Service Co. of Colorado
   7.875%, 10/01/12(a)                                   2,545        2,878,219
TXU Australia Holdings Pty Ltd.
   6.15%, 11/15/13(a)(d)                                 5,805        5,966,948
                                                                ---------------
                                                                     69,967,119
                                                                ---------------
Public Utilities--Telephone--0.3%
Bell Atlantic New Jersey, Inc.
   Debenture
   5.875%, 1/17/12(a)                                    5,695        5,645,812
Telecom Italia Capital
   4.00%, 11/15/08(a)                                    3,085        2,972,629
   6.375%, 11/15/33(a)                                   1,375        1,295,668
                                                                ---------------
                                                                      9,914,109
                                                                ---------------
Service--0.3%
Pershing Road Development Co. LLC
   Callable 6/01/06 @ 101.50
   5.22%, 9/01/26(a)(b)(d)                               9,390        9,390,000
                                                                ---------------
Supermarket/Drug--0.1%
Safeway, Inc.
   6.50%, 3/01/11(a)                                     1,895        1,951,818
   7.25%, 2/01/31(a)                                     3,040        3,221,427
                                                                ---------------
                                                                      5,173,245
                                                                ---------------
Technology--0.5%
Cisco Systems, Inc.
   5.25%, 2/22/11(a)                                     3,090        3,063,630
International Business Machines Corp.
   Medium-Term Note
   4.375%, 6/01/09(a)                                    1,720        1,677,922
Motorola, Inc.
   7.625%, 11/15/10(a)                                     609          664,231
Oracle Corp.
   5.25%, 1/15/16(a)(d)                                 13,945       13,377,341
                                                                ---------------
                                                                     18,783,124
                                                                ---------------
Total Corporate Debt Obligations
(cost $670,483,057)                                                 660,569,072
                                                                ---------------
================================================================================
NON U.S. DOLLAR SOVEREIGN DEBT--11.5.%
--------------------------------------------------------------------------------
Australia (Commonwealth of)
   6.00%, 2/15/17(a)                           AUD      95,545       71,562,288
Japan (Government of)
   .70%, 6/20/10(a)                            JPY   8,653,000       72,079,343
Poland (Government of)
   6.25%, 10/24/15(a)                          PLN     106,330       35,914,860
Sweden (Kingdom of)
   Series 1043
   5.00%, 1/28/09(a)                           SEK     519,510       69,970,596
   5.25%, 3/15/11(a)                                   461,930       64,071,770
United Mexican States
   10.00%, 12/05/24(a)                         MXN   1,088,760      111,509,915
                                                                ---------------
Total Non U.S. Dollar Sovereign Debt
(cost $427,704,564)                                                 425,108,772
                                                                ---------------
================================================================================
COMMERCIAL MORTGAGE-BACKED SECURITIES--8.4%
--------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.
   Series 2004-3 Class A5
   5.304%, 6/10/39(a)                               $   13,780       13,678,441
   Series 2004-4 Class A3
   4.128%, 7/10/42(a)                                    8,850        8,517,948
   Series 2005-1 Class A3
   4.877%, 11/10/42(a)                                  13,680       13,433,760
   Series 2004-6 Class A2
   4.161%, 12/10/42(a)                                  11,835       11,360,416
Bear Stearns Commercial Mortgage
   Securities, Inc. Series 2005-T18
     Class A4
   4.933%, 2/13/42(a)                                   12,490       11,927,201


4  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Commercial Mortgage Asset Trust
   Series 1999-C1 Class A3
   6.64%, 1/17/32(a)                                 $       0  $            87
   Series 2003-CK2 Class A2
   3.861%, 3/15/36(a)                                    7,790        7,534,410
   Series 2004-C5 Class A2
   4.183%, 11/15/37(a)                                  10,070        9,669,516
   Series 2005-C1 Class A4
   5.014%, 2/15/38(a)                                   10,900       10,462,256
GE Capital Commercial Mortgage Corp.
   Series 2005-C3 Class A3FX
   4.863%, 7/10/45(a)                                   12,735       12,477,753
Goldman Sachs Mortgage Securities Corp. II
   Series 2006-GG6 Class A2
   5.506%, 4/10/38(a)                                    9,545        9,578,598
Greenwich Capital Commercial Funding Corp.
   Series 2003-C1 Class A4
   4.111%, 7/05/35(a)                                    9,240        8,491,560
   Series 2003-C2 Class A3
   4.533%, 1/05/36(a)                                      325          312,816
   Series 2005-GG3 Class A2
   4.305%, 8/10/42(a)                                   13,565       13,082,357
JP Morgan Chase Commercial
   Mortgage Securities
   Series 2004-C1 Class A2
   4.302%, 1/15/38(a)                                    9,775        9,280,776
   Series 2005-LDP3 Class A2
   4.851%, 8/15/42(a)                                   11,220       10,968,672
   Series 2005-LDP4 Class A2
   4.79%, 10/15/42(a)                                    8,210        8,003,765
   Series 2006-CB14 Class A4
   5.481%, 12/12/44(a)                                   6,750        6,688,508
   Series 2005-LDP1 Class A2
   4.625%, 3/15/46(a)                                   13,520       13,149,958
   Series 2005-LDP1 Class A4
   5.038%, 3/15/46(a)                                   13,750       13,214,987
LB-UBS Commercial Mortgage Trust
   Series 2004-C7 Class A2
   3.992%, 10/15/29(a)                                   8,440        8,072,944
   Series 2004-C8 Class A2
   4.201%, 12/15/29(a)                                   9,405        9,051,560
   Series 2005-C1 Class A4
   4.742%, 2/15/30(a)                                    8,960        8,451,968
   Series 2005-C7 Class A4
   5.197%, 11/15/30(a)                                  10,140        9,854,500
   Series 2006-C1 Class A4
   5.156%, 2/15/31(a)                                    9,535        9,240,368
Merrill Lynch Commercial Mortgage Trust
   Series 2006-1 Class A2
   5.439%, 2/12/39(a)                                    8,250        8,250,083
Merrill Lynch Mortgage Trust
   Series 2005-CKI1 Class A6
   5.245%, 11/12/37(a)                                   9,050        8,873,887
   Series 2005-MKB2 Class A2
   4.806%, 9/12/42(a)                                   16,215       15,875,944
Morgan Stanley Capital I
   Series 2005-T17 Class A5
   4.78%, 12/13/41(a)                                   13,195       12,488,408
   Series 2005-HQ5 Class A4
   5.168%, 1/14/42(a)                                   16,915       16,436,475
   Series 2004-T13 Class A2
   3.94%, 9/13/45(a)                                     9,275        8,795,112
                                                                ---------------
Total Commercial Mortgage-Backed Securities
(cost $317,595,289)                                                 307,225,034
================================================================================
ASSET-BACKED SECURITIES--6.2%
--------------------------------------------------------------------------------
Aegis Asset Backed Securities Trust
   Series 2004-3 Class A2A
   5.018%, 9/25/35(a)(b)                                 4,042        4,044,055
American Express Credit Account Master Trust
   Series 2005-1 Class A
   4.779%, 10/15/12(a)(b)                                9,305        9,310,862
Asset Backed Funding Corp.
   Series 2003-WF1 Class A2
   5.331%, 12/25/32(a)(b)                                3,555        3,583,880
Bank One Issuance Trust
   Series 2004-A4 Class A4
   4.789%, 2/16/10(a)(b)                                 9,890        9,895,736
Bear Stearns Asset Backed Securities, Inc.
   Series 2005-SD1 Class 1A1
   4.968%, 4/25/22(a)(b)                                 3,636        3,635,803
Capital Auto Receivables Asset Trust
   Series 2005-SN1A Class A3A
   4.10%, 6/15/08(a)                                    11,915       11,782,863
Citifinancial Mortgage Securities, Inc.
   Series 2003-1 Class AFPT
   3.36%, 1/25/33(a)                                     3,215        2,961,201
Credit-Based Asset Servicing &
   Securities Trust
   Series 2005-CB7 Class AF2
   5.147%, 11/25/35(a)                                   7,695        7,565,185
CS First Boston Mortgage Securities Corp.
   Series 2006-1 Class A2
   5.30%, 5/25/36(a)                                     4,135        4,118,253
GE-WMC Mortgage Securities LLC
   Series 2005-2 Class A2B
   4.988%, 12/25/35(a)(b)                                8,945        8,934,177
Home Equity Mortgage Trust
   Series 2005-2 Class A1
   4.998%, 7/25/35(a)                                    3,616        3,615,836
   Series 2005-4 Class A3
   4.742%, 1/25/36(a)                                    8,695        8,549,359
Household Home Equity Loan Trust
   Series 2005-3 Class A1
   5.036%, 1/20/35(a)(b)                                 9,522        9,530,814
   HSI Asset Securitization Corp. Trust
   Series 2006-OPT2 Class 2A1
   4.898%, 1/25/36(a)                                    8,473        8,472,940
Master Asset Backed Securities Trust
   Series 2004-HE1 Class A1
   5.218%, 9/25/34(a)                                   13,223       13,268,064


                     Schedule of Investments--Intermediate Duration Portfolio  5

--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
MBNA Credit Card Master Note Trust
   Series 2001-A5 Class A5
   4.959%, 3/15/11(a)                                $  30,140  $    30,299,441
Merrill Lynch Mortgage Investment, Inc.
   Series 2006-A1 Class A1
   6.233%, 3/25/36(a)                                   17,720       17,837,661
Morgan Stanley ABS Capital I
   Series 2004-HE4 Class A3
   5.018%, 5/25/34(a)(b)                                    46           45,887
Novastar Home Equity Loan
   Series 2001-1 Class A1
   5.378%, 7/25/31(a)                                    2,304        2,304,376
Residential Asset Mortgage Products, Inc.
   Series 2005-RS1 Class AII1
   4.928%, 1/25/35(a)                                    3,440        3,439,789
   Series 2005-RS3 Class AIA2
   4.988%, 3/25/35(a)                                    8,945        8,940,796
   Series 2005-RZ1 Class A2
   5.018%, 4/25/35(a)(b)                                12,390       12,390,000
Residential Asset Securities Corp.
   Series 2004-KS7 Class AI1
   4.968%, 10/25/21(a)(b)                                  255          255,454
   Series 2002-KS7 Class A2
   5.188%, 11/25/32(a)                                   2,032        2,036,661
   Series 2003-KS3 Class A2
   5.118%, 5/25/33(a)(b)                                 1,239        1,240,547
Residential Funding Mortgage Securities II
   Series 2005-HI2 Class A3
   4.46%, 5/25/35(a)                                     6,000        5,888,460
Saxon Asset Securities Trust
   Series 2005-4 Class A2B
   4.998%, 11/25/37(a)(b)                                9,225        9,225,000
SLM Student Loan Trust
   Series 2003-C Class A1
   5.01%, 9/15/16(a)(b)                                  9,274        9,282,658
Specialty Underwriting & Residential Finance
   Series 2006-BC1 Class A2A
   4.65%, 12/25/36(a)                                    8,564        8,563,643
Structured Asset Investment Loan Trust
   Series 2004-5 Class A2
   4.998%, 5/25/34(a)(b)                                   568          567,943
   Series 2006-1 Class A1
   4.898%, 1/25/36(a)                                    7,985        7,985,829
                                                                ---------------
Total Asset-Backed Securities
(cost $230,298,493)                                                 229,573,173
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS--5.1%
--------------------------------------------------------------------------------
American Home Mortgage Investment Trust
   Series 2005-4 Class 5A
   5.35%, 11/25/45(a)                                   18,744       18,664,723
Bear Stearns Alt-A Trust
   Series 2005-10 Class 24A1
   5.993%, 1/25/36(a)                                   16,320       16,396,621
   Series 2006-1 Class 22A1
   5.453%, 2/25/36(a)                                   20,567       20,419,957
   Series 2006-2 Class 23A1
   6.00%, 3/25/36(a)                                    17,482       17,513,817
Citigroup Mortgage Loan Trust, Inc.
   Series 2005-2 Class 1A4
   5.126%, 5/25/35(a)                                   21,422       21,020,168
IndyMac Index Mortgage Loan Trust
   Series 2006-AR7 Class 4A1
   6.265%, 3/25/36(a)                                   11,037       11,124,744
J.P. Morgan Alternative Loan Trust
   Series 2006-S1 Class 3A1
   4.715%, 3/25/36(a)                                    8,108        8,108,078
Residential Accredit Loans, Inc.
   Series 2006-QS2 Class 1A9
   5.50%, 2/25/36(a)                                    20,116       19,977,485
Residential Funding Mortgage Securities, Inc.
   Series 2005-SA3 Class 3A
   5.249%, 8/25/35(a)                                   13,477       13,249,063
Structured Adjustment Mortgage Loan Trust
   Series 2006-3 Class 2A1
   4.017%, 4/25/36(a)                                   15,413       15,473,203
Structured Asset Mortgage Investment, Inc.
   Series 2004-AR5 Class 1A1
   5.106%, 10/19/34(a)                                  21,324       21,313,472
Washington Mutual, Inc.
   Series 2005-AR2 Class 2A22
   5.038%, 1/25/45(a)(b)                                 5,647        5,647,378
                                                                ---------------
Total Collateralized Mortgage Obligations
(cost $189,591,551)                                                 188,908,709
================================================================================
U.S. DOLLAR SOVEREIGN DEBT--2.2%
--------------------------------------------------------------------------------
Brazilian (Republic of)
   8.25%, 1/20/34(a)                                    32,180       35,446,270
Panama (Republic of)
   6.70%, 1/26/36(a)                                     7,135        7,117,163
Peru (Republic of)
   7.35%, 7/21/25(a)                                     8,100        7,938,000
Russian Federation
   5.00%, 3/31/30(a)(d)                                 14,580       15,950,520
Ukraine (Republic of)
   7.65%, 6/11/13(a)                                     6,700        7,028,300
   7.50%, 4/08/33(a)                                     6,595        7,353,425
                                                                ---------------
Total U.S. Dollar Sovereign Debt
(cost $79,741,466)                                                   80,833,678
================================================================================
SHORT-TERM INVESTMENTS--27.5%
--------------------------------------------------------------------------------
U.S. Government & Government Sponsored
Agency Obligations--3.0%
Federal Home Loan Mortgage Corp.
   Zero Coupon, 5/11/06(f)                              24,930       24,810,510
Federal National Mortgage Association
   Zero Coupon, 4/03/06(e)(f)                           46,550       46,463,230
   Zero Coupon, 4/18/06(f)                              40,000       40,000,000
                                                                ---------------
                                                                    111,273,740
                                                                ---------------


6  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

--------------------------------------------------------------------------------
                                        Principal Amount (000)     U.S. $ Value
================================================================================
U.S. Treasury Bills--0.1%
United States Treasury Bills
   4.55%, 5/04/06(f)                                 $   3,760  $     3,745,835
                                                                ---------------
Commercial Paper--24.4%
ABN Amro Finance
   4.63%, 4/12/06(f)                                    50,000       49,942,125
AIG Funding, Inc.
   4.63%, 4/12/06(f)                                    50,000       49,942,125
Bank of Montreal
   4.615%, 4/12/06(f)                                   50,000       49,942,312
Barclays Bank
   4.63%, 4/12/06(f)                                    50,000       49,942,125
Bear Stearns & Co., Inc.
   4.66%, 4/12/06(f)                                    50,000       49,941,750
BNP Paribas Finance
   4.62%, 4/12/06(f)                                    50,000       49,942,250
Canadian Imperial Holdings
   4.63%, 4/12/06(f)                                    50,000       49,942,125
Citigroup Funding, Inc.
   4.63%, 4/12/06(f)                                    50,000       49,942,125
Depfa Bank plc
   4.655%, 4/12/06(f)                                   50,000       49,941,813
Deutsche Bank
   4.62%, 4/12/06(f)                                    50,000       49,942,250
Dexia Delaware LLC
   4.64%, 4/12/06(f)                                    50,000       49,942,125
GE Capital Corp.
   4.64%, 4/12/06(f)                                    50,000       49,942,000
Prudential Funding LLC
   4.64%, 4/12/06(f)                                    50,000       49,942,000
Royal Bank of Scotland plc
   4.615%, 4/12/06(f)                                   50,000       49,942,312
Societe Generale, Inc.
   4.64%, 4/12/06(f)                                    50,000       49,942,000
State Street Corp.
   4.64%, 4/12/06(f)                                    50,000       49,942,000
Toyota Motor Credit Co.
   4.63%, 4/12/06(f)                                    50,000       49,942,125
UBS Finance, LLC
   4.83%, 4/03/06(f)                                    50,000       50,000,000
                                                                ---------------
                                                                    899,015,562
                                                                ---------------
Total Short-Term Investments
(cost $1,014,035,137)                                             1,014,035,137
                                                                ---------------
Total Investments--125.8%
(cost $4,682,383,175)(g)                                          4,636,043,933

Other assets less liabilities--(25.8)%                             (949,971,047)
                                                                ---------------
Net Assets--100%                                                $ 3,686,072,886
                                                                ---------------

================================================================================
INTEREST RATE SWAP CONTRACTS
--------------------------------------------------------------------------------

                                                                          Rate Type
                                                             ----------------------------------
                                                                 Payments                           Unrealized
                        Notional Amount                      Received by the   Payments Made by   Appreciation/
Swap Counterparty            (000)        Termination Date       Portfolio       the Portfolio    (Depreciation)
---------------------------------------------------------------------------------------------------------------
Lehman Brothers              43,445           11/02/07       3 month LIBOR+          4.814%         $ 153,234
Lehman Brothers             116,000           10/28/07            BMA*               4.800%           384,722
Lehman Brothers             107,000            1/23/08       3 month LIBOR+          4.777%          (981,901)

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

+     LIBOR (London Interbank Offered Rate).

================================================================================
CREDIT DEFAULT SWAP CONTRACTS
--------------------------------------------------------------------------------

                                                                                  Unrealized
Swap Counterparty &     Notional Amount                                          Appreciation/
Referenced Obligation        (000)          Interest Rate    Termination Date   (Depreciation)
----------------------------------------------------------------------------------------------
Sell Contracts
JP Morgan Chase
Dow Jones High Volume
4.00%, 6/20/10               87,500             0.90%             6/20/10          $ (84,469)

JP Morgan Chase
Dow Jones High Volume
4.00%, 6/20/10               17,000             0.90%             6/20/10            232,746


                     Schedule of Investments--Intermediate Duration Portfolio  7

================================================================================
FORWARD EXCHANGE CURRENCY CONTRACTS
--------------------------------------------------------------------------------

                                         Contract                                          Unrealized
                                          Amount       U.S. $ Value on        U.S. $      Appreciation/
                                           (000)      Origination Date   Current Value   (Depreciation)
-------------------------------------------------------------------------------------------------------
Purchase Contracts
Japanese Yen         Settling 4/03/06   16,243,345      $ 138,764,766    $ 138,068,113    $ (696,653)
Sales Contracts
Australian Dollar    Settling 4/26/06      101,974         73,149,169       72,967,116       182,053
Japanese Yen         Settling 4/03/06   16,243,345        139,547,636      138,068,113     1,479,523
Japanese Yen         Settling 5/08/06    8,759,881         74,971,384       74,833,934       137,450
Mexican Peso         Settling 4/25/06      551,137         50,779,009       50,550,282       228,727
Polish Zloty         Settling 4/11/06      119,961         37,210,306       37,080,007       130,299
Swedish Krona        Settling 4/20/06    1,102,646        143,387,914      141,787,797     1,600,117

================================================================================
FINANCIAL FUTURES CONTRACTS SOLD
--------------------------------------------------------------------------------

                     Number of                                           Value at      Unrealized
Type                 Contracts   Expiration Month   Original Value   March 31, 2006   Depreciatin
-------------------------------------------------------------------------------------------------
U.S. Treasury Bonds
Futures                 235          June 2006      $  25,651,037     $ 25,651,719      $ (682)

--------------------------------------------------------------------------------
(a) Positions, or portion thereof, with an aggregate market value of $2,694,379,059 have been segregated to collateralize open forward exchange currency contracts.

(b)   Variable rate coupon, rate shown as of March 31, 2006.

(c)   When-issued security.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the aggregate market value of these securities amounted to $106,860,939 or 2.9% of net assets.

(e)   Represents entire or partial position segregated as collateral for swaps.

(f) Represents entire or partial position segregated as collateral for when issued securities.

(g) At March 31, 2006, the cost basis of investment securities owned was substantially identical for both book and tax. Gross unrealized appreciation of investments was $11,917,341 and gross unrealized depreciation of investments was $58,256,583, resulting in net unrealized depreciation of $46,339,242 (excluding swap and future transactions).

--------------------------------------------------------------------------------
Explanation of abbreviation:

TBA-To Be Announced

Currency Abbreviations:

AUD--Australian Dollar
JPY--Japanese Yen
MXN--Mexican Peso
PLN--Polish Zloty
SEK--Swedish Krona

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

See notes to financial statements.


8  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                          Short Duration Plus Portfolio
                           March 31, 2006 (Unaudited)
--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
U.S. GOVERNMENT & GOVERNMENT SPONSORED
AGENCY OBLIGATIONS--40.1%
Federal Agency--16.2%
Federal Home Loan Mortgage Corp.
   3.75%, 8/03/07                                    $   9,940  $     9,766,159
   4.00%, 8/17/07                                       11,370       11,203,168
   3.875%, 6/15/08                                      31,870       31,086,317
   Callable 11/03/06 @ 100
   4.90%, 11/03/08                                       4,295        4,238,306
Federal National Mortgage Association
   Callable 11/28/06 @ 100
   4.90%, 11/28/07                                       4,645        4,621,775
   Callable 2/27/07 @ 100
   5.00%, 2/27/08                                        7,250        7,215,925
   4.25%, 5/15/09                                        5,305        5,175,203
                                                                ---------------
                                                                     73,306,853
                                                                ---------------
Federal Agency--Collateralized
Mortgage Obligations-1.1%
Federal Home Loan Mortgage Corp.
   Series 2974 Class AM
   4.60%, 8/15/29                                        4,838        4,714,027
Federal Agency--Commercial
Mortgage Backed Securities--0.3%
Federal National Mortgage Association
   Series 2000-M2 Class B
   7.079%, 2/17/21                                       1,381        1,387,700
                                                                ---------------
                                                                      6,101,727
                                                                ---------------
Mortgage Pass Thru's-14.1%
Federal Home Loan Mortgage Corp.
   9.00%, 3/17/08                                           60           59,626
   7.00%, 5/01/35                                        6,069        6,251,046
Federal National Mortgage Association
   6.00%, 12/01/13-2/01/17                               5,709        5,786,929
   7.50%, 3/01/15                                          425          445,216
   8.00%, 8/01/16                                          718          760,132
   7.00%, 9/01/25-11/01/34                              17,060       17,587,041
   5.00%, TBA(a)                                        11,760       11,462,331
   5.50%, TBA(a)                                        11,520       11,448,000
   6.00%, TBA(a)                                         9,500        9,497,036
Government National Mortgage Association
   7.50%, 3/15/32                                          748          784,429
                                                                ---------------
                                                                     64,081,786
                                                                ---------------
U.S. Treasury Notes--8.4%
United States Treasury Notes
   3.625%, 4/30/07                                       2,210        2,181,339
   3.50%, 5/31/07                                       36,505       35,944,575
                                                                ---------------
                                                                     38,125,914
                                                                ---------------
Total U.S. Government & Government
Sponsored Agency Obligations
(cost $183,261,966)                                                 181,616,280
                                                                ---------------
================================================================================
CORPORATE DEBT OBLIGATIONS--24.0%
--------------------------------------------------------------------------------
Automotive--0.9%
DaimlerChrysler North America
   4.125%, 3/07/07                                       3,370        3,333,324
   4.875%, 6/15/10                                         970          934,840
                                                                ---------------
                                                                      4,268,164
                                                                ---------------
Banking--0.5%
Washington Mutual Bank
   4.50%, 8/25/08                                        2,305        2,261,293
                                                                ---------------
Broadcasting/Media--1.2%
AOL Time Warner, Inc.
   6.125%, 4/15/06                                       5,200        5,201,035
                                                                ---------------
Building/Real Estate--1.3%
Simon Property Group, LP
   6.375%, 11/15/07                                      2,150        2,181,128
                                                                ---------------
Vornado Realty LP
   5.625%, 6/15/07                                       3,590        3,594,387
                                                                ---------------
                                                                      5,775,515
                                                                ---------------
Cable--1.9%
British Sky Broadcasting Group plc
   6.875%, 2/23/09                                       3,665        3,792,949
Comcast Cable Communications, Inc.
   8.375%, 5/01/07                                       4,750        4,896,191
                                                                ---------------
                                                                      8,689,140
                                                                ---------------
Communications--1.1%
Sprint Capital Corp.
   6.00%, 1/15/07                                        5,140        5,164,389
                                                                ---------------
Communications--Mobile-0.8%
Cingular Wireless LLC
   5.625%, 12/15/06                                      3,720        3,729,170
                                                                ---------------
Financial--7.8%
CIT Group, Inc.
   7.375%, 4/02/07                                       7,310        7,450,484
Countrywide Home Loans, Inc.
   5.625%, 5/15/07                                       7,695        7,717,800
Goldman Sachs Group, Inc.
   4.125%, 1/15/08                                       6,390        6,264,392
International Lease Finance Corp.
   5.625%, 6/01/07                                       6,025        6,028,030
Merrill Lynch & Co., Inc.
   6.56%, 12/16/07                                       7,725        7,882,011
                                                                ---------------
                                                                     35,342,717
                                                                ---------------


                       Schedule of Investments--Short Duration Plus Portfolio  9

--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Food/Beverage--1.5%
General Mills, Inc.
   5.125%, 2/15/07                                   $   2,250  $     2,246,373
The Kroger Co.
   7.80%, 8/15/07                                        4,205        4,330,128
                                                                ---------------
                                                                      6,576,501
                                                                ---------------
Healthcare--1.6%
Anthem, Inc.
   3.50%, 9/01/07                                        3,470        3,374,349
Wellpoint, Inc.
   3.75%, 12/14/07                                       3,864        3,762,860
                                                                ---------------
                                                                      7,137,209
                                                                ---------------
Insurance--0.9%
Marsh & McLennan Cos., Inc.
   5.375%, 3/15/07                                       4,220        4,208,399
                                                                ---------------
Non-Air Transportation--0.5%
CSX Corp.
   6.25%, 10/15/08                                       2,180        2,226,286
                                                                ---------------
Paper/Packaging--0.1%
Weyerhaeuser Co.
   6.125%, 3/15/07                                         456          458,035
                                                                ---------------
Public Utilities--Electric & Gas--2.2%
Duke Energy Corp.
   3.75%, 3/05/08                                        4,137        4,019,538
Pacific Gas & Electric Co.
   3.60%, 3/01/09                                        2,450        2,329,935
Progress Energy, Inc.
   6.05%, 4/15/07                                        3,715        3,737,056
                                                                ---------------
                                                                     10,086,529
                                                                ---------------
Service--0.7%
Waste Management, Inc.
   6.50%, 11/15/08                                       3,045        3,123,104
                                                                ---------------
Supermarket/Drug--0.8%
Safeway, Inc.
   6.50%, 11/15/08                                       3,600        3,663,986
                                                                ---------------
Technology--0.2%
Oracle Corp.
   5.00%, 1/15/11(b)                                     1,005          981,578
                                                                ---------------
Total Corporate Debt Obligations
(cost $110,526,872)                                                 108,893,050
                                                                ---------------
================================================================================
ASSET-BACKED SECURITIES--13.4%
--------------------------------------------------------------------------------
Ace Securities Corp.
   Series 2003-0P1 Class A2
   5.18%, 12/25/33(c)                                    1,207        1,207,305
American General Mortgage Loan Trust
   Series 2003-1 Class A3
   4.03%, 4/25/33                                        1,680        1,624,255
Bayview Financial Acquisition Trust
   Series 2005-C Class A1B
   5.11%, 6/28/44(c)                                     2,330        2,332,913
Capital Auto Receivables Asset Trust
   Series 2005-SN1A Class A3A
   4.10%, 6/15/08                                        1,995        1,972,876
Citibank Credit Card Issuance Trust
   Series 2004-A4 Class A4
   3.20%, 8/24/09                                        3,000        2,920,770
Citifinancial Mortgage Securities, Inc.
   Series 2003-1 Class AFPT
   3.36%, 1/25/33                                        1,250        1,151,170
Countrywide Asset-Backed Certificates
   Series 2003-BC1 Class A
   5.22%, 3/25/33(c)                                       277          277,971
Credit-Based Asset Servicing & Securities, Inc.
   Series 2003-CB3 Class AF1
   2.879%, 12/25/32                                      1,636        1,581,887
   Series 2005-CB4 Class AF2
   4.751%, 8/25/35                                       3,850        3,768,274
   Series 2005-RP2 Class AF2
   5.75%, 9/25/35                                        1,200        1,202,987
First Franklin Mortgage Loan
   Asset-Backed Certificates
   Series 2000-FF1 Class A
   5.28%, 9/25/30(c)                                       305          305,331
Home Equity Mortgage Trust
   Series 2005-3 Class M1
   5.36%, 11/25/35(c)                                    3,825        3,842,212
HSI Asset Securitization Corp. Trust
   Series 2006-OPT1 Class 2A1
   4.90%, 12/25/35(c)                                    4,323        4,320,304
   Series 2006-OPT2 Class 2A1
   4.90%, 1/25/36(c)                                     3,587        3,586,764
Irwin Home Equity
   Series 2005-C Class 2A1
   5.07%, 4/25/30(c)                                     1,818        1,818,663
Lehman XS Trust
   Series 2006-3 Class M1
   5.27%, 3/25/36(c)                                     1,000        1,003,130
Long Beach Mortgage Loan Trust
   Series 2003-1 Class M2
   6.87%, 3/25/33(c)                                     5,660        5,716,600
   Series 2004-3 Class M2
   5.418%, 7/25/34(c)                                    6,700        6,730,083
Master Asset Backed Securities Trust
   Series 2004-HE1 Class A3
   5.18%, 9/25/34(c)                                     1,059        1,059,485
   Series 2004-HE1 Class A1
   5.22%, 9/25/34(c)                                     1,829        1,835,386
   Series 2004-WMC3 Class A4
   5.11%, 10/25/34(c)                                    1,769        1,770,374
Providian Gateway Master Trust
   Series 2004-DA Class A
   3.35%, 9/15/11                                        2,000        1,947,900
Residential Asset Mortgage Products, Inc.
   Series 2004-RS4 Class AI4
   4.911%, 4/25/34                                       2,120        2,091,507


10  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Residential Asset Securities Corp.
   Series 2003-KS8 Class A2B2
   4.27%, 10/25/33                                   $      28  $        28,244
Structured Asset Investment Loan Trust
   Series 2006-1 Class A1
   4.90%, 1/25/36(c)                                     3,140        3,140,465
Winston Funding Ltd.
   Series 2003-1 Class A2
   5.51%, 4/23/09(b)(c)                                  3,500        3,508,750
                                                                ---------------
Total Asset-Backed Securities
(cost $61,003,603)                                                   60,745,606
                                                                ---------------
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS--11.8%
--------------------------------------------------------------------------------
American Home Mortgage Investment Trust
   Series 2004-3 Class MF1
   5.35%, 10/25/34(c)                                    2,000        1,928,260
   Series 2004-4 Class M2
   5.87%, 2/25/45(c)                                     2,860        2,845,700
   Series 2005-2 Class 2A1
   6.39%, 9/25/45(c)                                     2,203        2,224,573
   Series 2005-4 Class 5A
   5.35%, 11/25/45(c)                                    3,074        3,061,109
Bear Stearns Alt-A Trust
   Series 2005-10 Class 24A1
   5.99%, 1/25/36(c)                                     1,052        1,057,095
   Series 2006-1 Class 22A1
   5.45%, 2/25/36                                        2,811        2,791,625
   Series 2006-2 Class 23A1
   6.00%, 3/25/36                                        1,700        1,703,094
Citicorp Mortgage Securities, Inc.
   Series 2004-7 Class 1A1
   5.25%, 9/25/34                                           49           48,109
Citigroup Mortgage Loan Trust, Inc.
   Series 2005-2 Class 1A4
   5.13%, 5/25/35                                        1,853        1,817,768
Countrywide Home Loans
   Series 2005-12 Class 1A5
   5.25%, 5/25/35                                        4,568        4,464,189
Credit Suisse First Boston Mortgage
   Securities Corp.
   Series 2004-2R Class A1
   5.02%, 12/28/33(b)(c)                                 2,912        2,567,632
   Series 2005-11 Class 3A6
   5.50%, 12/25/35                                       3,485        3,445,236
Deutsche Alt-A Securities, Inc. Mortgage Loan
   Series 2005-AR1 Class 1A1
   5.13%, 8/25/35(c)                                     2,169        2,161,199
First Horizon Alternative Mortgage Securities
   Series 2005-FA11 Class 1A5
   5.75%, 2/25/36                                        2,313        2,316,352
IndyMac Index Mortgage Loan Trust
   Series 2006-AR7 Class 4A1
   6.27%, 5/25/36                                        1,090        1,098,665
Merrill Lynch Mortgage Investors, Inc.
   Series 2005-A8 Class A1C1
   5.25%, 8/25/36                                        1,666        1,652,892
MLCC Mortgage Investors, Inc.
   Series 2003-F Class A1
   5.14%, 10/25/28(c)                                    4,804        4,811,376
   Series 2004-A Class A1
   5.05%, 4/25/29(c)                                     4,073        4,074,299
Residential Accredit Loans, Inc.
   Series 2006-QS2 Class 1A9
   5.50%, 2/25/36                                        3,295        3,272,343
Residential Funding Mortgage Securities, Inc.
   Series 2005-SA3 Class 3A
   5.25%, 8/25/35                                        1,852        1,821,177
Structured Adjustable Rate Mortgage Loan
   Series 2005-5 Class A3
   5.05%, 5/25/35(c)                                     1,224        1,224,213
Structured Asset Securities Corp.
   Series 2002-11A Class 1A
   5.59%, 6/25/32                                        1,581        1,581,169
   Series 2003-21 Class 2A1
   4.00%, 8/25/33                                           54           52,352
Washington Mutual
   Series 2005-AR7 Class A4
   4.94%, 8/25/35                                        1,463        1,438,616
                                                                ---------------
Total Collateralized Mortgage Obligations
(cost $54,169,273)                                                   53,459,043
                                                                ---------------
================================================================================
COMMERCIAL MORTGAGE-BACKED SECURITIES-5.5%
--------------------------------------------------------------------------------
Asset Securitization Corp.
   Series 1996-MD6 Class A1C
   7.04%, 11/13/29                                       6,393        6,392,830
Commercial Mortgage Acceptance Corp.
   Series 1997-ML1 Class A2
   6.53%, 12/15/30                                         458          459,645
Credit Suisse First Boston Mortgage
   Securities Corp.
   Series 2005-TF2A Class G
   5.30%, 9/15/20(c)                                     1,065        1,065,000
   Series 2005-TF2A Class F
   5.25%, 9/15/20(c)                                     1,065        1,065,000
First Union Lehman Brothers Bank of America
   Series 1998-C2 Class A2
   6.56%, 11/18/35                                       3,675        3,738,077
LB-UBS Commercial Mortgage Trust
   Series 2004-C7 Class A2
   3.99%, 10/15/29                                       3,385        3,237,786
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
   Series 2005-LLFA Class F
   5.079%, 7/15/18                                       1,550        1,550,000
Morgan Stanley Capital I
   Series 2005-XLF Class G
   5.119%, 8/15/19                                       2,645        2,645,000


                      Schedule of Investments--Short Duration Plus Portfolio  11

--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Nomura Asset Securities Corp.
   Series 1998-D6 Class A1B
   6.59%, 3/15/30                                    $   4,910  $     5,017,676
                                                                ---------------
Total Commercial Mortgage-Backed Securities
(cost $26,076,894)                                                   25,171,014
                                                                ---------------
================================================================================
SHORT-TERM INVESTMENTS--11.6%
--------------------------------------------------------------------------------
Commercial Paper--7.4%
Deutsche Bank
   4.62%, 4/12/06(d)                                    15,000       14,982,675
Barclays Fund
   4.63%, 4/12/06(d)                                    15,000       14,982,638
Royal Bank Scotland plc
   4.755%, 11/12/07(d)                                   3,500        3,500,169
                                                                ---------------
                                                                     33,465,482
                                                                ---------------
U.S. Government & Government
Sponsored Agency Obligations--4.2%
Federal Home Loan Bank
   Zero Coupon, 4/03/06(d)                              19,000       19,000,000
                                                                ---------------
Total Short-Term Investments
(cost $52,465,482)                                                   52,465,482
                                                                ---------------
Total Investments--106.4%
(cost $487,504,090)(e)                                              482,350,475
Other assets less liabilities--(6.4)%                               (29,188,462)
                                                                ---------------
Net Assets--100%                                                $   453,162,013
                                                                ---------------

================================================================================
INTEREST RATE SWAP CONTRACTS
--------------------------------------------------------------------------------

                                                                       Rate Type
                                                          ----------------------------------
                                                              Payments                           Unrealized
                     Notional Amount                      Received by the   Payments Made by    Appreciation/
Swap Counterparty         (000)        Termination Date      Portfolio        the Portfolio    (Depreciation)
-------------------------------------------------------------------------------------------------------------
Lehman Brothers          14,000             1/27/08        3 month LIBOR+        4.835%          $ (20,331)

+     LIBOR (London Interbank Offered Rate).

--------------------------------------------------------------------------------
(a)   When-issued security.

(b) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the market value of securities amounted to $7,057,960 or 1.6% of net assets.

(c)   Variable rate coupon, rate shown as of March 31, 2006.

(d) Represents entire or partial position segregated as collateral for when issued securities.

(e) At March 31, 2006, the cost basis of investment securities owned was substantially identical for both book and tax. Gross unrealized appreciation of investments was $90,985 and gross unrealized depreciation of investments was $5,244,600, resulting in net unrealized depreciation of $5,153,615 (excluding swap transactions).

Explanation of abbreviation:

TBA--To Be Announced

See notes to financial statements.


12  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

--------------------------------------------------------------------------------
                         Sanford C. Bernstein Fund, Inc.
                             Schedule of Investments
                    U.S. Government Short Duration Portfolio
                           March 31, 2006 (Unaudited)
--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
U.S. GOVERNMENT & GOVERNMENT SPONSORED
AGENCY OBLIGATIONS--94.6%
--------------------------------------------------------------------------------
Federal Agency--46.8%
Federal Farm Credit Bank
   2.05%, 6/12/06 (a)                                $   4,000  $     3,977,432
   3.25%, 6/15/07                                        5,000        4,891,830
Federal Home Loan Bank
   2.04%, 6/12/06 (a)                                    4,000        3,977,360
   2.875%, 8/15/06                                         450          446,542
   3.625%, 6/20/07                                         800          785,989
   4.75%, 8/08/07                                        4,000        3,980,772
   4.625%, 2/08/08                                       4,200        4,166,253
   3.00%, 4/15/09                                        1,405        1,321,834
Federal Home Loan Mortgage Corp.
   Callable 11/03/06 @ 100
   4.90%, 11/03/08                                         845          833,846
Federal National Mortgage Association
   Callable 11/28/06 @ 100
   4.90%, 11/28/07                                         825          820,875
   3.80%, 1/18/08                                          250          244,046
   5.75%, 2/15/08                                        8,260        8,356,840
   Callable 2/27/07 @ 100
   5.00%, 2/27/08                                        1,260        1,254,078
   4.25%, 5/15/09                                          830          809,692
   6.625%, 9/15/09                                       2,500        2,615,303
                                                                ---------------
                                                                     38,482,692
                                                                ---------------
Federal Agency--Collateralized
Mortgage Obligations--0.3%
Federal National Mortgage Association
   Series 2000-M2 Class B
   7.08%, 2/17/21(b)                                       238          239,370
                                                                ---------------
Mortgage Pass Thru's--13.4%
Federal Home Loan Mortgage Corp.
   7.00%, 4/01/32-5/01/35                                1,263        1,300,972
Federal National Mortgage Association
   6.00%, 12/01/13-11/01/16                              1,278        1,295,208
   7.50%, 3/01/15                                          152          159,006
   8.00%, 7/01/17                                          272          287,861
   7.00%, 2/01/31-9/01/33                                2,349        2,422,626
   5.00%, TBA(c)                                         2,085        2,032,224
   5.50%, TBA(c)                                         2,125        2,111,719
   6.00%, TBA(c)                                         1,400        1,399,563
                                                                ---------------
                                                                     11,009,179
                                                                ---------------
U.S. Treasury Notes--34.1%
United States Treasury Notes
   3.00%, 12/31/06                                       4,940        4,872,267
   3.75%, 3/31/07-5/15/08                                6,930        6,808,422
   3.50%, 5/31/07                                       16,640       16,384,543
                                                                ---------------
                                                                     28,065,232
                                                                ---------------
Total U.S. Government & Government
Sponsored Agency Obligations
(cost $78,515,947)                                                   77,796,473
                                                                ---------------
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS--4.9%
--------------------------------------------------------------------------------
American Home Mortgage Investment Trust
   Series 2005-2 Class 2A1
   6.39%, 9/25/45(b)                                       387          390,545
Bear Stearns Alt-A Trust
   Series 2005-10 Class 24A1
      5.99%, 1/25/36                                       818          821,461
   Series 2006-2 Class 23A1
      6.00%, 3/25/36                                       305          305,555
Countrywide Home Loans
   Series 2005-12 Class 1A5
   5.25%, 5/25/35                                          783          765,093
MLCC Mortgage Investors, Inc.
   Series 2004-A Class A1
   5.05%, 4/25/29(b)                                       739          739,172
Structured Asset Securities Corp.
   Series 2003-23H Class 1A1
   5.50%, 7/25/33                                        1,015          995,782
                                                                ---------------
Total Collateralized Mortgage Obligations
(cost $4,084,445)                                                     4,017,608
                                                                ---------------
================================================================================
ASSET-BACKED SECURITIES-1.0%
--------------------------------------------------------------------------------
Ace Securities Corp.
   Series 2003-0P1 Class A2
   5.18%, 12/25/33(b)                                      183          183,469
Capital Auto Receivables Asset Trust
   Series 2005-SN1A Class A3A
   4.10%, 6/15/08                                          345          341,174
Residential Asset Securities Corp.
   Series 2003-KS8 Class A2B2
   5.26%, 10/25/33(b)                                      341          341,496
                                                                ---------------
Total Asset-Backed Securities
(cost $871,421)                                                         866,139
                                                                ---------------


            Schedule of Investments--U.S. Government Short Duratio Portfolio  13

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
SHORT-TERM INVESTMENT--5.2%
------------------------------------
U.S. Government Agency--5.2%
Federal National Mortgage Association
   Zero Coupon, 5/10/06 (a)                          $   4,260  $     4,240,166
                                                                ---------------
Total Investments--105.7%
(cost $87,711,979)(d)                                                86,920,386
Other assets less liabilities--(5.7)%                                (4,650,907)
                                                                ---------------
Net Assets--100%                                                $    82,269,479
                                                                ---------------

(a) Represents entire or partial position segregated as collateral for when issued securities

(b)   Variable rate coupon, rate shown as of March 31, 2006.

(c)   When-issued security.

(d) At March 31, 2006, the cost basis of investment securities owned was substantially identical for both book and tax. Gross unrealized appreciation of investments was $4,539 and gross unrealized depreciation of investments was $796,132, resulting in net unrealized depreciation of $791,593.

Explanation of abbreviation:

TBA--To Be Announced

See notes to financial statements.


14  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

--------------------------------------------------------------------------------
                       Sanford C. Bernstein Fund II, Inc.
                             Schedule of Investments
                  Intermediate Duration Institutional Portfolio
                           March 31, 2006 (Unaudited)

--------------------------------------------------------------------------------
                                        Principal Amount (000)      U.S. $ Value
================================================================================
U.S. GOVERNMENT & GOVERNMENT SPONSORED
AGENCY OBLIGATIONS--46.8%
--------------------------------------------------------------------------------
Federal Agency--Collateralized Mortgage Obligations--0.4%
Fannie Mae Grantor Trust
   Series 2004-T5 Class AB4
   4.53%, 5/28/35(a)(b)                              $   1,938  $     1,938,242
   Series 2005-T3 Class A1A
   4.86%, 7/25/35(a)(b)                                    833          832,893
                                                                ---------------
                                                                      2,771,135
                                                                ---------------
Mortgage Pass Thru's-42.7%
Federal Home Loan Mortgage Corp.
   6.00%, 6/01/20(a)                                       578          585,597
   4.50%, 8/01/35-1/01/36                               14,397       13,280,397
   6.00%, TBA(c)                                         3,110        3,108,056
Federal National Mortgage Association
   5.50%, 2/01/09-2/01/35                               59,542       58,550,343
   6.00%, 2/01/17-9/01/35                               29,025       29,097,442
   5.00%, 4/01/19(a)                                    11,557       11,286,409
   6.50%, 5/01/34-1/01/36                                4,131        4,217,368
   4.50%, TBA(c)                                        21,635       20,681,719
   5.00%, TBA(c)                                        30,925       29,681,404
   5.50%, TBA(c)                                        83,360       81,368,333
   6.00%, TBA(c)                                        24,570       24,562,334
   6.50%, TBA(c)                                        26,190       26,681,062
                                                                ---------------
                                                                    303,100,464
                                                                ---------------
U.S. Treasury Bonds--0.8%
United States Treasury Bond
   7.25%, 5/15/16(a)                                     4,560        5,392,911
                                                                ---------------
U.S. Treasury Notes--2.9%
United States Treasury Note
   4.50%, 11/15/15(a)                                   21,625       20,984,705
                                                                ---------------
Total U.S. Government & Government
Sponsored Agency Obligations
(cost $336,575,787)                                                 332,249,215
                                                                ---------------
================================================================================
CORPORATE DEBT OBLIGATIONS-17.7%
--------------------------------------------------------------------------------
Automotive--0.6%
DaimlerChrysler North America
   4.875%, 6/15/10(a)                                      530          510,789
Ford Motor Credit Co.
   6.50%, 1/25/07(a)                                       740          737,167
   6.625%, 6/16/08(a)                                    1,040          984,348
General Motors Acceptance Corp.
   6.875%, 9/15/11(a)                                    1,265        1,179,080
Hertz Corp.
   Callable 1/01/14 @ 104.44
   8.875%, 1/01/14(a)(d)                                   610          632,875
                                                                ---------------
                                                                      4,044,259
                                                                ---------------
Banking-1.6%
Barclays Bank plc
   Callable 06/15/11 @ 100.00
   8.55%, 9/29/49(a)(b)(d)                               1,400        1,575,179
Huntington National Bank
   Senior Note
   4.375%, 1/15/10(a)                                      980          943,741
J.P. Morgan Chase & Co.
   6.75%, 2/01/11(a)                                     1,820        1,913,213
RBS Capital Trust III
   Callable 9/30/14 @ 100.00
   5.512%, 9/29/49(a)(b)                                 1,950        1,880,888
Royal Bank of Scotland Group Plc
   5.00%, 10/01/14(a)                                      120          115,381
Sumitomo Mitsui Banking Corp.
   Callable 10/15/15 @ 100.00
   5.625%, 7/29/49(a)(b)(d)                                410          397,732
Suntrust Bank
   4.943%, 6/02/09(a)(b)                                 1,015        1,016,523
UFJ Bank Ltd.
   Subordinated Note
   7.40%, 6/15/11(a)                                       280          301,804
UFJ Finance Aruba AEC
   6.75%, 7/15/13(a)                                       500          529,858
Wachovia Capital Trust III
   Callable 3/15/11 @ 100.00
   5.80%, 8/29/49(a)                                     1,230        1,208,449
Wells Fargo & Co.
   Senior Note
   4.20%, 1/15/10(a)                                       955          916,538
Zions Bancorp
   5.50%, 11/16/15(a)                                      805          785,369
                                                                ---------------
                                                                     11,584,675
                                                                ---------------
Broadcasting/Media--1.1%
Allbritton Communications Co.
   Senior Subordinated Note
   Callable 12/15/07 @ 103.88
   7.75%, 12/15/12(a)                                      695          698,475
BSKYB Finance United Kingdom plc
   5.625%, 10/15/15(a)(d)                                1,200        1,156,560
Lamar Media Corp.
   Callable 8/15/15 @ 103.31
   6.625%, 8/15/15(a)                                      610          606,950
News America Holdings
   9.25%, 2/01/13(a)                                       890        1,049,548
   6.55%, 3/15/33(a)                                       655          638,009
Time Warner Entertainment Co.
   Senior Debenture
   8.375%, 3/15/23(a)                                    1,710        1,933,377
Time Warner, Inc.
   6.875%, 5/01/12(a)                                      845          885,961
WPP Finance Corp.
   5.875%, 6/15/14(a)                                      735          725,777
                                                                ---------------
                                                                      7,694,657
                                                                ---------------


      Schedule of Investments--Intermediate Duration Institutional Portfolio  15

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Building/Real Estate--0.2%
iStar Financial, Inc.
   Senior Note
   5.15%, 3/01/12(a)                                 $     590  $       566,206
Simon Property Group, LP
   6.375%, 11/15/07(a)                                     815          826,799
                                                                ---------------
                                                                      1,393,005
                                                                ---------------
Cable--0.6%
British Sky Broadcasting Group plc
   6.875%, 2/23/09(a)                                      445          460,535
Cablevision Systems Corp.
   8.00%, 4/15/12(a)                                       730          711,750
Comcast Cable Communications
   Holdings, Inc.
   9.455%, 11/15/22(a)                                   1,400        1,766,097
Comcast Corp.
   5.30%, 1/15/14(a)                                     1,025          974,591
DirecTV Holdings LLC
   Callable 6/15/10 @ 103.19
   6.375%, 6/15/15(a)                                      705          696,188
                                                                ---------------
                                                                      4,609,161
                                                                ---------------
Chemicals--0.3%
Ineos Group Holdings plc
   Callable 2/15/11 @ 104.25
   8.50%, 2/15/16(a)(d)                                    730          693,500
ProLogis
   7.05%, 7/15/06(a)                                       585          587,035
Union Carbide Corp.
   Debenture
   7.75%, 10/01/96(a)                                      735          757,239
                                                                ---------------
                                                                      2,037,774
                                                                ---------------
Communications--1.7%
AT&T Corp.
   Senior Note
   9.05%, 11/15/11(a)(d)                                 1,085        1,172,895
   9.75%, 11/15/31(a)                                      335          400,011
British Telecommunications plc
   8.375%, 12/15/10(a)                                   1,920        2,141,555
Cox Enterprises, Inc.
   4.375%, 5/01/08(a)(d)                                 1,155        1,121,186
Qwest Communications International, Inc.
   Callable 2/15/09 @ 103.75
   7.50%, 2/15/14                                          665          684,950
Sprint Capital Corp.
   8.375%, 3/15/12(a)                                    4,035        4,559,146
Telecom Italia Capital
   4.00%, 1/15/10(a)                                     2,465        2,317,332
                                                                ---------------
                                                                     12,397,075
                                                                ---------------
Communications--Fixed--0.4%
Qwest Corp.
   8.875%, 3/15/12(a)(d)                                   195          217,913
Verizon Global Funding Corp.
   4.90%, 9/15/15(a)                                       875          809,219
Vodafone Group plc
   5.50%, 6/15/11(a)                                     1,625        1,609,983
                                                                ---------------
                                                                      2,637,115
                                                                ---------------
Communications--Mobile--0.9%
AT&T Wireless Services, Inc.
   Senior Note
   8.75%, 3/01/31(a)                                       705          892,916
Cingular Wireless LLC
   5.625%, 12/15/06(a)                                   1,225        1,228,020
New Cingular Wireless Services, Inc.
   7.875%, 3/01/11(a)                                    2,230        2,444,225
TELUS Corp.
   7.50%, 6/01/07(a)                                     1,480        1,513,444
                                                                ---------------
                                                                      6,078,605
                                                                ---------------
Conglomerate/Miscellaneous--0.2%
Hutchison Whampoa International Ltd.
   7.45%, 11/24/33(a)(d)                                 1,170        1,276,186
                                                                ---------------
Consumer Manufacturing--0.1%
Fortune Brands, Inc.
   2.875%, 12/01/06(a)                                     540          531,375
                                                                ---------------
Energy--0.9%
Amerada Hess Corp.
   7.875%, 10/01/29(a)                                     900        1,047,998
Conoco, Inc.
   Senior Note
   6.95%, 4/15/29(a)                                     1,150        1,300,986
Duke Energy Field Services Corp.
   7.875%, 8/16/10(a)                                      360          390,763
Enterprise Products Operating LP
   Series B
   5.60%, 10/15/14(a)                                      600          581,816
NRG Energy, Inc.
   Senior Note
   Callable 2/01/09 @ 107.25
   7.25%, 2/01/14(a)                                       115          116,869
   Callable 2/01/16 @ 103.69
   7.375%, 2/01/16(a)                                      615          628,068
The Williams Cos., Inc.
   7.875%, 9/01/21(a)                                      650          698,750
Valero Energy Corp.
   6.875%, 4/15/12(a)                                    1,235        1,308,497
   7.50%, 4/15/32(a)                                       510          586,352
                                                                ---------------
                                                                      6,660,099
                                                                ---------------
Financial--3.8%
American General Finance Corp.
   Medium-Term Note
   4.625%, 5/15/09(a)                                    2,160        2,115,899
Berkshire Hathaway Finance Corp.
   4.20%, 12/15/10(a)                                    1,225        1,165,543
Boeing Capital Corp.
   Senior Note
   4.75%, 8/25/08(a)                                       365          361,079


16  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
BOI Capital Funding No. 2
   Callable 2/01/16 @ 100.00
   5.571%, 2/01/49(a)(d)                             $     300  $       287,271
CIT Group, Inc.
   Medium-Term Note
   4.99%, 5/18/07(a)(b)                                    530          531,303
   Senior Note
   7.75%, 4/02/12(a)                                     1,100        1,212,467
Citigroup, Inc.
   Subordinated Note
   5.01%, 6/09/09(a)(b)                                    720          721,830
   5.00%, 9/15/14(a)                                     3,671        3,513,514
Core Investment Grade Trust
   4.659%, 11/30/07(a)                                   3,295        3,255,460
CountryWide Home Loans, Inc.
   Medium-Term Note, Series L
   4.00%, 3/22/11(a)                                     1,375        1,277,447
Dow Jones Cdx, High Yield
   8.00%, 6/29/10(a)                                     3,754        3,833,773
General Electric Capital Corp.
   4.375%, 11/21/11(a)                                   1,435        1,363,396
Goldman Sachs Group, Inc.
   4.75%, 7/15/13(a)                                       650          614,069
   5.125%, 1/15/15(a)                                      790          755,019
Household Finance Corp.
   6.50%, 11/15/08(a)                                    1,880        1,932,749
   7.00%, 5/15/12(a)                                       565          603,910
ILFC E-Capital Trust I
   Callable 12/21/10 @ 100.00
   5.90%, 12/21/65(a)(d)                                   310          300,861
Kinder Morgan Finance
   5.35%, 1/05/11(a)                                     1,845        1,815,578
Manufacturing Capital Finance, Ltd.
   Callable 7/25/16 @ 100.00
   6.346%, 7/29/49(a)                                      615          605,183
Resona Bank, Ltd.
   5.85%, 9/29/49(a)(d)                                    240          232,879
Resona Preferred Global Securities
   Callable 7/30/15 @ 100
   7.191%, 12/29/49(a)(d)                                  450          469,533
                                                                ---------------
                                                                     26,968,763
                                                                ---------------
Food/Beverage--0.2%
ConAgra Foods, Inc.
   7.875%, 9/15/10(a)                                      341          367,942
   6.75%, 9/15/11(a)                                       223          231,764
Kraft Foods, Inc.
   5.25%, 10/01/13(a)                                      650          632,946
                                                                ---------------
                                                                      1,232,652
                                                                ---------------
Gaming--0.1%
MGM Mirage
   8.375%, 2/01/11(a)                                      655          691,025
Riviera Holdings Corp.
   Callable 6/15/06 @ 105.50
   11.00%, 6/15/10(a)                                      220          233,750
                                                                ---------------
                                                                        924,775
                                                                ---------------
Healthcare--0.3%
Humana, Inc.
   Senior Note
   6.30%, 8/01/18(a)                                       685          696,673
Wellpoint, Inc.
   3.75%, 12/14/07(a)                                      388          377,844
Wyeth
   5.50%, 2/01/14(a)                                     1,019        1,005,460
                                                                ---------------
                                                                      2,079,977
                                                                ---------------
Industrial--0.1%
Tyco International Group SA
   6.00%, 11/15/13(a)                                    1,025        1,029,657
                                                                ---------------
Insurance--0.8%
Assurant, Inc.
   5.625%, 2/15/14(a)                                      735          722,246
Liberty Mutual Group
   5.75%, 3/15/14(a)(d)                                    855          831,134
Mangrove Bay Pass-Through Trust
   Callable 7/15/13 @ 100
   6.102%, 7/15/33(a)(d)                                   810          782,355
MetLife, Inc.
   5.00%, 11/24/13(a)                                      780          748,648
Royal & Sun Alliance Insurance Group plc
   8.95%, 10/15/29(a)                                      510          644,917
Zurich Capital Trust
   Callable 6/01/07 @ 104.19
   8.376%, 6/01/37(a)(d)                                 1,740        1,861,377
                                                                ---------------
                                                                      5,590,677
                                                                ---------------
Metals/Mining--0.2%
AK Steel Corp.
   Callable 5/12/06 @ 101.31
   7.875%, 2/15/09(a)                                      455          457,275
Ispat Inland ULC
   Callable 4/01/09 @ 104.88
   9.75%, 4/01/14(a)                                       600          678,750
                                                                ---------------
                                                                      1,136,025
                                                                ---------------
Paper/Packaging--0.4%
International Paper Co.
   6.75%, 9/01/11(a)                                         5            5,193
   5.30%, 4/01/15(a)                                     1,015          951,427
Packaging Corp. of America
   5.75%, 8/01/13(a)                                       790          765,794
Weyerhaeuser Co.
   5.95%, 11/01/08(a)                                      830          837,634
                                                                ---------------
                                                                      2,560,048
                                                                ---------------
Petroleum Products--0.1%
Tengizchevroil Finance Co.
   6.124%, 11/15/14(a)(d)                                  405          402,975
                                                                ---------------
Public Utilities--Electric & Gas--1.9%
Carolina Power & Light Co.
   6.50%, 7/15/12(a)                                     1,135        1,182,718


      Schedule of Investments--Intermediate Duration Institutional Portfolio  17

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
Consumers Energy Co.
   Series C
   4.25%, 4/15/08(a)                                 $     600  $       585,157
Duke Capital LLC
   Senior Note
   5.50%, 3/01/14(a)                                       660          645,337
   8.00%, 10/01/19(a)                                    1,085        1,267,156
Exelon Corp.
   6.75%, 5/01/11(a)                                     1,515        1,581,698
FirstEnergy Corp.
   Series B
   6.45%, 11/15/11(a)                                    1,415        1,464,150
   Series C
   7.375%, 11/15/31(a)                                   1,500        1,666,159
MidAmerican Energy Holdings Co.
   Senior Note
   5.875%, 10/01/12(a)                                     410          413,799
   6.125%, 4/01/36(a)(d)                                   830          812,494
Nisource Finance Corp.
   7.875%, 11/15/10(a)                                     590          639,976
Pacific Gas & Electric Co.
   4.80%, 3/01/14(a)                                       960          907,794
Progress Energy, Inc.
   7.10%, 3/01/11(a)                                       895          949,235
Public Service Co. of Colorado
   7.875%, 10/01/12(a)                                     410          463,682
TXU Australia Holdings Pty Ltd.
   6.15%, 11/15/13(a)(d)                                 1,150        1,182,083
                                                                ---------------
                                                                     13,761,438
                                                                ---------------
Public Utilities--Telephone--0.3%
Bell Atlantic New Jersey, Inc.
   Debenture
   5.875%, 1/17/12(a)                                    1,175        1,164,851
Telecom Italia Capital
   4.00%, 11/15/08(a)                                      645          621,506
   6.375%, 11/15/33(a)                                     270          254,422
                                                                ---------------
                                                                      2,040,779
                                                                ---------------
Service--0.3%
Pershing Road Development Co. LLC
   Callable 6/01/06 @ 101.50
   5.22%, 9/01/26(a)(b)(d)                               2,015        2,015,000
                                                                ---------------
Supermarket/Drug--0.1%
Safeway, Inc.
   6.50%, 3/01/11(a)                                       350          360,494
   7.25%, 2/01/31(a)                                       585          619,913
                                                                ---------------
                                                                        980,407
                                                                ---------------
Technology--0.5%
Cisco Systems, Inc.
   5.25%, 2/22/11(a)                                       630          624,624
International Business Machines Corp.
   Medium-Term Note
   4.375%, 6/01/09(a)                                      355          346,315
Motorola, Inc.
   7.625%, 11/15/10(a)                                     111          121,067
Oracle Corp.
   5.25%, 1/15/16(a)(d)                                  2,885        2,767,560
                                                                ---------------
                                                                      3,859,566
                                                                ---------------
Total Corporate Debt Obligations
(cost $127,541,841)                                                 125,526,725
                                                                ---------------
================================================================================
COMMERCIAL MORTGAGE-BACKED SECURITIES-8.7%
--------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.
   Series 2004-3 Class A5
   5.304%, 6/10/39(a)                                    2,845        2,824,032
   Series 2004-4 Class A3
   4.128%, 7/10/42(a)                                    1,900        1,828,712
   Series 2005-1 Class A3
   4.877%, 11/10/42(a)                                   2,650        2,602,300
   Series 2004-6 Class A2
   4.161%, 12/10/42(a)                                   2,565        2,462,143
Bear Stearns Commercial Mortgage
   Securities, Inc.
   Series 2005-T18 Class A4
   4.933%, 2/13/42(a)                                    2,520        2,406,449
   Series 2003-CK2 Class A2
   3.861%, 3/15/36(a)                                    1,695        1,639,387
   Series 2004-C5 Class A2
   4.183%, 11/15/37(a)                                   2,170        2,083,699
   Series 2005-C1 Class A4
   5.014%, 2/15/38(a)                                    2,150        2,063,656
GE Capital Commercial Mortgage Corp.
   Series 2005-C3 Class A3FX
   4.863%, 7/10/45(a)                                    2,370        2,322,126
Goldman Sachs Mortgage
   Securities Corp. II
   Series 2006-GG6 Class A2
   5.506%, 4/10/38(a)                                    1,940        1,946,829
Greenwich Capital Commercial
   Funding Corp.
   Series 2003-C1 Class A4
   4.111%, 7/05/35(a)                                    2,035        1,870,165
   Series 2003-C2 Class A3
   4.533%, 1/05/36(a)                                      895          861,446
   Series 2005-GG3 Class A2
   4.305%, 8/10/42(a)                                    2,620        2,526,780
JP Morgan Chase Commercial
   Mortgage Securities
   Series 2004-C1 Class A2
   4.302%, 1/15/38(a)                                      245          232,613
   Series 2005-LDP3 Class A2
   4.851%, 8/15/42(a)                                    2,085        2,038,296
   Series 2005-LDP4 Class A2
   4.79%, 10/15/42(a)                                    1,945        1,896,142
   Series 2006-CB14 Class A4
   5.481%, 12/12/44(a)                                   1,380        1,367,428
   Series 2005-LDP1 Class A2
   4.625%, 3/15/46(a)                                    2,665        2,592,059


18  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
   Series 2005-LDP1 Class A4
   5.038%, 3/15/46(a)                                $   2,620  $     2,518,056
LB-UBS Commercial Mortgage Trust
   Series 2004-C7 Class A2
   3.992%, 10/15/29(a)                                   1,975        1,889,107
   Series 2004-C8 Class A2
   4.201%, 12/15/29(a)                                   2,025        1,948,901
   Series 2005-C1 Class A4
   4.742%, 2/15/30(a)                                    1,760        1,660,208
   Series 2005-C7 Class A4
   5.197%, 11/15/30(a)                                   1,965        1,909,674
   Series 2006-C1 Class A4
   5.156%, 2/15/31(a)                                    1,965        1,904,282
Merrill Lynch Commercial Mortgage Trust
   Series 2006-1 Class A2
   5.439%, 2/12/39(a)                                    1,660        1,660,017
Merrill Lynch Mortgage Trust
   Series 2005-CKI1 Class A6
   5.245%, 11/12/37(a)                                   1,730        1,696,334
   Series 2005-MKB2 Class A2
   4.806%, 9/12/42(a)                                    3,175        3,108,611
Morgan Stanley Capital I
   Series 2005-T17 Class A5
   4.78%, 12/13/41(a)                                    2,850        2,697,382
   Series 2005-HQ5 Class A4
   5.168%, 1/14/42(a)                                    3,745        3,639,054
   Series 2004-T13 Class A2
   3.94%, 9/13/45(a)                                     1,555        1,474,544
                                                                ---------------
Total Commercial Mortgage
Backed Securities (cost $63,700,726)                                 61,670,432
                                                                ---------------
================================================================================
ASSET-BACKED SECURITIES--5.4%
--------------------------------------------------------------------------------
Aegis Asset Backed Securities Trust
   Series 2004-3 Class A2A
   5.018%, 9/25/35(a)(b)                                   896          896,265
American Express Credit Account Master Trust
   Series 2005-1 Class A
   4.779%, 10/15/12(a)(b)                                1,910        1,911,203
Asset Backed Funding Corp.
   Series 2003-WF1 Class A2
   5.331%, 12/25/32(a)(b)                                  654          659,104
Bank One Issuance Trust
   Series 2004-A4 Class A4
   4.789%, 2/16/10(a)(b)                                 1,910        1,911,108
Bear Stearns Asset Backed Securities, Inc.
   Series 2005-SD1 Class 1A1
   4.968%, 4/25/22(a)(b)                                   772          772,031
Capital Auto Receivables Asset Trust
   Series 2005-SN1A Class A3A
   4.10%, 6/15/08(a)                                     2,300        2,274,493
Citifinancial Mortgage Securities, Inc.
   Series 2003-1 Class AFPT
   3.36%, 1/25/33(a)                                       594          546,806
Credit-Based Asset Servicing & Securities Trust
   Series 2005-CB7 Class AF2
   5.147%, 11/25/35(a)                                   1,490        1,464,864
CS First Boston Mortgage Securities Corp.
   Series 2006-1 Class A2
   5.30%, 5/25/36(a)                                       840          836,598
GE-WMC Mortgage Securities LLC
   Series 2005-2 Class A2B
   4.988%, 12/25/35(a)(b)                                1,785        1,782,840
Home Equity Mortgage Trust
   Series 2005-2 Class A1
   4.998%, 7/25/35(a)(b)                                   716          715,826
   Series 2005-4 Class A3
   4.742%, 1/25/36(a)                                    1,605        1,578,116
Household Home Equity Loan Trust
   Series 2005-3 Class A1
   5.036%, 1/20/35(a)(b)                                 1,841        1,842,433
HSI Asset Securitization Corp. Trust
   Series 2006-OPT2 Class 2A1
   4.898%, 1/25/36(a)                                    1,733        1,732,548
Master Asset Backed Securities Trust
   Series 2004-HE1 Class A1
   5.218%, 9/25/34(a)                                    2,734        2,743,211
Merrill Lynch Mortgage Investment, Inc.
   Series 2006-A1 Class A1
   6.233%, 3/25/36(a)                                    3,450        3,472,908
Morgan Stanley ABS Capital I
   Series 2004-HE4 Class A3
   5.018%, 5/25/34(a)(b)                                     9            9,399
Novastar Home Equity Loan
   Series 2001-1 Class A1
   5.378%, 7/25/31(a)(b)                                   606          606,415
Residential Asset Mortgage Products, Inc.
   Series 2005-RS3 Class AIA2
   4.988%, 3/25/35(a)(b)                                 1,785        1,784,161
   Series 2005-RZ1 Class A2
   5.018%, 4/25/35(a)                                    2,565        2,565,000
Residential Asset Securities Corp.
   Series 2004-KS7 Class AI1
   4.968%, 10/25/21(a)(b)                                   63           62,773
   Series 2002-KS7 Class A2
   5.188%, 11/25/32(a)(b)                                  490          490,957
Residential Funding Mortgage Securities II
   Series 2005-HI2 Class A3
   4.46%, 5/25/35(a)                                     1,100        1,079,551
Saxon Asset Securities Trust
   Series 2005-4 Class A2B
   4.998%, 11/25/37(a)(b)                                1,825        1,825,000
SLM Student Loan Trust
   Series 2003-C Class A1
   5.01%, 9/15/16(a)(b)                                  1,654        1,655,689
Specialty Underwriting & Residential Finance
   Series 2006-BC1 Class A2A
   4.65%, 12/25/36(a)                                    1,759        1,759,319
Structured Asset Investment Loan Trust
   Series 2004-5 Class A2
   4.998%, 5/25/34(a)(b)                                   116          115,910


      Schedule of Investments--Intermediate Duration Institutional Portfolio  19

================================================================================
                                        Principal Amount (000)      U.S. $ Value
================================================================================
   Series 2006-1 Class A1
   4.898%, 1/25/36(a)                                $   1,606  $     1,606,413
                                                                ---------------
Total Asset-Backed Securities
(cost $38,837,031)                                                   38,700,941
                                                                ---------------
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS--5.3%
--------------------------------------------------------------------------------
American Home Mortgage Investment Trust
   Series 2005-4 Class 5A
   5.35%, 11/25/45(a)                                    3,777        3,761,332
Bear Stearns Alt-A Trust
   Series 2005-10 Class 24A1
   5.993%, 1/25/36(a)                                    3,328        3,343,588
   Series 2006-1 Class 22A1
   5.453%, 2/25/36(a)                                    4,200        4,170,905
   Series 2006-2 Class 23A1
   6.00%, 3/25/36(a)                                     3,505        3,511,379
Citigroup Mortgage Loan Trust, Inc.
   Series 2005-2 Class 1A4
   5.126%, 5/25/35(a)                                    3,996        3,920,676
IndyMac Index Mortgage Loan Trust
   Series 2006-AR7 Class 4A1
   6.265%, 3/25/36(a)                                    2,175        2,192,291
J.P. Morgan Alternative Loan Trust
   Series 2006-S1 Class 3A1
   4.715%, 3/25/36(a)                                    1,657        1,656,924
Residential Accredit Loans, Inc.
   Series 2006-QS2 Class 1A9
   5.50%, 2/25/36(a)                                     4,085        4,057,313
Residential Funding Mortgage Securities, Inc.
   Series 2005-SA3 Class 3A
   5.249%, 8/25/35(a)                                    2,631        2,586,071
Structured Adjustment Mortgage Loan Trust
   Series 2006-3 Class 2A1
   6.017%, 4/25/36(a)                                    2,830        2,841,054
Structured Asset Mortgage Investment, Inc.
   Series 2004-AR5 Class 1A1
   5.106%, 10/19/34(a)                                   4,349        4,347,040
Washington Mutual, Inc.
   Series 2005-AR2 Class 2A22
   5.038%, 1/25/45(a)(b)                                 1,157        1,156,627
                                                                ---------------
Total Collateralized Mortgage Obligations
(cost $37,681,782)                                                   37,545,200
                                                                ---------------
================================================================================
NON U.S. DOLLAR SOVEREIGN DEBT--11.9%
--------------------------------------------------------------------------------
Australia (Commonwealth of)
   6.00%, 2/15/17(a)                          AUD       19,210       14,388,106
Japan (Government of)
   .70%, 6/20/10(a)                           JPY    1,739,000       14,485,841
Poland (Government of)
   6.25%, 10/24/15(a)                         PLN       21,365        7,216,411
Sweden (Kingdom of)
   Series 1043
   5.00%, 1/28/09(a)                          SEK      103,195       13,898,896
Sweden (Kingdom of)
   5.25%, 3/15/11(a)                          SEK       92,625       12,847,504
United Mexican States
   10.00%, 12/05/24(a)                        MXN      215,270       22,047,779
                                                                ---------------
Total Non U.S. Dollar Sovereign Debt
(cost $85,453,380)                                                   84,884,537
                                                                ---------------
================================================================================
U.S. DOLLAR SOVEREIGN DEBT--2.4%
--------------------------------------------------------------------------------
Brazilian (Republic of)
   8.25%, 1/20/34(a)                                 $   6,620        7,291,930
Panama (Republic of)
   6.70%, 1/26/36(a)                                     1,470        1,466,325
Peru (Republic of)
   7.35%, 7/21/25(a)                                     1,470        1,440,600
Russian Federation
   5.00%, 3/31/30(a)                                     3,110        3,402,340
Ukraine (Republic of)
   7.65%, 6/11/13(a)                                     1,400        1,468,600
   7.50%, 4/08/33(a)                                     1,530        1,705,950
                                                                ---------------
Total U.S. Dollar Sovereign Debt
(cost $16,518,401)                                                   16,775,745
                                                                ---------------
================================================================================
SHORT-TERM INVESTMENTS--26.6%
--------------------------------------------------------------------------------
Commercial Paper-10.6%
AIG Funding, Inc.
   4.63%, 4/12/06(f)                                    25,000       24,971,062
Bear Stearns & Co., Inc.
   4.66%, 4/12/06(f)                                    25,000       24,970,875
Deutsche Bank
   4.62%, 4/12/06(f)                                    25,000       24,971,125
                                                                ---------------
                                                                     74,913,062
                                                                ---------------
U.S. Government & Government Sponsored
Agency Obligations--16.0%
Federal Home Loan Mortgage Corp.
   Zero Coupon, 4/12/06-5/11/06(f)                      81,455       81,215,830
Federal National Mortgage Association
   Zero Coupon, 4/18/06(e)(f)                           32,765       32,704,338
                                                                ---------------
                                                                    113,920,168
                                                                ---------------
Total Short-Term Investments
(cost $188,833,230)                                                 188,833,230
                                                                ---------------
Total Investments--124.8%
(cost $895,142,178)(g)                                              886,186,025
Other assets less liabilities--(24.8)%                             (176,183,343)
                                                                ---------------
Net Assets--100%                                                $   710,002,682
                                                                ---------------


20  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

================================================================================
INTEREST RATE SWAP CONTRACTS
--------------------------------------------------------------------------------

                                                                   Rate Type
                                                       ---------------------------------
                                                          Payments                          Unrealized
                    Notional Amount                    Received by the  Payments Made by  Appreciation/
Swap Counterparty        (000)       Termination Date     Portfolio       the Portfolio   (Depreciation)
--------------------------------------------------------------------------------------------------------
Lehman Brothers         10,130           11/02/07      3 month LIBOR+        4.814%       $     35,729
Lehman Brothers         24,500           10/28/07           BMA*             4.800%             81,256
Lehman Brothers         16,000            1/23/08      3 month LIBOR+        4.777%           (146,826)

* Variable interest based on the BMA (Bond Market Association) Municipal Swap Index, which fluctuates weekly.

+     Interest based on LIBOR (London Interbank Offered Rate).

================================================================================
CREDIT DEFAULT SWAP CONTRACTS
--------------------------------------------------------------------------------

                                                                                     Unrealized
Swap Counterparty &        Notional Amount                                         Appreciation/
Referenced Obligation           (000)         Interest Rate   Termination Date     (Depreciation)
-------------------------------------------------------------------------------------------------
Sell Contracts
JP Morgan Chase
Dow Jones High Volume
4.00%, 6/20/10                  19,000            0.90%            6/20/10           $ (18,342)

JP Morgan Chase
Dow Jones High Volume
4.00%, 6/20/10                   3,000            0.90%            6/20/10              41,073

================================================================================
FORWARD EXCHANGE CURRENCY CONTRACTS
--------------------------------------------------------------------------------

                                            Contract                                        Unrealized
                                             Amount    U.S. $ Value on        U.S. $      Appreciation/
                                              (000)    Origination Date   Current Value   (Depreciation)
--------------------------------------------------------------------------------------------------------
Purchase Contracts
Japanese Yen            Settling 4/03/06   3,346,071   $     28,587,236   $  28,441,538   $    (145,698)
Sales Contracts
Australian Dollar       Settling 4/26/06      20,503         14,707,159      14,670,556          36,603
Japanese Yen            Settling 4/03/06   3,346,071         28,746,315      28,441,538         304,777
Japanese Yen            Settling 5/08/06   1,761,628         15,076,878      15,049,237          27,641
Mexican Peso            Settling 4/25/06     113,046         10,415,465      10,368,550          46,915
Polish Zloty            Settling 4/11/06      24,098          7,470,451       7,448,635          21,816
Swedish Krona           Settling 4/20/06     220,019         28,611,178      28,291,896         319,282

================================================================================
FINANCIAL FUTURES CONTRACTS SOLD
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                        Number of                                           Value at       Unrealized
        Type            Contracts  Expiration Month   Original Value     March 31, 2006    Depreciatin
------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds
Futures                    27          June 2006       $ 2,947,140        $ 2,947,219         $  79


      Schedule of Investments--Intermediate Duration Institutional Portfolio  21

================================================================================

(a) Positions, or portion thereof, with an aggregate market value of $511,269,887 have been segregated to collateralize open forward exchange currency contracts.

(b)   Variable rate coupon, rate shown as of March 31, 2006.

(c)   When-issued security.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the aggregate market value of these securities amounted to $17,849,437 or 2.5% of net assets.

(e)   Represents entire or partial position segregated as collateral for swaps.

(f) Represents entire or partial position segregated as collateral for when-issued securities.

(g) At March 31, 2006, the cost basis of investment securities owned was substantially identical for both book and tax. Gross unrealized appreciation of investments was $2,179,933 and gross unrealized depreciation of investments was $11,136,086, resulting in net unrealized depreciation of $8,956,153 (excluding swap and future transactions).

Explanation of abbreviation:

TBA--To Be Announced

Currency Abbreviations:

AUD--Australian Dollar
JPY--Japanese Yen
MZN--Mexican Peso
PLN--Polish Zloty
SEK--Swedish Krona

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

See notes to financial statements.


22  Sanford C. Bernstein Fund, Inc.--2006 Semiannual Report

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

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

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

SCB-TAX-0860-0506

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicaNot applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

          EXHIBIT NO.        DESCRIPTION OF EXHIBIT
          -----------        ----------------------

          12(b)(1) Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

          12(b)(2) Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

          12(c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:    /s/ Marc O. Mayer
       -----------------
       Marc O. Mayer
       President

Date: May 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Marc O. Mayer
       -----------------
       Marc O. Mayer
       President

Date: May 29, 2006

By:    /s/ Mark D. Gersten
       -------------------
       Mark D. Gersten
       Treasurer and Chief Financial Officer

Date: May 29, 2006

00250.0073 #462870v4